EXECUTION COPY










        RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,

                            Company,

                RESIDENTIAL FUNDING CORPORATION,

                        Master Servicer,

                               and

               THE FIRST NATIONAL BANK OF CHICAGO,

                             Trustee




                 POOLING AND SERVICING AGREEMENT

                    Dated as of April 1, 1995



               Mortgage Pass-Through Certificates

                         Series 1995-S3







                        TABLE OF CONTENTS

                                                             Page

                            ARTICLE I

                           DEFINITIONS

     Section 1.01.  Definitions. . . . . . . . . . . . . . . .-3-
          Accretion Directed Certificates. . . . . . . . . . .-3-
          Accretion Directed Companion Certificates. . . . . .-3-
          Accretion Termination Date . . . . . . . . . . . . .-3-
          Accrual Distribution Amount. . . . . . . . . . . . .-3-
          Accrued Certificate Interest . . . . . . . . . . . .-3-
          Adjusted Mortgage Rate . . . . . . . . . . . . . . .-4-
          Adjusted Senior Principal Distribution Amount. . . .-4-
          Advance. . . . . . . . . . . . . . . . . . . . . . .-4-
          Affiliate. . . . . . . . . . . . . . . . . . . . . .-5-
          Agreement. . . . . . . . . . . . . . . . . . . . . .-5-
          Amount Held for Future Distribution. . . . . . . . .-5-
          Appraised Value. . . . . . . . . . . . . . . . . . .-5-
          Assignment . . . . . . . . . . . . . . . . . . . . .-5-
          Assignment Agreement . . . . . . . . . . . . . . . .-5-
          Assignment of Proprietary Lease. . . . . . . . . . .-6-
          Available Distribution Amount. . . . . . . . . . . .-6-
          Bankruptcy Amount. . . . . . . . . . . . . . . . . .-6-
          Bankruptcy Code. . . . . . . . . . . . . . . . . . .-7-
          Bankruptcy Loss. . . . . . . . . . . . . . . . . . .-7-
          Book-Entry Certificate . . . . . . . . . . . . . . .-7-
          Business Day . . . . . . . . . . . . . . . . . . . .-7-
          Buydown Funds. . . . . . . . . . . . . . . . . . . .-7-
          Buydown Mortgage Loan. . . . . . . . . . . . . . . .-8-
          Cash Liquidation . . . . . . . . . . . . . . . . . .-8-
          Certificate. . . . . . . . . . . . . . . . . . . . .-8-
          Certificate Account. . . . . . . . . . . . . . . . .-8-
          Certificate Account Deposit Date . . . . . . . . . .-8-
          Certificateholder or Holder. . . . . . . . . . . . .-8-
          Certificate Owner. . . . . . . . . . . . . . . . . .-8-
          Certificate Principal Balance. . . . . . . . . . . .-9-
          Certificate Register and Certificate Registrar . . -10-
          Class. . . . . . . . . . . . . . . . . . . . . . . -10-
          Class A Certificate. . . . . . . . . . . . . . . . -10-
          Class A-7 Component A. . . . . . . . . . . . . . . -10-
          Class A-7 Component B. . . . . . . . . . . . . . . -10-
          Class A-7 Component C. . . . . . . . . . . . . . . -10-
          Class A-7 Component D. . . . . . . . . . . . . . . -11-
          Class A-7 Component E. . . . . . . . . . . . . . . -11-
          Class A-7 Component E Collection Shortfall . . . . -11-
          Class A-7 Component E Principal Distribution
               Amount. . . . . . . . . . . . . . . . . . . . -11-
          Class A-7 Component F. . . . . . . . . . . . . . . -11-
          Class A-7 Component G. . . . . . . . . . . . . . . -11-
          Class B Certificate. . . . . . . . . . . . . . . . -11-
          Class B Percentage . . . . . . . . . . . . . . . . -12-
          Class B-1 Percentage . . . . . . . . . . . . . . . -12-
          Class B-1 Prepayment Distribution Trigger. . . . . -12-
          Class B-2 Percentage . . . . . . . . . . . . . . . -12-
          Class B-2 Prepayment Distribution Trigger. . . . . -12-
          Class B-3 Percentage . . . . . . . . . . . . . . . -12-
          Class B-3 Prepayment Distribution Trigger. . . . . -12-
          Class B-4 Percentage . . . . . . . . . . . . . . . -13-
          Class B-4 Prepayment Distribution Trigger. . . . . -13-
          Class M Certificate. . . . . . . . . . . . . . . . -13-
          Class M Percentage . . . . . . . . . . . . . . . . -13-
          Class M-1 Percentage . . . . . . . . . . . . . . . -13-
          Class M-2 Percentage . . . . . . . . . . . . . . . -13-
          Class M-2 Prepayment Distribution Trigger. . . . . -13-
          Class M-3 Percentage . . . . . . . . . . . . . . . -14-
          Class M-3 Prepayment Distribution Trigger. . . . . -14-
          Class R Certificate. . . . . . . . . . . . . . . . -14-
          Class R-I Certificate. . . . . . . . . . . . . . . -14-
          Class R-II Certificate . . . . . . . . . . . . . . -14-
          Closing Date . . . . . . . . . . . . . . . . . . . -14-
          Code . . . . . . . . . . . . . . . . . . . . . . . -14-
          Compensating Interest. . . . . . . . . . . . . . . -14-
          Component. . . . . . . . . . . . . . . . . . . . . -15-
          Cooperative. . . . . . . . . . . . . . . . . . . . -15-
          Cooperative Apartment. . . . . . . . . . . . . . . -15-
          Cooperative Lease. . . . . . . . . . . . . . . . . -15-
          Cooperative Loans. . . . . . . . . . . . . . . . . -15-
          Cooperative Stock. . . . . . . . . . . . . . . . . -15-
          Cooperative Stock Certificate. . . . . . . . . . . -15-
          Corporate Trust Office . . . . . . . . . . . . . . -15-
          Credit Support Depletion Date. . . . . . . . . . . -16-
          Curtailment. . . . . . . . . . . . . . . . . . . . -16-
          Custodial Account. . . . . . . . . . . . . . . . . -16-
          Custodial Agreement. . . . . . . . . . . . . . . . -16-
          Custodian. . . . . . . . . . . . . . . . . . . . . -16-
          Cut-off Date . . . . . . . . . . . . . . . . . . . -16-
          Cut-off Date Principal Balance . . . . . . . . . . -16-
          Debt Service Reduction . . . . . . . . . . . . . . -16-
          Deficient Valuation. . . . . . . . . . . . . . . . -16-
          Definitive Certificate . . . . . . . . . . . . . . -16-
          Deleted Mortgage Loan. . . . . . . . . . . . . . . -17-
          Depository . . . . . . . . . . . . . . . . . . . . -17-
          Depository Participant . . . . . . . . . . . . . . -17-
          Destroyed Mortgage Note. . . . . . . . . . . . . . -17-
          Determination Date . . . . . . . . . . . . . . . . -17-
          Discount Fraction. . . . . . . . . . . . . . . . . -17-
          Discount Mortgage Loan . . . . . . . . . . . . . . -17-
          Disqualified Organization. . . . . . . . . . . . . -17-
          Distribution Date. . . . . . . . . . . . . . . . . -18-
          Due Date . . . . . . . . . . . . . . . . . . . . . -18-
          Due Period . . . . . . . . . . . . . . . . . . . . -18-
          Eligible Account . . . . . . . . . . . . . . . . . -18-
          Eligible Funds . . . . . . . . . . . . . . . . . . -19-
          Event of Default . . . . . . . . . . . . . . . . . -19-
          Excess Bankruptcy Loss . . . . . . . . . . . . . . -19-
          Excess Fraud Loss. . . . . . . . . . . . . . . . . -19-
          Excess Special Hazard Loss . . . . . . . . . . . . -19-
          Excess Subordinate Principal Amount. . . . . . . . -19-
          Extraordinary Events . . . . . . . . . . . . . . . -19-
          Extraordinary Losses . . . . . . . . . . . . . . . -20-
          FDIC . . . . . . . . . . . . . . . . . . . . . . . -20-
          FHLMC. . . . . . . . . . . . . . . . . . . . . . . -20-
          Final Distribution Date. . . . . . . . . . . . . . -20-
          Fitch. . . . . . . . . . . . . . . . . . . . . . . -20-
          FNMA . . . . . . . . . . . . . . . . . . . . . . . -21-
          Foreclosure Profits. . . . . . . . . . . . . . . . -21-
          Fraud Loss Amount. . . . . . . . . . . . . . . . . -21-
          Fraud Losses . . . . . . . . . . . . . . . . . . . -21-
          Independent. . . . . . . . . . . . . . . . . . . . -21-
          Initial Certificate Principal Balance. . . . . . . -22-
          Insurance Proceeds . . . . . . . . . . . . . . . . -22-
          Insurer. . . . . . . . . . . . . . . . . . . . . . -22-
          Late Collections . . . . . . . . . . . . . . . . . -22-
          Liquidation Proceeds . . . . . . . . . . . . . . . -22-
          Loan-to-Value Ratio. . . . . . . . . . . . . . . . -22-
          Maturity Date. . . . . . . . . . . . . . . . . . . -22-
          Monthly Payment. . . . . . . . . . . . . . . . . . -23-
          Moody's. . . . . . . . . . . . . . . . . . . . . . -23-
          Mortgage . . . . . . . . . . . . . . . . . . . . . -23-
          Mortgage File. . . . . . . . . . . . . . . . . . . -23-
          Mortgage Loan Schedule . . . . . . . . . . . . . . -23-
          Mortgage Loans . . . . . . . . . . . . . . . . . . -24-
          Mortgage Note. . . . . . . . . . . . . . . . . . . -24-
          Mortgage Rate. . . . . . . . . . . . . . . . . . . -24-
          Mortgaged Property . . . . . . . . . . . . . . . . -24-
          Mortgagor. . . . . . . . . . . . . . . . . . . . . -24-
          Net Mortgage Rate. . . . . . . . . . . . . . . . . -25-
          Non-Discount Mortgage Loan . . . . . . . . . . . . -25-
          Non-Primary Residence Loans. . . . . . . . . . . . -25-
          Non-United States Person . . . . . . . . . . . . . -25-
          Nonrecoverable Advance . . . . . . . . . . . . . . -25-
          Nonsubserviced Mortgage Loan . . . . . . . . . . . -25-
          Notional Amount. . . . . . . . . . . . . . . . . . -25-
          Officers' Certificate. . . . . . . . . . . . . . . -25-
          Opinion of Counsel . . . . . . . . . . . . . . . . -26-
          Original Senior Percentage . . . . . . . . . . . . -26-
          Outstanding Mortgage Loan. . . . . . . . . . . . . -26-
          Ownership Interest . . . . . . . . . . . . . . . . -26-
          PAC Certificate. . . . . . . . . . . . . . . . . . -26-
          PAC I Certificate. . . . . . . . . . . . . . . . . -26-
          PAC I Component. . . . . . . . . . . . . . . . . . -26-
          PAC I Principal Amount . . . . . . . . . . . . . . -26-
          PAC II Certificate . . . . . . . . . . . . . . . . -26-
          PAC II Component . . . . . . . . . . . . . . . . . -26-
          PAC II Principal Amount. . . . . . . . . . . . . . -26-
          Pass-Through Rate. . . . . . . . . . . . . . . . . -27-
          Paying Agent . . . . . . . . . . . . . . . . . . . -27-
          Percentage Interest. . . . . . . . . . . . . . . . -27-
          Permitted Investments. . . . . . . . . . . . . . . -27-
          Permitted Transferee . . . . . . . . . . . . . . . -29-
          Person . . . . . . . . . . . . . . . . . . . . . . -29-
          Planned Principal Balance. . . . . . . . . . . . . -29-
          Pool Stated Principal Balance. . . . . . . . . . . -29-
          Pool Strip Rate. . . . . . . . . . . . . . . . . . -29-
          Prepayment Assumption. . . . . . . . . . . . . . . -29-
          Prepayment Distribution Percentage . . . . . . . . -29-
          Prepayment Distribution Trigger. . . . . . . . . . -31-
          Prepayment Period. . . . . . . . . . . . . . . . . -31-
          Primary Insurance Policy . . . . . . . . . . . . . -31-
          Principal Only Component . . . . . . . . . . . . . -31-
          Principal Prepayment . . . . . . . . . . . . . . . -31-
          Principal Prepayment in Full . . . . . . . . . . . -31-
          Program Guide. . . . . . . . . . . . . . . . . . . -31-
          Purchase Price . . . . . . . . . . . . . . . . . . -32-
          Qualified Substitute Mortgage Loan . . . . . . . . -32-
          Rating Agency. . . . . . . . . . . . . . . . . . . -33-
          Realized Loss. . . . . . . . . . . . . . . . . . . -33-
          Record Date. . . . . . . . . . . . . . . . . . . . -33-
          Regular Certificate. . . . . . . . . . . . . . . . -33-
          REMIC. . . . . . . . . . . . . . . . . . . . . . . -33-
          REMIC I. . . . . . . . . . . . . . . . . . . . . . -33-
          REMIC I Certificates . . . . . . . . . . . . . . . -34-
          REMIC II . . . . . . . . . . . . . . . . . . . . . -34-
          REMIC II Certificates. . . . . . . . . . . . . . . -34-
          REMIC Provisions . . . . . . . . . . . . . . . . . -34-
          REO Acquisition. . . . . . . . . . . . . . . . . . -34-
          REO Disposition. . . . . . . . . . . . . . . . . . -34-
          REO Imputed Interest . . . . . . . . . . . . . . . -35-
          REO Proceeds . . . . . . . . . . . . . . . . . . . -35-
          REO Property . . . . . . . . . . . . . . . . . . . -35-
          Request for Release. . . . . . . . . . . . . . . . -35-
          Required Insurance Policy. . . . . . . . . . . . . -35-
          Residential Funding. . . . . . . . . . . . . . . . -35-
          Responsible Officer. . . . . . . . . . . . . . . . -35-
          Schedule of Discount Fractions . . . . . . . . . . -35-
          Security Agreement . . . . . . . . . . . . . . . . -35-
          Seller . . . . . . . . . . . . . . . . . . . . . . -35-
          Seller's Agreement . . . . . . . . . . . . . . . . -35-
          Senior Accelerated Distribution Percentage . . . . -36-
          Senior Percentage. . . . . . . . . . . . . . . . . -37-
          Senior Principal Distribution Amount . . . . . . . -37-
          Servicing Accounts . . . . . . . . . . . . . . . . -37-
          Servicing Advances . . . . . . . . . . . . . . . . -37-
          Servicing Fee. . . . . . . . . . . . . . . . . . . -37-
          Servicing Officer. . . . . . . . . . . . . . . . . -38-
          Special Hazard Amount. . . . . . . . . . . . . . . -38-
          Special Hazard Loss. . . . . . . . . . . . . . . . -38-
          Standard & Poor's. . . . . . . . . . . . . . . . . -38-
          Stated Principal Balance . . . . . . . . . . . . . -39-
          Subordinate Principal Distribution Amount. . . . . -39-
          Subserviced Mortgage Loan. . . . . . . . . . . . . -39-
          Subservicer. . . . . . . . . . . . . . . . . . . . -40-
          Subservicer Advance. . . . . . . . . . . . . . . . -40-
          Subservicing Account . . . . . . . . . . . . . . . -40-
          Subservicing Agreement . . . . . . . . . . . . . . -40-
          Subservicing Fee . . . . . . . . . . . . . . . . . -40-
          TAC Principal Amount . . . . . . . . . . . . . . . -40-
          TAC Principal Component. . . . . . . . . . . . . . -40-
          Targeted Principal Balances. . . . . . . . . . . . -40-
          Tax Returns. . . . . . . . . . . . . . . . . . . . -40-
          Transfer . . . . . . . . . . . . . . . . . . . . . -40-
          Transferee . . . . . . . . . . . . . . . . . . . . -41-
          Transferor . . . . . . . . . . . . . . . . . . . . -41-
          Trust Fund . . . . . . . . . . . . . . . . . . . . -41-
          Uncertificated Accrued Interest. . . . . . . . . . -41-
          Uncertificated Notional Amount . . . . . . . . . . -42-
          Uncertificated Pass-Through Rate . . . . . . . . . -42-
          Uncertificated Principal Balance . . . . . . . . . -42-
          Uncertificated REMIC I Regular Interest U. . . . . -42-
          Uncertificated REMIC I Regular Interest V. . . . . -42-
          Uncertificated REMIC I Regular Interest W. . . . . -43-
          Uncertificated REMIC I Regular Interest X. . . . . -43-
          Uncertificated REMIC I Regular Interest Y. . . . . -43-
          Uncertificated REMIC I Regular Interests Z . . . . -43-
          Uncertificated REMIC I Regular Interest Z Pool
               Strip Rate. . . . . . . . . . . . . . . . . . -43-
          Uncertificated REMIC I Regular Interests . . . . . -43-
          Uncertificated REMIC I Regular Interest U
               Distribution Amount . . . . . . . . . . . . . -43-
          Uncertificated REMIC I Regular Interest V
               Distribution Amount . . . . . . . . . . . . . -44-
          Uncertificated REMIC I Regular Interest W
               Distribution Amount . . . . . . . . . . . . . -44-
          Uncertificated REMIC I Regular Interest X
               Distribution Amount . . . . . . . . . . . . . -44-
          Uncertificated REMIC I Regular Interest Y
               Distribution Amount . . . . . . . . . . . . . -44-
          Uncertificated REMIC I Regular Interests Z
               Distribution Amounts. . . . . . . . . . . . . -44-
          Uncertificated REMIC I Regular Interest
               Distribution Amounts. . . . . . . . . . . . . -44-
          Uncertificated REMIC II Regular Interests. . . . . -44-
          Uncertificated REMIC II Regular Interests
               Distribution Amounts. . . . . . . . . . . . . -44-
          Uninsured Cause. . . . . . . . . . . . . . . . . . -45-
          United States Person . . . . . . . . . . . . . . . -45-
          Voting Rights. . . . . . . . . . . . . . . . . . . -45-

                           ARTICLE II

                  CONVEYANCE OF MORTGAGE LOANS;
                ORIGINAL ISSUANCE OF CERTIFICATES

     Section 2.01.  Conveyance of Mortgage Loans . . . . . . -46-
     Section 2.02.  Acceptance by Trustee. . . . . . . . . . -51-
     Section 2.03.  Representations, Warranties and
                    Covenants of the Master Servicer
                         and the Company . . . . . . . . . . -52-
     Section 2.04.  Representations and Warranties
                    of Sellers . . . . . . . . . . . . . . . -57-
     Section 2.05.  Issuance of Certificates Evidencing
                    Interests in REMIC I . . . . . . . . . . -59-
     Section 2.06.  Conveyance of Uncertificated REMIC I
                    and REMIC II Regular Interests;
                    Acceptance by the Trustee. . . . . . . . -60-
     Section 2.07.  Issuance of Certificates Evidencing
                    Interest in REMIC II . . . . . . . . . . -60-

                           ARTICLE III

                  ADMINISTRATION AND SERVICING
                        OF MORTGAGE LOANS

     Section 3.01.  Master Servicer to Act as Servicer . . . -62-
     Section 3.02.  Subservicing Agreements Between
                    Master Servicer and Subservicers;
                    Enforcement of Subservicers' and
                    Sellers' Obligations . . . . . . . . . . -63-
     Section 3.03.  Successor Subservicers . . . . . . . . . -64-
     Section 3.04.  Liability of the Master Servicer . . . . -65-
     Section 3.05.  No Contractual Relationship Between
                    Subservicer and Trustee or
                    Certificateholders . . . . . . . . . . . -65-
     Section 3.06.  Assumption or Termination of
                    Subservicing Agreements by Trustee . . . -65-
     Section 3.07.  Collection of Certain Mortgage Loan
                    Payments; Deposits to
                    Custodial Account. . . . . . . . . . . . -66-
     Section 3.08.  Subservicing Accounts;
                    Servicing Accounts . . . . . . . . . . . -68-
     Section 3.09.  Access to Certain Documentation
                    and Information Regarding
                    the Mortgage Loans . . . . . . . . . . . -70-
     Section 3.10.  Permitted Withdrawals from
                    the Custodial Account. . . . . . . . . . -70-
     Section 3.11.  Maintenance of the Primary Insurance
                    Policies; Collections Thereunder . . . . -72-
     Section 3.12.  Maintenance of Fire Insurance and
                    Omissions and Fidelity Coverage. . . . . -73-
     Section 3.13.  Enforcement of Due-on-Sale Clauses;
                    Assumption and Modification
                    Agreements; Certain Assignments. . . . . -75-
     Section 3.14.  Realization Upon Defaulted
                    Mortgage Loans . . . . . . . . . . . . . -77-
     Section 3.15.  Trustee to Cooperate;
                    Release of Mortgage Files. . . . . . . . -80-
     Section 3.16.  Servicing and Other Compensation . . . . -82-
     Section 3.17.  Reports to the Trustee
                    and the Company. . . . . . . . . . . . . -83-
     Section 3.18.  Annual Statement as to Compliance. . . . -83-
     Section 3.19.  Annual Independent Public
                    Accountants' Servicing Report. . . . . . -83-
     Section 3.20.  Rights of the Company in Respect
                    of the Master Servicer . . . . . . . . . -84-
     Section 3.21.  Administration of Buydown Funds. . . . . -85-

                           ARTICLE IV

                 PAYMENTS TO CERTIFICATEHOLDERS

     Section 4.01.  Certificate Account. . . . . . . . . . . -86-
     Section 4.02.  Distributions. . . . . . . . . . . . . . -86-
     Section 4.03.  Statements to Certificateholders . . . . -99-
     Section 4.04.  Distribution of Reports to the
                    Trustee and the Company; Advances
                    by the Master Servicer . . . . . . . . .-101-
     Section 4.05.  Allocation of Realized Losses. . . . . .-103-
     Section 4.06.  Reports of Foreclosures and
                    Abandonment of Mortgaged Property. . . .-105-
     Section 4.07.  Optional Purchase of
                    Defaulted Mortgage Loans . . . . . . . .-105-

          Section 4.08.  Distributions on the
                         Uncertificated REMIC I and
                         REMIC II Regular Interests

                            ARTICLE V

                        THE CERTIFICATES

     Section 5.01.  The Certificates . . . . . . . . . . . .-108-
     Section 5.02.  Registration of Transfer
                    and Exchange of Certificates . . . . . .-110-
     Section 5.03.  Mutilated, Destroyed, Lost
                    or Stolen Certificates . . . . . . . . .-116-
     Section 5.04.  Persons Deemed Owners. . . . . . . . . .-116-
     Section 5.05.  Appointment of Paying Agent. . . . . . .-117-
     Section 5.06.  Optional Purchase of Certificates. . . .-117-

                           ARTICLE VI

               THE COMPANY AND THE MASTER SERVICER

     Section 6.01.  Respective Liabilities of the
                    Company and the Master Servicer. . . . .-120-
     Section 6.02.  Merger or Consolidation of the
                    Company or the Master Servicer;
                    Assignment of Rights and Delegation
                    of Duties by Master Servicer . . . . . .-120-
     Section 6.03.  Limitation on Liability of the
                    Company, the Master Servicer and
                    Others . . . . . . . . . . . . . . . . .-121-
     Section 6.04.  Company and Master
                    Servicer Not to Resign . . . . . . . . .-122-

                           ARTICLE VII

                             DEFAULT

     Section 7.01.  Events of Default. . . . . . . . . . . .-123-
     Section 7.02.  Trustee or Company to Act;
                    Appointment of Successor . . . . . . . .-125-
     Section 7.03.  Notification to Certificateholders . . .-126-
     Section 7.04.  Waiver of Events of Default. . . . . . .-126-

                          ARTICLE VIII

                     CONCERNING THE TRUSTEE

     Section 8.01.  Duties of Trustee. . . . . . . . . . . .-128-
     Section 8.02.  Certain Matters Affecting the
                    Trustee. . . . . . . . . . . . . . . . .-130-
     Section 8.03.  Trustee Not Liable for
                    Certificates or Mortgage Loans . . . . .-131-
     Section 8.04.  Trustee May Own Certificates . . . . . .-132-
     Section 8.05.  Master Servicer to Pay Trustee's
                    Fees and Expenses; Indemnification . . .-132-
     Section 8.06.  Eligibility Requirements for
                    Trustee. . . . . . . . . . . . . . . . .-133-
     Section 8.07.  Resignation and Removal of the
                    Trustee. . . . . . . . . . . . . . . . .-133-
     Section 8.08.  Successor Trustee. . . . . . . . . . . .-135-
     Section 8.09.  Merger or Consolidation of Trustee . . .-135-
     Section 8.10.  Appointment of Co-Trustee
                    or Separate Trustee. . . . . . . . . . .-136-
     Section 8.11.  Appointment of Custodians. . . . . . . .-137-
     Section 8.12.  Appointment of Office or Agency. . . . .-137-

                           ARTICLE IX

                           TERMINATION

     Section 9.01.  Termination Upon Purchase by the
                    Master Servicer or the Company or
                    Liquidation of All Mortgage Loans. . . .-138-
     Section 9.02.  Termination of REMIC II. . . . . . . . .-141-
     Section 9.03.  Additional Termination Requirements. . .-141-

                            ARTICLE X

                        REMIC PROVISIONS

     Section 10.01. REMIC Administration . . . . . . . . . .-143-
     Section 10.02. Master Servicer and Trustee
                    Indemnification. . . . . . . . . . . . .-147-

                           ARTICLE XI

                    MISCELLANEOUS PROVISIONS

     Section 11.01. Amendment. . . . . . . . . . . . . . . .-148-
     Section 11.02. Recordation of Agreement;
                    Counterparts . . . . . . . . . . . . . .-151-
     Section 11.03. Limitation on Rights
                    of Certificateholders. . . . . . . . . .-151-
     Section 11.04. Governing Law. . . . . . . . . . . . . .-152-
     Section 11.05. Notices. . . . . . . . . . . . . . . . .-152-
     Section 11.06. Notices to Rating Agency . . . . . . . .-153-
     Section 11.07. Severability of Provisions . . . . . . .-154-

EXHIBITS

Exhibit A:     Form of Class A Certificate
Exhibit B:     Form of Class M Certificate
Exhibit C:     Form of Class B Certificate
Exhibit D:     Form of Class R Certificate
Exhibit E:     Form of Custodial Agreement
Exhibit F:     Mortgage Loan Schedule
Exhibit G:     Form of Seller/Servicer Contract
Exhibit H:     Forms of Request for Release
Exhibit I-1:   Form of Transfer Affidavit and Agreement
Exhibit I-2:   Form of Transferor Certificate
Exhibit J:     Form of Investor Representation Letter
Exhibit K:     Form of Transferor Representation Letter
Exhibit L:     Form of Rule 144A Investment Representation Letter
Exhibit M:     Text of Amendment to Pooling and Servicing
Agreement
               Pursuant to Section 11.01(e) for a Limited
Guaranty
Exhibit N:     Form of Limited Guaranty
Exhibit O:     Form of Lender Certification for Assignment of
               Mortgage Loan
Exhibit P:     Planned Principal Balances and Targeted Principal
               Balances
Exhibit Q:     Schedule of Discount Fractions


         This is a Pooling and Servicing Agreement, effective as of April 1, 1995, among RESIDENTIAL FUNDING MORTGAGE SECURITIES
I, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and THE FIRST NATIONAL BANK OF CHICAGO, as trustee (together with its permitted successors and assigns, the "Trustee"),

                     PRELIMINARY STATEMENT:

         The Company intends to sell mortgage pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein). As provided herein, the Master Servicer will make an election to treat the entire segregated pool of assets described in the definition of REMIC I (as defined herein), and subject to this Agreement (including the Mortgage Loans), as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes and such segregated pool of assets will be designated as "REMIC I." Five partial undivided beneficial ownership interests in each of the Mortgage Loans and 669 partial undivided beneficial ownership interests, each representing an interest in one Mortgage Loan equal to the Pool Strip Rate (as defined herein) for such Mortgage Loan (the "Uncertificated REMIC I Regular Interests"), will represent ownership of "regular interests" in REMIC I and the Class R-I Certificates will be the sole class of "residual interests" in REMIC I, for purposes of the REMIC Provisions (as defined herein) under federal income tax law. A segregated pool of assets consisting of the Uncertificated REMIC I Regular Interests will be designated as "REMIC II," and the Master Servicer will make a separate REMIC election with respect thereto. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-8, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates and Class A-7 Component A, Class A-7 Component B, Class A-7 Component C, Class A-7 Component D, Class A-7 Component E, Class A-7 Component F and Class A-7 Component G and the Uncertificated REMIC II Regular Interests will represent ownership of "regular interests" in REMIC II, and the Class R-II Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The Class A-9 Certificates will represent the entire beneficial ownership interest in the Uncertificated REMIC II Regular Interests.


         The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.










Designation    Type        Pass-Through    Aggregate Initial
                              Rate            Certificate
                                           Principal
                                            Balance

Class A-1      Senior         7.65%      $  34,803,800.00
Class A-2      Senior         7.95%      $  40,142,000.00
Class A-3      Senior         8.10%      $   9,521,000.00
Class A-4      Senior         8.50%      $   3,868,000.00
Class A-5      Senior         8.50%      $   6,539,387.00
Class A-6      Senior         8.50%      $  16,968,000.00
Class A-7      Senior        See Below   $  64,384,584.53
Class A-8      Senior         8.50%      $           0.00
Class A-9      Senior      Variable Rate $           0.00
Class R-I      Senior         8.50%      $         100.00
Class R-II     Senior         8.50%      $         100.00

Class M-1      Mezzanine      8.50%      $   4,724,582.00
Class M-2      Mezzanine      8.50%      $   2,834,750.00
Class M-3      Mezzanine      8.50%      $   2,362,291.00
Class B-1      Subordinate    8.50%      $     944,916.00
Class B-2      Subordinate    8.50%      $     566,950.00
Class B-3      Subordinate    8.50%      $     377,967.00
Class B-4      Subordinate    8.50%      $     944,921.62

Designation   Features         Maturity      Initial    Ratings

                                 Date          S&P   Fitch

Class A-1     PACI             April 25,2025  AAA    AAA
Class A-2     PACI             April 25,2025  AAA    AAA
Class A-3     PACI             April 25,2025  AAA    AAA
Class A-4     PACI             April 25,2025  AAA    AAA
Class A-5  Accretion Directed/ April 25,2025  AAA    AAA
             Comparison
Class A-6  Accretion Directed  September 25,  AAA    AAA
                                   2004
Class A-7    See Below         April 25,2025  AAA    AAA
Class A-8   PACI Strip         April 25,2025  AAA    AAA
Class A-9  Stripped Interests  April 25,2025  AAA    AAA
Class R-I     Residual         April 25,2025  AAA    AAA
Class R-II    Residual         April 25,2025  AAA    AAA
Class M-1    Mezzanine         April 25,2025  N/A     AA
Class M-2    Mezzanine         April 25,2025  N/A      A
Class M-3    Mezzanine         April 25,2025  N/A    BBB
Class B-1    Subordinate       April 25,2025  N/A     BB
Class B-2    Subordinate       April 25,2025  N/A      B
Class B-3    Subordinate       April 25,2025  N/A    N/A
Class B-4    Subordinate       April 25,2025  N/A    N/A





         The Class A-7 Certificates are comprised of seven components having the following designation, interest rate, initial amounts and features:




Designation    Interest Rate   Initial Amount     Features


Class A-7/     8.50%         $  16,148,000.00     PACI
Component A
Class A-7/     8.50%         $  11,289,000.00     PACII
Component B
Class A-7/     8.50%         $  22,437,000.00  Accretion
Directed/
Component C                                         TAC
Class A-7/     8.50%         $           0.00    PACI Strip
Component D

Class A-7/       0%          $     603,584.53    Principal Only
Component E
Class A-7/    Variable Rate  $           0.00   Stripped
Interests
Component F
Class A-7/      8.50%        $  13,907,000.00   Accrual/Companion
Component G







         The Mortgage Loans have an aggregate Cut-off Date
Principal Balance equal to $188,983,349.15. The Mortgage Loans are fixed rate mortgage loans having terms to maturity at origination or modification of not more than 30 years.

         In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:
                            ARTICLE I

                           DEFINITIONS

         Section 1.01.  Definitions.

         Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

         Accretion Directed Certificates:  Any Class A-6
Certificate.

         Accretion Directed Companion Certificates:  Any Class
A-5 Certificate.

         Accretion Termination Date: With respect to Class A-7 Component G, the earlier to occur of (i) the Distribution Date on which the Certificate Principal Balances of the Class A-5 and Class A-6 Certificates and the amount of Class A-7 Component C have been reduced to zero and (ii) the Credit Support Depletion Date.

         Accrual Distribution Amount:  As defined in Section
4.02(a)(ii)(Y)(E).

         Accrued Certificate Interest: With respect to each Distribution Date, as to any Class A Certificate (other than the Class A-7, Class A-8 and Class A-9 Certificates), any Class M Certificate, any Class B Certificate or any Class R Certificate, one month's interest accrued at the related Pass-Through Rate on the Certificate Principal Balance thereof immediately prior to such Distribution Date. With respect to each Distribution Date, as to the Class A-7 Certificates, (i) in the case of Class A-7 Component A, Class A-7 Component B, Class A-7 Component C and Class A-7 Component G, one month's interest accrued on the amount of each such component at a rate of 8.50% per annum, (ii) in the case of Class A-7 Component D, one month's interest accrued on the related Notional Amount at a rate of 8.50% per annum, (iii) in the case of Class A-7 Component F, one month's interest accrued on the related Notional Amount at the weighted average of the Pool Strip Rates on each of the Mortgage Loans as of the Due Date in the month preceding the month in which such Distribution Date occurs weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to the distributions thereon allocable to principal (or, in the case of the rate of interest for the initial Distribution Date, at the close of business on the Cut-off Date), and (iv) Class A-7 Component E does not accrue, and is not entitled to any distributions in respect of, interest. With respect to each Distribution Date, as to the Class A-8 and Class A-9 Certificates, one month's interest accrued at the related Pass-Through Rate on the related Notional Amount thereof.
Accrued
Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class of Certificates or Components will be reduced by the amount of (i) Prepayment Interest Shortfalls (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01),
(ii) the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05, (iii) the interest portion of Advances previously made with respect to a Mortgage Loan or REO
Property which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property that were made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses and
(iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest which would have resulted absent such reductions. With respect to the Class A-7 Certificates on each Distribution Date that occurs prior to the Accretion Termination Date, interest shortfalls allocable to Class A-7 Component G on such Distribution Date will be so allocated by reducing the amount that is added to the Certificate Principal Balance thereof in respect of Accrued Certificate Interest pursuant to Section 4.02(d). In addition to that portion of the reductions described in the second preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage
Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

         Adjusted Mortgage Rate:  With respect to any Mortgage
Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related
Subservicing Fee accrues.

         Adjusted Senior Principal Distribution Amount: As defined in Section 4.02(b)(ii).

         Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

         Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

         Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Principal Prepayments, Mortgage Loan purchases made pursuant to
Section 2.02, 2.03 or 2.04 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master
Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

         Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

         Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

         Assignment Agreement:  The Assignment and Assumption
Agreement, dated as of April 28, 1995, between Residential
Funding
and the Company relating to the transfer and assignment of the Mortgage Loans.

         Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

         Available Distribution Amount: As to any Distribution Date, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date, (iii) any amount deposited in the Custodial Account pursuant to Section 3.12(a) and (iv) any amount deposited in the Certificate Account pursuant to Section 4.07, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits, (x) the Amount Held for Future Distribution, and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

         Bankruptcy Amount: As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A) $141,184 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section
4.05. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

         (A) the greater of (i) 0.0006 times the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary having a Loan-to-Value Ratio at origination which exceeds 75% and (ii) $100,000; and (B) the greater of (i) the product of (x) an amount equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000,

over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

         The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and
(ii) provide a copy of such written confirmation to the Trustee.

         Bankruptcy Code: The Bankruptcy Code of 1978, as amended.

         Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

         Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee.

         Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of
New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

         Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan.

Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

         Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown
Funds in accordance with a related buydown agreement.

         Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

         Certificate:  Any Class A Certificate, Class M
Certificate, Class B Certificate or Class R Certificate.

         Certificate Account: The account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "The First National Bank of Chicago, as trustee, in trust for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1995-S3" and which must be an Eligible Account.

         Certificate Account Deposit Date:  As to any
Distribution Date, the Business Day prior thereto.

         Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R-I or R-II Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R-I or R-II Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

         Certificate Owner:  With respect to a Book-Entry
Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository
Participant, if any, and otherwise on the books of the Depository.

         Certificate Principal Balance: With respect to each Class A Certificate (other than a Class A-8 Certificate or Class A-9 Certificate) and Class R Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus (ii) in the case of each Class A-7 Certificate, an amount equal to the aggregate Accrued Certificate Interest added to the amount of Class A-7 Component G on each Distribution Date on or prior to the Accretion Termination Date pursuant to Section 4.02(d), minus (iii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05. With respect to each Class
M Certificate, on any date of determination, an amount equal to
(i) the Initial Certificate Principal Balance of such Class M Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05; provided, that if the Certificate Principal Balances of the Class B Certificates have been reduced to zero, the Certificate Principal Balance of each Class M Certificate of those Class M Certificates outstanding with the highest numerical designation at any given time shall thereafter be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. With respect to each Class B Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Class B Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05; provided, that the Certificate Principal
Balance of each Class B Certificate of those Class B Certificates outstanding with the highest numerical designation at any given time shall be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over
(B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. The Class A-8 Certificates and Class A-9 Certificates have no Certificate Principal Balance.

         Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to
Section 5.02.

         Class: Collectively, all of the Certificates bearing the same designation.

         Class A Certificate: Any one of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8 or Class A-9 Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, each such Certificate (other than the Class A-7 and Class A-9 Certificates) evidencing an interest designated as a "regular interest" in REMIC II for purposes of the REMIC Provisions. The Class A-9 Certificates will represent the entire beneficial ownership interest in the Uncertificated REMIC II Regular Interests.

         Class A-7 Component A: With respect to the Class A-7 Certificates, on any date of determination, an amount equal to
(i)
$16,148,000 minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to the Class A-7 Certificates and applied to reduce Class A-7 Component A pursuant to Section 4.02(b), and (y) the aggregate of all reductions in Class A-7 Component A deemed to have occurred in connection with Realized Losses which were previously allocated to Class A-7 Component A pursuant to Section 4.05.

         Class A-7 Component B: With respect to the Class A-7 Certificates, on any date of determination, an amount equal to
(i)
$11,289,000 minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to the Class A-7 Certificates and applied to reduce Class A-7 Component B pursuant to Section 4.02(b), and (y) the aggregate of all reductions in Class A-7 Component B deemed to have occurred in connection with Realized Losses which were previously allocated to Class A-7 Component B pursuant to Section 4.05.

         Class A-7 Component C: With respect to the Class A-7 Certificates, on any date of determination, an amount equal to
(i)
$22,437,000 minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to the Class A-7 Certificates and applied to reduce Class A-7 Component C pursuant to Section 4.02(b), and (y) the aggregate of all reductions in Class A-7 Component C deemed to have occurred in connection with Realized Losses which were previously allocated to Class A-7 Component C pursuant to Section 4.05.

         Class A-7 Component D: With respect to the Class A-7 Certificates, the Component D thereof having a Notional Amount as set forth in this Agreement and entitled to distributions of interest (but not principal) to the extent set forth in this Agreement.

         Class A-7 Component E: With respect to the Class A-7 Certificates, on any date of determination, an amount equal to
(i)
$603,584.53 minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to the Class A-7 Certificates and applied to reduce Class A-7 Component E pursuant to Section 4.02(b), and (y) the aggregate of all reductions in Class A-7 Component E deemed to have occurred in connection with Realized Losses which were previously allocated to Class A-7 Component E pursuant to Section 4.05.

         Class A-7 Component E Collection Shortfall: With respect to the Final Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in
Section 4.02(b)(i)(C)(1) over the amount described in Section
4.02(b)(i)(C)(2).

         Class A-7 Component E Principal Distribution Amount:
As defined in Section 4.02(b)(i).

         Class A-7 Component F: With respect to the Class A-7 Certificates, the uncertificated partial undivided beneficial ownership interest in REMIC II, which has no principal balance and which bears interest at a rate equal to 14% of the Uncertificated REMIC I Regular Interest Z Pool Strip Rates, based on the Uncertificated Notional Amount of the related Uncertificated REMIC
I Regular Interest Z.

         Class A-7 Component G: With respect to the Class A-7 Certificates, on any date of determination, an amount equal to
(i)
$13,907,000 plus (ii) an amount equal to the aggregate Accrued Certificate Interest added to the amount of Class A-7 Component G on each Distribution Date on or prior to the Accretion Termination
Date pursuant to Section 4.02(d), minus (iii) the sum of (x) the aggregate of all amounts previously distributed with respect to the Class A-7 Certificates and applied to reduce Class A-7 Component G pursuant to Section 4.02(b), and (y) the aggregate of all reductions in Class A-7 Component G deemed to have occurred in connection with Realized Losses which were previously allocated to
Class A-7 Component G pursuant to Section 4.05.

         Class B Certificate: Any one of the Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates or Class B-4 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C and evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions.

         Class B Percentage:  The Class B-1 Percentage, Class
B-2 Percentage, Class B-3 Percentage and Class B-4 Percentage.

         Class B-1 Percentage:  With respect to any
Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-1 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage
Loan)
immediately prior to such Distribution Date.

         Class B-1 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates and Class B-4 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 1.50%.

         Class B-2 Percentage:  With respect to any
Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-2 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage
Loan)
immediately prior to such Distribution Date.

         Class B-2 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-2 Certificates, Class B-3 Certificates and Class B-4 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 1.00%.

         Class B-3 Percentage:  With respect to any
Distribution Date, a fraction expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-3 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

         Class B-3 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-3 Certificates and Class B-4 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.70%.

         Class B-4 Percentage:  With respect to any
Distribution Date, a fraction expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-4 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

         Class B-4 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the aggregate
Certificate Principal Balance of the Class B-4 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution
Date is greater than or equal to 0.50%.

         Class M Certificate: Any one of the Class M-1 Certificates, Class M-2 Certificates or Class M-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions.

         Class M Percentage:  The Class M-1 Percentage, Class
M-2 Percentage and Class M-3 Percentage.

         Class M-1 Percentage:  With respect to any
Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-1 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage
Loan)
immediately prior to such Distribution Date.

         Class M-2 Percentage:  With respect to any
Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-2 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage
Loan)
immediately prior to such Distribution Date.

         Class M-2 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class M-2 Certificates, Class M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates and Class B-4 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution
Date is greater than or equal to 4.25%.

         Class M-3 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-3 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

         Class M-3 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates and Class B-4 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 2.75%.

         Class R Certificate:  Any one of the Class R-I
Certificates or Class R-II Certificates.

         Class R-I Certificate:  Any one of the Class R-I
Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

         Class R-II Certificate: Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

         Closing Date:  April 28, 1995.

         Code:  The Internal Revenue Code of 1986.

         Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and
(b) the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date and servicing compensation to which the Master Servicer may be entitled pursuant to Section 3.10(a)(v) and (vi); provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02 except as may be required pursuant to the last sentence of such Section.

         Component:  Any of Class A-7 Component A, Class A-7
Component B, Class A-7 Component C, Class A-7 Component D, Class
A-7 Component E, Class A-7 Component F and Class A-7 Component G.

         Cooperative: A private, cooperative housing corporation organized under the laws of, and headquartered in, the
State of New York which owns or leases land and all or part of a building or buildings located in the State of New York, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

         Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the
Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

         Cooperative Lease:  With respect to a Cooperative
Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

         Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power
(or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section 2.01 and are from time to time held as part of the Trust Fund.

         Cooperative Stock:  With respect to a Cooperative
Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

         Cooperative Stock Certificate:  With respect to a
Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

         Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at One First National Plaza, Suite 0126, Chicago, Illinois
60670-0126, Attention: Residential Funding Corporation Series
1995-S3.

         Credit Support Depletion Date:  The first Distribution
Date on which the Senior Percentage equals 100%.

         Curtailment:  Any Principal Prepayment made by a
Mortgagor which is not a Principal Prepayment in Full.

         Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the
Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

         Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

         Custodian: A custodian appointed pursuant to a Custodial Agreement.

         Cut-off Date: April 1, 1995.

         Cut-off Date Principal Balance:  As to any Mortgage
Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, whether or not received.

         Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

         Deficient Valuation:  With respect to any Mortgage
Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

         Definitive Certificate: Any definitive, fully registered Certificate.

         Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

         Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of
Section 17A of the Securities Exchange Act of 1934, as amended.

         Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

         Determination Date:  With respect to any Distribution
Date, the 20th day (or if such 20th day is not a Business Day, the
Business Day immediately following such 20th day) of the month of the related Distribution Date.

         Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is 8.50% minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is 8.50%. The Discount Fraction with respect to each Discount Mortgage Loan is set forth on Exhibit Q attached hereto.

         Discount Mortgage Loan:  Any Mortgage Loan having a
Net Mortgage Rate (or the initial Net Mortgage Rate) of less than 8.50% and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

         Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause REMIC I, REMIC II or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in
Section 7701 of the Code or successor provisions.

         Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a
Business Day, the Business Day immediately following such 25th day.

         Due Date: With respect to any Distribution Date, the first day of the month in which such Distribution Date occurs.

         Due Period: With respect to any Distribution Date, the period commencing on the second day of the month preceding the month of such Distribution Date and ending on the related Due
Date.

         Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, either (A) a trust account or accounts maintained in the corporate trust department of The First
National Bank of Chicago or (B) an account or accounts maintained in the corporate asset services department of The First National Bank of Chicago, as long as its short term debt obligations are rated P-1 (or the equivalent) or better by each Rating Agency and its long term debt obligations are rated A2 (or the equivalent) or better, by each Rating Agency, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of The First National Bank of Chicago, or
(v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any
Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

         Eligible Funds: On any Distribution Date means the portion, if any, of the Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Class A and Class R Certificates,
(ii) the Senior Principal Distribution Amount (determined without regard to Section 4.02(a)(ii)(Y)(D) hereof), (iii) the Class A-7 Component E Principal Distribution Amount (determined without regard to Section 4.02(b)(i)(E) hereof) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M and Class B Certificates.

         Event of Default:  As defined in Section 7.01.

         Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy
Amount.

         Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

         Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special
Hazard Amount.

         Excess Subordinate Principal Amount: With respect to any Distribution Date on which the Certificate Principal Balance of the most subordinate class or classes of Certificates (as established in Section 4.05 hereof) then outstanding is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the amount, if any, by which (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date as reduced by the amount calculated pursuant to
Section 4.02(b)(i)(E) hereof is greater than (ii) the excess, if any, of the Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date.

         Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage
Loan:

         (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to
    Section 3.12(b) but are in excess of the coverage maintained thereunder;

         (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

         (c) hostile or warlike action in time of peace or war, including action in hindering, combatting or defending against an actual, impending or expected attack:

                1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

                2.   by military, naval or air forces; or

                3.   by an agent of any such government,
         power, authority or forces;

         (d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

         (e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combatting or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

         Extraordinary Losses:  Any loss incurred on a Mortgage
Loan caused by or resulting from an Extraordinary Event.

         FDIC: Federal Deposit Insurance Corporation or any successor thereto.

         FHLMC: Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of
1970, as amended, or any successor thereto.

         Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01 which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.03.

         Fitch: Fitch Investors Service, L.P. or its successor in interest.

         FNMA: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter
Act, or any successor thereto.

         Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

         Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (Y) prior to the first anniversary of the Cut-off Date an amount equal to 2.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Cut-off Date up to such date of determination and (Z) from the first to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination.

On and after the fifth anniversary of the Cut-off Date the Fraud
Loss Amount shall be zero.

         The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and
(ii) provide a copy of such written confirmation to the Trustee.

         Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

         Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

         Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

         Insurer:  Any named insurer under any Primary
Insurance Policy or any successor thereto or the named insurer in any replacement policy.

         Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation
Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous
Due Period and not previously recovered.

         Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

         Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

         Maturity Date: The latest possible maturity date, solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates representing a regular interest in REMIC II and the Uncertificated Principal Balance of each Uncertificated REMIC I Regular Interest (other than each Uncertificated REMIC I Regular Interest Z) would be reduced to zero, which is April 25, 2025, the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan. The Maturity Date for each Uncertificated REMIC I Regular Interest Z and Uncertificated REMIC II Regular Interest is the maturity date for the related Mortgage Loan.

         Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period).

         Moody's: Moody's Investors Service, Inc., or its successor in interest.

         Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

         Mortgage File:  The mortgage documents listed in
Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         Mortgage Loan Schedule:  The list of the Mortgage
Loans attached hereto as Exhibit F (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list shall set forth at a minimum the following information as to each Mortgage Loan:

      (i)       the Mortgage Loan identifying number ("RFC
    LOAN #");

     (ii) the street address of the Mortgaged Property including state and zip code ("ADDRESS");

    (iii)       the maturity of the Mortgage Note ("MATURITY
    DATE");

     (iv)       the Mortgage Rate ("ORIG RATE");

      (v)       the Subservicer pass-through rate ("CURR
    NET");

     (vi)       the Net Mortgage Rate ("NET MTG RT");

    (vii)       the Pool Strip Rate ("STRIP");

          (viii) the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL
P &
                      I");

     (ix)       the Cut-off Date Principal Balance ("PRINCIPAL
    BAL");

      (x)       the Loan-to-Value Ratio at origination
    ("LTV");

     (xi)       the rate at which the Subservicing Fee accrues
    ("SUBSERV FEE") and at which the Servicing Fee accrues
    ("MSTR SERV FEE");

    (xii)       a code "T," "BT" or "CT" under the column "LN
                FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence; and

          (xiii) a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured
                      by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information requested.

         Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust
Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

         Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

         Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto.

         Mortgaged Property: The underlying real property securing a Mortgage Loan.

         Mortgagor:  The obligor on a Mortgage Note.

         Net Mortgage Rate: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

         Non-Discount Mortgage Loan: A Mortgage Loan that is not a Discount Mortgage Loan.

         Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

         Non-United States Person:  Any Person other than a
United States Person.

         Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof.

         Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing
Agreement.

         Notional Amount: As of any Distribution Date: with respect to Class A-7 Component D, an amount equal to 23.904928% times the sum of (a) 1/10th of the aggregate Certificate Principal
Balance of the Class A-1 Certificates immediately prior to such date, (b) 11/170th of the aggregate Certificate Principal Balance of the Class A-2 Certificates immediately prior to such date and
(c) 4/85th of the aggregate Certificate Principal Balance of the Class A-3 Certificates immediately prior to such date; with respect to Class A-7 Component F, an amount equal to fourteen percent (14%) of the aggregate Certificate Principal Balance of all Classes of Certificates immediately prior to such date; with respect to the Class A-8 Certificates, an amount equal to 76.095072% times the sum of (a) 1/10th of the aggregate Certificate Principal Balance of the Class A-1 Certificates immediately prior to such date, (b) 11/170th of the aggregate Certificate Principal Balance of the Class A-2 Certificates immediately prior to such date and (c) 4/85th of the aggregate Certificate Principal Balance of the Class A-3 Certificates immediately prior to such date; and with respect to the Class A-9 Certificates, an amount equal to eighty-six percent (86%) of the aggregate Certificate Principal Balance of all Classes of Certificates immediately prior to such date.

         Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

         Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Permitted
Transferee" or (ii) relating to the qualification of the Trust Fund as a REMIC or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

         Original Senior Percentage: 93.23%, which is the fraction, expressed as a percentage, the numerator of which is the aggregate Initial Certificate Principal Balance of the Class A Certificates (excluding the amount of Class A-7 Component E) and Class R Certificates and the denominator of which is the aggregate
Stated Principal Balance of the Mortgage Loans (other than the related Discount Fraction of the Discount Mortgage Loans).

         Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO
Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03 or 2.04.

         Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         PAC Certificate:  Any one of the PAC I Certificates or
PAC II Certificates.

         PAC I Certificate:  Any one of the Class A-1, Class A-
2, Class A-3  or Class A-9 Certificates.

         PAC I Component: Class A-7 Component A.

         PAC I Principal Amount:  As defined in Section
4.02(b)(iii).

         PAC II Certificate:  Any Class A-4 Certificate.

         PAC II Component: Class A-7 Component B.

         PAC II Principal Amount:  As defined in Section
4.02(b)(iv).

         Pass-Through Rate: With respect to the Class A Certificates (other than the Class A-7 Certificates and Class A-9 Certificates), Class M Certificates, Class B Certificates and Class R Certificates and any Distribution Date, the per annum rate set forth in the Preliminary Statement hereto. With respect to the Class A-9 Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans in the Trust Fund as of the Due Date in the month immediately preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to the distributions thereon allocable to principal (or, in the case of the Pass-Through Rate for the initial Distribution Date, at the close of business on the Cut-off Date). With respect to the Class
A-9 Certificates and the initial Distribution Date, the Pass-Through Rate is equal to 0.5162% per annum.

         Paying Agent: The First National Bank of Chicago or any successor Paying Agent appointed by the Trustee.

         Percentage Interest: With respect to any Certificate (other than a Class A-8, Class A-9, Class R-I or Class R-II Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof divided by the aggregate Initial Certificate Principal Balance of all of the Certificates of the same Class. With respect to a Class A-8, Class A-9, Class R-I or Class R-II Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

         Permitted Investments:  One or more of the following:

      (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

     (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

    (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

     (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

      (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

     (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-1 by Standard & Poor's, P-1 by
Moody's or F-1 by Fitch in the case of Fitch.

         Permitted Transferee:  Any Transferee of a Class R
Certificate, other than a Disqualified Organization or Non-United
States Person.

         Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         Planned Principal Balance: With respect to each Class of PAC Certificates, the PAC I Component and the PAC II Component and each Distribution Date, the amount set forth for such Class or such Component on such Distribution Date on Exhibit P hereto.

         Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Mortgage Loan that was an Outstanding Mortgage Loan on the Due Date in the month preceding the month of such date of determination.

         Pool Strip Rate: With respect to each Mortgage Loan, the rate per annum designated on the Mortgage Loan Schedule as the
"STRIP" for such Mortgage Loan. For purposes of the definition of
Qualified Substitute Mortgage Loan, Pool Strip Rate is the excess of the Net Mortgage Rate over 8.50% per annum.

         Prepayment Assumption: A prepayment assumption of 225% of the standard prepayment assumption, used for determining the accrual of original issue discount and market discount and premium on the Certificates for federal income tax purposes. The standard prepayment assumption assumes a constant rate of prepayment of mortgage loans of 0.2% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an additional 0.2% per annum in each succeeding month until the thirtieth month, and a constant 6% per annum rate of prepayment thereafter for the life of the mortgage loans.

         Prepayment Distribution Percentage:   With respect to
any Distribution Date and each Class of Class M Certificates and
Class B Certificates, under the applicable circumstances set forth below, the respective percentages set forth below:

         (i)          For any Distribution Date on which any
    Class of Class M or Class B Certificates are outstanding:

                      (a)  in the case of the Class of Class
                M Certificates then outstanding with the lowest numerical designation, or in the event the Class M Certificates are no longer outstanding, the Class of Class B Certificates then outstanding with the lowest numerical designation and each other Class of Class M Certificates and Class B Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Class M Certificates then outstanding with the lowest numerical designation, or in the event the Class M Certificates are no longer outstanding, the Class of Class B Certificates then outstanding with the lowest numerical designation and (2) all other Classes of Class M Certificates and Class B Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                      (b)  in the case of each other Class
                of Class M Certificates and Class B
                Certificates for which the Prepayment
                Distribution Triggers have not been satisfied, 0%; and

         (ii)   Notwithstanding the foregoing, if the
    application of the foregoing percentages on any Distribution Date as provided in Section 4.02 (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Class M Certificates and Class B Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Class M Certificates and Class B Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph
    (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

         Prepayment Distribution Trigger:  The Class M-2
Prepayment Distribution Trigger, Class M-3 Prepayment
Distribution
Trigger, Class B-1 Prepayment Distribution Trigger, Class B-2
Prepayment Distribution Trigger, Class B-3 Prepayment
Distribution
Trigger or Class B-4 Prepayment Distribution Trigger.

         Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net
Mortgage Rate on the amount of such Curtailment.

         Prepayment Period: As to any Distribution Date, the calendar month preceding the month of distribution.

         Primary Insurance Policy: Each primary policy of mortgage guaranty insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

         Principal Only Component:  Class A-7 Component E.

         Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

         Principal Prepayment in Full:  Any Principal
Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

         Program Guide: Collectively, the Seller Guide and the Servicer Guide for Residential Funding's mortgage loan purchase and conduit servicing program and all supplements and amendments thereto published by Residential Funding from time to time.

         Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be purchased on any date pursuant to
Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of
(i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or at the Net Mortgage Rate in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

         Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee,
(i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution);
(ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in Sections 2.03 and
2.04 hereof and Section 4 of the Assignment Agreement; and (vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan. Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-9 Certificates and Accrued Certificate Interest on Class A-7 Component F and
(ii)
the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R-I Certificates pursuant to Section 4.02 hereof.

         Rating Agency: Fitch and Standard & Poor's, with respect to the Class A Certificates and Class R Certificates, Fitch, with respect to the Class M, Class B-1 and Class B-2 Certificates and Standard & Poor's with respect to the Class B-3 Certificates. If either agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

         Realized Loss: With respect to each Mortgage Loan (or REO Property) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the last day of the month in which the Cash Liquidation (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the
Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

         Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

         Regular Certificate: Any of the Certificates other than a Class R-I Certificate or Class R-II Certificate.

         REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         REMIC I: The segregated pool of assets, with respect to which a REMIC election is to be made, consisting of:

      (i)       the Mortgage Loans and the related Mortgage
                Files,

     (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund,

    (iii) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure, and

     (iv)       the hazard insurance policies and Primary
                Insurance Policies, if any, and certain
                proceeds thereof.

         REMIC I Certificates:  The Class R-I Certificates.

         REMIC II: The segregated pool of assets consisting of the Uncertificated REMIC I Regular Interests conveyed in trust to the Trustee for the benefit of the holders of the Class A-1, Class
A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class B-4 and Class R-II Certificates pursuant to
Section 2.06, with respect to which a separate REMIC election is to be made.

         REMIC II Certificates:  Any of the Class A-1, Class A-
2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class
A-
8, Class A-9, Class M-1, Class M-2, Class M-3, Class B-1, Class
B-
2, Class B-3, Class B-4 and Class R-II Certificates.

         REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

         REO Acquisition:  The acquisition by the Master
Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

         REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

         REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

         REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

         REO Property:  A Mortgaged Property acquired by the
Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

         Request for Release: A request for release, the forms of which are attached as Exhibit H hereto.

         Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

         Residential Funding: Residential Funding Corporation, a Delaware corporation, in its capacity as seller of the Mortgage
Loans to the Company and any successor thereto.

         Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

         Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount
Mortgage
Loans, attached hereto as Exhibit Q.

         Security Agreement:  With respect to a Cooperative
Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

         Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

         Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans.

         Senior Accelerated Distribution Percentage: With respect to any Distribution Date, the percentage indicated below:





Distribution Date
Senior Accelerated
Distribution Percentage



May 1995 through
April 2000 . . . . . . . . . . . . . . . . . . . . . . . . . . .


100%



May 2000 through
April 2001 . . . . . . . . . . . . . . . . . . . . . . . . . . .


Senior Percentage, plus 70%
of the difference between 100% and
the Senior Percentage



May 2001 through
April 2002 . . . . . . . . . . . . . . . . . . . . . . . . . . .


Senior Percentage, plus 60%
of the difference between 100% and
the Senior Percentage



May 2002 through
April 2003 . . . . . . . . . . . . . . . . . . . . . . . . . . .


Senior Percentage, plus 40%
of the difference between 100% and
the Senior Percentage



May 2003 through
April 2004 . . . . . . . . . . . . . . . . . . . . . . . . . . .


Senior Percentage, plus 20%
of the difference between 100% and
the Senior Percentage



May 2004 and
thereafter . . . . . . . . . . . . . . . . . . . . . . . . . . .


Senior Percentage



provided, however, (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either (a)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% and 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Class
M Certificates and Class B Certificates or (b)(1) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and (2) Realized Losses on the Mortgage Loans to date for any Distribution
Date are less than 10% of the sum of the Initial Certificate Principal Balances of the Class M Certificates and Class B Certificates and (ii) that for any Distribution Date on which the Senior Percentage is greater than the Original Senior Percentage, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, upon the reduction of the aggregate Certificate Principal Balance of the Class A Certificates (other than the amount of the amount of Class A-7 Component E) and Class R Certificates to zero, the Senior Accelerated Distribution Percentage shall thereafter be 0%.

         Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class A Certificates (other than the amount of Class A-7 Component E) and Class R Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

         Senior Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i) and (ii) (X) and (b) the sum of the amounts required to be distributed to the Class A Certificateholders and Class R Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii), (xviii) and (xix).

         Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

         Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property,
(ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14.

         Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

         Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

         Special Hazard Amount: As of any Distribution Date, an amount equal to $3,315,932 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of
(i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and
(iii)
the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) an amount calculated by the Master Servicer and approved by each Rating Agency, which amount shall not be less than $500,000.

         The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and
(ii) provide a copy of such written confirmation to the Trustee.

         Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property suffered by such Mortgaged Property on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to
Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

         Standard & Poor's: Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., or its successor in interest.

         Stated Principal Balance:  With respect to any
Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due
Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and
(b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

         Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Class M Certificates and Class B Certificates, (a) the sum of (i) the product of (x) the related Class M Percentage or Class B Percentage for such Class and (y) the aggregate of the amounts calculated for such Distribution Date under clauses (1), (2) and
(3) of Section 4.02(a)(ii)(Y)(A); (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of
Class M Certificates and Class B Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage,
(y)
100% minus the Senior Accelerated Distribution Percentage and (z) the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Payments in Full and Curtailments with respect to a Discount Mortgage Loans); (iv) if such Class is the most senior Class of Certificates then outstanding (as established in Section 4.05 hereof), any Excess Subordinate Principal Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a subordinate Class of Class M or Class B Certificates minus (b) any Excess Subordinate Principal
Amount not payable to such Class on such Distribution Date pursuant to the definition thereof; provided, however, that such amount shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

         Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing
Agreement.

         Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

         Subservicer Advance: Any delinquent installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

         Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

         Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company.

         Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related
Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

         TAC Principal Amount: As defined in Section
4.02(b)(v).

         TAC Principal Component: Class A-7 Component C.

         Targeted Principal Balances: With respect to the TAC
Principal Component and each Distribution Date, the amount set forth for such TAC Principal Component on such Distribution Date on Exhibit P hereto.

         Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of REMIC I and REMIC II due to their classification as REMICs under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

         Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership
Interest in a Certificate.

         Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

         Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

         Trust Fund:  REMIC I and REMIC II.

         Uncertificated Accrued Interest: With respect to each Distribution Date, (i) as to Uncertificated REMIC I Regular Interest U, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Class A-1 Certificates if the Pass-Through Rate on such Classes were equal to the Uncertificated Pass-Through Rate on Uncertificated REMIC I Regular Interest U,
(ii) as to Uncertificated REMIC I Regular Interest V, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Class A-2 Certificates if the Pass-Through Rate on such Classes were equal to the Uncertificated Pass-Through Rate on Uncertificated REMIC I Regular Interest V, (iii) as to Uncertificated REMIC I Regular Interest W, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Class A-3 Certificates, if the Pass-Through Rate on such Class were equal to the Uncertificated Pass-Through Rate on Uncertificated REMIC I Regular Interest W, (iv) as to Uncertificated REMIC I Regular Interest X, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on Class A-7 Component E, if the Pass-Through Rate on such Component were equal to the Uncertificated Pass-Through Rate on Uncertificated REMIC I Regular Interest X, (v) as to Uncertificated REMIC I Regular Interest Y, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Class A-4,
Class A-5, Class A-6, Class A-8, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class B-4 and Class R-II Certificates and the Class A-7 Component A, Class A-7 Component B,
Class A-7 Component C and Class A-7 Component G, if the Pass-Through Rates (or, in the case of Components, the rate at which interest accrues thereon) on such Classes or Components were equal to the Uncertificated Pass-Through Rate on Uncertificated REMIC I Regular Interest Y, and (vi) as to each Uncertificated REMIC I Regular Interest Z, an amount equal to one month's interest accrued at the related Uncertificated Pass-Through Rate on the related Uncertificated Notional Amount; provided, that any reduction in the amount of Accrued Certificate Interest resulting from the allocation of Prepayment Interest Shortfalls, Realized Losses or other amounts to the Class A-9 Certificateholders or Class A-7 Certificateholders, to the extent of Class A-7 Component
F, pursuant to Section 4.05 hereof shall be allocated to the Uncertificated REMIC I Regular Interests Z pro rata in accordance with the amount of interest accrued with respect to each related Uncertificated Notional Amount and such Distribution Date.

         Uncertificated Notional Amount:  With respect to each
Uncertificated REMIC I Regular Interest Z, the aggregate Stated
Principal Balance of the related Mortgage Loan.

         Uncertificated Pass-Through Rate: With respect to each of the Uncertificated REMIC I Regular Interests U, V, W, X and Y, 8.50%, 8.50%, 8.50%, 0.00% and 8.50%, respectively. With respect to each Uncertificated REMIC I Regular Interest Z, the related Uncertificated REMIC I Regular Interest Z Pool Strip Rate.

         Uncertificated Principal Balance: With respect to each Uncertificated REMIC I Regular Interest on any date of determination, an amount equal to $34,803,800.00 with respect to Uncertificated REMIC I Regular Interest U, an amount equal to $40,142,000.00 with respect to Uncertificated REMIC I Regular Interest V, an amount equal to $9,521,000.00 with respect to Uncertificated REMIC I Regular Interest W, $603,584.53 with respect to Uncertificated REMIC I Regular Interest X, $103,912,864.00 with respect to Uncertificated REMIC I Regular Interest Y and $0.00 with respect to each Uncertificated REMIC I Regular Interest Z, minus (ii) the sum of (x) the aggregate of all amounts previously deemed distributed with respect to such interest and applied to reduce the Uncertificated Principal Balance thereof pursuant to Section 4.08(a)(ii) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses that were previously deemed allocated to the Uncertificated Principal Balance of such Uncertificated REMIC I Regular Interest pursuant to Section 4.08(d).

         Uncertificated REMIC I Regular Interest U: An uncertificated partial undivided beneficial ownership interest in REMIC I having a principal balance equal to the Stated Principal Balance of the Mortgage Loans and REO Property from time to time multiplied by a fraction, the numerator of which is the aggregate Certificate Principal Balance of the Class A-1 Certificates and the denominator of which is the aggregate Certificate Principal Balance of all of the Certificates, and which bears interest at a rate equal to 8.50% per annum.

         Uncertificated REMIC I Regular Interest V: An uncertificated partial undivided beneficial ownership interest in REMIC I having a principal balance equal to the Stated Principal Balance of the Mortgage Loans and REO Property from time to time multiplied by a fraction, the numerator of which is the aggregate Certificate Principal Balance of the Class A-2 Certificates and the denominator of which is the aggregate Certificate Principal Balance of all of the Certificates, and which bears interest at a rate equal to 8.50% per annum.

         Uncertificated REMIC I Regular Interest W: An uncertificated partial undivided beneficial ownership interest in REMIC I having a principal balance equal to the Stated Principal Balance of the Mortgage Loans and REO Property from time to time multiplied by a fraction, the numerator of which is the aggregate Certificate Principal Balance of the Class A-3 Certificates and the denominator of which is the aggregate Certificate Principal Balance of all of the Certificates, and which bears interest at a rate equal to 8.50% per annum.

         Uncertificated REMIC I Regular Interest X: An uncertificated partial undivided beneficial ownership interest in REMIC I having a principal balance equal to the Stated Principal Balance of the Mortgage Loans and REO Property from time to time multiplied by a fraction, the numerator of which is the amount of Class A-7 Component E and the denominator of which is the aggregate Certificate Principal Balance of all of the Certificates, and which bears interest at a rate equal to 0.00% per annum.

         Uncertificated REMIC I Regular Interest Y: An uncertificated partial undivided beneficial ownership interest in REMIC I having a principal balance equal to the Stated Principal Balance of the Mortgage Loans and REO Property from time to time multiplied by a fraction, the numerator of which is the aggregate Certificate Principal Balance of the Class A-4, Class A-5, Class A-6, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class B-4 and Class R-II Certificates and the sum of the amounts of Class A-7 Component A, Class A-7 Component B, Class A-7
Component C and Class A-7 Component G Certificates and the denominator of which is the aggregate Certificate Principal Balance of all of the Certificates, and which bears interest at a rate equal to 8.50% per annum.

         Uncertificated REMIC I Regular Interests Z: The 669 uncertificated partial undivided beneficial ownership interests in
REMIC I, each relating to a particular Mortgage Loan, each having no principal balance, and each bearing interest at the respective Uncertificated Pass-Through Rate on the respective Uncertificated Notional Amount.

         Uncertificated REMIC I Regular Interest Z Pool Strip
Rate:  With respect to each Uncertificated REMIC I Regular
Interest Z, the Pool Strip Rate for the related Mortgage Loan.

         Uncertificated REMIC I Regular Interests:
Uncertificated REMIC I Regular Interest U, Uncertificated REMIC I Regular Interest V, Uncertificated REMIC I Regular Interest W, Uncertificated REMIC I Regular Interest X, Uncertificated REMIC I Regular Interest Y and Uncertificated REMIC I Regular Interests Z.

         Uncertificated REMIC I Regular Interest U Distribution
Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interest U for such Distribution Date pursuant to Section 4.08(a).

         Uncertificated REMIC I Regular Interest V Distribution
Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interest V for such Distribution Date pursuant to Section 4.08(a).

         Uncertificated REMIC I Regular Interest W Distribution
Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interest W for such Distribution Date pursuant to Section 4.08(a).

         Uncertificated REMIC I Regular Interest X Distribution
Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interest X for such Distribution Date pursuant to Section 4.08(a).

         Uncertificated REMIC I Regular Interest Y Distribution
Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interest Y for such Distribution Date pursuant to Section 4.08(a).

         Uncertificated REMIC I Regular Interests Z
Distribution Amounts: With respect to any Distribution Date, the amounts deemed to be distributed on the Uncertificated REMIC I
Regular Interests Z for such Distribution Date pursuant to
Section
4.08(a).

         Uncertificated REMIC I Regular Interest Distribution
Amounts: The Uncertificated REMIC I Regular Interest U Distribution Amount, Uncertificated REMIC I Regular Interest V Distribution Amount, Uncertificated REMIC I Regular Interest W Distribution Amount, Uncertificated REMIC I Regular Interest X Distribution Amount, Uncertificated REMIC I Regular Interest Y Distribution Amount and Uncertificated REMIC I Regular Interests Z
Distribution Amounts.

         Uncertificated REMIC II Regular Interests: The 669 uncertificated partial undivided beneficial ownership interests in
REMIC II, each of which has no principal balance and which bears interest at a rate equal to 86% of the related Uncertificated REMIC I Regular Interest Z Pool Strip Rate, based on the Uncertificated Notional Amount of the related Uncertificated REMIC
I Regular Interest Z.

         Uncertificated REMIC II Regular Interests Distribution
Amounts: With respect to any Distribution Date, the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interests Z for such Distribution Date pursuant to Section 4.08(a).

         Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

         United States Person: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

         Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. 97.0% of all of the Voting Rights shall be allocated among Holders of Certificates, respectively, other than the Class A-8, Class A-9, Class R-I and Class R-II Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; and the Holders of the Class A-8, Class A-9, Class R-I and Class R-II Certificates shall be entitled to 1.0%, 1.0%, 0.5%, and 0.5% of all of the Voting Rights, respectively, allocated among the Certificates of each such Class in accordance with their respective Percentage Interests.
                           ARTICLE II

                  CONVEYANCE OF MORTGAGE LOANS;
                ORIGINAL ISSUANCE OF CERTIFICATES

         Section 2.01.     Conveyance of Mortgage Loans.

         (a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the
Mortgage Loans on or before the Cut-off Date).

         (b) In connection with such assignment, except as set forth in Section 2.01(c) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative
Loan):

         (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

         (ii)   The original Mortgage with evidence of
    recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

         (iii) An original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

         (iv)   The original recorded assignment or
    assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

         (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded.

         and (II) with respect to each Cooperative Loan so assigned:

                (i)  The original Mortgage Note, endorsed
without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

                (ii)  A counterpart of the Cooperative Lease
and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

                (iii)  The related Cooperative Stock
Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

                (iv)  The original recognition agreement by
the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

                (v)  The Security Agreement;

                (vi)  Copies of the original UCC-1 financing
statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

                (vii)  Copies of the filed UCC-3 assignments
of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

                (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

                (ix)  The original of each modification,
assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

                (x)  An executed UCC-1 financing statement
showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

         (c) The Company may, in lieu of delivering the documents set forth in Section 2.01(b)(I)(iv) and (v) and Section
(b)(II)(ii), (iv), (vii), (ix) and (x) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth below. Within ten Business Days following the earlier of (i) the receipt of the original of each of the documents or instruments set forth in
Section 2.01(b)(I)(iv) and (v) and Section (b)(II)(ii), (iv),
(vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

         On the Closing Date, the Master Servicer shall certify that it has in its possession an original or copy of each of the documents referred to in Section 2.01(b)(I)(iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) which has been delivered to it by the Company. Every six months after the Closing Date, for so long as the Master Servicer is holding documents pursuant to this Section 2.01(c), the Master Servicer shall deliver to (i) Moody's if it is one of the Rating Agencies,
(ii) the Trustee and (iii) each Custodian a report setting forth the status of the documents which it is holding.

         (d) In the event that in connection with any Mortgage Loan the Company cannot deliver the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof certified by the public recording office) with evidence of recording thereon concurrently with the execution and delivery of this Agreement solely because of a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a true and correct photocopy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

         The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause (I)(iii) of Section 2.01(b), except in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof certified by the public recording office) with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Subservicer. In connection with its servicing of
Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

         Any of the items set forth in Sections 2.01(b)(I)(iv) and (v) and (II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered in microfiche form.

         (e) It is intended that the conveyances by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 and the Uncertificated REMIC I Regular Interests as provided for in Section 2.06 be construed as a sale by the Company to the Trustee of the Mortgage Loans and the Uncertificated REMIC I Regular Interests for the benefit of the Certificateholders. Further, it is not intended that any such conveyance be deemed to be a pledge of the Mortgage Loans and the Uncertificated REMIC I Regular Interests by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that the Mortgage Loans and the Uncertificated REMIC I Regular Interests are held to be property of the Company or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans and the Uncertificated REMIC I Regular Interests, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Sections 2.01 and 2.06 shall be deemed to be (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease, any insurance policies and all other documents in the related Mortgage
File and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note, the Mortgage, any insurance policies and all other documents in the related Mortgage
File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) the Uncertificated REMIC I Regular Interests and (D) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B), (C) and
(D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform
Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Section 9-
305, 8-313 or 8-321 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

         The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, the Uncertificated REMIC I Regular Interests, the Uncertificated REMIC
II Regular Interests, and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.
Without
limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans, the Uncertificated REMIC I Regular Interests and the Uncertificated REMIC II Regular Interests as evidenced by an Officer's Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of
Residential Funding or the Company, (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan, or (4) any transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC I Regular Interest or Uncertificated REMIC II Regular Interest.

         Section 2.02.     Acceptance by Trustee.

         The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i) through (iii) above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the
Mortgage Loan Schedule, as supplemented, that have been conveyed to it. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in
Section 2.01(c) above. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees to review each Mortgage File delivered to it pursuant to Section 2.01(c) within 45 days after receipt thereof to ascertain that all documents required to be delivered pursuant to such Section have been received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it.

         If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it. The Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from REMIC I at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the
Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of Certificateholders.

         Section 2.03.     Representations, Warranties and
                           Covenants of the Master Servicer
                           and the Company.


         (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of Certificateholders that:

            (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

           (ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

          (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

           (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any Federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

            (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

           (vi)  The Master Servicer will comply in all
    material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

          (vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading; and

         (viii)  The Master Servicer has examined each
    existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

         Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

         (b) The Company hereby represents and warrants to the Trustee for the benefit of Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

         (i)    No Mortgage Loan is one month or more
    delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so delinquent more than once in the 12-month period prior to the Cut-off
    Date;

         (ii) The information set forth in Exhibit F hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

         (iii) The Mortgage Loans are fully-amortizing, fixed-rate mortgage loans with level Monthly Payments due on the first day of each month and terms to maturity at origination or modification of not more than 30 years;

         (iv) To the best of the Company's knowledge, except with respect to two Mortgage Loans representing approximately 0.3% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date, if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures that portion of the principal balance thereof that exceeds the amount equal to 75% of the Appraised Value of the related Mortgaged Property. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

         (v) The issuers of the Primary Insurance Policies are insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;

         (vi) No more than 1.1% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California, and no more than 0.9% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California; Not more than 0.3% of the Mortgage Loans by aggregate stated Principal Balance as of the Cut-off Date are Cooperative Loans;

         (vii) If the improvements securing a Mortgage Loan are in a federally designated special flood hazard area, flood insurance in the amount required under the Program Guide covers the related Mortgaged Property (either by coverage under the federal flood insurance program or by coverage by private insurers);

         (viii) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

         (ix) Approximately 12.5% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced loan documentation program;

         (x)    Each Mortgagor represented in its loan
    application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied and therefore would not be an investor property as of the date of origination of such Mortgage Loan. No Mortgagor is a corporation or a partnership;

         (xi) Approximately 0.8% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date will be Buydown Mortgage Loans;

         (xii) Each Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1);

         (xiii) A policy of title insurance was effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect;

         (xiv) With respect to a Mortgage Loan that is a Cooperative Loan, the Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

         (xv) With respect to each Mortgage Loan originated under a "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or (b) the Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines.

         (xvi) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months; and

         (xvii) No more than 0.6% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date contain in the related Mortgage File a Destroyed Mortgage
    Note.


It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

         Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date. Any such substitution shall be effected by the Company under the same terms and conditions as provided in Section 2.04 for substitutions by Residential Funding.
It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders. Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

         Section 2.04.     Representations and Warranties
                           of Sellers.

         The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's
Agreement
applicable to a Mortgage Loan. Insofar as the Assignment Agreement or such Seller's Agreement relates to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificate-holders. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement or the
Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such
breach
or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date, except that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section
860G(a)(3) of the Code, any such substitution must occur within
90
days from the date the Master Servicer was notified of the breach if such 90 day period expires before two years following the Closing Date. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the
Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage
Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Loan, the amended Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute
Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

         In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.

         It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such
Mortgage Loan.

         Section 2.05.     Issuance of Certificates Evidencing
                           Interests in REMIC I.

         The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in
REMIC I, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company has executed and caused to be authenticated and deliv-ered to or upon the order of the Company the Class R-I Certificates in authorized denominations which, together with the Uncertificated REMIC I Regular Interests, evidence ownership of REMIC I. The rights of the Class R-I Certificateholders and REMIC
II to receive distributions from the proceeds of REMIC I in respect of the Class R-I Certificates and the Uncertificated REMIC
I Regular Interests, and all ownership interests of the Class R-I Certificateholders and REMIC II in such distributions, shall be as set forth in this Agreement.

         Section 2.06.     Conveyance of Uncertificated REMIC I
                           and REMIC II Regular Interests;
                           Acceptance by the Trustee.

         The Company, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign without recourse all the right, title and interest of the Company in and to the Uncertificated REMIC I Regular Interests and Uncertificated
REMIC II Regular Interests to the Trustee for the benefit of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class M-1, Class M-2, Class M-3,
Class B-1, Class B-2, Class B-3, Class B-4 and Class R-II Certificateholders. The Trustee acknowledges receipt of the Uncertificated REMIC I Regular Interests and Uncertificated REMIC II Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class B-4 and Class R-II Certificateholders. The rights of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class B-4 and Class R-II Certificateholders to receive distributions from the proceeds of REMIC II in respect of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class B-4 and Class R-II Certificates, and all ownership interests of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class B-4 and Class R-II Certificateholders in such distributions, shall be as set forth in this Agreement.

         Section 2.07.     Issuance of Certificates Evidencing
                           Interest in REMIC II.

         The Trustee acknowledges the assignment to it of the Uncertificated REMIC I Regular Interests and the Uncertificated REMIC II Regular Interests and, concurrently therewith and in exchange therefor, pursuant to the written request of the Company executed by an officer of the Company, the Trustee has executed and caused to be authenticated and delivered to or upon the order of the Company, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class B-4 and Class R-II Certificates in authorized denominations evidencing ownership of the entire REMIC II.
                           ARTICLE III

                  ADMINISTRATION AND SERVICING
                        OF MORTGAGE LOANS

         Section 3.01.     Master Servicer to Act as Servicer.

         (a)    The Master Servicer shall service and
administer the Mortgage Loans in accordance with the terms of this
Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage
Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to an Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to
Section 3.13(d) hereof) and causing either REMIC I or REMIC II to fail to qualify as such under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof.

         (b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the related
Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

         (c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

         Section 3.02.     Subservicing Agreements Between Master
                           Servicer and Subservicers; Enforcement
                           of Subservicers' and Sellers'
                           Obligations.

         (a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached to this Agreement as Exhibit G.
With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders.

         (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or
(ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

         Section 3.03.     Successor Subservicers.

         The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

         Section 3.04.     Liability of the Master Servicer.

         Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the
Master Servicer shall remain obligated and liable to the Trustee and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

         Section 3.05.     No Contractual Relationship Between
                           Subservicer and Trustee or
                           Certificateholders.

         Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section
3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section 2.02 hereof.

         Section 3.06.     Assumption or Termination of
                           Subservicing Agreements by Trustee.

         (a) In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an
Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

         (b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

         Section 3.07.     Collection of Certain Mortgage Loan
                           Payments; Deposits to
                           Custodial Account.

         (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the
Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide, provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders, provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby.

         (b)    The Master Servicer shall establish and
maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

         (i)     All payments on account of principal,
    including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

         (ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

         (iii)  Insurance Proceeds and Liquidation Proceeds
    (net of any related expenses of the Subservicer);

         (iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section
    2.03 or 2.04;

         (v) Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21; and

         (vi)   All amounts transferred from the Certificate
    Account to the Custodial Account in accordance with Section
    4.02(a).

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage
Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

         With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

         (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for
Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized.

         (d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

         Section 3.08.     Subservicing Accounts;
                           Servicing Accounts.

         (a)    In those cases where a Subservicer is
servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination
Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master
Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer.
This
obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial
Account.

         (b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage
Rate on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

         (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for
Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the
Mortgagors interest on funds in this account to the extent required by law.

         (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

         Section 3.09.     Access to Certain Documentation
                           and Information Regarding the Mortgage
                           Loans.

         In the event that compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

         Section 3.10.     Permitted Withdrawals from
                           the Custodial Account.

         (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

                (i)   to make deposits into the Certificate
    Account in the amounts and in the manner provided for in
    Section 4.01;

                (ii)  to reimburse itself or the related
    Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.08, 3.11, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) late recoveries of the payments for which such advances were made in the case of Servicing Advances;

                (iii) to pay to itself or the related
    Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

                (iv)  to pay to itself as additional
    servicing compensation any interest or investment income earned on funds deposited in the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

                (v)   to pay to itself as additional
    servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

                (vi)  to pay to itself, a Subservicer, a
    Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to
    Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

                (vii) to reimburse itself or the related
    Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a)(iii);

                (viii)     to reimburse itself or the Company for
    expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.13, 3.14(c), 6.03, 10.01 or otherwise;

                (ix)  to reimburse itself for amounts
    expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or
    (viii) above; and

                (x)   to withdraw any amount deposited in
    the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

         (b) Since, in connection with withdrawals pursuant to clauses (ii), (iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

         (c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage
Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

         Section 3.11.     Maintenance of the Primary Insurance
                           Policies; Collections Thereunder.

         (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy
(and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

         (b)    In connection with its activities as
administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance
Proceeds collected by or remitted to the Master Servicer under any
Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

         Section 3.12.     Maintenance of Fire Insurance and
                           Omissions and Fidelity Coverage.

         (a)    The Master Servicer shall cause to be
maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to
Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by
Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. When the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

         In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this
Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and Certificateholders, claims under any such blanket policy.

         (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by FNMA or FHLMC, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for FNMA or FHLMC. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

         Section 3.13.     Enforcement of Due-on-Sale Clauses;
                           Assumption and Modification
                           Agreements; Certain Assignments.

         (a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

                 (i)  the Master Servicer shall not be deemed
    to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

                (ii)  if the Master Servicer determines that
    it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

         (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall both constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or final, temporary or proposed Treasury Regulations promulgated thereunder) and cause either REMIC I or REMIC II to fail to qualify as such under the Code. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

         (c)    The Master Servicer or the related
Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that neither REMIC I nor REMIC II would fail to continue to qualify as a REMIC under the Code as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

         (d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit O, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction; (ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws; (iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

         Section 3.14.     Realization Upon Defaulted
                           Mortgage Loans.

         (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses and (ii) that such expenses will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to
Section 3.10, whether or not such expenses are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.10. Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all
Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund.
Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

         (b)    In the event that title to any Mortgaged
Property is acquired by REMIC I as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in REMIC I until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding
Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

         (c) In the event that REMIC I acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer shall dispose of such REO Property within two years after its acquisition by REMIC I for purposes of Section 860G(a)(8) of the Code or, at the expense of the Trust Fund, request, more than 60 days before the day on which the two-year grace period would otherwise expire, an extension of the two-year grace period unless the Master Servicer obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by REMIC I of such REO Property subsequent to such two-year period will not result in the imposition of taxes on
"prohibited transactions" as defined in Section 860F of the Code or cause REMIC I to fail to qualify as a REMIC at any time that any Uncertificated REMIC I Regular Interests are outstanding, in which case REMIC I may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by REMIC I shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of REMIC I in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or (ii) subject REMIC I to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of
Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless REMIC I with respect to the imposition of any such taxes.

         (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the
Mortgage Loan (or REO Property); fourth, to all Servicing Fees and
Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

         Section 3.15.     Trustee to Cooperate;
                           Release of Mortgage Files.

         (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit H requesting delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

         (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit H hereto, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the
Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer.
The
Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or
(ii)
the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

         (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing
Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

         Section 3.16.     Servicing and Other Compensation;
                           Compensating Interest.

         (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii),
(iv),
(v) and (vi) of Section 3.10(a), subject to clause (e) below.
The
amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis.

In the event that Liquidation Proceeds, Insurance Proceeds and
REO
Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at the related Net Mortgage Rate, the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

         (b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

         (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.14.

         (d)    The Master Servicer's right to receive
servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this
Agreement.

         (e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii); second, to any income or gain realized from any investment of funds held in the Custodial Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively; and third, to any amounts of servicing compensation to which the Master Servicer is entitled pursuant to Section 3.10(a)(v) or (vi). In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to
Section 3.10(a)(iii); (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b) and (iii) will not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi).

         Section 3.17.     Reports to the Trustee
                           and the Company.

         Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

         Section 3.18.     Annual Statement as to Compliance.

         The Master Servicer will deliver to the Company and the Trustee on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and of its performance under the pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has fulfilled all of its material obligations in all material respects throughout such year, or, if there has been a default in the fulfillment in all material respects of any such obligation relating to this Agreement, specifying each such default known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has fulfilled its material obligations under its Subservicing Agreement in all material respects, or if there has been a material default in the fulfillment of such obligations relating to this Agreement, specifying such default known to such officer and the nature and status thereof.

         Section 3.19.     Annual Independent Public Accountants'
                           Servicing Report.

         On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of Independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Company and the Trustee to the effect that such firm has examined certain documents and records relating to the servicing of the mortgage loans under pooling and servicing agreements (including this Agreement) substantially similar one to another (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby, including this Agreement) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC, such servicing has been conducted in compliance with such pooling and servicing agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC requires it to report. In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC (rendered within one year of such statement) of Independent public accountants with respect to the related Subservicer. For purposes of such statement, such firm may conclusively assume that all pooling and servicing agreements among the Company, the Master Servicer and the Trustee relating to Mortgage Pass-Through Certificates evidencing an interest in first mortgage loans are substantially similar one to another except for any such pooling and servicing agreement which, by its terms, specifically states otherwise.

         Section 3.20.     Rights of the Company in Respect
                           of the Master Servicer.

         The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

         Section 3.21.     Administration of Buydown Funds.

         (a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

         (b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the
Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.
                           ARTICLE IV

                 PAYMENTS TO CERTIFICATEHOLDERS

         Section 4.01.     Certificate Account.

    (a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a),
(iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

    (b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized.

         Section 4.02.     Distributions.

    (a) On each Distribution Date the Master Servicer on behalf of the Trustee or the Paying Agent appointed by the Trustee, shall distribute to the Master Servicer, in the case of a distribution pursuant to Section 4.02(a)(iii), the amount required to be distributed to the Master Servicer or a Subservicer pursuant to Section 4.02(a)(iii), and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b)), in each case to the extent of the Available Distribution Amount:

         (i) to the Class A Certificateholders (other than the Class A-7 Certificateholders, to the extent of Class A-7 Component E) and Class R Certificateholders on a pro rata basis based on Accrued Certificate Interest payable thereon, Accrued Certificate Interest on such Classes of Certificates as applicable for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below; provided that if such Distribution Date is on or prior to the Accretion Termination Date, no distribution shall be made pursuant to this clause (i) to the Class A-7 Certificateholders (to the extent of Accrued Certificate Interest on Class A-7 Component G for such Distribution
    Date) to the extent that Accrued Certificate Interest is not then payable in accordance with Section 4.02(d);

         (ii)   (X)   to the Class A-7 Certificateholders,
    the Class A-7 Component E Principal Distribution Amount; and

                (Y)   to the Class A Certificateholders
    (other than the Class A-8 and Class A-9 Certificateholders) and Class R Certificateholders, in the priorities and amounts set forth in Section 4.02(b)(ii)-(vii) and (c), the sum of the following (applied to reduce the Certificate Principal Balances of such Class A or Class R Certificates, as applicable):

                (A)   the Senior Percentage for such
         Distribution Date times the sum of the following:

                      (1)  the principal portion of each
                Monthly Payment due during the related Due
                Period on each Outstanding Mortgage Loan
                (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                      (2)  the Stated Principal Balance of
                any Mortgage Loan repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section 2.02, 2.03, 2.04 or 4.07 and the amount of any shortfall
                deposited in the Custodial Account in
                connection with the substitution of a Deleted Mortgage Loan pursuant to Section 2.03 or 2.04 during the related Prepayment Period (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to a Discount Mortgage Loan); and

                      (3)  the principal portion of all
                other unscheduled collections (other than
                Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in Section 4.02(a)(ii)(Y)(B), including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period (or deemed to have been so received in accordance with Section 3.07(b)) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 (other than the related Discount Fraction of the principal portion of such unscheduled, collections, with respect to a Discount Mortgage Loan);

                (B)   with respect to each Mortgage Loan for
         which a Cash Liquidation or a REO Disposition occurred during the related Prepayment Period (or was deemed to have occurred during such period in accordance with
         Section 3.07(b)) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to a Discount Mortgage Loan) and (b) the Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan included in Section 4.02(b)(i)(C));

                (C)   the Senior Accelerated Distribution
         Percentage for such Distribution Date times the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to a Discount Mortgage Loan);

                (D)   any Excess Subordinate Principal
         Amount for such Distribution Date;

                (E)   if such Distribution Date is on or
         prior to the Accretion Termination Date, the Accrued Certificate Interest on Class A-7 Component G that would otherwise be distributed to the Class A-7 Certificates on such Distribution Date, to the extent added to the amount of such Component on such Distribution Date in accordance with Section 4.02(d) (the "Accrual Distribution Amount");

                (F)   any amounts described in subsection
         (ii)(Y), clauses (A), (B), (C) and (E) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (F) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Class M Certificates or Class B Certificates;

    (iii) if the Certificate Principal Balances of the Class M Certificates and Class B Certificates have not been reduced to zero, to the Master Servicer or a Subservicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Subservicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

     (iv) to the Holders of the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution
    Date, except as provided below;

      (v) to the Holders of the Class M-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-7 Component E Collection Shortfalls remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii),
    (ix), (xi), (xiii), (xv) and (xvii) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

     (vi) to the Holders of the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution
    Date, except as provided below;

    (vii) to the Holders of the Class M-2 Certificates, an amount equal to the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-7 Component E Collection Shortfalls remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(ix), (xi),
    (xiii), (xv) and (xvii) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

          (viii)      to the Holders of the Class M-3
Certificates,
    the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution
    Date, except as provided below;

     (ix) to the Holders of the Class M-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-7 Component E Collection Shortfalls remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi),
    (xiii), (xv) and (xvii) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

      (x) to the Holders of the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution
    Date, except as provided below;

     (xi) to the Holders of the Class B-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-7 Component E Collection Shortfalls remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii),
    (xv) and (xvii) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

    (xii) to the Holders of the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution
    Date, except as provided below;

          (xiii)      to the Holders of the Class B-2
Certificates,
    an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-7 Component E Collection Shortfalls remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xv) and
    (xvii) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

    (xiv) to the Holders of the Class B-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution
    Date, except as provided below;

     (xv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-7 Component E Collection Shortfalls remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Section 4.02(a) (xvii) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

    (xvi) to the Holders of the Class B-4 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution
    Date, except as provided below;

          (xvii)      to the Holders of the Class B-4
Certificates,
    an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-7 Component E Collection Shortfalls remaining unpaid for all previous Distribution Dates, applied in reduction of the Certificate Principal Balance of the Class B-4 Certificates;

         (xviii)      to the Class A Certificateholders (other
than
    the Class A-8 and Class A-9 Certificateholders) and Class R Certificateholders in the priority set forth in Section 4.02(b), the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Class A and Class R Certificates, but in no event more than the sum of the outstanding Certificate Principal Balances of each such Class of Class A and Class R Certificates, and thereafter, to each Class of Class M Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Class A Certificates (other than the Class A-8 and Class A-9 Certificates) and Class R Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Class M Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Class M Certificates; and thereafter to each such Class of Class B Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Class M Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Class B Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Class B Certificates; and

    (xix) to the Class R-I Certificateholders, the balance, if any, of the Available Distribution Amount.

         Notwithstanding the foregoing, on any Distribution
Date, with respect to the Class of Class B Certificates outstanding on such Distribution Date with the highest numerical designation, or in the event the Class B Certificates are no longer outstanding, the Class of Class M Certificates then outstanding with the highest numerical designation, or in the event the Class B Certificates and Class M Certificates are no longer outstanding, the Class A and Class R Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to Nonrecoverable Advances as determined by the Master Servicer with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition.

    (b) Distributions of principal on the Class A Certificates (other than the Class A-7 Certificates, to the extent of Class A-7
Component D and Class A-7 Component F, and the Class A-8 and
Class
A-9 Certificates) and Class R Certificates on each Distribution Date occurring prior to the occurrence of the Credit Support Depletion Date will be made as follows:

         (i) first, to the Class A-7 Certificates, until the Certificate Principal Balance thereof is reduced to zero, an amount (the "Class A-7 Component E Principal
    Distribution Amount") equal to the aggregate of:

                (A)   the related Discount Fraction of the
         principal portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                (B)   the related Discount Fraction of the
         principal portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments and repurchases (including deemed repurchases under Section 3.07(b)) of Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution;

                (C)   in connection with the Final
         Disposition of a Discount Mortgage Loan that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of
         (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the Discount Portion of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

                (D)   any amounts allocable to principal for
         any previous Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

                (E)   the amount of any Class A-7 Component
         E Collection Shortfalls for such Distribution Date and the amount of any Class A-7 Component E Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date;

         (ii) the Senior Principal Distribution Amount less the Accrual Distribution Amount (the "Adjusted Senior Principal Distribution Amount") shall be distributed to the Class R-I Certificates and Class R-II Certificates, concurrently, with the amount to be distributed allocated to the Class R-I Certificates and Class R-II Certificates on a pro rata basis in proportion to their respective Certificate Principal Balances, in reduction of the Certificate Principal Balances of such Certificates, until their respective Certificate Principal Balances are reduced to zero;

         (iii) an amount equal to the lesser of (1) the balance of the Adjusted Senior Principal Distribution Amount remaining after the distribution, if any, described in clause (ii) above and (2) the aggregate amount (the "PAC I Principal Amount") necessary to reduce the outstanding Certificate Principal Balances of the Class A-1, Class A-2 and Class A-3 Certificates and the amount of the PAC I Component to their respective Planned Principal Balances of each such class or component for such Distribution Date, shall be distributed in reduction of the Certificate Principal Balances of the classes set forth below and of the amount of the PAC I Component set forth below as follows:

                (A)   first, to the Class A-1 Certificates
         until the Certificate Principal Balance thereof has been reduced to its Planned Principal Balance;

                (B)   second, to the Class A-2 Certificates
         until the Certificate Principal Balance thereof has been reduced to its Planned Principal Balance;

                (C)   third, to the Class A-3 Certificates,
         until the Certificate Principal Balance thereof has been reduced to its Planned Principal Balance; and

                (D)   fourth, to the Class A-7 Certificates,
         with the amounts so distributed to be allocated in reduction of Class A-7 Component A, until the amount of Class A-7 Component A has been reduced to its Planned Principal Balance;

         (iv) an amount equal to the lesser of (1) the balance of the Adjusted Senior Principal Distribution Amount remaining after the distributions described in clauses (ii) and (iii) above and (2) the aggregate amount (the "PAC II Principal Amount") necessary to reduce the outstanding Certificate Principal Balances of the PAC II Certificates and the amount of Class A-7 Component B to their respective Planned Principal Balances of each such class or component for such Distribution Date, shall be distributed in reduction of the Certificate Principal Balance of the class set forth below and of the amount of Class A-7 Component B set forth below as follows:

                (A)   first, to the Class A-4 Certificates,
         until the Certificate Principal Balance thereof has been reduced to its Planned Principal Balance; and

                (B)   second, to the Class A-7 Certificates,
         with the amounts so distributed to be allocated in reduction of Class A-7 Component B, until the amount of Class A-7 Component B has been reduced to its Planned Principal Balance;

         (v) an amount equal to the lesser of (1) the balance of the Adjusted Senior Principal Distribution Amount remaining after the distributions, if any, described in clauses (ii), (iii) and (iv) above and (2) the aggregate amount (the "TAC Principal Amount") necessary to reduce the outstanding amount of Class A-7 Component C to its Targeted Principal Balance of such Component for such Distribution Date, shall be distributed in reduction of the amount of Class A-7 Component C, until the amount of Class A-7 Component C has been reduced to its Targeted Principal Balance;

         (vi)   the balance, if any, of the Adjusted Senior
    Principal Distribution Amount remaining after the distributions described in clauses (ii) through (v) above shall be distributed as follows:

                (A)   first, to the Class A-5 Certificates,
         until the Certificate Principal Balance thereof has been reduced to zero;

                (B)   second, to the Class A-7 Certificates,
         with the amounts so distributed to be allocated in reduction of Class A-7 Component C thereof, without regard to the Targeted Principal Balance thereof, until the amount of Class A-7 Component C has been reduced to zero;

                (C)   third, to the Class A-6 Certificates,
         until the Certificate Principal Balance thereof has been reduced to zero;

                (D)   fourth, to the Class A-7 Certificates,
         with the amounts so distributed to be allocated in reduction of Class A-7 Component G thereof, until the amount of Class A-7 Component G has been reduced to zero;

                (E)   fifth, to the Class A-4 Certificates,
         without regard to the Planned Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;

                (F)   sixth, to the Class A-7 Certificates
         with the amount so distributed to be allocated in reduction of Class A-7 Component B thereof, without regard to the Planned Principal Balance thereof, until the amount of Class A-7 Component B has been reduced to zero;

                (G)   seventh, to the Class A-1 Certificates
         without regard to the Planned Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;

                (H)   eighth, to the Class A-2 Certificates
         without regard to the Planned Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero;

                (I)   ninth, to the Class A-3 Certificates,
         without regard to the Planned Principal Balance thereof, until the Certificate Principal Balance thereof has been reduced to zero; and

                (J)   tenth, to the Class A-7 Certificates,
         with the amount so distributed to be allocated in reduction of Class A-7 Component A thereof, without regard to the Planned Principal Balance thereof, until the amount of Class A-7 Component A has been reduced to zero;

         (vii)  an amount equal to the Accrual Distribution
    Amount shall be distributed as follows:

                (A)   first, to the Class A-6 Certificates,
         until the Certificate Principal Balance thereof has been reduced to zero;

                (B)   second, to the Class A-7 Certificates,
         with the amounts so distributed to be allocated in reduction of Class A-7 Component C (without regard to its Targeted Principal Balance), until the amount thereof has been reduced to zero;

                (C)   third, to the Class A-5 Certificates,
         until the Certificate Principal Balance thereof has been reduced to zero; and

                (D)   fourth, to the extent that on the
         Accretion Termination Date the Accrual Distribution Amount exceeds the sum of the Certificate Principal Balances of the Class A-5 Certificates and Class A-6 Certificates and the amount of the Class A-7 Component C, the amount of such excess shall be distributed to the Class A-7 Certificates, with the amount so distributed to be allocated in reduction of the Class A-7 Component G in reduction of the amount thereof.

    (c) On or after the occurrence of the Credit Support Depletion Date, all priorities relating to distributions as described above in respect of principal among the various Classes of Class A Certificates (other than the Class A-7 Certificates, to the extent of Class A-7 Component E) and the Class R Certificates will be disregarded and an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of Discount Mortgage Loans will be distributed to the Class A-7 Certificates, to the extent of Class A-7 Component E, and the Senior Principal Distribution Amount will be distributed to the Class A Certificates (other than the Class A-7 Certificates, to the extent of Class A-7 Component E) and Class R Certificates pro rata in accordance with their respective outstanding Certificate Principal
Balances.

    (d) On each Distribution Date prior to the Accretion Termination Date, an amount equal to the Accrued Certificate Interest that would otherwise be distributed on the Class A-7 Certificates in respect of Class A-7 Component G shall be added to the amount of such Component; provided that if the Accretion Termination Date is the Credit Support Depletion Date, the entire amount of Accrued Certificate Interest on Class A-7 Component G for such Distribution Date will be paid in respect of Class A-7 Component G to the Holders of the Class A-7 Certificates. On and after the Accretion Termination Date, the entire amount of Accrued
Certificate Interest on Class A-7 Component G for such Distribution Date shall be payable in respect of Class A-7 Component G to the Holders of the Class A-7 Certificates to the extent not required to fully retire the Class A-6 Certificates or Class A-5 Certificates or reduce the amount of Class A-7 Component
C to zero on such Accretion Termination Date. Any such Accrued Certificate Interest on Class A-7 Component G which is required to be paid to the holders of the Class A-5 and Class A-6 Certificates and Class A-7 Component C on the Accretion Termination Date will be added to the amount of Class A-7 Component G in the manner described in the first sentence of this Section 4.02(d).

    (e) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized
Loss, in the event that within two years of the date on which such
Realized Loss was determined to have occurred the Master Servicer receives amounts, which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses, specifically related to such
Mortgage Loan (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement), the Master Servicer shall distribute such amounts to the applicable Certificateholders of the Class or Classes to which such Realized Loss was allocated (with the amounts to be distributed allocated among such Classes in the same proportions as such Realized Loss was allocated), subject to the following: No such distribution shall be in an amount that would result in total distributions on the Certificates of any such Class in excess of the total amounts of principal and interest that would have been distributable thereon if such Cash Liquidation or REO Disposition had occurred but had resulted in a Realized Loss equal to zero. Notwithstanding the foregoing, no such distribution shall be made with respect to the Certificates of any Class to the extent that either (i) such Class was protected against the related Realized Loss pursuant to any instrument or fund established under Section 11.01(e) or (ii) such Class of Certificates has been deposited into a separate trust fund or other structuring vehicle and separate certificates or other instruments representing interests therein have been issued in one or more classes, and any of such separate certificates or other instruments was protected against the related Realized Loss pursuant to any limited guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or a combination thereof. Any amount to be so distributed with respect to the Certificates of any Class shall be distributed by the Master Servicer to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution, on a pro rata basis based on the Percentage Interest represented by each Certificate of such Class as of such Record Date. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

         (f) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

         (g) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that:
(i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such
Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in
Section 9.01(d).

         Section 4.03.     Statements to Certificateholders.

         (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall forward by mail to each Holder and the Company a statement setting forth the following information as to each Class of Certificates to the extent applicable:

      (i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

     (ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

    (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

     (iv)       the amount of any Advance by the Master
    Servicer pursuant to Section 4.04;

      (v) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

     (vi) the aggregate Certificate Principal Balance of each Class of Certificates, and each of the Senior, Class M and Class B Percentages, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

    (vii)       the related Subordinate Principal Distribution
    Amount and Prepayment Distribution Percentage, if applicable;

          (viii) on the basis of the most recent reports furnished to it by Subservicers, the number and aggregate principal balances of Mortgage Loans that are delinquent (A) one month, (B) two months and (C) three months and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

     (ix) the number, aggregate principal balance and book value of any REO Properties;

      (x) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

     (xi) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

    (xii) the Pass-Through Rate on the Class A-9 Certificates for such Distribution Date, and the rate at which interest accrued on Class A-7 Component F, and the Notional Amounts of Class A-7 Component D and Component F and the Class A-8 and Class A-9 Certificates for such Distribution Date;

          (xiii)      the occurrence of the Credit Support
Depletion
    Date and the Accretion Termination Date;

    (xiv) the Senior Accelerated Distribution Percentage applicable to such distribution;

     (xv)       the Senior Percentage for such Distribution
    Date;

    (xvi) the aggregate amount of Realized Losses for such Distribution Date;

          (xvii) the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of representation or warranty;

         (xviii)      the weighted average remaining term to
    maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

    (xix) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date.

In the case of information furnished pursuant to clauses (i) and
(ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination. In addition to the statement provided to the Trustee as set forth in this Section 4.03(a), the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

         (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and the Trustee shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer and Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer and Trustee pursuant to any requirements of the Code.

         (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and the Trustee shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer and Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the
Master Servicer and Trustee pursuant to any requirements of the Code.

         (d)    Upon the written request of any
Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

         Section 4.04.     Distribution of Reports to the
                           Trustee and the Company; Advances
                           by the Master Servicer.

         (a) Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement to the Trustee, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth (i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause
(iii) of Section 4.01(a). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

         (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either
(i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future
Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount
Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before
11:00 A.M. New York time on any future Certificate Account
Deposit
Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in
Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a)(iii) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

         The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the
Seller and the Trustee.

         In the event that the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

         The Trustee shall deposit all funds it receives pursuant to this Section 4.04 into the Certificate Account.

         Section 4.05.     Allocation of Realized Losses.

         Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-4 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; seventh, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if such Realized Losses are on a Discount Mortgage Loan, to the Class A-7 Certificates, to the extent of Class A-7 Component E, in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses and the entire amount of such Realized Losses on Non-Discount Mortgage Loans among all the Class A Certificates (other than the Class A-7 Certificates to the extent of Class A-7 Component E) and Class R Certificates on a pro rata basis, as described below. Any Excess Special Hazard Losses,
Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on Non-Discount Mortgage Loans will be allocated among the Class A (other than the Class A-7 Certificates, to the extent of Class A-7 Component E) and Class M, Class B and Class R Certificates on a pro rata basis, as described below. The principal portion of such losses on Discount Mortgage Loans will be allocated to the Class A-7 Certificates in an amount equal to the related Discount Fraction thereof, and the remainder of such losses on Discount Mortgage Loans will be allocated among the Class A Certificates (other than the Class A-7 Certificates, to the extent of Class A-7 Component E), Class M, Class B and Class R
Certificates on a pro rata basis, as described below.

         As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon
(without regard to any Compensating Interest for such Distribution
Date) in the case of an interest portion of a Realized Loss; provided that in determining the Certificate Principal Balance of the Class A-7 Certificates for the purpose of allocating any portion of a Realized Loss thereto, the amount of the Class A-7 Component G shall be deemed to be the lesser of (i) the original amount of such component and (ii) the amount of such component prior to giving effect to distributions to be made on such Distribution Date. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof (any such amount so allocated to the Class A-7 Certificates (other than amounts so allocated in respect of the Discount Portion of the Discount Mortgage Loans, which shall be allocated to Class A-7 Component E) to be allocated to Class A-7 Component A, Class A-7 Component B, Class A-7 Component C and Class A-7 Component G on a pro rata basis) by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than
Debt Service Reductions) to the Class B Certificates or, after the
Certificate Principal Balances of the Class B Certificates have been reduced to zero, to the Class of Class M Certificates then outstanding with the highest numerical designation shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses shall be made by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

         Section 4.06.     Reports of Foreclosures and
                           Abandonment of Mortgaged Property.

         The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections
6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

         Section 4.07.     Optional Purchase of
                           Defaulted Mortgage Loans.

         As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto. Notwithstanding anything to the contrary in this Section 4.07, the Master Servicer shall continue to service any such Mortgage Loan after the date of such purchase in accordance with the terms of this Agreement and, if any Realized Loss with respect to such Mortgage Loan occurs, allocate such Realized Loss in accordance with the terms hereof as if such Mortgage Loan had not been so purchased. For purposes of this Agreement, a payment of the Purchase Price by the Master Servicer pursuant to this Section 4.07 will be viewed as an advance and any Realized Loss shall be recoverable pursuant to the provisions for the recovery of advances as set forth herein.

         Section 4.08.     Distributions on the Uncertificated
                           REMIC I and REMIC II Regular
                           Interests.

         (a) On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC I Regular Interests, the Uncertificated REMIC
I Regular Interest Distribution Amounts in the following order of priority to the extent of the Available Distribution Amount reduced by distributions made to the Class R-I Certificates pursuant to Section 4.02(a):

      (i)       Uncertificated Accrued Interest on the
    Uncertificated REMIC I Regular Interests for such
    Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution
    Date; and

     (ii)       In accordance with the priority set forth in
    Section 4.08(b), an amount equal to the sum of the amounts in respect of principal distributable on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-6, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class B-4 and Class R-II Certificates and Class A-7 Component A, Class A-7 Component B, Class A-7 Component C, Class A-7 Component E and Class A-7 Component G under Section 4.02(a), as allocated thereto pursuant to Section 4.02(b).

         (b) The amount described in Section 4.08(a)(ii) shall be deemed distributed to (i) Uncertificated REMIC I Regular Interest U, (ii) Uncertificated REMIC I Regular Interest V, (iii) Uncertificated REMIC I Regular Interest W, (iv) Uncertificated REMIC I Regular Interest X and (v) Uncertificated REMIC I Regular Interest Y with the amount to be distributed allocated among such interests in accordance with the priority assigned to the (i) Class A-1 Certificates, (ii) Class A-2 Certificates, (iii) Class A-3 Certificates, (iv) Class A-7 Component E, and (v) Class A-4, Class A-5, Class A-6, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class B-4 and Class R-II Certificates and Class A-7 Component A, Class A-7 Component B, Class A-7 Component C and Class A-7 Component G, respectively, under Section 4.02(b) until the Uncertificated Principal Balance of each such interest is reduced to zero.

         (c)    The portion of the Uncertificated REMIC I
Regular Interest Distribution Amounts described in Section
4.08(a)(ii) shall be deemed distributed by REMIC I to REMIC II in accordance with the priority assigned to the REMIC II
Certificates
relative to that assigned to the REMIC I Certificates under
Section 4.02(b).

         (d)    In determining from time to time the
Uncertificated REMIC I Regular Interest U Distribution Amount, Uncertificated REMIC I Regular Interest V Distribution Amount, Uncertificated REMIC I Regular Interest W Distribution Amount, Uncertificated REMIC I Regular Interest X Distribution Amount, Uncertificated REMIC I Regular Interest Y Distribution Amount, Uncertificated REMIC I Regular Interests Z Distribution Amounts and Uncertificated REMIC II Regular Interest Distribution Amounts,
Realized Losses allocated to the Class A-1 Certificates under
Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest U; Realized Losses allocated to the Class A-2 Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest V; Realized Losses allocated to the Class A-3 Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest W; Realized Losses allocated to the Class A-7 Component E under
Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest X, Realized Losses allocated to the Class A-4, Class A-5, Class A-6, Class A-7 (to the extent of all of the Components thereof other than Class A-7 Component E), Class A-8, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class B-4, Class R-I and Class R-II Certificates under Section
4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest Y; and Realized Losses allocated to the Class A-9 Certificates and Class A-7 Component F under Section 4.05 shall be deemed allocated to the Uncertificated REMIC I Regular Interests Z and to the Uncertificated REMIC II Regular Interests.

         (e) On each Distribution Date the Trustee shall be deemed to distribute from REMIC II, in the priority set forth in Sections 4.02(a) and (b), to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Uncertificated REMIC II Regular Interests, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class B-4 and Class R-
II Certificates the amounts distributable thereon, from the Uncertificated REMIC I Regular Interest Distribution Amounts deemed to have been received by REMIC II from REMIC I under this
Section 4.08. The amount deemed distributable hereunder with respect to the Class A-9 Certificates shall equal 100% of the amounts payable with respect to the Uncertificated REMIC II Regular Interests.

         (f) Notwithstanding the deemed distributions on the Uncertificated REMIC I Regular Interests and Uncertificated
REMIC II Regular Interests described in this Section 4.08, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.
                            ARTICLE V

                        THE CERTIFICATES

         Section 5.01.     The Certificates.

         (a) The Class A, Class M, Class B and Class R Certificates, respectively, shall be substantially in the forms set forth in Exhibits A, B, C and D and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates, other than the Class A-8, Class A-9, Class R-I and Class R-II Certificates, shall be issuable in minimum dollar denominations of
$25,000 (or $250,000 in the case of the Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates) and integral multiples of $1 (or $1,000 in the case of the Class A-7 and Class M-1 Certificates) in excess thereof, except that one Certificate of each of the Class A-7, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 and Class B-4 Certificates may be issued in a denomination equal to the denomination set forth as follows for such Class or the sum of such denomination and an integral multiple of $1,000:




Class A-7        $                   25,584.53


Class M-1:                           25,582.00


Class M-2:                           250,750.00

Class M-3:                           250,291.00

Class B-1                            250,916.00

Class B-2:                           250,950.00

Class B-3:                           250,967.00

Class B-4:                           250,921.62

         The Class A-8, Class A-9, Class R-I and Class R-II Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest; provided, however, that one Class R-I and one Class R-II Certificate will be issuable to Residential Funding as "tax matters person" pursuant to Section 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

         The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.


         (b) The Class A Certificates, other than the Class A-7 and Class A-9 Certificates, shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to each of the Class A Certificates, other than the Class A-7 and Class A-9 Certificates, through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the
Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the
Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

         The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

         If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the
Trustee shall issue the Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the
Definitive Certificates as Certificateholders hereunder.

         Section 5.02.     Registration of Transfer
                           and Exchange of Certificates.

         (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

         (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class A-7, Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

         (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

         (d) No transfer, sale, pledge or other disposition of a Class A-7, Class M or Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. Except as provided in Section 5.02(e), in the event that a transfer of a Class A-7, Class M or Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit J hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit K hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit L attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee
(A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and
(B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such
Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

         (e) The first transfer of any Class A-7 or Class M Certificate by the first Holder that is not an Affiliate of the Company may only be made if the prospective transferee of such a Certificate provides the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit L attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer; provided, however, that notwithstanding the foregoing, the transferees of the Class A-7, Class M-1, Class M-2 and Class M-3 Certificates in the aggregate who purchased from the first Holder that was not an Affiliate of the Company may include three institutional accredited investors who purchased in compliance with Section 5.02(d)(i). Such transfers shall be deemed to have complied with the requirements of Section 5.02(d). The Holder of such a Certificate desiring to effect such transfer does hereby agree to indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if transfer is not made in accordance with this Agreement.

Each Holder of such a Certificate on the Closing Date does hereby agree that it will comply with the requirements of this Section
5.02(e) in connection with the transfer of any such Certificate.

         (f)    In the case of any Class M or Class B
Certificate presented for registration in the name of an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974,
as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), an investment manager, a named fiduciary or a trustee of any such plan or any other Person who is using "plan assets" of any such plan to effect such acquisition, unless otherwise directed by the Company, the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of a Class M or Class B Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Trustee, the Company or the Master Servicer to any
obligation   or liability (including obligations or liabilities
under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer.

The Trustee may (unless otherwise directed by the Company) require that any prospective transferee of a Class M or Class B Certificate provide either a certification to the effect set forth in paragraph six of Exhibit J, which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, an investment manager, a named fiduciary or a trustee of any such plan, or any other Person who is using "plan assets" of any such plan to effect such acquisition.

         (g)(i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause
(iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

                (A)   Each Person holding or acquiring any
         Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit I-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(g) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit I-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

                (C)   Notwithstanding the delivery of a
         Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

                (D)   Each Person holding or acquiring any
         Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit I-2.

                (E)   Each Person holding or acquiring an
         Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

         (ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit I-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the
Class R Certificates to Non-United States Persons and
Disqualified
Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

         (iii)  (A)   If any Disqualified Organization shall
become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R-I or Class R-II Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(g) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                (B)   If any purported Transferee shall
become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(g) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

        (iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization.
Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

         (v) The provisions of this Section 5.02(g) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

                (A)   written notification from each Rating
    Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Class A, Class M, Class B or Class R Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

                (B)   a certificate of the Master Servicer
    stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause the Trust Fund to cease to qualify as a REMIC and will not cause (x) the Trust Fund to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

         (h)    No service charge shall be made for any
transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         (i) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

         Section 5.03.     Mutilated, Destroyed, Lost
                           or Stolen Certificates.

         If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage
Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 5.04.     Persons Deemed Owners.

         Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, and neither the Company, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary except as provided in
Section 5.02(g).

         Section 5.05.     Appointment of Paying Agent.

         The Trustee may appoint a Paying Agent for the purpose of making distributions to Certificateholders pursuant to Section
4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of Certificateholders.

         The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

         Section 5.06.     Optional Purchase of Certificates.

         (a) On any Distribution Date on which the Pool Stated Principal Balance is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, either the Master Servicer or the Company shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of one month's Accrued Certificate Interest thereon and any previously unpaid Accrued Certificate Interest.

         (b) The Master Servicer or the Company, as applicable, shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that it will purchase the Certificates pursuant to Section 5.06(a). Notice of any such purchase, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment in accordance with this Section 5.06, shall be given promptly by the Master Servicer or the Company, as applicable, by letter to Certificateholders (with a copy to the Certificate Registrar and each Rating Agency) mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, specifying:

                (i)   the Distribution Date upon which
    purchase of the Certificates is anticipated to be made upon presentation and surrender of such Certificates at the office or agency of the Trustee therein designated,

                (ii)  the purchase price therefor, if known,
    and

                (iii) that the Record Date otherwise
    applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If either the Master Servicer or the Company gives the notice specified above, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Distribution Date on which the purchase pursuant to Section 5.06(a) is to be made, in immediately available funds, an amount equal to the purchase price for the Certificates computed as provided above.

         (c) Upon presentation and surrender of the Certificates to be purchased pursuant to Section 5.06(a) by the Holders thereof, the Trustee shall distribute to such Holders an amount equal to the outstanding Certificate Principal Balance thereof plus the sum of one month's Accrued Certificate Interest thereon and any previously unpaid Accrued Certificate Interest with respect thereto.

         (d) In the event that any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase pursuant to this Section 5.06 is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer or the Company, as applicable, pursuant to Section 5.06(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable, shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 5.06, the Trustee shall pay to the
Master Servicer or the Company, as applicable, all amounts distributable to the Holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 5.06. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 5.06 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The Master Servicer or the Company, as applicable, shall be for all purposes the Holder thereof as of such date.
                           ARTICLE VI

               THE COMPANY AND THE MASTER SERVICER

         Section 6.01.     Respective Liabilities of the
                           Company and the Master Servicer.

         The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

         Section 6.02. Merger or Consolidation of the Company or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

         (a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

         (b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC; and provided further that each Rating Agency's ratings, if any, of the Class A, Class M, Class B or Class R Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

         (c)    Notwithstanding anything else in this Section
6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of FNMA or FHLMC, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency).
In
the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

         Section 6.03.     Limitation on Liability of the
                           Company, the Master Servicer and
                           Others.

         Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the
Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

         Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each
Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

         Section 6.04.     Company and Master
                           Servicer Not to Resign.

         Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the
Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.
                           ARTICLE VII

                             DEFAULT

         Section 7.01.     Events of Default.

         Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (i) the Master Servicer shall fail to distribute or cause to be distributed to Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

         (ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests aggregating not less than 25%; or

         (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

         (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

         (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

         (vi) the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

         If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

         Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

         Section 7.02.     Trustee or Company to Act;
                           Appointment of Successor.

         On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related
Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a FNMA- or FHLMC-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

         Section 7.03.     Notification to Certificateholders.

         (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

         (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

         Section 7.04.     Waiver of Events of Default.

         The Holders representing at least 66% of the Voting Rights of Certificates affected by a default or Event of Default hereunder, may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause (i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of Certificates in the manner set forth in Section 11.01(b)(i),
(ii) or (iii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of
Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder.
No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.
                          ARTICLE VIII

                     CONCERNING THE TRUSTEE

         Section 8.01.     Duties of Trustee.

         (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement.

In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

         (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

         The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of both REMIC I and REMIC II as REMICs under the REMIC Provisions and to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on either REMIC I or REMIC II to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

         (c)    No provision of this Agreement shall be
construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

         (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

         (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible
    Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

         (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

         (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of
    Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder; and

         (v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and
(C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

         Section 8.02.     Certain Matters Affecting the Trustee.

         (a)    Except as otherwise provided in Section 8.01:

                (i)   The Trustee may rely and shall be
    protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                (ii)  The Trustee may consult with counsel
    and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                (iii) The Trustee shall be under no
    obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

                (iv)  The Trustee shall not be personally
    liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                (v)   Prior to the occurrence of an Event of
    Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

                (vi)  The Trustee may execute any of the
    trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

                (vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

         (b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless it shall have obtained or been furnished with an
Opinion of Counsel to the effect that such contribution will not
(i) cause either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the
Code).

         Section 8.03.     Trustee Not Liable for
                           Certificates or Mortgage Loans.

         The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

         Section 8.04.     Trustee May Own Certificates.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

         Section 8.05.     Master Servicer to Pay Trustee's Fees
                           and Expenses; Indemnification.

         (a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

         (b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, provided that:

                (i)   with respect to any such claim, the
    Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

                (ii)  while maintaining control over its own
    defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

                (iii) notwithstanding anything in this
    Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement shall affect the obligations created by this Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

         Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of Certificateholders pursuant to the terms of this Agreement.

         Section 8.06.     Eligibility Requirements for Trustee.

         The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

         Section 8.07.     Resignation and Removal of the
                           Trustee.

         (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to
Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

         (c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

         (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section
8.08.

         Section 8.08.     Successor Trustee.

         (a)    Any successor trustee appointed as provided in
Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

         (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of
Section 8.06.

         (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

         Section 8.09.     Merger or Consolidation of Trustee.

         Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

         Section 8.10.     Appointment of Co-Trustee
                           or Separate Trustee.

         (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

         (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

         (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

         (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         Section 8.11.     Appointment of Custodians.

         The Trustee may, with the consent of the Master
Servicer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this Section 8.11.

         Section 8.12.     Appointment of Office or Agency.

         The Trustee will maintain an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at 14 Wall Street, 8th Floor, New York, NY 10005 for the purpose of keeping the Certificate Register. The Trustee will maintain an office at the address stated in Section 11.05(c) hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.
                           ARTICLE IX

                           TERMINATION

         Section 9.01.     Termination Upon Purchase by the
                           Master Servicer or the Company or
                           Liquidation of All Mortgage Loans.

         (a) Subject to Section 9.03, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

                (i)   the later of the final payment or
    other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

                (ii)  the purchase by the Master Servicer or
    the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of either REMIC I or REMIC II as REMICs.

         The right of the Master Servicer or the Company to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer or the Company, as applicable, shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer or the Company, as applicable, the Mortgage Files pertaining to the Mortgage Loans being purchased.

         (b) The Master Servicer or, in the case of a final distribution as a result of the exercise by the Company of its right to purchase the assets of the Trust Fund, the Company shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer or the Company of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the
Certificateholders may surrender their Certificates to the Trustee
(if so required by the terms hereof) for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer or the Company, as applicable (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

                (i)        the anticipated Final
    Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

                (ii)       the amount of any such final
    payment, if known, and

                (iii) that the Record Date otherwise
    applicable to such Distribution Date is not applicable, and
    (A) in the case of the Class A Certificates (other than the Class A-7 Certificates) and Class R Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified and (B) in the case of Class A-7 Certificates, Class M Certificates and Class B Certificates, that such Certificates shall be delivered to the Trustee no later than 30 days following the anticipated Final Distribution Date.

If the Master Servicer or the Company, as applicable, is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer or the Company, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided.

         (c) In the case of the Class A Certificates (other than the Class A-7 Certificates) and the Class R Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, and in the case of the Class A-7, Class M and Class B Certificates, without any such presentation, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's or the Company's election to repurchase, or (ii) if the Master Servicer or the Company elected to so repurchase, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate Principal Balance thereof, plus one month's Accrued Certificate Interest and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A). Each Holder of a Class A-7, Class M or Class B Certificate, by its acceptance thereof, shall be deemed to agree to, and shall, deliver such Certificates held by such Holder to the Trustee no later than 30 days following receipt of the final distribution in respect thereof.

         (d) In the event that any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

         Section 9.02.     Termination of REMIC II.

         REMIC II shall be terminated on the earlier of the Final Distribution Date and the date on which it is deemed to receive the last deemed distributions on the Uncertificated REMIC I Regular Interests and the last distribution due on the Class A, Class M, Class B and Class R-II Certificates is made.

         Section 9.03.     Additional Termination Requirements.

         (a) REMIC I and REMIC II, as the case may be, shall be terminated in accordance with the following additional requirements, unless the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of REMIC I or REMIC II, as the case may be, to comply with the requirements of this Section 9.03 will not (i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding:

                (i)   The Master Servicer shall establish a
    90-day liquidation period for REMIC I or REMIC II, as the case may be, and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for REMIC I or REMIC II, as the case may be, under Section 860F of the Code and regulations thereunder;

                (ii)  The Master Servicer shall notify the
    Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

                (iii) If the Master Servicer is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash; provided, however, that in the event that a calendar quarter ends after the commencement of the 90-day liquidation period but prior to the Final Distribution Date, the Master Servicer shall not purchase any of the assets of the Trust Fund prior to the close of that calendar quarter.

         (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for REMIC I and REMIC II at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.
                            ARTICLE X

                        REMIC PROVISIONS

         Section 10.01.    REMIC Administration.

         (a) The Master Servicer shall make an election to treat each of REMIC I and REMIC II as a REMIC under the Code and, if necessary, under applicable state law. Each such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC I election in respect of the Trust Fund, Uncertificated REMIC I Regular Interests shall be designated as the "regular interests" and the Class R-I Certificates shall be designated as the sole class of "residual interest" in REMIC I. For the purposes of the REMIC II election in respect of the Trust Fund, the Class A (other than the Class A-7 Certificates, to the extent of Class A-7 Component F, and the Class A-9 Certificates), Class M and Class B Certificates and Uncertificated REMIC II Regular Interests shall be designated as the "regular interests" and the Class R-II Certificates shall be designated as the sole class of "residual interests" in REMIC II. The Master Servicer and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in REMIC I or REMIC II other than the Uncertificated REMIC I Regular Interests and the Class R-I Certificates and the REMIC II Certificates, the Uncertificated REMIC II Regular Interests and the Class R-II Certificates, respectively.

         (b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section
860G(a)(9) of the Code.

         (c) Residential Funding Corporation shall hold a Class R Certificate representing a 0.01% Percentage Interest of all Class R-I and R-II Certificates and shall be designated as the tax matters person with respect to REMIC I and REMIC II in the manner provided under Treasury regulations section 1.860F-4(d) and temporary Treasury regulations section 301.6231(a)(7)-1T. Residential Funding Corporation, as tax matters person, shall (i) act on behalf of REMIC I and REMIC II in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and Residential Funding Corporation shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of Residential Funding Corporation's willful misfeasance, bad faith or gross negligence. If Residential Funding is no longer the Master Servicer hereunder Residential Funding shall be paid reasonable compensation by any successor Master Servicer hereto for so acting as "tax matters person."

         (d) The Master Servicer shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to either REMIC I or REMIC II created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the
Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the Master Servicer without any right of reimbursement therefor. The Master Servicer agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions.

         (e) The Master Servicer shall provide (i) to any Transferor of a Class R-I or R-II Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R-I and R-II Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each of REMIC I and REMIC II.

         (f) The Master Servicer shall take such actions and shall cause each of REMIC I and REMIC II created hereunder to take such actions as are reasonably within the Master Servicer's control and the scope of its duties more specifically set forth herein as shall be necessary to maintain the status thereof as REMICs under the REMIC Provisions (and the Trustee shall assist the Master Servicer, to the extent reasonably requested by the Master Servicer to do so). The Master Servicer shall not knowingly or intentionally take any action, cause each of REMIC I and REMIC II to take any action or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of each of REMIC I and REMIC II as a
REMIC or (ii) result in the imposition of a tax upon each of REMIC
I and REMIC II (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the
Master Servicer receives an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer or the Trustee) to the effect that the contemplated action will not, with respect to each of REMIC I and REMIC II created hereunder, endanger such status or, unless the Master Servicer determines in its sole discretion to indemnify the Trust Fund against such tax, result in the imposition of such a tax. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to REMIC I and REMIC II or its assets, or causing REMIC I and REMIC II to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to REMIC I and REMIC II, and the Trustee shall not take any such action or cause REMIC I and REMIC II to take any such action as to which the Master Servicer has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer.

At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of REMIC I and REMIC II as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

         (g) In the event that any tax is imposed on "prohibited transactions" of REMIC I or REMIC II created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of REMIC I or REMIC II as defined in Section
860G(c) of the Code, on any contributions to REMIC I or REMIC II after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged
(i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement, or otherwise (iii) against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

         (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to REMIC I and REMIC II on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

         (i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to REMIC I and REMIC II unless the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in REMIC I and REMIC II will not cause REMIC I and REMIC II to fail to qualify as REMICs at any time that any Certificates are outstanding or subject REMIC I and REMIC II to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

         (j) Neither the Master Servicer nor the Trustee shall enter into any arrangement by which REMIC I and REMIC II will receive a fee or other compensation for services nor permit either such REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the
Code.

         (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates representing a regular interest in REMIC II and the Uncertificated Principal Balance of each Uncertificated REMIC I Regular Interest (other than each Uncertificated REMIC I Regular Interest Z) would be reduced to zero is April 25, 2025, which is the Distribution Date immediately following the latest scheduled maturity of any Mortgage Loan. The Maturity Date for each uncertificated REMIC I Regular Interest Z and Uncertificated REMIC II Regular Interest is the maturity date for the related Mortgage Loan.

         (l) Within 30 days after the Closing Date, the Master Servicer shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for REMIC I and REMIC II.

         (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans
(except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of REMIC I and REMIC II,
(iii) the termination of REMIC I and REMIC II pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for
REMIC I and REMIC II, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain, nor accept any contributions to REMIC I and REMIC II after the Closing
Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of REMIC I and REMIC II as REMICs or (b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause REMIC I and REMIC II to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

         Section 10.02.    Master Servicer and Trustee
                           Indemnification.

         (a)    The Trustee agrees to indemnify the Trust
Fund, the Company and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

         (b) The Master Servicer agrees to indemnify the Trust Fund, the Company and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.


                           ARTICLE XI

                    MISCELLANEOUS PROVISIONS

         Section 11.01.    Amendment.

         (a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

                (i)        to cure any ambiguity,

                (ii)       to correct or supplement any
    provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

                (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

                (iv)       to change the timing and/or
    nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

                (v)        to modify, eliminate or add to
    the provisions of Section 5.02(g) or any other provision hereof restricting transfer of the Class R-I Certificates and Class R-II Certificates by virtue of their being the "residual interests" in REMIC I and REMIC II, respectively, provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not, as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause either the Trust Fund or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

                (vi)       to make any other provisions with
    respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

         (b)          This Agreement or any Custodial
Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

                (i)        reduce in any manner the amount
    of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

                (ii)       adversely affect in any material
    respect the interest of the Holders of Certificates of any Class in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating not less than 66%, or

                (iii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

         (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding.

         (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. It shall not be necessary for the consent of Certificateholders under this
Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

         (e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of proposed Treasury Regulations Section 1.860G-1(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Class A Certificateholders, the Class R Certificateholders, the Class M Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section
860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit M (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit N, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

         Section 11.02.    Recordation of Agreement;
                           Counterparts.

         (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

         (b)    For the purpose of facilitating the
recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         Section 11.03.    Limitation on Rights
                           of Certificateholders.

         (a)    The death or incapacity of any
Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

         (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the
Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this
Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         Section 11.04.    Governing Law.

         This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         Section 11.05.    Notices.

         All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly
given only when received), to (a) in the case of the Company,
8400
Normandale Lake Boulevard, Suite 700, Minneapolis, Minnesota 55437, Attention: President, or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Company, (b) in the case of the Master Servicer, 10
Universal City Plaza, Suite 2100, Universal City, California 91608, Attention: Ms. Becker or such other address as may be hereafter furnished to the Company and the Trustee by the Master Servicer in writing, (c) in the case of the Trustee, One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126,
Attention: Residential Funding Corporation Series 1995-S3 or such other address as may hereafter be furnished to the Company and the
Master Servicer in writing by the Trustee, (d) in the case of Fitch, One State Street Plaza, New York, New York 10004, or such other address as may hereafter be furnished to the Company, the Trustee and the Master Servicer in writing by Fitch and (e) in the case of Standard & Poor's, 25 Broadway, New York, New York 10004 or such other address as may be hereafter furnished to the Company, Trustee, and Master Servicer by Standard & Poor's. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

         Section 11.06.    Notices to Rating Agency.

         The Company, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

         (a)    a material change or amendment to this
    Agreement,

         (b)    the occurrence of an Event of Default,

         (c)    the termination or appointment of a successor
    Master Servicer or Trustee or a change in the majority ownership of the Trustee,

         (d)    the filing of any claim under the Master
    Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

         (e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section
    4.03,

         (f)    the statements required to be delivered
    pursuant to Sections 3.18 and 3.19,

         (g)    a change in the location of the Custodial
    Account or the Certificate Account,

         (h)    the occurrence of any monthly cash flow
    shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

         (i) the occurrence of the Final Distribution Date, and

         (j) the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating
Agency and the Subservicer of any such event known to the Master
Servicer.

         Section 11.07.    Severability of Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.
         IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                             RESIDENTIAL FUNDING MORTGAGE
                             SECURITIES I, INC.

[Seal]
                             By:       /s/Bruce J. Legan

                                 Name:  Bruce J. Legan
                                 Title: Vice President

Attest:     /s/Jill M. Davis
        Name:  Jill M. Davis
        Title: Director


                             RESIDENTIAL FUNDING
                             CORPORATION

[Seal]
                             By:        /s/Jill M. Davis
                                 Name:  Jill M. Davis
                                 Title:  Director


Attest:     /s/Bruce J. Legan
        Name:  Bruce J. Legan
        Title: Director


                             THE FIRST NATIONAL BANK OF
                             CHICAGO, as Trustee

[Seal]
                             By:       /s/Steven M. Wagner
                               Name:   Steven M. Wagner
                               Title:   Vice President

Attest:     /s/Faye Wright
        Name:  Faye Wright
        Title: Assistant Vice President
STATE OF NEW YORK    )
                     ) ss.:
COUNTY OF NEW YORK   )


         On the 28th day of April, 1995 before me, a notary public in and for said State, personally appeared Bruce J. Legan, known to me to be a Vice President of Residential Funding Mortgage
Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                     Notary Public

[Notarial Seal]


STATE OF MINNESOTA   )
                     ) ss.:
COUNTY OF HENNEPIN   )

         On the 28th day of April, 1995 before me, a notary public in and for said State, personally appeared Jill M. Davis, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                     Notary Public

[Notarial Seal]
STATE OF NEW YORK    )
                     ) ss.:
COUNTY OF NEW YORK   )


         On the 28th day of April, 1995 before me, a notary public in and for said State, personally appeared
_____________________
_____________, known to me to be a Vice President of The First National Bank of Chicago, the national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                     Notary Public

[Notarial Seal]
                            EXHIBIT A

                   FORM OF CLASS A CERTIFICATE




         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS
CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE
INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN
SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

         [THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR
TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION
UNDER
SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.]

         [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS
CERTIFICATE IS APRIL 28, 1995. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 225% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED
IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT
PASS-THROUGH
RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE
HAS
BEEN ISSUED WITH NO MORE THAN $_____ OF OID PER [$1,000]
[$100,000]
OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], THE YIELD TO MATURITY IS ___% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE
INITIAL ACCRUAL PERIOD IS NO MORE THAN $_______ PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION
IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON
THE
STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]
Certificate No. ____           [___%][Variable] Pass-Through
Rate

Class A-__ Senior              [___% [Initial] Pass-Through
                                               Rate
                               based on a Notional Amount]
Date of Pooling and Servicing
Agreement and Cut-off Date:     [Percentage Interest:__%]
April 1, 1995

Aggregate [Initial
Certificate Principal Balance]
First Distribution Date:       [Notional Amount] of the
Class A-__ Certificates:
May 25, 1995                   $_____________]

[Class A-7 Component A:        $__________
 Class A-7 Component B:        $__________
 Class A-7 Component C:        $__________
 Class A-7 Component D:        $__________
 Class A-7 Component E:        $__________
 Class A-7 Component F:        $__________
 Class A-7 Component G:        $__________]




Master Servicer:
Residential Funding             [Initial] [Certificate
Corporation                     Principal Balance]
                                [Notional Amount] of
                                This Certificate: $_____________]

Assumed Final
Distribution Date:             CUSIP 760944-_____



                MORTGAGE PASS-THROUGH CERTIFICATE
                         SERIES 1995-S3

    evidencing a percentage interest in the distributions allocable to the Class A-__ Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the
Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that _____________________________ is the
registered owner of the Percentage Interest evidenced by this Certificate [(obtained by dividing the Initial Certificate Principal
Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class A-___ Certificates, both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage
Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the
Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business
Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount [(of interest and principal, if any)] required to be distributed to Holders of Class A-__ Certificates on such Distribution Date. [The Notional Amount of Class A-7 Component
E as of any date of determination is equal to the sum of (a)
9/170th
of the aggregate Certificate Principal Balance of the Class A-1 Certificates and Class A-2 Certificates as of such date and (b) 1/34th of the aggregate Certificate Principal Balance of the Class
A-3 Certificates as of such date. The Notional Amounts of Class
A-7
Component G and the Stripped Interests Certificates as of any date of determination are equal to 14% and 86%, respectively, of the aggregate Certificate Principal Balance of the Certificates of all classes (including the Class M Certificates and Class B Certificates) as of such date.] [The Class A-9 Certificates have no
Certificate Principal Balance.]

         Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying
Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this
Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. [The Initial Certificate Principal Balance of this Certificate and the amounts of the Class A-7 Component A, Class A-7 Component B, Component Class A-
7 Component C, Class A-7 Component D, Class A-7 Component E,
Class
A-7 Component F and Class A-7 Component G is set forth above.
The
Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage
Pass-
Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the
Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such
Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the
Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal
Balance of the Mortgage Loans.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.
         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                         THE FIRST NATIONAL BANK OF
                               CHICAGO, as Trustee


                               By:
                                       Authorized Signatory



                  CERTIFICATE OF AUTHENTICATION

         This is one of the Class A-__ Certificates referred to in the within-mentioned Agreement.

                               THE FIRST NATIONAL BANK OF
                               CHICAGO, as Certificate
                               Registrar


                               By:
                                       Authorized Signatory
                           ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


                                      (Please print or typewrite
name and address including postal zip code of assignee) a Percentage
Interest evidenced by the within Mortgage Pass-Through
Certificate
and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                         Signature by or on behalf of assignor




                                       Signature Guaranteed

                    DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the
account of                                               account
number                 , or, if mailed by check, to


                                                 Applicable
statements should be mailed to


                                               .

         This information is provided by
     , the assignee named above, or


  , as its agent.
                            EXHIBIT B

                   FORM OF CLASS M CERTIFICATE


THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS
A
CERTIFICATES AND CLASS R-I CERTIFICATES [AND] CLASS R-II
CERTIFICATES [AND CLASS M-1 CERTIFICATES] AS DESCRIBED IN THE
AGREEMENT (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS
A
"REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT
CONDUIT,"
AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND
860D
OF THE INTERNAL REVENUE CODE OF 1986.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE
BENEFIT
PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, UNLESS
THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN IS PERMISSIBLE UNDER
APPLICABLE LAW AND WILL NOT SUBJECT THE MASTER SERVICER, THE
COMPANY
OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN
IN
THE AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER
THE
SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED
PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND
UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH
THE
PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

[THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID")
RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS APRIL 28, 1995. BASED ON PROPOSED OID REGULATIONS PUBLISHED IN THE
FEDERAL REGISTER ON DECEMBER 22, 1992 AND ASSUMING THAT THE
MORTGAGE
LOANS PREPAY AT 225% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN
ISSUED WITH NO MORE THAN $              OF OID PER $1,000 OF
INITIAL
CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS     % AND
THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS
NO
MORE THAN $           PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL
BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD.  NO
REPRESENTATION
IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON
THE
STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.]
Certificate No. ___                  8.50% Pass-Through
Rate

Class M-    Subordinate                Aggregate Certificate
                                     Principal Balance
                                     of the Class M
Certificates:
Date of Pooling and Servicing        $_______________
Agreement and Cut-off Date:
April 1, 1995                        Initial Certificate
Principal
                                     Balance of this
Certificate:
First Distribution Date:             $_______________
May 25, 1995
                                     CUSIP: 760944-_____
Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:



               MORTGAGE PASS-THROUGH CERTIFICATE,
                         SERIES 1995-S3

    evidencing a percentage interest in any distributions allocable to the Class M-__ Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the
Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that _________________________ is the
registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M-__ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the
"Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter.
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business
Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-__ Certificates on such Distribution Date.

         Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying
Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this
Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage
Pass-
Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the
Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such
Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the
Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal
Balance of the Mortgage Loans.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.
         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                         THE FIRST NATIONAL BANK OF
CHICAGO, as Trustee


                               By:
                                       Authorized Signatory




                  CERTIFICATE OF AUTHENTICATION

         This is one of the Class M-__ Certificates referred to in the within-mentioned Agreement.

                               THE FIRST NATIONAL BANK OF
                               CHICAGO, as Certificate
                               Registrar

                               By:
                                       Authorized Signatory
                           ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


                                      (Please print or typewrite
name and address including postal zip code of assignee) a Percentage
Interest evidenced by the within Mortgage Pass-Through
Certificate
and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                         Signature by or on behalf of assignor




                                       Signature Guaranteed

                    DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the
account of                                               account
number                 , or, if mailed by check, to


                                                 Applicable
statements should be mailed to


                                               .

         This information is provided by
     , the assignee named above, or


  , as its agent.
                            EXHIBIT C

                   FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS
A
CERTIFICATES, CLASS R-I CERTIFICATES, CLASS R-II CERTIFICATES AND
CLASS M CERTIFICATES AS DESCRIBED IN THE AGREEMENT (AS DEFINED
HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER
THE
SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED
PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND
UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH
THE
PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE
BENEFIT
PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, UNLESS
THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN IS PERMISSIBLE UNDER
APPLICABLE LAW AND WILL NOT SUBJECT THE MASTER SERVICER, THE
COMPANY
OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN
IN
THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS
A
"REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT
CONDUIT,"
AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND
860D
OF THE INTERNAL REVENUE CODE OF 1986.  THE FOLLOWING INFORMATION
IS
PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL
INCOME
TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE.
THE
ISSUE DATE OF THIS CERTIFICATE IS APRIL 28, 1995.  BASED ON
PROPOSED
OID REGULATIONS PUBLISHED IN THE FEDERAL REGISTER ON DECEMBER 22, 1992 AND ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 225% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $___
OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ____% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE
INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $1,000 OF
INITIAL
CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT
ANY OTHER RATE.
Certificate No. __                   8.50 % Pass-Through
Rate

Class B-__ Subordinate               Aggregate Certificate
                                     Principal Balance
                                     of the Class B-__
                                     Certificates as of
Date of Pooling and Servicing        the Cut-off Date:
Agreement and Cut-off Date:          $_______________
April 1, 1995 Date:
                                     Initial Certificate
                                     Principal
                                     Balance of this
                                     Certificate:
First Distribution Date:             $_______________
May 25, 1995

Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:



               MORTGAGE PASS-THROUGH CERTIFICATE,
                         SERIES 1995-S3

    evidencing a percentage interest in any distributions allocable to the Class B-__ Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the
Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that Residential Funding Mortgage Securities I, Inc. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate
Certificate Principal Balance of all Class B-__ Certificates, both as specified above) in certain distributions with respect to a Trust
Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities
I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust
Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master
Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B
Certificates on such Distribution Date.

         Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying
Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this
Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

         No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the
Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement.
The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described by the
Agreement, stating that the transferee is not an employee benefit plan subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or (ii) if such transferee is an employee benefit plan subject to ERISA, an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under ERISA and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a "prohibited transaction" within the meaning of Section 406 or
407 of ERISA or Section 4975 of the Internal Revenue Code.

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage
Pass-
Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the
Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such
Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the
Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal
Balance of the Mortgage Loans.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.
         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                         THE FIRST NATIONAL BANK OF
CHICAGO, as Trustee

                               By:
                                       Authorized Signatory




                  CERTIFICATE OF AUTHENTICATION

         This is one of the Class M-__ Certificates referred to in the within-mentioned Agreement.

                               THE FIRST NATIONAL BANK OF
                               CHICAGO, as Certificate
                               Registrar


                               By:
                                       Authorized Signatory
                           ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


                                      (Please print or typewrite
name and address including postal zip code of assignee) a Percentage
Interest evidenced by the within Mortgage Pass-Through
Certificate
and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                         Signature by or on behalf of assignor




                                       Signature Guaranteed

                    DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the
account of                                               account
number                 , or, if mailed by check, to


                                                 Applicable
statements should be mailed to


                                               .

         This information is provided by
     , the assignee named above, or


  , as its agent.
                            EXHIBIT D

                   FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A
NON-UNITED
STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS
A
"RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT
CONDUIT"
AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND
860D
OF THE INTERNAL REVENUE CODE OF 1986.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE
BENEFIT
PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, UNLESS
THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN IS PERMISSIBLE UNDER
APPLICABLE LAW AND WILL NOT SUBJECT THE MASTER SERVICER, THE
COMPANY
OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN
IN
THE AGREEMENT (AS DEFINED BELOW).

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY
BE
MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER
AFFIDAVIT
TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE
IS
NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR
ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF
THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF
THE
CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY
SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN
SECTION
1381(a)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF
THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF
THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE
OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT
BE
DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS
CERTIFICATE.  EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF
THIS
CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS
OF
THIS PARAGRAPH.
Certificate No. ___       8.50% Pass-Through  Rate

Class [R-I] [R-II] Senior                  Aggregate Initial
Certificate                                Principal Balance of
                                           the Class [R-I] [R-
                                           II]
                                           Certificates:
Date of Pooling and Servicing              $100.00
Agreement and Cut-off Date:
April 1, 1995                        Initial Certificate
Principal
                                     Balance of this Certificate:
First Distribution Date:             $_______________
May 25, 1995
                                     Percentage Interest:
Master Servicer:                     _______%
Residential Funding Corporation
                                     CUSIP 760944-_____
Assumed Final Distribution Date:



               MORTGAGE PASS-THROUGH CERTIFICATE,
                         SERIES 1995-S3

    evidencing a percentage interest in any distributions allocable to the Class [R-I] [R-II] Certificates with respect to REMIC I. REMIC I is a part of a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE
    SECURITIES I, INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the
Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that _________________________ is the
registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal
Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class [R-I] [R-II] Certificates, both as specified above) in certain distributions with respect to a REMIC I.
REMIC I is a part of a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding
Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund and REMIC I were created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter.
To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business
Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class [R-I] [R-II] Certificates on such Distribution Date.

         Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership
Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

         Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this
Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized
Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage
Pass-
Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the
Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such
Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the
Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal
Balance of the Mortgage Loans.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.
         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                         THE FIRST NATIONAL BANK OF
CHICAGO, as Trustee

                               By:
                                       Authorized Signatory




                  CERTIFICATE OF AUTHENTICATION

         This is one of the Class [R-I] [R-II] Certificates referred to in the within-mentioned Agreement.

                               THE FIRST NATIONAL BANK OF
                               CHICAGO, as Certificate
                               Registrar


                               By:
                                       Authorized Signatory
                           ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


                                      (Please print or typewrite
name and address including postal zip code of assignee) a Percentage
Interest evidenced by the within Mortgage Pass-Through
Certificate
and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                         Signature by or on behalf of assignor




                                       Signature Guaranteed

                    DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the
account of                                               account
number                 , or, if mailed by check, to


                                                 Applicable
statements should be mailed to


                                               .

         This information is provided by
     , the assignee named above, or


  , as its agent.
                            EXHIBIT E

                       CUSTODIAL AGREEMENT

         THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of April 1, 1995, by and among THE FIRST NATIONAL BANK OF CHICAGO, as Trustee (including its successors under the Pooling Agreement defined below, the "Trustee"), RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (together with any successor in interest, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with any successor in interest or successor under the Pooling Agreement referred to below, the "Master Servicer"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION (together with any successor in interest or any successor appointed hereunder, the "Custodian").


                 W I T N E S S E T H   T H A T :

         WHEREAS, the Company, the Master Servicer, and the Trustee have entered into a Pooling and Servicing Agreement dated as of April 1, 1995, relating to the issuance of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1995-S3 (as in effect on the date of this agreement, the "Original Pooling Agreement," and as amended and supplemented from time to time, the "Pooling Agreement"); and

         WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Company and the Master Servicer under the Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:


                            ARTICLE I

                           Definitions

         Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling
Agreement, unless otherwise required by the context herein.


                           ARTICLE II

                  Custody of Mortgage Documents

         Section 2.1. Custodian to Act as Agent; Acceptance of Mortgage Files. The Custodian, as the duly appointed agent of the
Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

         Section 2.2. Recordation of Assignments. If any Mortgage File includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

         Section 2.3.  Review of Mortgage Files.

         (a) On or prior to the Closing Date, the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each
Mortgage Loan listed on the Schedule attached hereto (the
"Mortgage
Loan Schedule").

         (b) Within 45 days of the initial issuance of the Certificates, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of
Section 2.02 of the Pooling Agreement, each Mortgage File, and shall deliver to the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all documents required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Within 45 days of receipt of the documents required to be delivered pursuant to Section 2.01(c) of the Pooling Agreement, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of
Section 2.02 of the Pooling Agreement, each such document, and shall deliver to the Trustee either (i) an Interim Certification in the form attached hereto as Exhibit Two to the effect that all such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification or (ii) a Final Certification as set forth in subsection (c) below. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Mortgage File to be defective in any material respect, the Custodian shall promptly so notify the Company, the Master Servicer and the Trustee. Upon receipt of written notification from the Master Servicer, signed by a Servicing
Officer, that the Master Servicer or a Subservicer, as the case may be, has made a deposit into the Certificate Account in payment for the purchase of the related Mortgage Loan in an amount equal to the
Purchase Price for such Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage File.

         (c) Upon receipt of all documents required to be in the Mortgage Files the Custodian shall deliver to the Trustee a Final
Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

         Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans then contained in the Mortgage Files.

         Section 2.4.  Notification of Breaches of
Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Master Servicer or the Company as set forth in the Pooling Agreement or by a Seller in a Seller's Agreement or by Residential Funding or the Company in the Assignment Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the Master Servicer and the Trustee.

         Section 2.5. Custodian to Cooperate; Release of Mortgage Files. Upon the repurchase or substitution of any Mortgage
Loan pursuant to Article II of the Pooling Agreement or payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 of the
Pooling Agreement have been or will be so deposited) of a Servicing
Officer and shall request delivery to it of the Mortgage File.
The
Custodian agrees, upon receipt of such certification and request, promptly to release to the Master Servicer the related Mortgage File. The Master Servicer shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Qualified Substitute Mortgage Loan.

         From time to time as is appropriate for the servicing or foreclosures of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy or any Mortgage Pool
Insurance Policy, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part, of the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the
Required Insurance Policies. With such certificate, the Master Servicer shall deliver to the Custodian a trust receipt signed by a
Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Mortgage File or such document to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.
In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver the Trust Receipt with respect thereto to the Master
Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account as provided in the Pooling Agreement.

         Section 2.6. Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling
Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage
File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.


                           ARTICLE III

                    Concerning the Custodian

         Section 3.1. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the
Custodian, the Custodian is exclusively the bailee and agent of the
Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Company or the Master Servicer or otherwise released from the possession of the Custodian.

         Section 3.2. Indemnification. The Company hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the
Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Company, and the cost of defending any action, suit or proceedings or resisting any claim.

Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

         Section 3.3.  Custodian May Own Certificates.  The
Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

         Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the
Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

         Section 3.5. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the
Mortgage Files itself and give prompt notice thereof to the Company, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

         The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder.
Any successor Custodian shall be a depository institution subject to
supervision or examination by federal or state authority and shall
be able to satisfy the other requirements contained in Section
3.7
and shall be unaffiliated with the Master Servicer or the Company.

         Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the
Company and the Master Servicer.

         Section 3.6. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 3.7. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.


                           ARTICLE IV

                    Miscellaneous Provisions

         Section 4.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

         Section 4.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Company, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling Agreement and furnish the
Custodian with written copies thereof.

         Section 4.3.  Governing Law.  This Agreement shall be
deemed a contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

         Section 4.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of holders of Certificates evidencing undivided interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

         For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         Section 4.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the
Certificates or the rights of the holders thereof.
         IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                       THE FIRST NATIONAL BANK OF
CHICAGO,
                               as Trustee
One First National Plaza
Suite 0126
Chicago, Illinois  60670-0126
Attention:  Residential Funding Corporation
              Series 1995-S3
                               By:
                               Name:
                               Title:  Vice President


Address:                       RESIDENTIAL FUNDING
                               MORTGAGE
                               SECURITIES I, INC.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota  55437
                               By:
                               Name:   Bruce Legan
                               Title:  Vice President


Address:                       RESIDENTIAL FUNDING
                               CORPORATION, as Master
Servicer
8400 Normandale Lake Boulevard
Suite 700
Minneapolis, Minnesota 55437
                               By:
                               Name:
                               Title:  Vice President


Address:                       NORWEST BANK MINNESOTA,
                               NATIONAL ASSOCIATION
401 Second Avenue South
Minneapolis, Minnesota  55479

                               By:
                               Name:   Kathleen Marshall
                               Title:  Trust Officer
STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF NEW YORK      )

         On the 28th day of April, 1995, before me, a notary public in and for said State, personally appeared _______________________, known to me to be a Vice President of The
First National Bank of Chicago, a New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                            Notary
Public


[SEAL]
STATE OF MINNESOTA )
                   ) ss.:
COUNTY OF HENNEPIN )

         On the 28th day of April, 1995, before me, a notary public in and for said State, personally appeared Kathleen Marshall, known to me to be a Trust Officer of Norwest Bank Minnesota, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                                  Notary Public


[SEAL]
STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )


         On the 28th day of April, 1995, before me, a notary public in and for said State, personally appeared
________________, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                     Notary Public

[Notarial Seal]


STATE OF NEW YORK       )
                        ) ss:
COUNTY OF NEW YORK      )

         On the 28th day of April, 1995, before me, a notary public in and for said State, personally appeared ________________, known to me to be a Vice President of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                       Notary Public

[Notarial Seal]
                           EXHIBIT ONE

                        FORM OF CUSTODIAN
                      INITIAL CERTIFICATION


                                  April 28, 1995


The First National Bank of Chicago
One First National Plaza
Suite 0126
Chicago, Illinois  60670-0126

Attention:  Residential Funding Corporation Series 1995-S3

         Re: Custodial Agreement dated as of April 1, 1995, by and among The First National Bank of Chicago, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates, Series 1995-S3


Ladies and Gentlemen:

         In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage
Note) to the extent required in Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned
Custodial Agreement.

                                  NORWEST BANK MINNESOTA,
                                  NATIONAL ASSOCIATION



                                  By:
                                  Name:
                                  Title:
                           EXHIBIT TWO

             FORM OF CUSTODIAN INTERIM CERTIFICATION



                        ________________ ____, 1995



The First National Bank of Chicago
One First National Plaza
Suite 0126
Chicago, Illinois  60670-0126

Attention:  Residential Funding Corporation Series 1995-S3

         Re: Custodial Agreement dated as of April 1, 1995, by and among The First National Bank of Chicago, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates, Series 1995-S3


Ladies and Gentlemen:

         In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned
Custodial Agreement.

                                  NORWEST BANK MINNESOTA,
                                  NATIONAL  ASSOCIATION



                                  By:
                                  Name:
                                  Title:
                          EXHIBIT THREE

              FORM OF CUSTODIAN FINAL CERTIFICATION



                             _____________ ___, 1995




The First National Bank of Chicago
One First National Plaza
Suite 0126
Chicago, Illinois  60670-0126

Attention:  Residential Funding Corporation Series 1995-S3

         Re: Custodial Agreement dated as of April 1, 1995, by and among The First National Bank of Chicago, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates, Series 1995-S3


Ladies and Gentlemen:

         In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule containing
(I) with respect to each such Mortgage Loan (other than a Cooperative Loan):

         (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee or an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

         (ii) The original Mortgage with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such mortgage has been recorded;

         (iii) An original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

         (iv) With respect to each Mortgage Loan other than a Cooperative Loan, the original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

         (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded;

and (II) with respect to each Cooperative Loan so assigned:

         (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

         (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

         (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

         (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

         (v)  The Security Agreement;

         (vi)  Copies of the original UCC-1 financing
statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

         (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

         (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

         (ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

         (x) An executed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned
Custodial Agreement.

                             NORWEST BANK MINNESOTA,
                             NATIONAL  ASSOCIATION


                             By:
                             Name:
                             Title:
                            EXHIBIT F

                     MORTGAGE LOAN SCHEDULE

  RUN ON     : 04/18/95           RFC DISCLOSURE SYSTEM
RFFSD177-01
  AT         : 15.24.12          FIXED RATE LOAN LISTING
AMORTIZED BALANCE
  SERIES     : RFMSI I 1995-S3
CUTOFF : 04/01/95
  POOL       : 0004167
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL
LOAN FEATURE
  MORTGAGOR NAME                   ORIG TERM     PRINCIPAL BAL
# OF UNITS
  ADDRESS                          ORIG RATE     ORIGINAL P+I
LTV
  ADDRESS LINE 2                   CURR NET      CURRENT P+I
VALUE
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE
MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE
MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #

_________________________________________________________________
_____________


    1343925          180/756             F          131,250.00
    ZZ
    ATNAFE              TIGEST           360        125,339.20
     1
    4224 MCALICE DRIVE                 7.875            951.65
    75
                                       7.500            951.65
 175,000.00
    PLANO            TX   75093          1            06/24/93
    00
    0700465                              05           08/01/93
     0
    2567576                              O            07/01/23
    0


    1352659          444/444             F          344,000.00
    ZZ
    UTZ                 JOHN     H       360        338,988.93
     1
    930 SOUTH HAMLIN AVENUE            7.625          2,434.81
    77
                                       6.875          2,434.81
 450,000.00
    PARK RIDGE       IL   60068          2            08/09/93
    00
    6687099                              05           10/01/93
     0
    6687099                              O            09/01/23
    0


    1398001          637/728             F          875,000.00
    ZZ
    BOGORICIN           RITA     T       360        875,000.00
     1
    500 PARK AVE. UNIT 24A             9.500          7,357.48
    70
    AND 14 MAID NO. 2                  9.250          7,357.48
1,250,000.00
    NEW YORK         NY   10022          1            03/07/95
    00
    0380101007                           06           05/01/95
     0
    3241643                              O            04/01/25
    0


    1400142          526/728             F          330,000.00
    ZZ
    FANTOZZI JR         NICHOLAS A       360        329,534.36
     1
    8001 CLARCONA OCOEE ROAD           9.750          2,835.21
    66
                                       9.500          2,835.21
 500,000.00
    ORLANDO          FL   32818          5            12/29/94
    00
    0380100488                           05           02/01/95
     0
1


    7874                                 O            01/01/25
    0


    1402613          922/728             F          600,000.00
    ZZ
    WOODS               CHRISTOPH        360        599,734.57
     1
    453 BIRCH LANE                    10.000          5,265.43
    74
                                       9.750          5,265.43
 817,500.00
    HO-HO-KUS        NJ   07423          5            02/08/95
    00
    0380095720                           05           04/01/95
     0
    104753                               O            03/01/25
    0


    1402652          669/669             F          140,000.00
    ZZ
    PAGANO              ARTA     J       360        140,000.00
     1
    583 KNICKERBOCKER ROAD             9.625          1,189.99
    65
                                       9.375          1,189.99
 216,250.00
    TENAFLY          NJ   07670          1            03/08/95
    00
    GM10021340                           05           05/01/95
     0
    GM10021340                           O            04/01/25
    0


    1402728          074/728             F          220,500.00
    ZZ
    MESERVY             JARLE    Z       360        220,172.06
     1
    4875   HILTON COURT                9.500          1,854.08
    90
                                       9.250          1,854.08
 245,000.00
    RENO             NV   89509          1            12/27/94
    10
    0380092636                           05           02/01/95
    17
    25304045                             O            01/01/25
    0


    1403166          526/728             F          370,000.00
    ZZ
    LABRIOLA            ROSE             360        370,000.00
     1
    103 NORTH COVE ROAD                9.875          3,212.89
    62
                                       9.625          3,212.89
 600,000.00
    OLD SAYBROOK     CT   06475          5            03/08/95
    00
    0380100496                           05           05/01/95
     0
    14718                                O            04/01/25
    0


    1403560          526/728             F          357,500.00
    ZZ
    CALHOUN             ROBERT   M       360        357,500.00
     1
    818 NORTH DOHENY DRIVE #1403       9.750          3,071.48
    65
    (LOS ANGELES AREA)                 9.500          3,071.48
 550,000.00
    WEST HOLLYWOOD   CA   90069          5            03/02/95
    00
    0380102377                           05           05/01/95
     0
    17065                                O            04/01/25
    0


1


    1403563          028/728             F          302,000.00
    ZZ
    CLENDENNY           JON      J       360        302,000.00
     1
    150 SOUTH THORNE GROVE DRIVE       9.250          2,484.48
    78
                                       9.000          2,484.48
 389,000.00
    VERNON HILLS     IL   60061          1            03/09/95
    00
    0380106451                           05           05/01/95
     0
    350760                               O            04/01/25
    0


    1403730          723/728             F          500,000.00
    ZZ
    DEMETRIOS           ARISTIDES        360        500,000.00
     1
    1251 SAN ANTONIO ROAD              9.125          4,068.17
    56
                                       8.875          4,068.17
 900,000.00
    PETALUMA         CA   94952          2            03/01/95
    00
    0380098641                           05           05/01/95
     0
    7898                                 O            04/01/25
    0


    1403765          472/728             F          350,000.00
    ZZ
    DE REVERE           DELL     H       360        350,000.00
     1
    1924 PORT CARDIFF PLACE            9.125          2,847.72
    70
                                       8.875          2,847.72
 500,000.00
    NEWPORT BEACH    CA   92660          2            03/01/95
    00
    0380098252                           05           05/01/95
     0
    010006046                            O            04/01/25
    0


    1403780          072/072             F          276,000.00
    ZZ
    MECHELSEN           CINDY    L       360        272,710.51
     1
    2460 196TH AVENUE SOUTHEAST        7.375          1,906.27
    81
                                       7.125          1,906.27
 342,000.00
    ISSAQUAH         WA   98027          2            12/10/93
    96
    6577188                              05           02/01/94
     0
    6577188                              O            01/01/24
    0


    1403830          A35/728             F          222,600.00
    ZZ
    HAWKINS             TOMAS    K       360        222,600.00
     1
    3889 WINDANSEA STREET              9.500          1,871.74
    80
                                       9.250          1,871.74
 278,625.00
    LAS VEGAS        NV   89117          1            03/15/95
    00
    0380098971                           05           05/01/95
     0
    2023                                 O            04/01/25
    0


    1403850          A91/728             F          300,000.00
    ZZ
    BERGMAN             STEVEN           360        300,000.00
     1
    2655 REBECCA STREET                9.500          2,522.57
    88
                                       9.250          2,522.57
 342,000.00
1


    BELLMORE         NY   11710          1            03/27/95
    04
    0380101247                           05           05/01/95
    25
    105274                               O            04/01/25
    0


    1403867          637/728             F          300,000.00
    ZZ
    BAUMRIN             STEVEN           360        300,000.00
     1
    44 HOMESTEAD RD                    9.875          2,605.05
    64
                                       9.625          2,605.05
 470,000.00
    TEWKSBURY        NJ   08833          1            03/15/95
    00
    0380099946                           05           05/01/95
     0
    4460192                              O            04/01/25
    0


    1403931          559/728             F          380,000.00
    ZZ
    RAMATICI            MICHAEL          360        380,000.00
     1
    1505 SKILLMAN LANE                 9.375          3,160.65
    70
                                       9.125          3,160.65
 550,000.00
    PETALUMA         CA   94952          2            03/13/95
    00
    0380100702                           05           05/01/95
     0
    0316281                              O            04/01/25
    0


    1403932          028/728             F          980,000.00
    ZZ
    NEWSOM              WELDON   J       360        980,000.00
     1
    507 GREENVILLE AVENUE              9.500          8,240.37
    70
                                       9.250          8,240.37
1,400,000.00
    ALLEN            TX   75002          1            03/09/95
    00
    0380106527                           05           05/01/95
     0
    075955                               O            04/01/25
    0


    1404461          723/728             F          225,000.00
    ZZ
    MACDONALD           MARY     E       360        225,000.00
     1
    5836 VIRMAR AVENUE                 9.000          1,810.40
    66
                                       8.750          1,810.40
 346,000.00
    OAKLAND          CA   94618          1            03/06/95
    00
    0380102047                           05           05/01/95
     0
    7928                                 O            04/01/25
    0


    1404467          661/661             F          100,000.00
    ZZ
    MAINARDI            DIANE    L       360         99,911.15
     1
    3A BROOKSIDE HEIGHTS              10.000            877.57
    73
                                       9.750            877.57
 138,000.00
    WANAQUE          NJ   07465          1            01/13/95
    00
    2083236                              05           03/01/95
     0
    2083236                              O            02/01/25
    0
1




    1404480          010/728             F          464,000.00
    ZZ
    WEITZMAN            MARC     H       360        464,000.00
     1
    22331 HARWICH LANE                 8.875          3,691.80
    80
                                       8.625          3,691.80
 580,000.00
    HUNTINGTON BEAC  CA   92646          1            03/16/95
    00
    0380099938                           05           05/01/95
     0
    19197672                             O            04/01/25
    0


    1404590          028/728             F          300,000.00
    ZZ
    HERNANDEZ           JOSE     A       360        300,000.00
     1
    651 VINTON ROAD                    9.500          2,522.56
    75
                                       9.250          2,522.56
 400,000.00
    VINTON           TX   79835          1            03/08/95
    00
    0380107244                           05           05/01/95
     0
    166431                               O            04/01/25
    0


    1404632          440/728             F          188,900.00
    ZZ
    HANEY               ROBERT   T       360        188,900.00
     1
    8337 JOE RODGERS ROAD              9.000          1,519.94
    73
                                       8.750          1,519.94
 260,243.00
    GRANITE BAY      CA   95746          1            03/03/95
    00
    0380101171                           05           05/01/95
     0
    1330950                              O            04/01/25
    0


    1404636          028/728             F          300,000.00
    ZZ
    HOANG               VI       C       360        300,000.00
     1
    131 LAWSON ROAD                    9.375          2,495.25
    75
                                       9.125          2,495.25
 400,000.00
    KENSINGTON       CA   94707          1            03/07/95
    00
    0380100074                           05           05/01/95
     0
    167076                               O            04/01/25
    0


    1404643          766/728             F           48,000.00
    T
    CASTANO             DIEGO            360         48,000.00
     1
    6345 COLLINS AVENUE                9.250            394.88
    80
    #539                               9.000            394.88
  60,000.00
    MIAMI            FL   33141          1            03/06/95
    00
    0380098138                           06           05/01/95
     0
    95HA013                              O            04/01/25
    0


    1404739          909/728             F          350,000.00
    ZZ
    GYVES               STEPHEN  N       360        350,000.00
     1
1


    3150 VIA DEL MONTE LIBANO          9.500          2,942.99
    80
                                       9.250          2,942.99
 440,000.00
    VISTA            CA   92084          1            03/09/95
    00
    0380100793                           05           05/01/95
     0
    5000504                              O            04/01/25
    0


    1404746          776/728             F          276,500.00
    ZZ
    WOOLARD             WILLIAM  D       360        276,500.00
     1
    450 ALLENDALE ROAD                 9.000          2,224.78
    59
                                       8.750          2,224.78
 475,000.00
    PASADENA         CA   91106          2            03/07/95
    00
    0380106014                           05           05/01/95
     0
    2120642                              O            04/01/25
    0


    1404808          074/728             F          220,000.00
    ZZ
    GREENBERG           JOHN     S       360        219,771.00
     1
    119 CANTERBURY DR                  9.250          1,809.89
    75
                                       9.000          1,809.89
 295,000.00
    RAMSEY           NJ   07446          1            01/27/95
    00
    0380097833                           03           03/01/95
     0
    1102074749                           O            02/01/25
    0


    1404813          074/728             F          215,000.00
    ZZ
    SHRIVE              ALBERT           360        214,787.65
     1
    705 HIGHLAND AVE                   9.500          1,807.84
    73
                                       9.250          1,807.84
 295,000.00
    CLARKS GREEN     PA   18411          1            01/13/95
    00
    0380097742                           05           03/01/95
     0
    1500009685                           O            02/01/25
    0


    1404832          074/728             F          342,000.00
    ZZ
    FERNANDEZ           MANUEL   F       360        341,679.58
     1
    3197 SW 111 AVE                    9.750          2,938.31
    72
                                       9.500          2,938.31
 475,000.00
    MIAMI            FL   33165          1            01/26/95
    00
    0380097775                           05           03/01/95
     0
    1592007655                           O            02/01/25
    0


    1405121          047/047             F           72,550.00
    ZZ
    CAGLE               JOHN     H       360         72,550.00
     1
    12105 NEWPORT DRIVE                9.875            629.99
    75
                                       9.625            629.99
  96,750.00
    BRIGHTON         CO   80601          1            03/21/95
    00
    10880776                             05           05/01/95
     0
1


    10880776                             O            04/01/25
    0


    1405176          158/158             F          250,000.00
    ZZ
    LENNON              JOHN     A       360        249,873.75
     1
    956 PLYMOUTH ROAD                  9.375          2,079.38
    76
                                       9.125          2,079.38
 330,000.00
    ATLANTA          GA   30306          1            02/22/95
    00
    2543809                              05           04/01/95
     0
    2543809                              O            03/01/25
    0


    1405192          744/728             F          637,500.00
    ZZ
    TRYGSTAD            MICHAEL          360        637,500.00
     1
    2311 ACHILLES DRIVE                9.375          5,302.40
    69
                                       9.125          5,302.40
 925,000.00
    LOS ANGELES      CA   90046          1            03/22/95
    00
    0380106287                           05           05/01/95
     0
    73431                                O            04/01/25
    0


    1405193          705/728             F          330,000.00
    ZZ
    PEYKAR              ANDREW           360        330,000.00
     1
    15 OAK DRIVE                       9.500          2,774.82
    57
                                       9.250          2,774.82
 580,000.00
    EAST HILLS       NY   11576          1            03/23/95
    00
    0380105941                           05           05/01/95
     0
    95030018                             O            04/01/25
    0


    1405197          562/728             F          181,500.00
    ZZ
    PELAEZ              VICKY            360        181,500.00
     1
    17 CLIFTON AVENUE                  9.500          1,526.16
    75
                                       9.250          1,526.16
 242,000.00
    YONKERS          NY   10705          1            03/02/95
    00
    0380098476                           05           05/01/95
     0
    90020744                             O            04/01/25
    0


    1405216          896/728             F          165,000.00
    ZZ
    VAN PELT            JEFF     S       360        165,000.00
     1
    220 WEATHERWOOD CIRCLE             9.875          1,432.78
    69
                                       9.625          1,432.78
 242,000.00
    ALPHARETTA       GA   30201          4            03/15/95
    00
    0380098757                           05           05/01/95
     0
    590                                  O            04/01/25
    0


1


    1405235          032/728             F          217,400.00
    ZZ
    GRAY                MELVIN   J       360        217,287.29
     1
    6411 WEST LINDA LANE               9.250          1,788.50
    90
                                       9.000          1,788.50
 241,574.00
    CHANDLER         AZ   85226          1            02/24/95
    01
    0380100959                           03           04/01/95
    20
    241016                               O            03/01/25
    0


    1405275          562/562             F          145,800.00
    ZZ
    COLON               ELSA     M       360        145,800.00
     1
    37 OXFORD STREET                   9.875          1,266.06
    60
                                       9.625          1,266.06
 243,000.00
    MONTCLAIR        NJ   07042          5            03/06/95
    00
    455352                               05           05/01/95
     0
    455352                               O            04/01/25
    0


    1405280          696/728             F          167,900.00
    ZZ
    DEUTSCH             MIRIAM           360        167,900.00
     1
    1203 MICHIGAN COURT                9.000          1,350.96
    70
                                       8.750          1,350.96
 239,900.00
    ALEXANDRIA       VA   22314          1            03/01/95
    00
    0380098294                           09           05/01/95
     0
    2085233                              O            04/01/25
    0


    1405284          003/728             F          287,950.00
    ZZ
    MARABLE             STEPHEN  M       360        287,950.00
     1
    7330 CRAIGLEITH DRIVE              9.000          2,316.91
    80
                                       8.750          2,316.91
 359,950.00
    DULUTH           GA   30136          1            03/02/95
    00
    0380098344                           03           05/01/95
     0
    61060918                             O            04/01/25
    0


    1405288          A52/728             F           72,000.00
    ZZ
    POWELL              BETTY    J       360         72,000.00
     1
    3573 DIAL DRIVE                    9.500            605.42
    66
                                       9.250            605.42
 110,000.00
    STONE MOUNTAIN   GA   30083          2            03/10/95
    00
    0380098443                           05           05/01/95
     0
    0105739                              O            04/01/25
    0


    1405304          911/728             F          216,900.00
    ZZ
    IGLESIAS            ABEL     L       360        216,900.00
     1
    828 MARIANA AVENUE                 8.500          1,667.77
    90
                                       8.250          1,667.77
 241,000.00
1


    CORAL GABLES     FL   33134          1            03/28/95
    11
    0380102740                           05           05/01/95
    25
    105509                               O            04/01/25
    0


    1405331          729/728             F          448,950.00
    ZZ
    O'TOOLE             BRIAN    R       360        448,950.00
     1
    857 BROOKHAVEN SPRINGS COURT       9.000          3,612.36
    80
                                       8.750          3,612.36
 565,000.00
    ATLANTA          GA   30342          1            03/03/95
    00
    0380098542                           03           05/01/95
     0
    C23886                               O            04/01/25
    0


    1405336          705/728             F          285,000.00
    ZZ
    BARATIAN            ELIZA            360        285,000.00
     1
    23 CHADWICK ROAD                   9.250          2,344.63
    75
                                       9.000          2,344.63
 380,000.00
    GREAT NECK       NY   11023          1            03/24/95
    00
    0380105230                           05           05/01/95
     0
    95300054                             O            04/01/25
    0


    1405341          003/728             F          306,000.00
    ZZ
    LYONS               THOMAS   L       360        306,000.00
     1
    4157 RIDGEHURST DRIVE              9.375          2,545.15
    90
                                       9.125          2,545.15
 340,000.00
    SMYRNA           GA   30080          1            03/10/95
    12
    0380098666                           05           05/01/95
    17
    0061061510                           O            04/01/25
    0


    1405344          051/728             F          380,000.00
    ZZ
    TAYLOR              PHILIP   A       360        380,000.00
     1
    134 EAST CREEK DRIVE               9.250          3,126.17
    80
                                       9.000          3,126.17
 475,000.00
    MENLO PARK       CA   94025          1            03/02/95
    00
    0380102120                           05           05/01/95
     0
    20110187                             O            04/01/25
    0


    1405345          051/728             F          256,000.00
    ZZ
    MILBURN             DAVID    D       360        256,000.00
     1
    199 MAPLE DRIVE                    9.750          2,199.44
    72
                                       9.500          2,199.44
 356,900.00
    LOS ALAMOS       NM   87544          4            03/06/95
    00
    0380106188                           05           05/01/95
     0
    30100188                             O            04/01/25
    0
1




    1405362          637/728             F          231,300.00
    ZZ
    BURRILL             DEAN     L       360        231,300.00
     1
    2745 ACACIA ROAD                   9.125          1,881.94
    95
                                       8.875          1,881.94
 243,500.00
    WALNUT CREEK     CA   94595          1            03/20/95
    21
    0380102609                           05           05/01/95
    30
    3431319                              O            04/01/25
    0


    1405371          003/728             F          363,200.00
    ZZ
    FARLEY              BRIAN    D       360        363,200.00
     1
    127 ELIZABETH ST                   9.375          3,020.91
    90
                                       9.125          3,020.91
 403,575.00
    ATLANTA          GA   30307          1            03/10/95
    12
    0380098930                           05           05/01/95
    17
    0061060983                           O            04/01/25
    0


    1405380          686/686             F          187,500.00
    ZZ
    LUU                 KINH     Q       360        187,500.00
     1
    17428 NW WALTUCK COURT             9.400          1,562.94
    75
                                       9.150          1,562.94
 250,000.00
    PORTLAND         OR   97229          1            02/28/95
    00
    30816654073                          03           05/01/95
     0
    30816654073                          O            04/01/25
    0


    1405383          664/728             F          340,000.00
    ZZ
    FAHRION             DAVID    E       360        340,000.00
     1
    31125 PAUBA ROAD                  10.000          2,983.75
    90
                                       9.750          2,983.75
 380,000.00
    TEMECULA         CA   92390          2            03/06/95
    11
    0380098732                           05           05/01/95
    17
    2034403                              O            04/01/25
    0


    1405388          A95/A95             F          225,000.00
    ZZ
    STUTZ               MICHAEL  W       360        224,706.76
     1
    LOTS 3 & 4 MOSHUP TRAIL           10.125          1,995.36
    55
                                       9.875          1,995.36
 415,000.00
    GAY HEAD         MA   02535          5            12/13/94
    00
    03613267202                          05           02/01/95
     0
    03613267202                          O            01/01/25
    0


    1405390          403/728             F          198,602.11
    ZZ
    WOLF                KARL     A       308        197,778.70
     1
1


    15 LANG ROAD                       9.125          1,672.40
    77
                                       8.875          1,672.40
 260,000.00
    WINDSOR          CT   06095          1            09/19/94
    00
    0380098724                           05           12/01/94
     0
    1703297                              O            07/01/20
    0


    1405397          047/047             F          123,000.00
    ZZ
    RYAN                PATRICK  M       360        123,000.00
     1
    118 NE 50TH AVENUE                10.000          1,079.42
    95
                                       9.750          1,079.42
 129,500.00
    PORTLAND         OR   97213          2            03/21/95
    11
    10852256                             05           05/01/95
    30
    10852256                             O            04/01/25
    0


    1405403          637/728             F          100,000.00
    T
    O'KEEFE             MARYLOU          360         99,953.34
     1
    27 PINE RIDGE RD                   9.750            859.16
    48
                                       9.500            859.16
 210,000.00
    SARATOGA SPRING  NY   12866          1            02/17/95
    00
    0380099680                           03           04/01/95
     0
    3242484                              O            03/01/25
    0


    1405409          637/728             F          234,000.00
    ZZ
    TRAN                THANH    P       360        233,884.90
     1
    3712 SPRINGBROOK AVENUE            9.500          1,967.60
    90
                                       9.250          1,967.60
 261,000.00
    SAN JOSE         CA   95148          1            02/16/95
    12
    0380099318                           05           04/01/95
    25
    3430907                              O            03/01/25
    0


    1405414          299/728             F          300,000.00
    ZZ
    HAMITER III         GEORGE   H       360        299,504.69
     1
    4850 HARDY MCMANUS ROAD            9.000          2,413.87
    85
                                       8.750          2,413.87
 355,000.00
    EVANS            GA   30809          4            12/29/94
    14
    0380098823                           05           02/01/95
    12
    278096                               O            01/01/25
    0


    1405416          299/728             F          301,250.00
    ZZ
    WILCOX JR           EVERETT  H       360        300,824.93
     1
    109 AVERY DRIVE NE                 9.750          2,588.20
    90
                                       9.500          2,588.20
 334,723.00
    ATLANTA          GA   30309          4            12/08/94
    04
    0380098831                           05           02/01/95
    20
1


    279686                               O            01/01/25
    0


    1405418          299/728             F          259,650.00
    ZZ
    LUNDQUIST           ROBERT   H       360        259,263.80
     1
    5909 DAVIS ROAD                    9.500          2,183.28
    80
                                       9.250          2,183.28
 326,000.00
    WOODBINE         MD   21797          2            12/23/94
    00
    0380098856                           05           02/01/95
     0
    279630                               O            01/01/25
    0


    1405419          299/728             F          236,000.00
    ZZ
    YOUNG JR            MICHAEL  P       360        235,589.66
     1
    19628 SELBY AVENUE                 8.750          1,856.62
    80
                                       8.500          1,856.62
 295,000.00
    POOLESVILLE      MD   20837          1            12/16/94
    00
    0380098864                           05           02/01/95
     0
    267662                               O            01/01/25
    0


    1405420          299/728             F          516,000.00
    ZZ
    VETA                D        J       360        515,102.85
     1
    5507 SPRUCE TREE AVENUE            8.750          4,059.38
    80
                                       8.500          4,059.38
 650,000.00
    BETHESDA         MD   20814          1            12/22/94
    00
    0380098872                           03           02/01/95
     0
    248134                               O            01/01/25
    0


    1405421          299/728             F          224,000.00
    ZZ
    KOLASKIE            CHAD     J       360        223,610.54
     1
    149 STONEYRIDGE LANE               8.750          1,762.21
    82
                                       8.500          1,762.21
 274,000.00
    LYNDHURST        VA   22952          2            12/09/94
    04
    0380098815                           03           02/01/95
    17
    256408                               O            01/01/25
    0


    1405422          299/728             F          237,000.00
    T
    KNUDSON             BRUCE    W       360        236,665.58
     1
    2512 SOUTHWEST 28TH PLACE          9.750          2,036.20
    65
                                       9.500          2,036.20
 370,000.00
    CAPE CORAL       FL   33914          4            12/13/94
    00
    0380099821                           05           02/01/95
     0
    853843                               O            01/01/25
    0


1


    1405424          299/728             F          391,500.00
    ZZ
    SUNDBERG            ERIC     C       360        390,836.68
     1
    7457 RIVERSIDE DRIVE               8.875          3,114.95
    90
                                       8.625          3,114.95
 435,000.00
    RICHMOND         VA   23225          1            12/02/94
    14
    0380099268                           05           02/01/95
    17
    276219                               O            01/01/25
    0


    1405425          299/728             F          392,000.00
    ZZ
    GASPER II           KENNETH  O       360        391,411.58
     1
    5575 FOUNDERS PLACE                9.875          3,403.93
    80
                                       9.625          3,403.93
 490,000.00
    MANITOU SPRINGS  CO   80829          4            12/30/94
    00
    0380099136                           03           02/01/95
     0
    855922                               O            01/01/25
    0


    1405427          299/728             F          259,950.00
    ZZ
    FULGHAM JR          FRANK    M       360        259,679.42
     1
    508 SLEEPY HOLLOW ROAD             9.250          2,138.55
    80
                                       9.000          2,138.55
 324,950.00
    RICHMOND         VA   23229          1            01/23/95
    00
    0380098849                           05           03/01/95
     0
    279597                               O            02/01/25
    0


    1405429          299/728             F          323,900.00
    ZZ
    REDMON              JOHN     M       360        323,418.25
     1
    220 HILLCREST WEST                 9.500          2,723.53
    90
                                       9.250          2,723.53
 359,897.00
    LAKE QUIVIRA     KS   66106          1            12/22/94
    14
    0380099839                           05           02/01/95
    17
    280404                               O            01/01/25
    0


    1405432          299/728             F          240,000.00
    ZZ
    ARKES               ROBERT   B       360        239,633.55
     1
    1905 SW MARKET STREET DRIVE        9.375          1,996.20
    80
                                       9.125          1,996.20
 300,000.00
    PORTLAND         OR   97201          1            12/05/94
    00
    0380099227                           03           02/01/95
     0
    279844                               O            01/01/25
    0


    1405439          299/728             F          220,000.00
    ZZ
    CRIME               STEVEN   E       360        219,255.00
     1
    809 GREEN STREET                   9.000          1,770.17
    80
                                       8.750          1,770.17
 275,000.00
1


    ALEXANDRIA       VA   22314          1            01/12/95
    00
    0380099151                           05           03/01/95
     0
    267654                               O            02/01/25
    0


    1405444          299/728             F          250,000.00
    ZZ
    FERNANDEZ           ANN      O       360        249,628.15
     1
    94 LAKE FOREST                     9.500          2,102.14
    59
                                       9.250          2,102.14
 425,000.00
    ST LOUIS         MO   63117          2            12/23/94
    00
    0380099235                           03           02/01/95
     0
    278293                               O            01/01/25
    0


    1405447          299/728             F          288,000.00
    ZZ
    VOLLMAN SR          THOMAS   J       360        287,524.52
     1
    3126 SUMMIT VIEW PLACE DR          9.000          2,317.31
    90
                                       8.750          2,317.31
 321,000.00
    GLENCOE          MO   63038          1            12/19/94
    14
    0380099185                           05           02/01/95
    17
    274989                               O            01/01/25
    0


    1405453          299/728             F          263,225.00
    ZZ
    MCLAUGHLIN          SUSAN    A       360        262,299.56
     1
    6502 N 71 HIGHWAY                  8.750          2,070.80
    90
                                       8.500          2,070.80
 292,475.00
    SAINT JOSEPH     MO   64505          1            09/16/94
    14
    0380098963                           05           11/01/94
    17
    273345                               O            10/01/24
    0


    1405455          299/728             F          210,000.00
    ZZ
    FAKHRAI             HAMID            360        209,535.97
     1
    10001 FLORENCE AVENUE NE           9.000          1,689.71
    69
                                       8.750          1,689.71
 305,000.00
    ALBUQUERQUE      NM   87122          4            11/22/94
    00
    0380098914                           05           01/01/95
     0
    268242                               O            12/01/24
    0


    1405464          637/728             F          437,500.00
    ZZ
    WANG                TSU      Y       360        437,267.17
     1
    29 NORTH PINE HILL RD              9.125          3,559.65
    70
                                       8.875          3,559.65
 625,000.00
    LAKE SUCCESS     NY   11020          1            02/27/95
    00
    0380099698                           05           04/01/95
     0
    3243748                              O            03/01/25
    0
1




    1405479          299/728             F          236,000.00
    ZZ
    HECHT               JAMES    D       360        235,491.83
     1
    745 AMSTER GREEN DRIVE             9.125          1,920.17
    80
                                       8.875          1,920.17
 295,000.00
    DUNWOODY         GA   30350          1            11/28/94
    00
    0380098898                           05           01/01/95
     0
    855708                               O            12/01/24
    0


    1405489          299/728             F          600,000.00
    ZZ
    VANMETER            CHARLES  D       360        599,083.88
     1
    10770 ROYAL DRIVE                  9.375          4,990.50
    67
                                       9.125          4,990.50
 900,000.00
    CARMEL           IN   46032          4            12/15/94
    00
    0380099003                           05           02/01/95
     0
    277240                               O            01/01/25
    0


    1405491          299/728             F          300,000.00
    ZZ
    KRAMPAT             PHILIP   J       360        299,671.03
     1
    29 CASTLE HARBOR ISLE              9.000          2,413.87
    80
                                       8.750          2,413.87
 375,000.00
    FT LAUDERDALE    FL   33308          1            01/13/95
    00
    0380099029                           05           03/01/95
     0
    279901                               O            02/01/25
    0


    1405493          299/728             F          240,000.00
    ZZ
    RIVLIN              JOSEPH           360        239,756.65
     1
    16193 NW CANTERWOOD WAY            9.375          1,996.20
    80
                                       9.125          1,996.20
 302,000.00
    PORTLAND         OR   97229          1            01/03/95
    00
    0380099037                           03           03/01/95
     0
    279996                               O            02/01/25
    0


    1405496          299/728             F          216,000.00
    ZZ
    SCHNECK             MICHAEL  J       360        215,703.18
     1
    11007 N MICHIGAN DRIVE             9.875          1,875.63
    90
                                       9.625          1,875.63
 240,000.00
    SPRING GROVE     IL   60081          1            12/23/94
    14
    0380099052                           05           02/01/95
    17
    856222                               O            01/01/25
    0


    1405505          299/728             F          296,000.00
    ZZ
    BARBAT              SAMI     H       360        293,299.08
     1
1


    3520 WARDS POINTE                  8.875          2,355.11
    60
                                       8.625          2,355.11
 495,000.00
    ORCHARD LAKE     MI   48033          2            11/26/94
    00
    0380099060                           03           01/01/95
     0
    27647                                O            12/01/24
    0


    1405512          299/728             F          223,960.00
    ZZ
    HASKELL             CHARLES  K       360        223,490.19
     1
    3693 EDWARDS DRIVE                 9.250          1,842.46
    80
                                       9.000          1,842.46
 279,950.00
    GIG HARBOR       WA   98335          1            11/08/94
    00
    0380099847                           05           01/01/95
     0
    855674                               O            12/01/24
    0


    1405513          299/728             F          272,500.00
    ZZ
    WALTHAM             W        B       360        271,882.08
     1
    12018 YATES FORD ROAD              8.875          2,168.14
    74
                                       8.625          2,168.14
 372,500.00
    FAIRFAX STATION  VA   22039          1            11/21/94
    00
    0380098989                           03           01/01/95
     0
    267562                               O            12/01/24
    0


    1405516          051/728             F          258,750.00
    ZZ
    SNYMAN              TERTIUS  J       360        258,750.00
     4
    837 NORTH SAN VICENTE             10.000          2,270.72
    75
    BOULEVARD                          9.750          2,270.72
 345,000.00
    WEST HOLLYWOOD   CA   90069          2            03/08/95
    00
    0380107251                           05           05/01/95
     0
    10106212                             O            04/01/25
    0


    1405519          299/728             F          373,550.00
    ZZ
    SANKER              ROBERT   J       360        372,917.05
     1
    13614 CHERRYDALE DRIVE             8.875          2,972.14
    80
                                       8.625          2,972.14
 466,974.00
    ROCKVILLE        MD   20850          1            12/22/94
    00
    0380098948                           03           02/01/95
     0
    267913                               O            01/01/25
    0


    1405520          375/728             F          115,000.00
    ZZ
    REMMELL             JACQUES  S       360        114,940.38
     1
    28980 MT VERNON ROAD               9.250            946.08
    54
                                       9.000            946.08
 215,000.00
    PRINCESS ANNE    MD   21853          1            02/27/95
    00
    0380099920                           05           04/01/95
     0
1


    455972                               O            03/01/25
    0


    1405523          299/728             F          232,000.00
    ZZ
    KAMPS               HENRY    H       360        231,460.20
     1
    2800 ANNAKAY CROSSING              8.750          1,825.15
    80
                                       8.500          1,825.15
 290,000.00
    MIDLOTHIAN       VA   23113          1            11/04/94
    00
    0380098906                           03           01/01/95
     0
    270987                               O            12/01/24
    0


    1405586          664/728             F          259,000.00
    ZZ
    VORA                TUSHAR   T       360        259,000.00
     1
    33662 PEREIRA COURT                9.750          2,225.21
    70
                                       9.500          2,225.21
 370,000.00
    FREMONT          CA   94555          5            03/01/95
    00
    0380099250                           05           05/01/95
     0
    2025740                              O            04/01/25
    0


    1405589          664/728             F          247,500.00
    ZZ
    FONG                WILLIAM  R       360        247,500.00
     1
    1348 TURNSTONE WAY                10.000          2,171.99
    77
                                       9.750          2,171.99
 325,000.00
    SUNNYVALE        CA   94087          2            03/01/95
    00
    0380099243                           05           05/01/95
     0
    2025336                              O            04/01/25
    0


    1405594          028/728             F          148,000.00
    ZZ
    WATSON              MALCOLM          360        148,000.00
     1
    2426 10TH STREET                   9.500          1,244.46
    68
                                       9.250          1,244.46
 220,000.00
    BOULDER          CO   80304          5            03/02/95
    00
    0380100900                           05           05/01/95
     0
    163611                               O            04/01/25
    0


    1405611          664/728             F          148,400.00
    ZZ
    BROTT               CHARLOTTES       360        148,400.00
     1
    832 W GRAND AVENUE                 9.750          1,274.99
    70
                                       9.500          1,274.99
 215,000.00
    PORT WASHINGTON  WI   53074          1            03/15/95
    00
    0380099664                           05           05/01/95
     0
    1987015                              O            04/01/25
    0


1


    1405612          047/047             F          347,900.00
    ZZ
    CALVIN              JAMES    F       360        347,741.94
     1
    9 UPLAND ROAD                      9.875          3,020.99
    70
                                       9.625          3,020.99
 497,000.00
    COLORADO SPRING  CO   80906          2            03/08/95
    00
    10880757                             05           04/01/95
     0
    10880757                             O            03/01/25
    0


    1405751          111/111             F          282,000.00
    ZZ
    GROGAN              JOHN     P       360        281,868.43
     1
    113 DOUGLANE AVENUE                9.750          2,422.82
    80
                                       9.250          2,422.82
 355,000.00
    SAN JOSE         CA   95117          2            02/24/95
    00
    612611                               05           04/01/95
     0
    612611                               O            03/01/25
    0


    1405752          593/728             F          225,000.00
    ZZ
    WALKER JR           BILLY    L       360        225,000.00
     1
    2305 EAST STRINGHAM AVENUE         9.000          1,810.41
    77
                                       8.750          1,810.41
 295,000.00
    SALT LAKE CITY   UT   84109          1            03/15/95
    00
    0380099672                           05           05/01/95
     0
    6540355                              O            04/01/25
    0


    1405791          232/232             F          311,200.00
    ZZ
    KINDLEY             ROBERT   T       360        311,054.81
     1
    2691 HIGHWAY 98 WEST               9.750          2,673.69
    80
                                       9.500          2,673.69
 389,000.00
    MARY ESTHER      FL   32569          1            02/27/95
    00
    848605                               05           04/01/95
     0
    848605                               O            03/01/25
    0


    1405793          076/076             F          225,000.00
    ZZ
    SHILLEH             ANIS     B       360        224,528.00
     1
    32 LOCKWOOD LANE                   9.250          1,851.02
    74
                                       9.000          1,851.02
 306,900.00
    GREENWICH        CT   06878          1            12/02/94
    00
    4398262                              05           01/01/95
     0
    4398262                              O            12/01/24
    0


    1405794          076/076             F          288,000.00
    ZZ
    KAFKA               DARRIN           360        286,879.47
     1
    4110  COTTAGE LANE                 9.125          2,343.27
    71
                                       8.875          2,343.27
 410,000.00
1


    ANNADALE         VA   22203          1            11/30/94
    00
    4404132                              05           01/01/95
     0
    4404132                              O            12/01/24
    0


    1405795          076/076             F          262,500.00
    ZZ
    SHIELDS             CHRISTOPHJ       360        262,219.54
     1
    2 WOODLAND AVENUE                  9.125          2,135.79
    70
                                       8.875          2,135.79
 375,000.00
    MORRISTOWN       NJ   07960          1            02/02/95
    00
    4415712                              05           03/01/95
     0
    4415712                              O            02/01/25
    0


    1405796          076/076             F          279,900.00
    ZZ
    TETRAULT            DAVID    J       360        279,623.57
     1
    300     YORKSHIRE DR               9.500          2,353.55
    80
                                       9.250          2,353.55
 352,000.00
    WILLIAMSBURG     VA   23185          1            01/26/95
    00
    4421342                              05           03/01/95
     0
    4421342                              O            02/01/25
    0


    1405797          076/076             F          148,000.00
    ZZ
    YI                  BYONG    H       360        147,925.26
     1
    11208 117TH PLACE NORTHEAST        9.375          1,230.99
    62
                                       9.125          1,230.99
 240,000.00
    KIRKLAND         WA   98033          2            02/27/95
    00
    4543692                              05           04/01/95
     0
    4543692                              O            03/01/25
    0


    1405798          076/076             F          252,900.00
    ZZ
    SPROUL              J        M       360        252,782.01
     1
    625  KEITH COURT                   9.750          2,172.80
    90
                                       9.500          2,172.80
 281,000.00
    WALNUT CREEK     CA   94596          1            02/01/95
    10
    4548472                              05           04/01/95
    25
    4548472                              O            03/01/25
    0


    1405799          076/076             F          232,000.00
    ZZ
    BERKOFF             WILLIAM          360        231,885.89
     1
    47  IDLEWOOD DRIVE                 9.500          1,950.78
    75
                                       9.250          1,950.78
 310,000.00
    STAMFORD         CT   06905          1            02/15/95
    00
    4548632                              05           04/01/95
     0
    4548632                              O            03/01/25
    0
1




    1405800          076/076             F          400,000.00
    ZZ
    KALMANOFF           IRVING           360        399,813.38
     1
    350 #8C S. OCEAN BOULEVARD         9.750          3,436.62
    70
                                       9.500          3,436.62
 575,000.00
    BOCA RATON       FL   33432          1            03/01/95
    00
    4565152                              06           04/01/95
     0
    4565152                              O            03/01/25
    0


    1405801          076/076             F          244,900.00
    ZZ
    TRENT               GREGG    E       360        244,788.73
     1
    6021  HAWKCREEK PLACE              9.875          2,126.59
    95
                                       9.625          2,126.59
 257,807.00
    SAN JOSE         CA   95123          1            02/01/95
    14
    4653732                              03           04/01/95
    30
    4653732                              O            03/01/25
    0


    1405802          076/076             F          580,000.00
    ZZ
    RIVERS              RICHARD  R       360        579,714.71
     1
    1600 AVON PLACE NW                 9.500          4,876.96
    80
                                       9.250          4,876.96
 725,000.00
    WASHINGTON       DC   20007          1            02/27/95
    00
    4657352                              05           04/01/95
     0
    4657352                              O            03/01/25
    0


    1405803          076/076             F          151,500.00
    ZZ
    KOURAFAS            KENNETH  S       240        151,297.23
     1
    5 BROOKSIDE ROAD                   9.875          1,449.49
    75
                                       9.625          1,449.49
 202,000.00
    MANSFIELD        MA   02048          1            02/28/95
    00
    4658972                              05           04/01/95
     0
    4658972                              O            03/01/15
    0


    1405804          076/076             F          244,000.00
    ZZ
    JUBY                CARY     D       360        244,000.00
     1
    10100  TREASURE ISLAND DRIVE       9.250          2,007.33
    80
                                       9.000          2,007.33
 305,000.00
    AUSTIN           TX   78730          1            03/02/95
    00
    4659732                              03           05/01/95
     0
    4659732                              O            04/01/25
    0


    1405805          076/076             F          100,050.00
    ZZ
    SHARMA              ASHWANI  K       360        100,000.79
     1
1


    3235 SOUTH 187TH STREET            9.500            841.27
    70
                                       9.250            841.27
 143,000.00
    SEATAC           WA   98188          1            02/08/95
    00
    4660362                              05           04/01/95
     0
    4660362                              O            03/01/25
    0


    1405820          136/728             F          544,000.00
    ZZ
    HILL                CURTIS           360        544,000.00
     1
    1 SHANNON DRIVE                    9.250          4,475.36
    80
                                       9.000          4,475.36
 680,000.00
    WOODBURY         NY   11797          1            03/03/95
    00
    0380100652                           05           05/01/95
     0
    1385990                              O            04/01/25
    0


    1405828          822/728             F          251,200.00
    ZZ
    CELLI, JR.          ANDREW   A       360        249,860.68
     1
    1127 PENNS GRANT ROAD              8.750          1,976.20
    80
                                       8.500          1,976.20
 314,000.00
    WEST CHESTER     PA   19382          1            12/01/94
    00
    0380100249                           05           02/01/95
     0
    1306001099                           O            01/01/25
    0


    1405832          070/070             F          480,000.00
    ZZ
    SVIGALS             PAUL     J       360        479,701.65
     1
    1309 PARTRIDGE LANE                8.375          3,648.35
    80
                                       8.125          3,648.35
 600,000.00
    VILLANOVA        PA   19085          1            02/15/95
    00
    1079650                              05           04/01/95
     0
    1079650                              O            03/01/25
    0


    1405833          070/070             F          210,000.00
    ZZ
    AVERIETT            KIMBERLY D       360        209,687.67
     1
    12 MORRIS DRIVE                    9.500          1,765.79
    88
                                       9.250          1,765.79
 240,000.00
    OLD BRIDGE       NJ   08857          1            12/19/94
    10
    1080043                              03           02/01/95
    17
    1080043                              O            01/01/25
    0


    1405834          070/070             F          103,600.00
    ZZ
    NAVARRO DUBE'       SONIA            360        103,497.69
     1
    104 WARWICK STREET                 9.500            871.12
    70
                                       9.250            871.12
 149,000.00
    LAPLACE          LA   70068          4            01/11/95
    00
    1237112                              05           03/01/95
     0
1


    1237112                              O            02/01/25
    0


    1405835          070/070             F          284,000.00
    ZZ
    SMITH               PATRICK  B       360        283,339.22
     1
    20401 VIA MARWAH                   8.750          2,234.23
    95
                                       8.500          2,234.23
 299,000.00
    YORBA LINDA      CA   92686          1            11/14/94
    04
    1276576                              03           01/01/95
    25
    1276576                              O            12/01/24
    0


    1405836          070/070             F          228,650.00
    ZZ
    HOWARD              KEITH    M       360        228,521.82
     1
    18578 PERKINS ROAD                 8.875          1,819.24
    90
                                       8.625          1,819.24
 254,092.00
    PRAIRIEVILLE     LA   70769          1            02/17/95
    11
    1343132                              05           04/01/95
    25
    1343132                              O            03/01/25
    0


    1405837          070/070             F        1,950,000.00
    ZZ
    KASHANIAN           JOEL             360      1,945,496.86
     1
    14430 MULHOLLAND DRIVE             9.875         16,932.80
    60
                                       9.625         16,932.80
3,250,000.00
    LOS ANGELES      CA   90077          2            10/20/94
    00
    1454623                              05           12/01/94
     0
    1454623                              O            11/01/24
    0


    1405838          070/070             F          218,500.00
    ZZ
    PRIESTLY            CHARLES  E       360        217,968.14
     1
    23500 CALVERT STREET               9.625          1,857.23
    95
                                       9.375          1,857.23
 230,000.00
    (WOODLAND HILLS  CA   91367          1            10/13/94
    14
    1650217                              05           12/01/94
    25
    1650217                              O            11/01/24
    0


    1405840          070/070             F          209,000.00
    ZZ
    HUDSON              LARRY            360        208,463.96
     1
    401 FLORENCE                       9.375          1,738.36
    95
                                       9.125          1,738.36
 220,000.00
    EVANSTON         IL   60202          1            10/28/94
    11
    1676612                              05           12/01/94
    25
    1676612                              O            11/01/24
    0


1


    1405841          070/070             F          460,000.00
    ZZ
    SANDERS             CHERYL   L       360        459,035.01
     1
    714 AVENUE A                       9.250          3,784.31
    80
                                       9.000          3,784.31
 580,000.00
    REDONDO BEACH    CA   90277          2            11/01/94
    00
    1764078                              05           01/01/95
     0
    1764078                              O            12/01/24
    0


    1405842          070/070             F          207,500.00
    ZZ
    MILES   SR          ROY      A       360        206,939.41
     1
    16219 CALYPSO COURT                9.125          1,688.29
    95
                                       8.875          1,688.29
 218,450.00
    SAN LEANDRO      CA   94578          1            10/25/94
    14
    1766163                              05           12/01/94
    25
    1766163                              O            11/01/24
    0


    1405844          070/070             F          246,200.00
    ZZ
    COLEMAN             SCOTT    R       360        246,085.14
     1
    2482 RAM CROSSING WAY              9.750          2,115.24
    80
                                       9.500          2,115.24
 308,578.00
    HENDERSON        NV   89014          1            02/23/95
    00
    1781473                              03           04/01/95
     0
    1781473                              O            03/01/25
    0


    1405845          070/070             F          210,000.00
    ZZ
    KIM                 EUN      S       360        209,193.46
     1
    13721 LUCAS LANE                   9.500          1,765.79
    95
                                       9.250          1,765.79
 221,250.00
    CERRITOS         CA   90701          1            09/23/94
    14
    1785888                              05           11/01/94
    25
    1785888                              O            10/01/24
    0


    1405846          070/070             F          243,200.00
    ZZ
    LARSON              LARRY    L       360        242,508.13
     1
    20221 SOUTH NEW BRITAIN LANE       8.875          1,935.01
    95
                                       8.625          1,935.01
 256,000.00
    HUNTINGTON BEAC  CA   92646          1            10/18/94
    04
    1818066                              05           12/01/94
    25
    1818066                              O            11/01/24
    0


    1405847          070/070             F          266,950.00
    ZZ
    PALAGI              LORRIN           360        265,866.09
     1
    3558 MONARCH CIRCLE                9.125          2,171.99
    95
                                       8.875          2,171.99
 281,000.00
1


    NAPERVILLE       IL   60564          1            10/28/94
    14
    1991250                              03           12/01/94
    25
    1991250                              O            11/01/24
    0


    1405848          070/070             F          264,550.00
    ZZ
    LEONARD             MICHAEL  C       360        263,888.98
     1
    6525 LOWER MARLBORO LANE           9.500          2,224.48
    95
                                       9.250          2,224.48
 278,500.00
    LOWER MARLBORO   MD   20736          1            10/31/94
    04
    1993857                              05           12/01/94
    25
    1993857                              O            11/01/24
    0


    1405849          070/070             F          102,900.00
    ZZ
    BRUNO               JOSEPH   A       360        102,851.19
     1
    250 BULLION ROAD                   9.750            884.07
    70
                                       9.500            884.07
 147,000.00
    DAYTON           NV   89403          2            02/16/95
    00
    2056871                              05           04/01/95
     0
    2056871                              O            03/01/25
    0


    1405850          070/070             F          268,800.00
    ZZ
    BUCEY               JACK     L       360        268,344.58
     1
    117 VIA PASITO                     8.875          2,138.69
    90
                                       8.625          2,138.69
 299,000.00
    VENTURA          CA   93003          1            12/21/94
    10
    2059368                              05           02/01/95
    17
    2059368                              O            01/01/25
    0


    1405851          070/070             F          272,650.00
    ZZ
    CASTILLO            CHRISTOPH        360        272,078.06
     1
    41533 BRISTLE CONE DRIVE           9.250          2,243.02
    95
                                       9.000          2,243.02
 287,000.00
    PALMDALE         CA   93551          1            11/01/94
    01
    2071659                              05           01/01/95
    25
    2071659                              O            12/01/24
    0


    1405852          070/070             F          260,000.00
    ZZ
    HENSON              DAVID            360        259,868.70
     1
    13491 E SUMMIT DR                  9.375          2,162.55
    87
                                       9.125          2,162.55
 300,000.00
    SCOTTSDALE       AZ   85259          1            02/03/95
    10
    2195098                              03           04/01/95
    25
    2195098                              O            03/01/25
    0
1




    1405853          070/070             F          436,000.00
    ZZ
    MILLER  III         JOSEPH   B       360        435,316.68
     1
    1501 OLD RANCH ESTATES DRIVE       9.250          3,586.86
    80
                                       9.000          3,586.86
 545,000.00
    SAN RAMON        CA   94583          1            12/08/94
    00
    2206061                              05           02/01/95
     0
    2206061                              O            01/01/25
    0


    1405854          070/070             F          225,600.00
    ZZ
    BANKS               SAMMY    W       360        224,990.51
     1
    2051 EAGLE RIDGE DRIVE             9.125          1,835.56
    95
                                       8.875          1,835.56
 237,500.00
    CONYERS          GA   30208          1            11/07/94
    21
    2207502                              05           12/01/94
    25
    2207502                              O            11/01/24
    0


    1405855          070/070             F          209,900.00
    ZZ
    DONNELLY            TED      W       360        209,162.10
     1
    12346 GOLDFISH COURT               8.750          1,651.28
    95
                                       8.500          1,651.28
 221,000.00
    SAN DIEGO        CA   92129          1            09/08/94
    10
    2254293                              05           11/01/94
    25
    2254293                              O            10/01/24
    0


    1405856          070/070             F          218,400.00
    ZZ
    TOMAN               DOUGLAS  A       360        218,178.56
     1
    6636 RIVER STYX RD                 9.375          1,816.54
    80
                                       9.125          1,816.54
 273,000.00
    MEDINA           OH   44256          1            02/16/95
    00
    2290564                              05           04/01/95
     0
    2290564                              O            03/01/25
    0


    1405857          070/070             F          270,750.00
    ZZ
    BUSCH               ANDREW   E       360        269,959.71
     1
    401 N. BELMONT                     8.750          2,129.99
    95
                                       8.500          2,129.99
 285,000.00
    WICHITA          KS   67208          1            10/11/94
    04
    2312243                              05           12/01/94
    25
    2312243                              O            11/01/24
    0


    1405859          070/070             F          275,950.00
    ZZ
    MARTIN              ALEJANDROM       360        275,278.31
     1
1


    5417 TURNER COURT                  9.625          2,345.55
    95
                                       9.375          2,345.55
 290,500.00
    LAKEWOOD         CA   90712          1            10/30/94
    14
    2472565                              03           12/01/94
    25
    2472565                              O            11/01/24
    0


    1405860          070/070             F          265,000.00
    ZZ
    HUNT                EUNICE   S       360        264,616.09
     1
    170 TURNBERRY DRIVE                9.625          2,252.47
    90
                                       9.375          2,252.47
 295,000.00
    NEW ORLEANS      LA   70128          1            12/23/94
    11
    2529141                              05           02/01/95
    17
    2529141                              O            01/01/25
    0


    1405863          070/070             F           91,000.00
    ZZ
    ASSOULINE           DAVID            360         90,958.65
     1
    2032 CLEARY AVENUE                 9.875            790.20
    70
                                       9.625            790.20
 130,000.00
    METAIRIE         LA   70001          1            02/10/95
    00
    2610000                              05           04/01/95
     0
    2610000                              O            03/01/25
    0


    1405864          070/070             F          315,000.00
    ZZ
    WHITTINGTON         JOHN     R       360        314,840.93
     1
    154 WOODVALE CREEK CIRCLE          9.375          2,620.01
    90
                                       9.125          2,620.01
 350,000.00
    BOSSIER CITY     LA   71111          2            03/07/95
    21
    2610126                              05           04/01/95
    25
    2610126                              O            03/01/25
    0


    1405865          070/070             F           80,000.00
    ZZ
    HEBERT              JOHN     M       360         79,962.68
     1
    4320 CADIZ STREET                  9.750            687.32
    70
                                       9.500            687.32
 115,000.00
    NEW ORLEANS      LA   70125          1            02/24/95
    00
    2610189                              05           04/01/95
     0
    2610189                              O            03/01/25
    0


    1405866          070/070             F           48,800.00
    ZZ
    BOUDREAUX           DALE     L       360         48,777.23
     1
    509 CLEARVIEW PARKWAY              9.750            419.27
    66
                                       9.500            419.27
  75,000.00
    METAIRIE         LA   70001          2            02/21/95
    00
    2610630                              05           04/01/95
     0
1


    2610630                              O            03/01/25
    0


    1405867          070/070             F          252,000.00
    ZZ
    VAN ALLEN           BRUCE    S       360        251,869.36
     1
    8550 LOST COVE DRIVE               9.250          2,073.14
    90
                                       9.000          2,073.14
 280,000.00
    ORLANDO          FL   32819          1            02/22/95
    21
    2611520                              03           04/01/95
    17
    2611520                              O            03/01/25
    0


    1405868          070/070             F          234,720.00
    ZZ
    BRISTOW   IV        GEORGE   W       360        234,601.47
     1
    4470 SHADY COURT                   9.375          1,952.28
    80
                                       9.125          1,952.28
 293,400.00
    ROLLING MEADOWS  IL   60008          1            03/01/95
    00
    2639729                              03           04/01/95
     0
    2639729                              O            03/01/25
    0


    1405869          070/070             F           65,000.00
    ZZ
    DAVIS               TERRY    L       360         64,972.74
     1
    7786 FREDERICKS STREET            10.250            582.47
    53
                                      10.000            582.47
 124,000.00
    MAYBEE           MI   48159          5            02/03/95
    00
    2665230                              05           04/01/95
     0
    2665230                              O            03/01/25
    0


    1405870          070/070             F          259,300.00
    ZZ
    LOCKE  III          ARTHUR   S       360        257,839.17
     1
    43468 WHETSTONE COURT              7.875          1,880.11
    95
                                       7.625          1,880.11
 274,000.00
    ASHBURN          VA   22011          2            07/05/94
    14
    2677414                              03           09/01/94
    25
    2677414                              O            08/01/24
    0


    1405871          070/070             F          260,000.00
    ZZ
    BARNES              LINDSEY  B       360        259,872.11
     1
    100 WEATHERWOOD WAY                9.500          2,186.22
    80
                                       9.250          2,186.22
 328,000.00
    BRISTOW          OK   74010          2            02/22/95
    00
    2695729                              05           04/01/95
     0
    2695729                              O            03/01/25
    0


1


    1405873          070/070             F          230,000.00
    ZZ
    KAROUNOS            JAMES    S       360        229,389.81
     1
    592 APPALOOSA ROAD                 9.625          1,954.98
    60
                                       9.375          1,954.98
 388,000.00
    TARPON SPRINGS   FL   34689          2            02/13/95
    00
    2722348                              05           04/01/95
     0
    2722348                              O            03/01/25
    0


    1405874          070/070             F          251,900.00
    ZZ
    HESSLING            MICHAEL  J       360        251,726.10
     1
    7145 CAMERON STREET                9.500          2,118.11
    90
                                       9.250          2,118.11
 279,900.00
    LAS VEGAS        NV   89118          1            02/03/95
    10
    2730829                              05           04/01/95
    17
    2730829                              O            03/01/25
    0


    1405875          070/070             F          238,500.00
    ZZ
    HORTON              STEVEN   D       360        237,870.14
     1
    107 VILLA STREET                  10.000          2,093.01
    90
                                       9.750          2,093.01
 265,000.00
    MT VERNON        NY   10522          1            12/15/94
    21
    2733846                              05           01/01/95
    17
    2733846                              O            12/01/24
    0


    1405876          070/070             F          315,000.00
    T
    RICO                NORA     B       360        314,352.07
     1
    10011 SURFSCOOTER COURT            9.000          2,534.56
    76
                                       8.750          2,534.56
 415,000.00
    EMERALD ISLE     NC   28594          1            02/03/95
    00
    2764338                              03           03/01/95
     0
    2764338                              O            02/01/25
    0


    1405877          070/070             F          231,954.00
    ZZ
    STOVALL             CHRIS    L       360        231,474.86
     1
    1021 GOLF ESTATES DR               9.250          1,908.23
    89
                                       9.000          1,908.23
 261,954.00
    WOODSTOCK        GA   30188          1            12/19/94
    11
    2807534                              03           02/01/95
    17
    2807534                              O            01/01/25
    0


    1405878          070/070             F          350,000.00
    ZZ
    HINDS               ELIZABETH        360        350,000.00
     1
    3 SHADOWOOD LANE                   9.625          2,974.96
    88
                                       9.375          2,974.96
 400,000.00
1


    TRUMBULL         CT   06611          1            03/03/95
    10
    2809972                              05           05/01/95
    25
    2809972                              O            04/01/25
    0


    1405879          070/070             F           93,800.00
    ZZ
    ROGERS              DAVID    A       360         93,757.39
     1
    119 KURT LANE                      9.875            814.51
    70
                                       9.625            814.51
 134,030.00
    CALDWELL         ID   83605          1            02/22/95
    00
    2814659                              05           04/01/95
     0
    2814659                              O            03/01/25
    0


    1405880          070/070             F          387,000.00
    ZZ
    LAZARO              DEANA            360        386,814.60
     1
    3 SOUTHERN SLOPE DRIVE             9.625          3,289.46
    90
                                       9.375          3,289.46
 430,000.00
    TOWNSHIP OF MIL  NJ   07041          1            02/28/95
    04
    2815950                              05           04/01/95
    25
    2815950                              O            03/01/25
    0


    1405881          070/070             F          175,000.00
    ZZ
    SHIELDS  III        THOMAS   E       360        174,808.10
     1
    755 BERDAN AVENUE                  9.000          1,408.09
    49
                                       8.750          1,408.09
 362,500.00
    TOWNSHIP OF WAY  NJ   07470          1            01/31/95
    00
    2815964                              05           03/01/95
     0
    2815964                              O            02/01/25
    0


    1405882          070/070             F          240,000.00
    ZZ
    MEKLUNE             HENRY            360        239,881.95
     1
    231 PLEASANT VALLEY ROAD           9.500          2,018.05
    80
                                       9.250          2,018.05
 302,000.00
    MARLBORO         NJ   07746          1            02/21/95
    00
    2816496                              05           04/01/95
     0
    2816496                              O            03/01/25
    0


    1405884          070/070             F          111,650.00
    ZZ
    CYPHERS             KENNETH          360        111,568.79
     1
    2745 248TH STREET                  9.875            969.51
    70
                                       9.625            969.51
 159,500.00
    OSKALOOSA        IA   52577          1            02/13/95
    00
    2827731                              05           04/01/95
     0
    2827731                              O            03/01/25
    0
1




    1405885          070/070             F          302,400.00
    ZZ
    HILLS               ROGER    L       360        301,995.31
     1
    1336 GLENMORRIE DRIVE             10.000          2,653.78
    90
                                       9.750          2,653.78
 336,000.00
    LAKE OSWEG0      OR   97034          1            12/08/94
    01
    2828865                              05           02/01/95
    17
    2828865                              O            01/01/25
    0


    1405886          070/070             F          500,000.00
    ZZ
    BERNACE             JUAN     C       360        498,510.99
     1
    5320 ALHAMBRA CIRCLE               9.625          4,249.95
    80
                                       9.375          4,249.95
 625,000.00
    CORAL GABLES     FL   33146          1            01/17/95
    00
    2832106                              05           03/01/95
     0
    2832106                              O            02/01/25
    0


    1405887          070/070             F          459,700.00
    ZZ
    SMYTH               CHESTER  K       360        459,269.32
     1
    2490 EAST 6200 SOUTH               9.750          3,949.53
    77
                                       9.500          3,949.53
 598,100.00
    SALT LAKE CITY   UT   84121          4            01/20/95
    00
    2835876                              05           03/01/95
     0
    2835876                              O            02/01/25
    0


    1405889          070/070             F           80,600.00
    ZZ
    ANDERSEN            TROY     W       360         80,526.46
     1
    N7205 MILL POND WAY                9.875            699.89
    32
                                       9.625            699.89
 255,000.00
    MERTON           WI   53029          2            01/13/95
    00
    2853252                              05           03/01/95
     0
    2853252                              O            02/01/25
    0


    1405890          070/070             F          230,000.00
    ZZ
    BOYLAN              ALBERT   E       360        229,860.67
     1
    1054 BEECH GROVE ROAD              8.500          1,768.50
    78
                                       8.250          1,768.50
 295,000.00
    BRENTWOOD        TN   37027          1            02/21/95
    00
    2854738                              05           04/01/95
     0
    2854738                              O            03/01/25
    0


    1405891          070/070             F          250,000.00
    ZZ
    TALBOTT             JOHN     D       360        249,771.91
     1
1


    1197 PRESCOTT DRIVE                9.875          2,170.87
    66
                                       9.625          2,170.87
 380,625.00
    EAST LANSING     MI   48823          1            01/18/95
    00
    2864125                              05           03/01/95
     0
    2864125                              O            02/01/25
    0


    1405892          070/070             F          245,200.00
    ZZ
    KELLY               STEVEN   W       360        244,951.39
     1
    7659 O'CONNOR ROAD                 9.375          2,039.45
    80
                                       9.125          2,039.45
 306,500.00
    BOULDER          CO   80303          1            01/20/95
    00
    2882707                              05           03/01/95
     0
    2882707                              O            02/01/25
    0


    1405893          070/070             F          310,400.00
    ZZ
    BURNETT             SCOTT    A       360        310,109.18
     1
    33551 AVENIDA CALITA               9.750          2,666.82
    80
                                       9.500          2,666.82
 388,000.00
    SAN JUAN CAPIST  CA   92675          1            01/25/95
    00
    2884987                              03           03/01/95
     0
    2884987                              O            02/01/25
    0


    1405894          070/070             F          171,000.00
    ZZ
    JOHNSON             TODD             360        170,913.65
     1
    7219 3RD AVENUE S.                 9.375          1,422.29
    60
                                       9.125          1,422.29
 285,000.00
    ST. PETERSBURG   FL   33707          4            02/15/95
    00
    2886435                              05           04/01/95
     0
    2886435                              O            03/01/25
    0


    1405895          070/070             F          100,000.00
    ZZ
    OTTONE              STEPHEN          360         99,901.25
     1
    11 WEST COTTON HILL ROAD           9.500            840.85
    70
                                       9.250            840.85
 143,000.00
    PORTLAND         CT   06480          2            01/30/95
    00
    2888431                              05           03/01/95
     0
    2888431                              O            02/01/25
    0


    1405896          070/070             F          140,000.00
    ZZ
    SCHIANO             CRISTOFOR        360        139,861.72
     1
    487 WOLCOTT LANE                   9.500          1,177.20
    70
                                       9.250          1,177.20
 200,000.00
    ORANGE           CT   06477          1            01/30/95
    00
    2888784                              05           03/01/95
     0
1


    2888784                              O            02/01/25
    0


    1405898          070/070             F          300,000.00
    ZZ
    HINSCH              ROBERT   T       360        299,748.50
     1
    26425 BIRCHFIELD AVENUE            9.375          2,495.25
    76
                                       9.125          2,495.25
 397,000.00
    RANCHO PALOS VE  CA   90275          1            01/26/95
    00
    2904184                              05           04/01/95
     0
    2904184                              O            03/01/25
    0


    1405899          070/070             F          224,800.00
    ZZ
    WRIGHT              JAMES    J       360        224,683.46
     1
    3912 SAN MATEO AVENUE              9.250          1,849.37
    80
                                       9.000          1,849.37
 281,000.00
    LOS ALAMITOS     CA   90720          1            02/10/95
    00
    2904200                              05           04/01/95
     0
    2904200                              O            03/01/25
    0


    1405900          070/070             F          512,000.00
    ZZ
    STEPHENS            DARRELL  L       360        511,727.53
     1
    5009 E ROADRUNNER  ROAD            9.125          4,165.80
    80
                                       8.875          4,165.80
 640,000.00
    PARADISE VALLEY  AZ   85253          1            02/01/95
    00
    2909499                              05           04/01/95
     0
    2909499                              O            03/01/25
    0


    1405901          070/070             F          186,000.00
    ZZ
    FOX                 JOSEPH   L       360        185,821.08
     1
    68-12 JUNO STREET                  9.625          1,580.98
    75
                                       9.375          1,580.98
 248,000.00
    FOREST HILLS     NY   11375          1            01/10/95
    00
    2913056                              05           03/01/95
     0
    2913056                              O            02/01/25
    0


    1405902          070/070             F          255,000.00
    ZZ
    POLSTEIN            JOHN     F       360        254,748.15
     1
    570 FARRAGUT PARKWAY               9.500          2,144.18
    71
                                       9.250          2,144.18
 360,000.00
    HASTINGS-ON-HUD  NY   10706          1            01/25/95
    00
    2913714                              05           03/01/95
     0
    2913714                              O            02/01/25
    0


1


    1405903          070/070             F          260,000.00
    ZZ
    FIGARI              DAVID            360        259,781.01
     1
    11 BEDELL ROAD                    10.250          2,329.86
    68
                                      10.000          2,329.86
 385,000.00
    AMAWALK          NY   10501          2            01/23/95
    00
    2914311                              05           03/01/95
     0
    2914311                              O            02/01/25
    0


    1405904          070/070             F          336,000.00
    ZZ
    MONK                THELONIOU        360        335,685.21
     1
    375 REDMOND ROAD                   9.750          2,886.76
    80
                                       9.500          2,886.76
 420,000.00
    SOUTH ORANGE     NJ   07079          1            01/30/95
    00
    2914485                              05           03/01/95
     0
    2914485                              O            02/01/25
    0


    1405905          070/070             F          270,000.00
    ZZ
    JUILLARD            LOUIS            360        269,733.31
     1
    96 SEARS ROAD                      9.500          2,270.31
    53
                                       9.250          2,270.31
 512,000.00
    SOUTHBOROUGH     MA   01772          1            01/31/95
    00
    2919540                              05           03/01/95
     0
    2919540                              O            02/01/25
    0


    1405907          070/070             F          279,000.00
    ZZ
    WASILAK             JOHN     S       360        278,752.11
     1
    27020 SOUTH PEBBLE BEACH COURT    10.000          2,448.43
    90
                                       9.750          2,448.43
 310,000.00
    CRETE            IL   60417          1            01/30/95
    19
    2937459                              05           03/01/95
    17
    2937459                              O            02/01/25
    0


    1405908          070/070             F          192,500.00
    ZZ
    GONZALEZ            ANTONIO          360        192,400.20
     1
    LOT #4 MOTT COURT                  9.250          1,583.65
    70
                                       9.000          1,583.65
 275,000.00
    ST. JAMES        NY   11780          1            02/07/95
    00
    2940505                              05           04/01/95
     0
    2940505                              O            03/01/25
    0


    1405909          070/070             F          222,400.00
    ZZ
    KUNG                RICHARD          360        222,076.43
     1
    787 DEL GANADO ROAD                9.625          1,890.38
    80
                                       9.375          1,890.38
 278,000.00
1


    SAN RAFAEL       CA   94903          1            01/30/95
    00
    2949983                              05           03/01/95
     0
    2949983                              O            02/01/25
    0


    1405911          070/070             F          332,000.00
    ZZ
    BOADWEE             HARRY            360        331,654.45
     1
    1255 CARMEL TERRACE                9.250          2,731.28
    80
                                       9.000          2,731.28
 415,000.00
    LOS ALTOS        CA   94024          1            01/10/95
    00
    2951971                              05           03/01/95
     0
    2951971                              O            02/01/25
    0


    1405912          070/070             F          292,500.00
    ZZ
    PINKERTON           JOHN     D       360        292,211.12
     1
    #4 ST JOSEPH ROAD                  9.500          2,459.50
    90
                                       9.250          2,459.50
 325,000.00
    BIRMINGHAM       AL   35243          1            01/17/95
    01
    2956174                              05           03/01/95
    17
    2956174                              O            02/01/25
    0


    1405913          070/070             F          257,600.00
    ZZ
    RAWN                ROBERT   S       360        257,310.11
     1
    59 SANDIA LANE                     8.875          2,049.58
    80
                                       8.625          2,049.58
 322,000.00
    PLACITAS         NM   87043          1            02/06/95
    00
    2960921                              05           03/01/95
     0
    2960921                              O            02/01/25
    0


    1405914          070/070             F          250,000.00
    ZZ
    HIGGINSON           ROBERT   W       360        249,765.77
     1
    ROUTE 5, BOX 262 EL RANCHO         9.750          2,147.89
    50
                                       9.500          2,147.89
 500,000.00
    SANTA FE         NM   87501          1            02/06/95
    00
    2962244                              05           03/01/95
     0
    2962244                              O            02/01/25
    0


    1405915          070/070             F          350,000.00
    ZZ
    BURTNESS            PETER            360        349,827.84
     1
    1375 COUGER RIDGE ROAD             9.500          2,942.99
    70
                                       9.250          2,942.99
 500,000.00
    BUELLTON         CA   93427          5            02/07/95
    00
    2967857                              05           04/01/95
     0
    2967857                              O            03/01/25
    0
1




    1405916          070/070             F          520,000.00
    ZZ
    ROTTMAN             STEVEN   M       360        520,000.00
     1
    1368 GREEN MEADOW ROAD             9.375          4,325.10
    80
                                       9.125          4,325.10
 650,000.00
    SANTA BARBARA    CA   93108          1            03/01/95
    00
    2968251                              05           05/01/95
     0
    2968251                              O            04/01/25
    0


    1405917          070/070             F          134,000.00
    ZZ
    STEPANIAN           LEON             360        133,871.09
     1
    1370 RIVIERA DRIVE                 9.625          1,138.99
    70
                                       9.375          1,138.99
 194,000.00
    PASADENA         CA   91107          1            01/16/95
    00
    2969911                              05           03/01/95
     0
    2969911                              O            02/01/25
    0


    1405918          070/070             F          422,400.00
    ZZ
    HOFFMAN             ALLEN    L       360        421,971.71
     1
    3981 WESTFALL DRIVE                9.375          3,513.31
    77
    ENCINO AREA                        9.125          3,513.31
 550,000.00
    LOS ANGELES      CA   91436          1            01/18/95
    00
    2970202                              05           03/01/95
     0
    2970202                              O            02/01/25
    0


    1405919          070/070             F          264,000.00
    ZZ
    GROSS               JAMES    L       360        263,746.05
     1
    17700 VISTA AVENUE                 9.625          2,243.97
    80
                                       9.375          2,243.97
 330,000.00
    MONTE SERENO     CA   95030          1            01/19/95
    00
    2973777                              05           03/01/95
     0
    2973777                              O            02/01/25
    0


    1405920          070/070             F          481,600.00
    ZZ
    SHOCKLEY  JR        NORMAN   P       360        481,369.28
     1
    5907 FOLIGNO WAY                   9.625          4,093.55
    80
                                       9.375          4,093.55
 602,000.00
    SAN JOSE         CA   95138          1            02/21/95
    00
    2974139                              03           04/01/95
     0
    2974139                              O            03/01/25
    0


    1405921          070/070             F          243,000.00
    ZZ
    WHITAKER            JAMES            360        242,883.59
     1
1


    2531 CHITTENDEN ROAD               9.625          2,065.47
    75
                                       9.375          2,065.47
 324,000.00
    SAN JUAN BAUTIS  CA   95045          2            02/23/95
    00
    2974737                              05           04/01/95
     0
    2974737                              O            03/01/25
    0


    1405922          070/070             F           74,900.00
    ZZ
    HAGAN               ALAN     R       360         74,831.66
     1
    12652 W RADCLIFFE AVE              9.875            650.39
    70
                                       9.625            650.39
 107,000.00
    MORRISON         CO   80465          2            01/20/95
    00
    2985061                              05           03/01/95
     0
    2985061                              O            02/01/25
    0


    1405924          070/070             F          284,360.00
    ZZ
    RENNERT             BARBARA  D       360        284,216.40
     1
    15 NORTHBRIAR ROAD                 9.375          2,365.16
    80
                                       9.125          2,365.16
 355,450.00
    ACTON            MA   01720          1            02/08/95
    00
    3062566                              05           04/01/95
     0
    3062566                              O            03/01/25
    0


    1405925          070/070             F          412,000.00
    ZZ
    ROTHSTEIN           RACHEL   J       360        411,571.16
     1
    506 OLD SAYBROOK WAY               9.250          3,389.43
    80
                                       9.000          3,389.43
 515,000.00
    GREAT FALLS      VA   22066          1            01/28/95
    00
    3074853                              05           03/01/95
     0
    3074853                              O            02/01/25
    0


    1405926          070/070             F           37,500.00
    ZZ
    SAMPSON             EDWARD   A       240         37,387.28
     1
    901 OWEN AVENUE                    9.000            337.40
    50
                                       8.750            337.40
  75,000.00
    FAIRFIELD        AL   35064          1            01/27/95
    00
    3268555                              05           03/01/95
     0
    3268555                              O            02/01/15
    0


    1405927          070/070             F          310,500.00
    ZZ
    YARBROUGH           ORVILLE  L       360        310,325.93
     1
    106 NORTH COUNTRY CLUB DRIVE       8.875          2,470.48
    76
                                       8.625          2,470.48
 410,500.00
    PHOENIX          AZ   85014          1            02/15/95
    00
    3279444                              03           04/01/95
     0
1


    3279444                              O            03/01/25
    0


    1405928          070/070             F           22,000.00
    ZZ
    PENINGER            KRISTA   K       360         21,990.00
     1
    3429 HARVEST                       9.875            191.04
    40
                                       9.625            191.04
  56,000.00
    CIBOLO           TX   78108          2            02/10/95
    00
    3288102                              05           04/01/95
     0
    3288102                              O            03/01/25
    0


    1405929          070/070             F          100,000.00
    ZZ
    GARANT              DAVID    W       360         99,844.41
     1
    2905 PINE VALLEY DRIVE NORTH       9.500            840.85
    70
                                       9.250            840.85
 144,000.00
    HARLINGEN        TX   78550          4            02/17/95
    00
    3289084                              05           04/01/95
     0
    3289084                              O            03/01/25
    0


    1405930          070/070             F          241,700.00
    ZZ
    FOSTER              FRANK    B       360        241,700.00
     1
    1235 POST ROAD                     9.000          1,944.77
    68
                                       8.750          1,944.77
 360,000.00
    SCARSDALE        NY   10583          2            03/02/95
    00
    3349415                              05           05/01/95
     0
    3349415                              O            04/01/25
    0


    1405931          070/070             F          244,800.00
    T
    SCHULTZ             DONNA    L       360        244,673.09
     1
    2650 DEER VALLEY DRIVE E. #205     9.250          2,013.91
    80
                                       9.000          2,013.91
 306,000.00
    PARK CITY        UT   84060          1            02/16/95
    00
    3361472                              01           04/01/95
     0
    3361472                              O            03/01/25
    0


    1405932          070/070             F          352,000.00
    ZZ
    MULLINS             MARK     W       360        351,593.48
     1
    27 QUAIL HOLLOW DR.                8.750          2,769.19
    80
                                       8.500          2,769.19
 440,000.00
    HENDERSON        NV   89014          1            01/24/95
    00
    3373235                              03           03/01/95
     0
    3373235                              O            02/01/25
    0


1


    1405933          070/070             F          353,600.00
    ZZ
    ELLENBERGER         THOMAS   E       360        353,406.85
     1
    11 RICE STREET                     9.000          2,845.15
    80
                                       8.750          2,845.15
 442,000.00
    NEWTON           MA   02159          1            02/15/95
    00
    3415618                              05           04/01/95
     0
    3415618                              O            03/01/25
    0


    1405934          070/070             F           80,300.00
    ZZ
    DULEY               ARVIL    H       360         80,300.00
     1
    942 SOUTH 750 EAST                 9.500            675.21
    70
                                       9.250            675.21
 115,000.00
    LAFAYETTE        IN   47905          2            02/28/95
    00
    3488528                              05           05/01/95
     0
    3488528                              O            04/01/25
    0


    1405936          070/070             F          225,000.00
    ZZ
    KRAUCHICK           WALTER   J       360        224,771.85
     1
    93 CHRISTOPHER LANE                9.375          1,871.44
    78
                                       9.125          1,871.44
 290,000.00
    GUILFORD         CT   06437          1            01/31/95
    00
    3514599                              05           03/01/95
     0
    3514599                              O            02/01/25
    0


    1405937          070/070             F          750,000.00
    ZZ
    LETENDRE            RONALD   M       360        749,650.09
     1
    1036 KAMEHAME DRIVE                9.750          6,443.66
    75
                                       9.500          6,443.66
1,000,000.00
    HONOLULU         HI   96825          1            02/22/95
    00
    3625005                              05           04/01/95
     0
    3625005                              O            03/01/25
    0


    1405938          070/070             F          264,100.00
    ZZ
    FARR                STEPHEN  L       360        262,033.79
     1
    2812 AMHERST STREET                7.875          1,914.91
    95
                                       7.625          1,914.91
 278,000.00
    HOUSTON          TX   77005          1            04/06/94
    14
    3655345                              05           06/01/94
    25
    3655345                              O            05/01/24
    0


    1405939          070/070             F          215,000.00
    ZZ
    BEATTY              DAVID    P       360        214,888.54
     1
    425 EAST 12000 SOUTH               9.250          1,768.75
    78
                                       9.000          1,768.75
 276,500.00
1


    DRAPER           UT   84020          2            03/01/95
    00
    3686913                              05           04/01/95
     0
    3686913                              O            03/01/25
    0


    1405940          070/070             F          244,800.00
    ZZ
    GARCIA              MICHAEL  R       360        244,676.38
     1
    87 LARKIN ROAD                     9.375          2,036.12
    80
                                       9.125          2,036.12
 306,000.00
    NEWBURY          MA   01951          1            02/28/95
    00
    3773580                              05           04/01/95
     0
    3773580                              O            03/01/25
    0


    1405941          070/070             F           58,100.00
    ZZ
    BARNETT             MARY     C       360         58,069.88
     1
    4530 MEADOW TRAIL                  9.250            477.97
    70
                                       9.000            477.97
  83,000.00
    CUMMING          GA   30130          1            02/24/95
    00
    3859643                              05           04/01/95
     0
    3859643                              O            03/01/25
    0


    1405942          070/070             F          237,500.00
    ZZ
    PILKINGTON          DONALD   M       360        236,841.55
     1
    7701 TERRY JOHN AVENUE             9.000          1,910.98
    95
                                       8.750          1,910.98
 250,000.00
    BAKERSFIELD      CA   93308          1            10/19/94
    10
    9312066                              05           12/01/94
    25
    9312066                              O            11/01/24
    0


    1405943          070/070             F          268,000.00
    ZZ
    FRY                 DON              360        267,861.06
     1
    23165 HANGING OAK                  9.250          2,204.77
    80
                                       9.000          2,204.77
 339,000.00
    SAN ANTONIO      TX   78266          4            02/14/95
    00
    9423962                              03           04/01/95
     0
    9423962                              O            03/01/25
    0


    1405944          070/070             F          285,000.00
    ZZ
    LEE                 JONG     C       360        284,306.30
     1
    18553 AGUIRO STREET                9.625          2,422.47
    95
                                       9.375          2,422.47
 300,000.00
    ROWLAND HEIGHTS  CA   91748          1            10/20/94
    11
    9556544                              05           12/01/94
    25
    9556544                              O            11/01/24
    0
1




    1405945          070/070             F          326,700.00
    ZZ
    MILLER              DWIGHT   A       360        325,716.55
     1
    8847 BRISTOL HILL                  9.500          2,747.07
    90
                                       9.250          2,747.07
 363,000.00
    EDEN PRAIRIE     MN   55347          1            10/07/94
    12
    9590280                              05           11/01/94
    17
    9590280                              O            10/01/24
    0


    1405946          070/070             F          227,900.00
    ZZ
    VAN VONNO           KAREL    H       360        227,268.20
     1
    1606 GOVERNORS LANE                9.000          1,833.73
    95
                                       8.750          1,833.73
 239,900.00
    SAFETY HARBOR    FL   34695          1            10/28/94
    01
    9641114                              03           12/01/94
    25
    9641114                              O            11/01/24
    0


    1405963          429/429             F           71,900.00
    ZZ
    BOLTON              KYLE     E       360         71,251.92
     3
    535 W BROADWAY                     9.000            578.53
    89
                                       8.750            578.53
  81,500.00
    RED LION         PA   17356          1            09/29/94
    04
    94087183                             05           11/01/94
    20
    94087183                             O            10/01/24
    0


    1405964          372/728             F          223,000.00
    ZZ
    JUUL                OVE              360        223,000.00
     1
    2232 MEADOWBROOK DRIVE             9.375          1,854.80
    90
                                       9.125          1,854.80
 247,855.00
    LODI             CA   95242          1            03/01/95
    01
    0380099979                           05           05/01/95
    17
    8445959                              O            04/01/25
    0


    1405969          429/429             F          145,000.00
    ZZ
    VALENTE             THOMAS   E       360        144,784.33
     1
    50 STANDISH ROAD                   9.500          1,219.24
    50
                                       9.250          1,219.24
 295,000.00
    NEEDHAM          MA   02192          1            12/16/94
    00
    94102336                             05           02/01/95
     0
    94102336                             O            01/01/25
    0


    1405970          429/429             F          205,000.00
    ZZ
    SANCHO              ENGLISH          360        204,670.21
     1
1


    69-16 GRAND CENTRAL PARKWAY        9.125          1,667.95
    66
                                       8.875          1,667.95
 315,000.00
    FOREST HILLS     NY   11375          1            12/12/94
    00
    94101734                             05           02/01/95
     0
    94101734                             O            01/01/25
    0


    1405972          372/728             F          270,000.00
    ZZ
    TATOSIAN            CHARLES  V       360        269,747.04
     1
    29005 VIA PASATIEMPO               9.750          2,319.72
    90
                                       9.500          2,319.72
 300,000.00
    LAGUNA NIGUEL    CA   92656          1            01/23/95
    14
    0380100413                           03           03/01/95
    17
    8600355                              O            02/01/25
    0


    1405973          429/429             F           91,000.00
    ZZ
    MCINTYRE            PHILLIP  L       360         90,754.14
     1
    844 W. HOPI DRIVE                  9.125            740.41
    70
                                       8.875            740.41
 130,000.00
    COOLIDGE         AZ   85228          2            10/26/94
    00
    94035851                             05           12/01/94
     0
    94035851                             O            11/01/24
    0


    1405974          429/429             F          107,000.00
    ZZ
    HOWELL              SARAH    E       360        106,832.29
     1
    40 MIDDLESEX AVENUE                9.250            880.27
    70
                                       9.000            880.27
 155,000.00
    CHESTER          CT   06412          1            12/29/94
    00
    94127269                             05           02/01/95
     0
    94127269                             O            01/01/25
    0


    1405976          429/429             F          269,900.00
    ZZ
    FORMAN              ANDREW   L       360        269,442.70
     1
    67 CLYDESDALE ROAD                 8.875          2,147.45
    90
                                       8.625          2,147.45
 300,920.00
    SCOTCH PLAINS    NJ   07076          1            12/21/94
    14
    94037333                             03           02/01/95
    20
    94037333                             O            01/01/25
    0


    1405980          429/429             F          216,000.00
    ZZ
    WATSON              JOSETTE          360        215,474.23
     3
    4615 MATILDA AVENUE                9.625          1,835.98
    90
                                       9.375          1,835.98
 240,000.00
    BRONX            NY   10470          1            10/31/94
    04
    94075420                             05           12/01/94
    20
1


    94075420                             O            11/01/24
    0


    1405982          429/429             F          225,000.00
    ZZ
    CHAVES              AGNELO   J       360        224,374.48
     1
    39 LANGELIER LANE LOT #3           7.875          1,631.41
    60
                                       7.625          1,631.41
 378,170.00
    MARLBOROUGH      MA   01752          1            11/21/94
    00
    94048654                             05           01/01/95
     0
    94048654                             O            12/01/24
    0


    1405984          822/728             F          252,000.00
    ZZ
    NUGENT              BRIAN    A       360        251,316.46
     1
    1913 STURBRIDGE COURT              8.875          2,005.03
    90
                                       8.625          2,005.03
 280,000.00
    WYOMISSING       PA   19610          1            11/08/94
    04
    0380099797                           05           01/01/95
    22
    0126042470                           O            12/01/24
    0


    1405985          429/429             F          350,000.00
    ZZ
    FORSTER             JOHN     A       360        349,254.13
     1
    55 KINGSTON ROAD                   7.750          2,507.45
    69
                                       7.500          2,507.45
 510,000.00
    MEDIA            PA   19063          1            12/16/94
    00
    94049460                             03           02/01/95
     0
    94049460                             O            01/01/25
    0


    1405986          429/429             F          261,250.00
    ZZ
    BRUNO               KEITH    R       360        260,729.85
     1
    9270 HUNTCLIFF TRACE               9.500          2,196.74
    95
                                       9.250          2,196.74
 275,000.00
    ATLANTA          GA   30350          1            11/30/94
    04
    94113476                             03           01/01/95
    25
    94113476                             O            12/01/24
    0


    1405989          772/772             F          230,000.00
    ZZ
    AYRES               PAUL     L       360        229,886.86
     1
    2027 OAK FOREST DR                 9.500          1,933.97
    80
                                       9.250          1,933.97
 290,876.00
    MORRIS           IL   60450          1            02/28/95
    00
    70017252                             05           04/01/95
     0
    70017252                             O            03/01/25
    0


1


    1405993          429/429             F          170,000.00
    ZZ
    CAPELA              LUIS             360        169,563.97
     2
    1004 MONROE AVENUE                 9.375          1,413.98
    85
                                       9.125          1,413.98
 200,000.00
    ELIZABETH        NJ   07201          1            10/11/94
    04
    94075832                             05           12/01/94
    17
    94075832                             O            11/01/24
    0


    1405995          429/429             F          280,000.00
    ZZ
    CALI                LEONARD  J       360        279,737.66
     1
    45 TUXFORD TERRACE                 9.750          2,405.64
    63
                                       9.500          2,405.64
 446,250.00
    BASKING RIDGE    NJ   07920          1            01/20/95
    00
    94113209                             05           03/01/95
     0
    94113209                             O            02/01/25
    0


    1405996          429/429             F          170,000.00
    ZZ
    PAVLICK             ROBERT           360        169,643.37
     1
    6 SADDLEBROOK DRIVE                9.250          1,398.55
    54
                                       9.000          1,398.55
 320,000.00
    WALLINGFORD      CT   06492          1            11/30/94
    00
    94051654                             05           01/01/95
     0
    94051654                             O            12/01/24
    0


    1405999          429/429             F          388,000.00
    ZZ
    MOLGAARD            CHRISTOPHP       360        388,000.00
     1
    43 MORELAND AVENUE                 8.990          3,119.15
    80
                                       8.740          3,119.15
 485,000.00
    LEXINGTON        MA   02173          1            03/06/95
    00
    95010142                             05           05/01/95
     0
    95010142                             O            04/01/25
    0


    1406000          731/728             F          240,750.00
    ZZ
    LOE                 DAVID    C       360        240,750.00
     1
    3461 YELLOWTAIL DRIVE              9.000          1,937.13
    90
                                       8.750          1,937.13
 267,500.00
    LOS ALAMITOS AR  CA   90720          1            03/06/95
    10
    0380100876                           05           05/01/95
    25
    1000859                              O            04/01/25
    0


    1406003          429/429             F          285,000.00
    ZZ
    HARRIS              MICHAEL  C       360        284,447.26
     1
    8738 EAST VOLTAIRE AVENUE          9.625          2,422.48
    69
                                       9.375          2,422.48
 415,000.00
1


    SCOTTSDALE       AZ   85260          1            11/14/94
    00
    94099982                             03           01/01/95
     0
    94099982                             O            12/01/24
    0


    1406004          429/429             F           58,500.00
    ZZ
    NICODEMO JR         ANTHONY          360         58,448.02
     3
    225 BRUNSWICK STREET              10.000            513.38
    90
                                       9.750            513.38
  65,000.00
    JERSEY CITY      NJ   07302          1            01/20/95
    14
    94115378                             05           03/01/95
    20
    94115378                             O            02/01/25
    0


    1406006          822/728             F          218,700.00
    ZZ
    BURNS               THOMAS   J       360        218,077.81
     1
    129 MOUNTAIN VIEW ROAD             8.875          1,740.08
    90
                                       8.625          1,740.08
 243,000.00
    EWING TOWNSHIP   NJ   08650          1            10/11/94
    10
    0380099789                           05           12/01/94
    22
    0876045980                           O            11/01/24
    0


    1406015          429/429             F          256,500.00
    ZZ
    DYNES               MARY     C       360        255,933.22
     1
    3811 WEST VALLEY DRIVE             9.000          2,063.86
    95
                                       8.750          2,063.86
 270,000.00
    FAIRVIEW PARK    OH   44126          1            11/21/94
    04
    94103102                             05           01/01/95
    25
    94103102                             O            12/01/24
    0


    1406016          429/429             F          211,500.00
    ZZ
    GOODMAN             JEFFREY  S       360        211,279.86
     1
    8 OAK HILL DRIVE                   9.250          1,739.96
    80
                                       9.000          1,739.96
 264,900.00
    JAMESBURG        NJ   08831          1            01/09/95
    00
    94051756                             05           03/01/95
     0
    94051756                             O            02/01/25
    0


    1406017          429/429             F          216,000.00
    ZZ
    GRANITO             MARIA    P       360        215,882.01
     1
    128 OCEANSIDE DRIVE                9.000          1,737.99
    90
                                       8.750          1,737.99
 240,000.00
    SCITUATE         MA   02066          1            02/28/95
    14
    95023281                             05           04/01/95
    25
    95023281                             O            03/01/25
    0
1




    1406020          429/429             F          225,000.00
    T
    BASCOM              BERNICE  B       360        224,889.32
     1
    5015 PARKER DRIVE                  9.500          1,891.93
    90
                                       9.250          1,891.93
 250,000.00
    N. LITCHFIELD B  SC   29585          1            02/09/95
    14
    95010932                             05           04/01/95
    25
    95010932                             O            03/01/25
    0


    1406024          429/429             F          362,250.00
    ZZ
    SAUL                CATHERINEO       360        361,509.62
     1
    39 ANGLER LANE                     9.375          3,013.02
    90
                                       9.125          3,013.02
 402,500.00
    PORT WASHINGTON  NY   11050          1            11/22/94
    04
    94101717                             05           01/01/95
    20
    94101717                             O            12/01/24
    0


    1406027          593/728             F          275,000.00
    ZZ
    SHERMAN             NANCY            360        274,407.87
     1
    1614 PARK PLACE                    9.125          2,237.50
    77
                                       8.875          2,237.50
 358,110.00
    PARK CITY        UT   84060          4            11/10/94
    00
    0380102799                           03           01/01/95
     0
    5909221                              O            12/01/24
    0


    1406028          429/429             F          216,000.00
    ZZ
    SINGH               PARAMJIT         360        215,510.19
     1
    81-39 251ST STREET                 8.875          1,718.60
    90
                                       8.625          1,718.60
 240,000.00
    BELLEROSE        NY   11426          1            11/29/94
    04
    94102740                             05           01/01/95
    20
    94102740                             O            12/01/24
    0


    1406029          429/429             F          245,000.00
    ZZ
    NIETZEL             ALFRED   A       360        244,503.51
     1
    52 CHARLES RIVER DRIVE             8.000          1,797.73
    89
                                       7.750          1,797.73
 276,500.00
    FRANKLIN         MA   02038          1            12/19/94
    04
    94075903                             05           02/01/95
    20
    94075903                             O            01/01/25
    0


    1406030          429/429             F          250,000.00
    ZZ
    OH                  SE       K       240        244,080.71
     1
1


    313 CENTENNIAL DRIVE               9.000          2,249.32
    63
                                       8.750          2,249.32
 400,807.00
    WHITPAIN TOWNSH  PA   19422          1            10/28/94
    00
    94051316                             03           12/01/94
     0
    94051316                             O            11/01/14
    0


    1406032          562/728             F          140,000.00
    ZZ
    MULLIGAN            THOMAS   E       360        139,931.13
     1
    EVERGREEN DRIVE                    9.500          1,177.20
    55
                                       9.250          1,177.20
 255,000.00
    CUTCHOGUE        NY   11935          1            02/23/95
    00
    0380102245                           05           04/01/95
     0
    90020215                             O            03/01/25
    0


    1406034          195/728             F          515,000.00
    ZZ
    SCULLER             LEONARD          360        515,000.00
     1
    12 THISTLE LANE                    9.000          4,143.81
    75
                                       8.750          4,143.81
 690,000.00
    HOLMDEL          NJ   07733          1            03/16/95
    00
    0380099755                           05           05/01/95
     0
    45831                                O            04/01/25
    0


    1406036          429/429             F          225,600.00
    ZZ
    GRANGER             LANCE    W       360        225,489.03
     1
    64 MOORE STREET                    9.500          1,896.97
    95
                                       9.250          1,896.97
 237,500.00
    CHELMSFORD       MA   01824          1            02/28/95
    14
    95011898                             05           04/01/95
    30
    95011898                             O            03/01/25
    0


    1406038          429/429             F          420,000.00
    ZZ
    CAGLIOTI            THOMAS   A       360        419,782.26
     1
    42850 NORTH HOHOKAM ROAD           9.250          3,455.24
    75
                                       9.000          3,455.24
 560,000.00
    CAVE CREEK       AZ   85331          2            02/23/95
    00
    94036561                             03           04/01/95
     0
    94036561                             O            03/01/25
    0


    1406039          769/728             F          237,600.00
    T
    MCGEE               KEVIN    G       360        237,264.75
     1
    605 SHORE DRIVE                    9.750          2,041.35
    80
                                       9.500          2,041.35
 297,000.00
    LOWER TOWNSHIP   NJ   08251          4            12/02/94
    00
    0380099748                           05           02/01/95
     0
1


    769                                  O            01/01/25
    0


    1406041          429/429             F          500,000.00
    ZZ
    LAHAUSSOIS          DOMINIQUEG       360        498,775.45
     1
    26 DOOLITTLE DRIVE                 8.500          3,844.57
    59
                                       8.250          3,844.57
 850,000.00
    NORFOLK          CT   06058          5            11/04/94
    00
    94099353                             05           01/01/95
     0
    94099353                             O            12/01/24
    0


    1406043          429/429             F          135,000.00
    ZZ
    D'ARMIENTO          ROCCO            360        134,814.45
     1
    4 SUTTON COURT                     9.875          1,172.28
    57
                                       9.625          1,172.28
 237,000.00
    NEWTOWN          PA   18940          1            12/20/94
    00
    94064849                             03           02/01/95
     0
    94064849                             O            01/01/25
    0


    1406045          429/429             F          299,250.00
    ZZ
    SPITZER             ROBERT           360        298,969.64
     1
    18 BRIARWOOD DRIVE EAST            9.750          2,571.02
    71
                                       9.500          2,571.02
 423,990.00
    WARREN           NJ   07059          1            01/24/95
    00
    94051791                             05           03/01/95
     0
    94051791                             O            02/01/25
    0


    1406046          429/429             F          178,500.00
    ZZ
    ROY                 WILL             360        178,115.65
     1
    72 RIDGEVIEW TERRACE               9.125          1,452.34
    70
                                       8.875          1,452.34
 255,000.00
    WAYNE            NJ   07470          1            11/04/94
    00
    94087656                             05           01/01/95
     0
    94087656                             O            12/01/24
    0


    1406047          429/429             F          279,100.00
    ZZ
    SANTACROCE          ANDREW   P       360        278,544.33
     1
    762 GRISSOM DRIVE                  9.500          2,346.82
    80
                                       9.250          2,346.82
 348,885.00
    LANSDALE         PA   19446          1            11/11/94
    00
    93095090                             05           01/01/95
     0
    93095090                             O            12/01/24
    0


1


    1406049          429/429             F          297,000.00
    ZZ
    NOREN               TIMOTHY  S       360        297,000.00
     1
    2122 EAST KALER DRIVE              9.125          2,416.50
    90
                                       8.875          2,416.50
 330,000.00
    PHOENIX          AZ   85020          1            03/08/95
    14
    95023184                             05           05/01/95
    25
    95023184                             O            04/01/25
    0


    1406051          429/429             F           51,000.00
    ZZ
    DOONAN              LAURISSA J       360         50,954.68
     1
    109 HIGH AVENUE UNIT 303          10.000            447.57
    44
                                       9.750            447.57
 116,000.00
    NYACK            NY   10960          1            01/13/95
    00
    94102933                             01           03/01/95
     0
    94102933                             O            02/01/25
    0


    1406052          429/429             F          372,000.00
    ZZ
    MURO                VICTOR           360        371,156.50
     1
    50 ADLERS LANE                     8.875          2,959.80
    80
                                       8.625          2,959.80
 470,000.00
    STATEN ISLAND    NY   10307          1            11/15/94
    00
    94036247                             05           01/01/95
     0
    94036247                             O            12/01/24
    0


    1406056          429/429             F          224,000.00
    ZZ
    DINH                NGOC             360        223,895.49
     1
    11313 WYCANBE PARK LANE            9.750          1,924.51
    80
                                       9.500          1,924.51
 280,000.00
    GLEN DALE        MD   20769          1            02/10/95
    00
    95011081                             03           04/01/95
     0
    95011081                             O            03/01/25
    0


    1406057          429/429             F          185,500.00
    ZZ
    GOLDGELL            ADAM             360        185,231.24
     1
    20 DEEPDALE DRIVE                  9.625          1,576.74
    70
                                       9.375          1,576.74
 265,000.00
    HUNTINGTON STAT  NY   11746          1            12/05/94
    00
    94102666                             05           02/01/95
     0
    94102666                             O            01/01/25
    0


    1406058          429/429             F          225,000.00
    ZZ
    CARANDANG           MARLON           360        224,528.00
     1
    1 SASSAFRAS COURT                  9.250          1,851.02
    75
                                       9.000          1,851.02
 300,000.00
1


    SCOTCH PLAINS    NJ   07076          1            11/04/94
    00
    94035837                             03           01/01/95
     0
    94035837                             O            12/01/24
    0


    1406060          429/429             F          340,000.00
    ZZ
    SFORZA              FRANK    J       360        339,167.29
     1
    16 MAPLE SPRINGS ROAD              8.500          2,614.31
    90
                                       8.250          2,614.31
 379,000.00
    PITTSTOWN        NJ   08867          1            11/07/94
    04
    94049812                             05           01/01/95
    20
    94049812                             O            12/01/24
    0


    1406061          429/429             F          131,250.00
    ZZ
    WISE                RICHARD  J       360        131,069.63
     1
    582 ELMWOOD AVE.                   9.875          1,139.71
    70
                                       9.625          1,139.71
 187,500.00
    BAY VILLAGE      OH   44140          1            12/27/94
    00
    94101146                             05           02/01/95
     0
    94101146                             O            01/01/25
    0


    1406062          429/429             F          112,500.00
    ZZ
    CIARDELLA           MICHAEL  F       360        112,446.10
     2
    806 OCEAN ROAD                     9.625            956.24
    90
                                       9.375            956.24
 125,000.00
    POINT PLEASANT   NJ   08742          1            02/17/95
    14
    94126715                             05           04/01/95
    25
    94126715                             O            03/01/25
    0


    1406063          429/429             F          215,000.00
    ZZ
    MAKOVICZ            COLEEN           360        214,885.58
     1
    152 GLENIFFER HILL ROAD            9.125          1,749.32
    75
                                       8.875          1,749.32
 287,000.00
    NORTHAMPTON TOW  PA   18954          1            02/17/95
    00
    95011621                             05           04/01/95
     0
    95011621                             O            03/01/25
    0


    1406066          429/429             F          262,500.00
    ZZ
    FICK                JOSEPH   H       360        256,867.73
     1
    24 SEA BREEZE ROAD                 9.000          2,112.14
    75
                                       8.750          2,112.14
 350,000.00
    MASSAPEQUA       NY   11758          5            12/22/92
    00
    92105951                             05           02/01/93
     0
    92105951                             O            01/01/23
    0
1




    1406068          429/429             F          242,750.00
    ZZ
    JAIN                CHANDRU          360        242,522.56
     1
    2327 OWEN COURT                    9.750          2,085.60
    80
                                       9.500          2,085.60
 303,497.00
    TOMS RIVER       NJ   08755          1            01/25/95
    00
    94088505                             05           03/01/95
     0
    94088505                             O            02/01/25
    0


    1406069          429/429             F          320,000.00
    ZZ
    BERINGER            PETER    M       360        319,255.44
     1
    60 DEEP VALLEY ROAD                8.750          2,517.45
    59
                                       8.500          2,517.45
 549,000.00
    NEW CANAAN       CT   06840          1            12/01/94
    00
    94088159                             05           01/01/95
     0
    94088159                             O            12/01/24
    0


    1406070          429/429             F          245,000.00
    ZZ
    TUFANO              FRANK            360        244,499.26
     1
    3 KINGS COURT                      9.375          2,037.79
    80
                                       9.125          2,037.79
 306,400.00
    HAUPPAUGE        NY   11788          1            11/09/94
    00
    94023915                             05           01/01/95
     0
    94023915                             O            12/01/24
    0


    1406071          429/429             F          300,000.00
    ZZ
    SENA                ARLENE           360        299,265.24
     1
    13 FOXGLOVE DRIVE                  8.500          2,306.75
    58
                                       8.250          2,306.75
 524,990.00
    WARREN           NJ   07059          1            11/22/94
    00
    94011668                             05           01/01/95
     0
    94011668                             O            12/01/24
    0


    1406072          429/429             F          260,900.00
    ZZ
    DOBRUSIN            ERIC     M       360        260,778.28
     1
    859 LAKEVIEW                       9.750          2,241.53
    90
                                       9.500          2,241.53
 289,900.00
    BIRMINGHAM       MI   48009          1            02/03/95
    10
    950110789                            05           04/01/95
    25
    950110789                            O            03/01/25
    0


    1406073          429/429             F           93,600.00
    ZZ
    HALL                DARYL    A       360         93,453.31
     1
1


    392 CENTRAL PARK WEST              9.250            770.03
    90
    #16Y                               9.000            770.03
 104,000.00
    NEW YORK         NY   10025          1            12/15/94
    04
    94114883                             06           02/01/95
    20
    94114883                             O            01/01/25
    0


    1406074          429/429             F          175,000.00
    ZZ
    D'AVERSA            BERNARD          360        174,603.19
     1
    7 JEANA COURT                      8.875          1,392.38
    63
                                       8.625          1,392.38
 279,900.00
    CRANBURY         NJ   08512          1            11/09/94
    00
    93092934                             05           01/01/95
     0
    93092934                             O            12/01/24
    0


    1406075          429/429             F          330,000.00
    ZZ
    WALZ                GERD             360        330,000.00
     1
    234 RESERVOIR ROAD                 8.990          2,652.89
    75
                                       8.740          2,652.89
 445,000.00
    BROOKLINE        MA   02167          1            03/15/95
    00
    95011489                             05           05/01/95
     0
    95011489                             O            04/01/25
    0


    1406076          429/429             F          350,000.00
    ZZ
    EVANS               PHILLIP  G       360        349,098.00
     1
    11 PERSIMMON LANE                  8.250          2,629.44
    90
                                       8.000          2,629.44
 389,676.00
    WHITE PLAINS     NY   10605          1            11/28/94
    04
    94051170                             03           01/01/95
    20
    94051170                             O            12/01/24
    0


    1406086          429/429             F          363,150.00
    ZZ
    PELUSO              ANTHONY          240        362,631.66
     1
    7 GLENMORE DRIVE                   9.375          3,355.45
    85
                                       9.125          3,355.45
 427,250.00
    FARMINGTON       CT   06032          1            02/28/95
    14
    95011142                             03           04/01/95
     6
    95011142                             O            03/01/15
    0


    1406088          429/429             F          270,000.00
    ZZ
    CARSON III          CARL     E       360        269,844.65
     1
    1302 ROOSEVELT STREET              8.750          2,124.10
    72
                                       8.500          2,124.10
 380,000.00
    ALEXANDRIA       VA   22302          1            02/28/95
    00
    95022882                             05           04/01/95
     0
1


    95022882                             O            03/01/25
    0


    1406089          429/429             F           92,750.00
    ZZ
    GRANADA             ALVARO           360         92,653.45
     1
    69 WHITE STREET                    9.250            763.04
    70
                                       9.000            763.04
 132,500.00
    LONG BRANCH      NJ   07740          1            01/27/95
    00
    94115401                             05           03/01/95
     0
    94115401                             O            02/01/25
    0


    1406091          429/429             F          112,500.00
    ZZ
    LALL                SUZANNE  G       360        112,450.23
     2
    91 FERRY STREET                   10.000            987.27
    90
                                       9.750            987.27
 125,000.00
    JERSEY CITY      NJ   07307          1            02/17/95
    14
    94115654                             05           04/01/95
    25
    94115654                             O            03/01/25
    0


    1406093          429/429             F           58,950.00
    ZZ
    VENEZIANO           VINCENT          360         58,862.31
     1
    4956 SUMMIT DRIVE                  9.500            495.69
    39
    (LOT 59)                           9.250            495.69
 155,000.00
    ALLISON PARK     PA   15101          1            12/13/94
    00
    94064359                             05           02/01/95
     0
    94064359                             O            01/01/25
    0


    1406094          429/429             F          236,500.00
    ZZ
    FERRARA             RICHARD  D       360        236,055.89
     1
    46 CARRIAGE WAY                    8.375          1,797.58
    79
                                       8.125          1,797.58
 300,000.00
    FREEHOLD         NJ   07728          1            12/15/94
    00
    93112620                             05           02/01/95
     0
    93112620                             O            01/01/25
    0


    1406096          429/429             F          272,000.00
    ZZ
    CORBISIERO          ANTHONY          360        271,350.68
     1
    11 FAWN COURT                      8.625          2,115.59
    80
                                       8.375          2,115.59
 340,000.00
    JAMESBURG        NJ   08812          1            11/18/94
    00
    94040034                             05           01/01/95
     0
    94040034                             O            12/01/24
    0


1


    1406108          664/728             F          543,750.00
    ZZ
    ROBY                RUSSELL  R       360        543,750.00
     1
    1407 MESA RIDGE LANE               9.500          4,572.15
    75
                                       9.250          4,572.15
 725,000.00
    AUSTIN           TX   78746          4            03/15/95
    00
    0380101924                           03           05/01/95
     0
    1866664                              O            04/01/25
    0


    1406111          637/728             F          217,500.00
    ZZ
    GROVES              TODD     A       360        217,500.00
     1
    400 DURANGO CIRCLE                 9.250          1,789.32
    95
                                       9.000          1,789.32
 229,000.00
    IRVING           TX   75062          1            03/10/95
    04
    0380100934                           03           05/01/95
    30
    3947462                              O            04/01/25
    0


    1406221          637/728             F          300,000.00
    ZZ
    ROGERS              GARY     S       360        299,831.81
     1
    5251 HEATHER LANE                  8.875          2,386.94
    80
                                       8.625          2,386.94
 375,000.00
    PARK CITY        UT   84060          1            03/03/95
    00
    0380100363                           05           04/01/95
     0
    3083474                              O            03/01/25
    0


    1406238          664/728             F          285,000.00
    ZZ
    BARRETT             ROBERT   V       360        285,000.00
     1
    1730 DANA PLACE                   10.000          2,501.08
    68
                                       9.750          2,501.08
 424,000.00
    FULLERTON        CA   92631          5            03/08/95
    00
    0380100421                           05           05/01/95
     0
    2034528                              O            04/01/25
    0


    1406565          608/608             F          329,000.00
    ZZ
    JOHNSON             CRAIG    S       360        328,820.29
     1
    922 POTTS LANE                     9.000          2,647.21
    80
                                       8.750          2,647.21
 411,250.00
    BRYN MAWR        PA   19010          1            02/24/95
    00
    50011080                             05           04/01/95
     0
    50011080                             O            03/01/25
    0


    1406617          324/728             F          250,000.00
    ZZ
    STOEPPLER           DALE             360        250,000.00
     1
    124 COYOTE RIDGE RD                8.875          1,989.12
    68
                                       8.625          1,989.12
 370,000.00
1


    SANTA FE         NM   87501          5            03/13/95
    00
    0380100694                           05           05/01/95
     0
    5027412                              O            04/01/25
    0


    1406638          375/375             F          243,000.00
    ZZ
    MILANES             WILFREDO G       360        243,000.00
     3
    18 SOUTH FREMONT STREET            9.000          1,955.24
    90
                                       8.750          1,955.24
 271,840.00
    SAN MATEO        CA   94401          1            03/02/95
    14
    320434                               05           05/01/95
    25
    320434                               O            04/01/25
    0


    1406642          943/728             F          287,200.00
    ZZ
    MOOGAN              MARGARET M       360        284,662.69
     1
    700 EDWARD STREET                  8.750          2,259.41
    80
    TOWNSHIP OF RIVER VALE             8.500          2,259.41
 359,000.00
    RIVER VALE       NJ   07675          1            09/30/94
    00
    0380102716                           05           11/01/94
     0
    4080005653                           O            10/01/24
    0


    1406643          943/728             F          234,000.00
    ZZ
    MOOGAN              THOMAS           360        233,177.35
     1
    586 WESTWOOD AVENUE                8.750          1,840.88
    90
                                       8.500          1,840.88
 260,000.00
    RIVER VALE       NJ   07675          1            09/27/94
    10
    0380102773                           05           11/01/94
    17
    4080005684                           O            10/01/24
    0


    1406644          943/728             F          280,000.00
    ZZ
    STAPLETON           KENNETH          360        278,511.20
     1
    642 HARING FARM COURT              8.750          2,202.77
    50
                                       8.500          2,202.77
 565,000.00
    RIVER VALE       NJ   07675          1            10/20/94
    00
    0380105826                           05           12/01/94
     0
    4080005858                           O            11/01/24
    0


    1406645          943/728             F          593,700.00
    ZZ
    TAYLOR              RALPH    C       360        592,096.10
     1
    4 INLET HOOK                       9.125          4,830.54
    80
                                       8.875          4,830.54
 742,345.00
    WILMINGTON       NC   28405          1            10/24/94
    00
    0380102583                           03           12/01/94
     0
    4080006232                           O            11/01/24
    0
1




    1406646          943/728             F          257,700.00
    ZZ
    KNUPP               RALPH            360        256,639.12
     1
    6 ROCKWOOD ROAD                    8.750          2,027.33
    73
                                       8.500          2,027.33
 357,700.00
    MEDWAY           MA   02053          1            08/11/94
    00
    0380102849                           05           10/01/94
     0
    4080006800                           O            09/01/24
    0


    1406647          943/728             F          271,100.00
    BB
    MITTER              EVA      A       360        270,014.17
     1
    2236 CENTRAL AVENUE                9.000          2,181.34
    75
                                       8.750          2,181.34
 361,475.00
    VIENNA           VA   22182          1            08/05/94
    00
    0380103771                           03           10/01/94
     0
    4080007173                           O            09/01/24
    0


    1406648          943/728             F          266,300.00
    ZZ
    DIXON JR            MORDECAI         360        265,599.02
     1
    24 HEDGECROFT DRIVE                9.250          2,190.78
    90
                                       9.000          2,190.78
 298,100.00
    TRENTON          NJ   08638          1            10/26/94
    04
    0380102625                           03           12/01/94
    17
    4080007533                           O            11/01/24
    0


    1406649          943/728             F          282,600.00
    ZZ
    REYNOLDS            SHAWN    B       360        281,631.62
     1
    1 CHAMPAGNOLLE COURT               8.875          2,248.50
    90
                                       8.625          2,248.50
 314,000.00
    LITTLE ROCK      AR   72211          1            09/12/94
    12
    0380102930                           03           11/01/94
    25
    4080007761                           O            10/01/24
    0


    1406650          943/728             F           62,910.00
    ZZ
    CRAWFORD            LEON     J       360         62,715.58
     1
    7 VICTORIA LANE                    9.375            523.26
    90
                                       9.125            523.26
  69,900.00
    OCEAN CITY       NJ   08226          1            09/09/94
    14
    0380102674                           05           11/01/94
    17
    4080008136                           O            10/01/24
    0


    1406651          943/728             F          615,000.00
    ZZ
    BENZER              THEODORE I       360        613,381.14
     1
1


    LOT 5 CHANNING ROAD                9.250          5,059.45
    80
                                       9.000          5,059.45
 778,000.00
    CONCORD          MA   01742          4            10/06/94
    00
    0380102484                           05           12/01/94
     0
    4080008643                           O            11/01/24
    0


    1406652          943/728             F          270,900.00
    BB
    TRAN                CHRISTINAM       360        269,995.31
     1
    9420 BRAYMORE CIRCLE               9.000          2,179.73
    90
                                       8.750          2,179.73
 301,109.00
    FAIRFAX STATION  VA   22039          1            09/07/94
    04
    0380103789                           03           11/01/94
    17
    4080008665                           O            10/01/24
    0


    1406653          943/728             F          215,000.00
    ZZ
    WISE                ROBERT   W       360        214,476.66
     1
    14 PETRA DRIVE                     9.625          1,827.48
    90
                                       9.375          1,827.48
 240,000.00
    MORGANVILLE      NJ   07751          1            10/21/94
    04
    0380102963                           05           12/01/94
    17
    4080008733                           O            11/01/24
    0


    1406654          943/728             F          330,000.00
    ZZ
    RUSNAK              JOSEPH   P       360        328,843.04
     1
    685 JONES HILL DRIVE               9.125          2,684.99
    80
                                       8.875          2,684.99
 414,000.00
    BRENTWOOD        TN   37027          1            09/19/94
    00
    0380105644                           05           11/01/94
     0
    4080008802                           O            10/01/24
    0


    1406655          943/728             F          260,000.00
    ZZ
    PUETZ               MICHAEL  J       360        258,956.49
     1
    16428 MASON STREET                 8.875          2,068.68
    80
                                       8.625          2,068.68
 325,000.00
    OMAHA            NE   68118          1            08/30/94
    00
    0380103003                           03           10/01/94
     0
    4080008847                           O            09/01/24
    0


    1406656          943/728             F          238,500.00
    ZZ
    BARRIE              WILLIAM  K       360        237,703.50
     1
    6013 SWEETWATER COURT              9.000          1,919.03
    90
                                       8.750          1,919.03
 265,497.00
    FREDERICK        MD   21702          1            09/23/94
    04
    0380105537                           05           11/01/94
    17
1


    4080008874                           O            10/01/24
    0


    1406657          943/728             F          252,800.00
    ZZ
    LUSTIG              GREGORY  J       360        251,636.39
     1
    31900 CEDAR ROAD                   8.875          2,011.39
    70
                                       8.625          2,011.39
 361,200.00
    PEPPER PIKE      OH   44222          1            07/27/94
    00
    0380103029                           05           09/01/94
     0
    4080008889                           O            08/01/24
    0


    1406658          943/728             F          280,000.00
    ZZ
    MADDEN              JAMES    B       360        279,040.52
     1
    2005 MORNINGSTAR                   8.875          2,227.81
    80
                                       8.625          2,227.81
 350,000.00
    EDMOND           OK   73034          2            09/09/94
    00
    0380105636                           03           11/01/94
     0
    4080008892                           O            10/01/24
    0


    1406659          943/728             F          244,000.00
    ZZ
    FEDERGRUN           AWI              360        242,995.54
     1
    86-68 SANCHO AVENUE                8.750          1,919.55
    65
                                       8.500          1,919.55
 380,000.00
    HOLLISWOOD       NY   11423          2            08/25/94
    00
    0380106329                           05           10/01/94
     0
    4080008963                           O            09/01/24
    0


    1406660          943/728             F          340,000.00
    ZZ
    WEINSTEIN           HAL              360        339,248.74
     1
    430 GUNSTON HALL DRIVE             9.000          2,735.72
    78
                                       8.750          2,735.72
 439,884.00
    ALPHARETTA       GA   30201          1            11/18/94
    00
    0380105628                           03           01/01/95
     0
    4080008983                           O            12/01/24
    0


    1406661          943/728             F          376,000.00
    ZZ
    FOSSEY              JOHN     D       360        374,529.58
     1
    7890 SOUTH SIESTA DRIVE            9.000          3,025.38
    80
                                       8.750          3,025.38
 470,000.00
    SALT LAKE CITY   UT   84121          2            08/24/94
    00
    0380103011                           05           10/01/94
     0
    4080009245                           O            09/01/24
    0


1


    1406662          943/728             F          216,000.00
    ZZ
    ELLIFF              WILLIAM  R       360        215,110.81
     1
    1 WENDY HEIGHTS COVE               8.750          1,699.27
    80
                                       8.500          1,699.27
 270,000.00
    LITTLE ROCK      AR   72212          1            08/19/94
    00
    0380105602                           03           10/01/94
     0
    4080009271                           O            09/01/24
    0


    1406663          943/728             F          250,000.00
    T
    HALLORAN            DAVID    P       360        248,816.27
     1
    38 CROSS HIGHWAY                   9.000          2,011.56
    79
                                       8.750          2,011.56
 320,000.00
    AMAGANSETT       NY   11930          1            09/01/94
    00
    0380103102                           05           10/01/94
     0
    4080009304                           O            09/01/24
    0


    1406664          943/728             F          279,000.00
    ZZ
    LOMONACO            ANTHONY          360        278,019.19
     1
    8 GREAT COVE LANE                  8.750          2,194.89
    90
                                       8.500          2,194.89
 310,000.00
    ISLIP            NY   11751          1            09/09/94
    04
    0380103078                           05           11/01/94
    17
    4080009421                           O            10/01/24
    0


    1406665          943/728             F          259,300.00
    ZZ
    GIANATASSIO         JOHN     R       360        258,578.47
     1
    8009 NORTH IRONWOOD DRIVE          9.875          2,251.63
    80
                                       9.625          2,251.63
 324,150.00
    PARADISE VALLEY  AZ   85253          1            09/27/94
    00
    0380102534                           05           11/01/94
     0
    4080009717                           O            10/01/24
    0


    1406666          943/728             F          232,000.00
    ZZ
    LIGON               RICHARD  S       360        231,473.04
     1
    509 NORTH BRISBANE AVENUE          8.875          1,845.90
    80
                                       8.625          1,845.90
 290,000.00
    GREELEY          CO   80634          4            11/29/94
    00
    0380103045                           05           01/01/95
     0
    4080009722                           O            12/01/24
    0


    1406667          943/728             F          400,000.00
    ZZ
    FLAHERTY            MICHAEL  D       360        398,891.04
     1
    3109 EAST 87TH STREET              9.000          3,218.49
    76
                                       8.750          3,218.49
 530,000.00
1


    TULSA            OK   74136          2            10/14/94
    00
    0380102500                           03           12/01/94
     0
    4080009975                           O            11/01/24
    0


    1406668          943/728             F          104,400.00
    T
    LEO                 LOUIS            360        104,077.43
     1
    83 DEER RUN UNIT 76                9.375            868.35
    90
                                       9.125            868.35
 116,000.00
    BETHEL           CT   06801          2            09/22/94
    04
    0380105735                           01           11/01/94
    17
    4080010198                           O            10/01/24
    0


    1406669          943/728             F          236,300.00
    ZZ
    ACEVES              RANDY    C       360        235,375.89
     1
    1025 EVE LANE                      9.000          1,901.32
    85
                                       8.750          1,901.32
 278,025.00
    LIVERMORE        CA   94550          1            08/19/94
    10
    0380102542                           05           10/01/94
    17
    4080010275                           O            09/01/24
    0


    1406670          943/728             F          292,500.00
    ZZ
    BONNER              JOHN     W       360        291,009.01
     1
    2029 CROOKED LAKE ESTATES LANE     8.875          2,327.26
    90
                                       8.625          2,327.26
 325,000.00
    EUSTIS           FL   32726          1            10/21/94
    04
    0380105479                           05           12/01/94
    17
    4080010408                           O            11/01/24
    0


    1406671          943/728             F          292,500.00
    ZZ
    VINSANT             KURTIS   S       360        291,197.58
     1
    #5 CHAMPAGNOLLE COURT              9.000          2,353.52
    90
                                       8.750          2,353.52
 325,000.00
    LITTLE ROCK      AR   72211          2            09/23/94
    14
    0380106816                           03           11/01/94
    17
    4080010434                           O            10/01/24
    0


    1406672          943/728             F          350,000.00
    ZZ
    WILLS               JERRY    B       360        348,800.73
     1
    5650 MUNCASTER MILL ROAD           8.875          2,784.76
    75
                                       8.625          2,784.76
 470,050.00
    ROCKVILLE        MD   20855          1            09/29/94
    00
    0380102641                           03           11/01/94
     0
    4080010447                           O            10/01/24
    0
1




    1406673          943/728             F          229,500.00
    ZZ
    WHITEHEAD           ROBIN    L       360        228,579.09
     1
    1018 HESS DRIVE                    8.875          1,826.01
    90
                                       8.625          1,826.01
 255,000.00
    AVONDALE ESTATE  GA   30002          2            08/23/94
    04
    0380102666                           05           10/01/94
    17
    4080010460                           O            09/01/24
    0


    1406674          943/728             F          345,550.00
    ZZ
    STEREN              ALBERT   J       360        344,366.00
     1
    12303 CHAGALL DRIVE                8.875          2,749.35
    80
                                       8.625          2,749.35
 432,610.00
    NORTH POTOMAC    MD   20878          1            09/30/94
    00
    0380102682                           03           11/01/94
     0
    4080010519                           O            10/01/24
    0


    1406675          943/728             F          235,000.00
    ZZ
    GILPIN              ROBERT   E       360        234,033.21
     1
    3701 JESSE CT                      9.000          1,890.87
    71
                                       8.750          1,890.87
 333,000.00
    MONTGOMERY       AL   36106          2            09/01/94
    00
    0380105503                           05           10/01/94
     0
    4080010641                           O            09/01/24
    0


    1406676          943/728             F          243,000.00
    T
    JENKINS             HAROLD           360        242,068.51
     1
    34 STARBOARD TACK                  8.875          1,933.42
    90
                                       8.625          1,933.42
 270,000.00
    HILTON HEAD ISL  SC   29928          1            09/07/94
    04
    0380106295                           03           11/01/94
    17
    4080010646                           O            10/01/24
    0


    1406677          943/728             F          337,500.00
    ZZ
    SERINE              EDWARD   A       360        336,343.54
     1
    2262 EDGEMERE LAKE CIRCLE          8.875          2,685.30
    90
                                       8.625          2,685.30
 375,000.00
    MARIETTA         GA   30062          1            09/08/94
    10
    0380102690                           03           11/01/94
    17
    4080010765                           O            10/01/24
    0


    1406678          943/728             F          364,000.00
    ZZ
    HELLER              GARY     L       349        362,897.17
     1
1


    1247 MANOR OAKS COURT              9.000          2,947.21
    80
                                       8.750          2,947.21
 455,000.00
    DUNWOODY         GA   30338          2            10/21/94
    00
    0380106691                           03           12/01/94
     0
    4080010779                           O            12/01/23
    0


    1406679          943/728             F          118,800.00
    T
    PLACE               BRUCE    S       360        118,413.36
     1
    PEABODY POND ROAD                  9.125            966.60
    90
                                       8.875            966.60
 132,000.00
    SEBAGO           ME   04075          1            09/16/94
    11
    0380105511                           05           11/01/94
    17
    4080011019                           O            10/01/24
    0


    1406681          943/728             F          435,000.00
    ZZ
    HEMMERICK           THOMAS   W       360        433,884.34
     4
    47 7TH AVENUE                      9.375          3,618.11
    75
                                       9.125          3,618.11
 580,000.00
    BROOKLYN         NY   11217          2            10/12/94
    00
    0380105552                           05           12/01/94
     0
    4080011337                           O            11/01/24
    0


    1406682          943/728             F          525,000.00
    ZZ
    EDELEN              JOHN     W       360        523,839.95
     1
    407 ROSES BLUFF DRIVE              9.000          4,224.27
    75
                                       8.750          4,224.27
 700,000.00
    MADISON          MS   39110          4            11/04/94
    00
    0380102823                           02           01/01/95
     0
    4080011365                           O            12/01/24
    0


    1406683          943/728             F          256,000.00
    ZZ
    GRAY                PATRICK  H       360        255,598.79
     1
    204 PARLIAMENT PLACE               9.250          2,106.05
    90
                                       9.000          2,106.05
 285,000.00
    DUNN             NC   28334          2            12/14/94
    14
    0380102856                           05           02/01/95
    20
    4080011370                           O            01/01/25
    0


    1406684          943/728             F          300,000.00
    ZZ
    SEXTON              KEVIN    T       360        298,922.56
     1
    239 UPPER MOUNTAIN AVENUE          8.875          2,386.94
    68
                                       8.625          2,386.94
 442,500.00
    MONTCLAIR        NJ   07043          1            10/21/94
    00
    0380102658                           05           12/01/94
     0
1


    4080011394                           O            11/01/24
    0


    1406685          943/728             F          332,800.00
    T
    BLASDELL            RICHARD  J       360        331,658.11
     1
    4 DAD HAWKS                        8.875          2,647.91
    80
                                       8.625          2,647.91
 416,000.00
    FLAGSTAFF        AZ   86001          1            09/21/94
    00
    0380102914                           03           11/01/94
     0
    4080011418                           O            10/01/24
    0


    1406686          943/728             F          222,200.00
    ZZ
    GIST                PAUL     J       360        221,285.34
     1
    1705 SPANISH BAY COURT             8.750          1,748.05
    90
                                       8.500          1,748.05
 246,938.00
    MITCHELLVILLE    MD   20721          1            09/01/94
    04
    0380105578                           03           10/01/94
    17
    4080011457                           O            09/01/24
    0


    1406687          943/728             F          350,000.00
    ZZ
    MCKAY               GERALD   L       360        348,559.19
     1
    10166 PALMER DRIVE                 8.750          2,753.45
    90
                                       8.500          2,753.45
 393,160.00
    OAKTON           VA   22124          1            08/30/94
    04
    0380103037                           03           10/01/94
    17
    4080011692                           O            09/01/24
    0


    1406688          943/728             F          268,000.00
    ZZ
    MARINO              LELIO            360        267,172.02
     1
    10 ROGERS STREET UNIT #1020        9.375          2,229.08
    80
                                       9.125          2,229.08
 335,000.00
    CAMBRIDGE        MA   02142          1            09/23/94
    00
    0380103110                           06           11/01/94
     0
    4080011768                           O            10/01/24
    0


    1406689          943/728             F          228,000.00
    ZZ
    CUTINI              JAMES    G       360        224,768.54
     1
    5426 HIDDEN HARBOR LANDING         8.875          1,814.08
    80
                                       8.625          1,814.08
 285,000.00
    GAINESVILLE      GA   30504          1            09/19/94
    00
    0380105727                           05           11/01/94
     0
    4080012050                           O            10/01/24
    0


1


    1406690          943/728             F          230,050.00
    BB
    EDELSTEIN           BART     G       360        229,689.42
     1
    6 ABRAHAM ROAD                     9.250          1,892.56
    80
                                       9.000          1,892.56
 287,584.00
    WHITEHOUSE STAT  NJ   08889          1            12/28/94
    00
    0380103375                           03           02/01/95
     0
    4080012069                           O            01/01/25
    0


    1406691          943/728             F          300,000.00
    ZZ
    MILLER              DAVID    W       354        299,304.38
     1
    1163 ASCOTT VALLEY DRIVE           9.000          2,421.96
    72
                                       8.750          2,421.96
 419,175.00
    DULUTH           GA   30136          4            11/10/94
    00
    0380105651                           03           01/01/95
     0
    4080012097                           O            06/01/24
    0


    1406692          943/728             F          340,000.00
    ZZ
    MOORE               CHRISTOPHD       360        339,032.70
     1
    5160 COOMBSVILLE ROAD              8.875          2,705.20
    80
                                       8.625          2,705.20
 425,000.00
    NAPA             CA   94558          1            09/28/94
    00
    0380103441                           05           12/01/94
     0
    4080012247                           O            11/01/24
    0


    1406693          943/728             F          202,500.00
    T
    NIELSEN             JOSEPH   A       360        200,835.02
     1
    250 NORTH ALMOND STREET            9.250          1,665.92
    90
                                       9.000          1,665.92
 225,000.00
    SALT LAKE CITY   UT   84013          1            09/28/94
    04
    0380103623                           07           11/01/94
    25
    4080012360                           O            10/01/24
    0


    1406694          943/728             F          270,000.00
    ZZ
    ROOPANI             BARKET   A       360        268,028.78
     1
    4703 SUNNY TRAIL COURT             9.000          2,172.48
    89
                                       8.750          2,172.48
 303,615.00
    SUGAR LAND       TX   77479          1            10/07/94
    10
    0380103664                           03           12/01/94
    17
    4080012409                           O            11/01/24
    0


    1406695          943/728             F          300,000.00
    ZZ
    BRODERICK           PATRICK          360        298,841.62
     1
    10 HILLCREST DRIVE                 8.875          2,386.94
    80
                                       8.625          2,386.94
 375,000.00
1


    NEW FAIRFIELD    CT   06812          1            09/29/94
    00
    0380103706                           05           11/01/94
     0
    4080012531                           O            10/01/24
    0


    1406696          943/728             F          301,000.00
    ZZ
    COCKRELL            DAVID    M       360        298,943.62
     1
    30435 MIDDLECREEK CIRCLE           9.000          2,421.91
    89
                                       8.750          2,421.91
 340,000.00
    DAPHNE           AL   36527          2            09/15/94
    04
    0380103722                           03           11/01/94
    17
    4080012540                           O            10/01/24
    0


    1406697          943/728             F          450,000.00
    ZZ
    KNOX                MICHAEL  F       360        448,686.49
     1
    53 HICKORY HILLS CIRCLE            8.750          3,540.15
    48
                                       8.500          3,540.15
 950,000.00
    LITTLE ROCK      AR   72212          1            10/24/94
    00
    0380105719                           03           12/01/94
     0
    4080012827                           O            11/01/24
    0


    1406698          943/728             F          265,500.00
    ZZ
    MAYS JR.            EVERETT  T       360        264,897.97
     1
    2526 PEARCE ROAD                   8.875          2,112.44
    90
                                       8.625          2,112.44
 295,000.00
    AUSTIN           TX   78730          1            11/07/94
    04
    0380103870                           03           01/01/95
    17
    4080013295                           O            12/01/24
    0


    1406699          943/728             F          244,800.00
    ZZ
    WELLSTEAD           JEFFREY          360        244,121.30
     1
    6 MILE ROAD                        9.000          1,969.72
    90
                                       8.750          1,969.72
 272,000.00
    MONTEBELLO       NY   10901          1            10/03/94
    04
    0380103920                           05           12/01/94
    17
    4080013369                           O            11/01/24
    0


    1406700          943/728             F          220,000.00
    ZZ
    ZARRA               GENE             360        219,672.79
     2
    41 PAERDEGAT 14TH STREET           9.500          1,849.88
    80
                                       9.250          1,849.88
 275,000.00
    BROOKLYN         NY   11236          1            12/23/94
    00
    0380103961                           07           02/01/95
     0
    4080013483                           O            01/01/25
    0
1




    1406701          943/728             F          224,900.00
    ZZ
    FLOOD               MICHAEL  J       360        224,292.36
     1
    406 WICKHAM ROAD                   9.125          1,829.87
    90
                                       8.875          1,829.87
 249,900.00
    NORTH KINGSTOWN  RI   02852          1            11/01/94
    04
    0380104001                           05           12/01/94
    17
    4080013624                           O            11/01/24
    0


    1406702          943/728             F          216,000.00
    ZZ
    GOINS               KENNETH  L       360        215,385.47
     1
    LOT 73 28 WAMPANOAG DRIVE          8.875          1,718.60
    86
                                       8.625          1,718.60
 253,114.00
    FRANKLIN         MA   02038          1            10/21/94
    14
    0380105313                           05           12/01/94
    17
    4080013655                           O            11/01/24
    0


    1406703          943/728             F          210,000.00
    ZZ
    TREHARNE            WILLIAM  D       360        209,523.84
     1
    38312 LANA COURT                   8.875          1,670.86
    90
                                       8.625          1,670.86
 235,000.00
    FARMINGTON HILL  MI   48335          1            12/02/94
    04
    0380102468                           03           01/01/95
    17
    4080013682                           O            12/01/24
    0


    1406704          943/728             F           70,000.00
    ZZ
    WIEBE               THOMAS           360         69,890.28
     1
    4 HAVER FARM ROAD                  9.250            575.87
    51
                                       9.000            575.87
 138,500.00
    CLINTON          NJ   08809          4            12/28/94
    00
    0380105438                           05           02/01/95
     0
    4080013810                           O            01/01/25
    0


    1406705          943/728             F          962,500.00
    ZZ
    MASSIE              DAVID    W       360        958,605.94
     1
    23 COSSO COURT                     9.500          8,093.22
    70
                                       9.250          8,093.22
1,375,000.00
    LAFAYETTE        CA   94549          4            07/08/94
    00
    0380102492                           05           09/01/94
     0
    4080013888                           O            08/01/24
    0


    1406706          943/728             F          272,100.00
    ZZ
    LOWE                GARY     C       360        271,650.76
     1
1


    18802 CIVITAN CLUB WAY             9.000          2,189.38
    80
                                       8.750          2,189.38
 340,130.00
    BROOKVILLE       MD   20833          1            12/21/94
    00
    0380102518                           03           02/01/95
     0
    4080013933                           O            01/01/25
    0


    1406707          943/728             F          277,500.00
    ZZ
    BODEN               WILLIAM  D       360        276,854.33
     1
    226 MELANCHTON AVE                 8.750          2,183.10
    75
                                       8.500          2,183.10
 370,000.00
    LUTHERVILLE      MD   21093          5            11/18/94
    00
    0380102567                           05           01/01/95
     0
    4080013969                           O            12/01/24
    0


    1406708          943/728             F          337,600.00
    ZZ
    CARTER              JAY      L       360        336,289.86
     1
    8660 EAST SUTTON DRIVE             8.875          2,686.10
    80
                                       8.625          2,686.10
 425,000.00
    SCOTTSDALE       AZ   85260          2            09/23/94
    00
    0380105446                           05           11/01/94
     0
    4080014059                           O            10/01/24
    0


    1406710          943/728             F          139,500.00
    T
    FORTIN              ROBERT           360        139,236.47
     1
    CUB POINT                          9.750          1,198.52
    90
                                       9.500          1,198.52
 155,000.00
    CASCO            ME   04015          1            11/28/94
    11
    0380102724                           05           01/01/95
    17
    4080014126                           O            12/01/24
    0


    1406711          943/728             F          256,500.00
    ZZ
    FARRIS              DAVID    E       360        256,118.47
     1
    515 NORTH LAKE DRIVE               9.500          2,156.79
    90
                                       9.250          2,156.79
 285,000.00
    BRANDON          MS   39042          1            12/21/94
    10
    0380102757                           05           02/01/95
    25
    4080014304                           O            01/01/25
    0


    1406712          943/728             F          493,600.00
    ZZ
    SCHEFF              WILLIAM  P       360        492,509.35
     1
    7370 KINCHELOE ROAD                9.000          3,971.62
    80
                                       8.750          3,971.62
 617,048.00
    CLIFTON          VA   22024          1            11/15/94
    00
    0380102765                           05           01/01/95
     0
1


    4080014414                           O            12/01/24
    0


    1406713          943/728             F          247,000.00
    ZZ
    ROYSTER             DONALD   W       360        244,372.16
     1
    ROUTE 1 BOX 5721                   8.750          1,943.15
    88
                                       8.500          1,943.15
 283,000.00
    BUMPASS          VA   23024          2            11/16/94
    04
    0380102898                           05           01/01/95
    17
    4080014431                           O            12/01/24
    0


    1406714          943/728             F          228,450.00
    ZZ
    DEMOS               JAMES    P       360        228,127.63
     1
    26 SAINT JOHNS DRIVE               9.750          1,962.74
    79
                                       9.500          1,962.74
 289,337.00
    FREEHOLD         NJ   07728          1            12/27/94
    00
    0380105453                           05           02/01/95
     0
    4080014435                           O            01/01/25
    0


    1406715          943/728             F           96,300.00
    T
    FULLER              KAREN    L       360         96,160.49
     1
    LOT 32 BLACKS LANDING ROAD         9.625            818.54
    90
                                       9.375            818.54
 107,000.00
    MOULTONBOROUGH   NH   03254          1            12/09/94
    11
    0380103151                           05           02/01/95
    20
    4080014632                           O            01/01/25
    0


    1406717          943/728             F          251,200.00
    ZZ
    YOUAKIM             JAMES    M       360        250,924.56
     1
    139 STEEPLECHASE ROAD              9.000          2,021.21
    80
                                       8.750          2,021.21
 314,000.00
    DEVON            PA   19333          1            01/27/95
    00
    0380105800                           05           03/01/95
     0
    4080014785                           O            02/01/25
    0


    1406718          943/728             F          343,000.00
    T
    UMPHREY             WILLARD  L       360        342,401.54
     1
    12 OCEAN AVENUE                   10.125          3,041.81
    75
                                       9.875          3,041.81
 457,500.00
    BIDDEFORD        ME   04005          1            12/01/94
    00
    0380103383                           05           01/01/95
     0
    4080014913                           O            12/01/24
    0


1


    1406719          943/728             F          470,000.00
    ZZ
    BANGHART            BRUCE            360        469,571.21
     1
    27 OAK BLUFF COURT                 9.875          4,081.24
    76
                                       9.625          4,081.24
 620,000.00
    NAPERVILLE       IL   60565          1            01/10/95
    00
    0380103433                           05           03/01/95
     0
    4080014969                           O            02/01/25
    0


    1406720          943/728             F          244,250.00
    ZZ
    GALGINAITIS         STEVEN           360        243,975.11
     1
    3702 MARTINS DAIRY CIRCLE          8.875          1,943.37
    75
                                       8.625          1,943.37
 325,725.00
    OLNEY            MD   20832          1            01/20/95
    00
    0380105693                           03           03/01/95
     0
    4080015051                           O            02/01/25
    0


    1406721          943/728             F          232,000.00
    ZZ
    LAMAR               RONALD           360        231,636.38
     1
    703 SHIBLEY RD                     9.250          1,908.61
    80
                                       9.000          1,908.61
 290,000.00
    VAN BUREN        AR   72956          1            12/29/94
    00
    0380105669                           05           02/01/95
     0
    4080015268                           O            01/01/25
    0


    1406722          943/728             F          325,000.00
    ZZ
    COYNE               THOMAS   P       360        324,831.51
     1
    6917 TROIKA COURT                  9.250          2,673.70
    79
                                       9.000          2,673.70
 416,600.00
    CHARLOTTE        NC   28277          1            02/09/95
    00
    0380103458                           03           04/01/95
     0
    4080015272                           O            03/01/25
    0


    1406723          943/728             F          400,000.00
    ZZ
    VALLAS              PETER    R       360        399,572.66
     1
    15846 NORTH CERRO ALTO DRIVE       9.125          3,254.53
    80
                                       8.875          3,254.53
 500,000.00
    FOUNTAIN HILLS   AZ   85268          1            01/05/95
    00
    0380103466                           03           03/01/95
     0
    4080015303                           O            02/01/25
    0


    1406724          943/728             F        1,295,000.00
    ZZ
    CO                  BENJAMIN         360      1,293,818.46
     1
    1 HIGH MEADOW ROAD                 9.875         11,245.12
    70
                                       9.625         11,245.12
1,850,000.00
1


    SADDLE RIVER     NJ   07458          1            01/23/95
    00
    0380103482                           05           03/01/95
     0
    4080015324                           O            02/01/25
    0


    1406725          943/728             F          229,500.00
    T
    LEONE               GARY     N       360        229,176.14
     1
    1107 BEACH AVENUE, UNIT B-1        9.750          1,971.76
    90
                                       9.500          1,971.76
 255,000.00
    CAPE MAY         NJ   08204          1            12/16/94
    04
    0380103516                           01           02/01/95
    17
    4080015437                           O            01/01/25
    0


    1406726          943/728             F          570,000.00
    ZZ
    PRATESI             ROGER    A       360        569,437.04
     1
    120 RIVERWOOD PLACE                9.500          4,792.87
    80
                                       9.250          4,792.87
 712,500.00
    ATLANTA          GA   30327          1            01/12/95
    00
    0380103540                           05           03/01/95
     0
    4080015464                           O            02/01/25
    0


    1406727          943/728             F          250,700.00
    ZZ
    YOUNG               JOSEPH   F       360        250,131.60
     1
    12551 PRESNELL STREET              8.875          1,994.68
    85
                                       8.625          1,994.68
 295,000.00
    LOS ANGELES      CA   90066          1            11/10/94
    04
    0380105776                           05           01/01/95
    17
    4080015496                           O            12/01/24
    0


    1406728          943/728             F          305,000.00
    ZZ
    SUDDERTH            BRENDA   R       360        304,569.58
     1
    160 COMMERCE STREET                9.750          2,620.42
    85
                                       9.500          2,620.42
 359,900.00
    GRETNA           LA   70056          1            12/30/94
    04
    0380103607                           05           02/01/95
    17
    4080015531                           O            01/01/25
    0


    1406729          943/728             F          310,500.00
    ZZ
    PARADA              JOSE     C       360        310,080.78
     1
    9506 BIXLER LANE                   9.875          2,696.23
    90
                                       9.625          2,696.23
 345,000.00
    VIENNA           VA   22182          1            01/06/95
    04
    0380103631                           05           03/01/95
    25
    4080015578                           O            02/01/25
    0
1




    1406730          943/728             F          300,000.00
    ZZ
    POST                A        A       360        299,491.72
     1
    26105 CARMELO STREET               8.875          2,386.93
    48
                                       8.625          2,386.93
 635,000.00
    CARMEL           CA   93923          1            11/18/94
    00
    0380103649                           05           02/01/95
     0
    4080015633                           O            01/01/25
    0


    1406733          943/728             F          393,750.00
    ZZ
    BALLEW              DAVID    D       360        391,416.32
     1
    2210 GATHRIGHT DRIVE               8.750          3,097.64
    75
                                       8.500          3,097.64
 525,300.00
    ABILENE          TX   79606          1            07/29/94
    00
    0380105784                           05           09/01/94
     0
    4090002602                           O            08/01/24
    0


    1406734          943/728             F          300,000.00
    ZZ
    RACIOPPI JR         PAUL     A       360        298,972.02
     1
    461 BAY RIDGE PARKWAY              8.875          2,386.94
    80
                                       8.625          2,386.94
 375,000.00
    BROOKLYN         NY   11209          1            09/14/94
    00
    0380103698                           05           11/01/94
     0
    4090003430                           O            10/01/24
    0


    1406735          943/728             F          259,200.00
    ZZ
    GALLUZZO            CHRIS            360        258,439.33
     1
    19 MCLANE DRIVE                    9.000          2,085.59
    90
                                       8.750          2,085.59
 288,000.00
    HUNTINGTON       NY   11746          1            10/14/94
    10
    0380105461                           05           12/01/94
    17
    4090003441                           O            11/01/24
    0


    1406736          943/728             F          255,000.00
    ZZ
    MAINE               ERIC     T       360        254,255.66
     1
    141 HOPE ROAD                      8.750          2,006.09
    90
                                       8.500          2,006.09
 285,000.00
    BLAIRSTOWN       NJ   07825          1            10/26/94
    10
    0380103714                           05           12/01/94
    17
    4090003512                           O            11/01/24
    0


    1406737          943/728             F          288,000.00
    ZZ
    AMIREBRAHIMI        SAYAREH          360        287,062.71
     1
1


    8470 HAROLD WAY                    9.125          2,343.27
    90
                                       8.875          2,343.27
 320,000.00
    LOS ANGELES      CA   90069          1            09/23/94
    14
    0380103730                           05           11/01/94
    17
    4090003662                           O            10/01/24
    0


    1406738          943/728             F           67,500.00
    T
    KISROW              KEVIN    L       360         67,274.52
     1
    153 COUNTY ROAD 24                 9.000            543.13
    90
                                       8.750            543.13
  75,500.00
    WABASHA          MN   55981          1            09/21/94
    10
    0380106311                           05           11/01/94
    17
    4090003674                           O            10/01/24
    0


    1406740          943/728             F           45,350.00
    ZZ
    LOWE                EDUARDO          360         45,290.89
    10
    1655 FLATBUSH AVE UNIT 1703A      10.125            402.18
    90
                                       9.875            402.18
  50,410.00
    BROOKLYN         NY   11210          1            12/16/94
    10
    0380103896                           11           02/01/95
    17
    4090003741                           O            01/01/25
    0


    1406742          943/728             F          265,000.00
    ZZ
    RAYNER              KEITH            360        264,226.46
     1
    32 OAKWOOD CIRCLE                  8.750          2,084.76
    67
                                       8.500          2,084.76
 400,000.00
    AMHERST          MA   01002          5            10/03/94
    00
    0380103805                           05           12/01/94
     0
    4090003816                           O            11/01/24
    0


    1406743          943/728             F          900,000.00
    T
    CAREY               THOMAS   H       360        896,835.94
     1
    8 BROWN PELICAN ROAD               8.750          7,080.31
    59
                                       8.500          7,080.31
1,550,000.00
    HILTON HEAD ISL  SC   29928          1            09/23/94
    00
    0380103821                           03           11/01/94
     0
    4090003836                           O            10/01/24
    0


    1406744          943/728             F          952,700.00
    ZZ
    JACOBSON            LAURENCE D       360        949,350.68
     1
    11949 KEARSARGE STREET             8.750          7,494.90
    70
                                       8.500          7,494.90
1,361,250.00
    LOS ANGELES      CA   90049          1            09/26/94
    00
    0380103904                           05           11/01/94
     0
1


    4090003864                           O            10/01/24
    0


    1406746          943/728             F          259,100.00
    ZZ
    ROOPANI             FIROZALI M       360        258,065.45
     1
    4702 SUNNY TRAIL COURT             9.000          2,084.78
    90
                                       8.750          2,084.78
 287,933.00
    SUGAR LAND       TX   77479          1            12/13/94
    10
    0380103953                           03           02/01/95
    17
    4090004366                           O            01/01/25
    0


    1406747          943/728             F          315,000.00
    ZZ
    GRACER              JEFFREY  B       360        314,663.45
    48
    322 CENTRAL PARK WEST UNIT #2A     9.125          2,562.95
    50
                                       8.875          2,562.95
 630,000.00
    NEW YORK         NY   10025          1            01/06/95
    00
    0380103862                           13           03/01/95
     0
    4090004470                           O            02/01/25
    0


    1406749          943/728             F          300,000.00
    ZZ
    ALOISIO             JAMES    S       360        299,454.36
     1
    5 SCHOONER RIDGE                   9.625          2,549.97
    80
                                       9.375          2,549.97
 375,000.00
    GLOUCESTER       MA   01930          4            01/18/95
    00
    0380103995                           05           03/01/95
     0
    4090004530                           O            02/01/25
    0


    1406750          943/728             F          329,400.00
    ZZ
    EAGLE               BART             360        328,690.77
     1
    5 ENGLISH GARDEN LANE              9.125          2,680.11
    90
                                       8.875          2,680.11
 366,000.00
    SOUTHAMPTON      NY   11968          1            11/23/94
    14
    0380104019                           05           01/01/95
    22
    4090004632                           O            12/01/24
    0


    1406752          943/728             F          230,000.00
    T
    PELHAM              VIRGIL   G       360        229,362.31
     1
    514 GULFSHORE DRIVE UNIT 304       9.000          1,850.64
    70
                                       8.750          1,850.64
 330,000.00
    DESTIN           FL   32541          1            10/21/94
    00
    0380103839                           02           12/01/94
     0
    4090004869                           O            11/01/24
    0


1


    1406753          943/728             F          227,700.00
    ZZ
    YUZUK               ADAM     J       360        227,234.61
     1
    62 KINGS AVENUE                    9.375          1,893.90
    90
                                       9.125          1,893.90
 253,000.00
    ATLANTIC BEACH   NY   11509          1            11/17/94
    10
    0380104043                           05           01/01/95
    17
    4090004916                           O            12/01/24
    0


    1406754          943/728             F          260,000.00
    ZZ
    LASHBROOKE JR       ELVIN    C       360        259,495.73
     1
    6435 ISLAND LAKE DRIVE             9.625          2,209.98
    80
                                       9.375          2,209.98
 325,000.00
    EAST LANSING     MI   48823          1            11/29/94
    00
    0380104068                           05           01/01/95
     0
    4090005189                           O            12/01/24
    0


    1406755          943/728             F          260,000.00
    ZZ
    CSETE               WILLIAM  A       360        259,642.40
     1
    1330 LADAN DRIVE                   9.500          2,186.23
    37
                                       9.250          2,186.23
 720,000.00
    SOLVANG          CA   93463          2            01/09/95
    00
    0380104084                           03           03/01/95
     0
    4090005276                           O            02/01/25
    0


    1406757          943/728             F          360,000.00
    ZZ
    OLSSON              ERIC             360        359,464.55
     1
    1987 OCASO CAMINO                  9.500          3,027.08
    90
                                       9.250          3,027.08
 400,000.00
    FREMONT          CA   94539          1            12/15/94
    10
    0380104118                           03           02/01/95
    25
    4090005357                           O            01/01/25
    0


    1406758          943/728             F          432,000.00
    T
    GYLLENHAAL          STEPHEN  R       360        431,406.33
     1
    25-83 OCEAN VIEW FARM ROAD         9.875          3,751.27
    80
                                       9.625          3,751.27
 540,000.00
    CHILMARK         MA   02535          1            12/05/94
    00
    0380105792                           05           02/01/95
     0
    4090005367                           O            01/01/25
    0


    1406759          943/728             F           47,200.00
    ZZ
    SAVOIE              FRANCIS  J       360         47,135.11
   191
    115 15TH STREET APT B1             9.875            409.87
    90
                                       9.625            409.87
  52,500.00
1


    GARDEN CITY      NY   11530          1            12/28/94
    10
    0380105677                           11           02/01/95
    25
    4090005406                           O            01/01/25
    0


    1406761          943/728             F          240,000.00
    ZZ
    GOLDBERG            ROLAND           360        239,769.12
     1
    4983 BRADSHAW COURT                9.625          2,039.98
    62
                                       9.375          2,039.98
 390,000.00
    SAN DIEGO        CA   92130          1            01/04/95
    00
    0380104126                           03           03/01/95
     0
    4090005569                           O            02/01/25
    0


    1406762          943/728             F          560,000.00
    ZZ
    MENDELSON           GLENN    P       360        559,122.30
     1
    1816 BARROILHET AVENUE             9.250          4,606.99
    80
                                       9.000          4,606.99
 700,000.00
    BURLINGAME       CA   94010          1            12/22/94
    00
    0380103813                           05           02/01/95
     0
    4090005594                           O            01/01/25
    0


    1406763          943/728             F          251,000.00
    ZZ
    KUNATH              JAMES    R       360        250,770.98
     1
    58375 DEERFIELD DRIVE              9.875          2,179.56
    75
                                       9.625          2,179.56
 335,000.00
    WASHINGTON       MI   48094          1            01/05/95
    00
    0380104134                           05           03/01/95
     0
    4090005646                           O            02/01/25
    0


    1406764          943/728             F          648,000.00
    ZZ
    WALLER              WILLIAM  S       360        647,360.00
     1
    4031 HAMPSTEAD ROAD                9.500          5,448.74
    80
                                       9.250          5,448.74
 810,000.00
    LA CANADA        CA   91011          1            01/13/95
    00
    0380104142                           05           03/01/95
     0
    4090005686                           O            02/01/25
    0


    1406765          943/728             F          264,150.00
    ZZ
    ZACK                GERARD   M       360        263,690.74
     1
    620 CROYDON LANE                   8.750          2,078.07
    80
                                       8.500          2,078.07
 330,195.00
    ALPHARETTA       GA   30202          1            12/20/94
    00
    0380104159                           05           02/01/95
     0
    4090005748                           O            01/01/25
    0
1




    1406766          943/728             F          428,000.00
    ZZ
    STALEY              JOHN     D       360        427,599.00
     1
    1012 LAS PULGAS ROAD               9.750          3,677.19
    80
                                       9.500          3,677.19
 535,000.00
    PACIFIC PALISAD  CA   90056          1            01/12/95
    00
    0380104175                           05           03/01/95
     0
    4090005797                           O            02/01/25
    0


    1406767          943/728             F           56,800.00
    ZZ
    MACGREGOR           CYNTHIA          360         56,746.78
   121
    20 NORTH BROADWAY, UNIT-H 337      9.750            488.00
    80
                                       9.500            488.00
  71,000.00
    WHITE PLAINS     NY   10601          1            01/31/95
    00
    0380103912                           12           03/01/95
     0
    4090005878                           O            02/01/25
    0


    1406768          943/728             F          115,000.00
    T
    BRENNER             CLIFFORD         360        114,877.13
     1
    18 HIGHLAND AVENUE                 9.125            935.68
    50
                                       8.875            935.68
 230,500.00
    ARLINGTON        MA   02174          1            01/31/95
    00
    0380104183                           05           03/01/95
     0
    5080015691                           O            02/01/25
    0


    1406769          943/728             F          222,400.00
    ZZ
    MARTON              BRIAN    J       360        222,032.78
     1
    11 BRITTANY LANE                   9.000          1,789.49
    90
                                       8.750          1,789.49
 247,158.00
    STAFFORD         VA   22554          1            12/30/94
    14
    0380104191                           03           02/01/95
    20
    5080015748                           O            01/01/25
    0


    1406770          943/728             F          295,000.00
    ZZ
    MAKKINEJAD          ROKNEDIN D       360        294,659.30
     1
    8211 MADRILLON ESTATES DRIVE       8.750          2,320.77
    67
                                       8.500          2,320.77
 444,617.00
    VIENNA           VA   22182          1            01/17/95
    00
    0380104209                           03           03/01/95
     0
    5080015758                           O            02/01/25
    0


    1406771          943/728             F          386,250.00
    ZZ
    SHEN                PHILIP   Y       360        385,888.14
     1
1


    9600 NW 43 STREET                  9.750          3,318.48
    75
                                       9.500          3,318.48
 515,000.00
    CORAL SPRINGS    FL   33065          5            01/25/95
    00
    0380105701                           05           03/01/95
     0
    5080015794                           O            02/01/25
    0


    1406772          943/728             F          322,000.00
    ZZ
    DERRICK             DAVID    A       360        321,849.77
     1
    154 W CRESTLYN DRIVE               9.750          2,766.48
    89
                                       9.500          2,766.48
 363,000.00
    YORK             PA   17402          2            02/10/95
    04
    0380104027                           05           04/01/95
    25
    5080015800                           O            03/01/25
    0


    1406773          943/728             F          230,000.00
    ZZ
    HORTIS              SCOTT    A       360        229,784.52
     1
    18 TROWBRIDGE COURT                9.750          1,976.06
    88
                                       9.500          1,976.06
 262,000.00
    SIMPSONVILLE     SC   29681          1            01/31/95
    04
    0380106303                           03           03/01/95
    25
    5080015806                           O            02/01/25
    0


    1406775          943/728             F          485,500.00
    ZZ
    HATTERICK           P        K       360        484,994.68
     1
    35 OLD MARYLAND CHASE              9.250          3,994.09
    67
                                       9.000          3,994.09
 725,000.00
    ATLANTA          GA   30327          1            01/30/95
    00
    0380104050                           05           03/01/95
     0
    5080015849                           O            02/01/25
    0


    1406777          943/728             F          249,000.00
    ZZ
    ALLEN               DANIEL   E       360        248,867.49
     1
    212 MOORE AVENUE, SOUTHEAST        9.125          2,025.95
    70
                                       8.875          2,025.95
 359,000.00
    VIENNA           VA   22180          1            02/24/95
    00
    0380105321                           05           04/01/95
     0
    5080015901                           O            03/01/25
    0


    1406778          943/728             F          225,000.00
    ZZ
    HALL                RUSSELL  K       360        224,476.54
     1
    21 CALLE CIENEGA                   8.750          1,770.08
    90
                                       8.500          1,770.08
 251,000.00
    PLACITAS         NM   87043          1            11/22/94
    04
    0380104092                           03           01/01/95
    20
1


    5080015928                           O            12/01/24
    0


    1406779          943/728             F          655,000.00
    T
    MONTESI             TERRY    R       360        654,660.43
     1
    2101 BRADFORD PARK                 9.250          5,388.53
    66
                                       9.000          5,388.53
1,000,000.00
    FORT WORTH       TX   76107          2            02/03/95
    00
    0380104100                           05           04/01/95
     0
    5080015956                           O            03/01/25
    0


    1406780          943/728             F          260,000.00
    ZZ
    PARDY               WILLIAM  J       360        259,749.85
     1
    801 FAVER DRIVE                    9.625          2,209.97
    74
                                       9.375          2,209.97
 353,000.00
    CASTLE ROCK      CO   80104          4            01/30/95
    00
    0380105743                           05           03/01/95
     0
    5080015981                           O            02/01/25
    0


    1406781          943/728             F          407,000.00
    ZZ
    HEARD               JEFFREY  S       360        406,576.38
     1
    RT 6 BOX 55                        9.250          3,348.29
    66
                                       9.000          3,348.29
 625,000.00
    OZARK            MO   65721          4            01/20/95
    00
    0380106261                           05           03/01/95
     0
    5080016011                           O            02/01/25
    0


    1406783          943/728             F          342,000.00
    ZZ
    COLGAN              PETER    C       360        341,634.63
     1
    172 OLD BILLERICA ROAD             9.125          2,782.62
    90
                                       8.875          2,782.62
 380,000.00
    BEDFORD          MA   01730          1            01/20/95
    14
    0380105347                           05           03/01/95
    17
    5080016056                           O            02/01/25
    0


    1406785          943/728             F          225,000.00
    ZZ
    CROMER              TIEN             360        224,794.72
     1
    796 SOUTH WOLFE ROAD               9.875          1,953.78
    90
                                       9.625          1,953.78
 250,000.00
    SUNNYVALE        CA   94086          1            01/03/95
    14
    0380104340                           05           03/01/95
    25
    5080016106                           O            02/01/25
    0


1


    1406786          943/728             F          252,000.00
    ZZ
    PURVIS              EDWARD   F       360        251,605.04
     1
    659 MAPLE GLEN CIRCLE              9.250          2,073.14
    80
                                       9.000          2,073.14
 315,495.00
    MAPLE GLEN       PA   19002          1            12/30/94
    00
    0380105362                           05           02/01/95
     0
    5080016128                           O            01/01/25
    0


    1406787          943/728             F          430,700.00
    ZZ
    HIGGINS             MARTIN   V       360        430,263.30
     1
    7 NEW LONDON COURT                 9.375          3,582.34
    80
                                       9.125          3,582.34
 538,454.00
    VOORHEES         NJ   08043          1            01/23/95
    00
    0380105388                           03           03/01/95
     0
    5080016148                           O            02/01/25
    0


    1406788          943/728             F          241,050.00
    ZZ
    GEIER               BARBARA  K       360        240,918.30
     1
    4620 BERKELEY WALK POINT           9.000          1,939.54
    90
                                       8.750          1,939.54
 267,835.00
    DULUTH           GA   30136          1            02/24/95
    19
    0380104555                           03           04/01/95
    25
    5080016247                           O            03/01/25
    0


    1406789          943/728             F          420,000.00
    ZZ
    PASTO               MATTHEW  E       360        419,764.54
     1
    3204 SAW MILL ROAD                 8.875          3,341.71
    74
                                       8.625          3,341.71
 569,000.00
    NEWTOWN SQUARE   PA   19073          1            02/09/95
    00
    0380104688                           05           04/01/95
     0
    5080016343                           O            03/01/25
    0


    1406791          943/728             F          349,600.00
    ZZ
    ALLEN               MARK     D       360        349,404.01
     1
    2936 MILTON AVENUE                 8.875          2,781.57
    80
                                       8.625          2,781.57
 437,048.00
    DALLAS           TX   75205          1            02/03/95
    00
    0380105685                           05           04/01/95
     0
    5080016569                           O            03/01/25
    0


    1406792          943/728             F          220,450.00
    ZZ
    GARCIA              AURELIO          360        220,335.71
     1
    42 PETRA DRIVE                     9.250          1,813.59
    90
                                       9.000          1,813.59
 245,000.00
1


    MORGANVILLE      NJ   07751          1            02/24/95
    10
    0380105180                           05           04/01/95
    25
    5080016601                           O            03/01/25
    0


    1406793          943/728             F          225,600.00
    ZZ
    TIGGES              STEFAN           360        225,479.94
     1
    1538 EMORY ROAD                    9.125          1,835.56
    80
                                       8.875          1,835.56
 282,000.00
    ATLANTA          GA   30306          1            02/27/95
    00
    0380105255                           05           04/01/95
     0
    5080016855                           O            03/01/25
    0


    1406794          943/728             F           54,000.00
    ZZ
    THOMAS              SILORNA          360         53,949.40
   365
    340 EAST 93RD STREET 18K           9.750            463.95
    90
                                       9.500            463.95
  60,000.00
    NEW YORK         NY   10128          1            01/30/95
    10
    0380103938                           11           03/01/95
    25
    5090005885                           O            02/01/25
    0


    1406795          943/728             F          480,000.00
    ZZ
    LEE                 HENRY    P       360        479,776.05
     1
    6784 W KNOLLWOOD CIRCLE            9.750          4,123.95
    80
                                       9.500          4,123.95
 605,000.00
    WEST BLOOMFIELD  MI   48322          2            02/01/95
    00
    0380103946                           03           04/01/95
     0
    5090005909                           O            03/01/25
    0


    1406796          943/728             F          332,000.00
    ZZ
    CHASE               BARBARA  A       360        331,827.88
     1
    134 DRAPER ROAD                    9.250          2,731.29
    57
                                       9.000          2,731.29
 587,000.00
    WAYLAND          MA   01778          5            02/08/95
    00
    0380105263                           05           04/01/95
     0
    5090005942                           O            03/01/25
    0


    1406797          943/728             F          207,900.00
    ZZ
    CARTER              WILLIAM  W       360        207,786.43
     1
    20627 MIDDLECREEK COURT            9.000          1,672.82
    90
                                       8.750          1,672.82
 231,000.00
    STERLING         VA   20165          1            02/24/95
    21
    0380105420                           03           04/01/95
    25
    5090005992                           O            03/01/25
    0
1




    1406798          943/728             F          261,250.00
    ZZ
    WAYCHOFF            MICHAEL          360        261,110.97
     1
    159 CLAREMONT ROAD                 9.125          2,125.62
    95
                                       8.875          2,125.62
 275,000.00
    BERNARDSVILLE    NJ   07924          1            02/14/95
    14
    0380105610                           05           04/01/95
    30
    5090006099                           O            03/01/25
    0


    1406799          943/728             F          300,000.00
    ZZ
    SCHRON              AVI              360        300,000.00
     1
    1459 EAST 18TH STREET              9.250          2,468.03
    66
                                       9.000          2,468.03
 455,000.00
    BROOKLYN         NY   11230          1            03/02/95
    00
    0380105297                           05           05/01/95
     0
    5090006134                           O            04/01/25
    0


    1406803          375/375             F          300,000.00
    ZZ
    KANE                KEITH    R       360        299,831.81
     1
    5232 EAST LONG LANE                8.875          2,386.94
    75
                                       8.625          2,386.94
 400,000.00
    LITTLETON        CO   80122          1            02/28/95
    00
    374057                               01           04/01/95
     0
    374057                               O            03/01/25
    0


    1406805          249/249             F          337,500.00
    ZZ
    GOLDMAN             ROBERT           360        337,500.00
     1
    68 HAYLOFT LANE                    9.625          2,868.71
    75
                                       9.375          2,868.71
 450,000.00
    ROSLYN HEIGHTS   NY   11577          2            03/07/95
    00
    606049118                            05           05/01/95
     0
    606049118                            O            04/01/25
    0


    1406812          375/375             F           59,750.00
    ZZ
    LEUTSCH             LARRY    E       360         59,687.80
     1
    7925 LARIAT CIRCLE                 9.250            491.55
    70
                                       9.000            491.55
  85,400.00
    BROKEN ARROW     OK   74014          1            01/18/95
    00
    369222                               05           03/01/95
     0
    369222                               O            02/01/25
    0


    1406816          375/375             F          322,000.00
    ZZ
    FREEMAN-LAROSA      NORMA            360        322,000.00
     1
1


    61 PRESIDIO AVENUE                 9.625          2,736.97
    75
                                       9.375          2,736.97
 430,000.00
    CORTE MADERA     CA   94925          1            03/01/95
    00
    373571                               05           05/01/95
     0
    373571                               O            04/01/25
    0


    1406820          375/375             F          285,000.00
    ZZ
    BUSTAMANTE          PABLO    V       360        284,460.50
     1
    105 CAS-HILLS DRIVE                9.750          2,448.60
    95
                                       9.500          2,448.60
 300,000.00
    SAN ANTONIO      TX   78213          1            01/25/95
    04
    370339                               05           03/01/95
    30
    370339                               O            02/01/25
    0


    1406823          375/375             F          259,200.00
    ZZ
    HEDEEN              DANIEL   E       360        259,069.11
     1
    12860 NW CREEKSIDE DRIVE           9.375          2,155.89
    80
                                       9.125          2,155.89
 324,000.00
    PORTLAND         OR   97229          1            02/24/95
    00
    372713                               05           04/01/95
     0
    372713                               O            03/01/25
    0


    1406824          757/757             F          403,400.00
    ZZ
    VEAL                MARSHALL D       350        403,400.00
     1
    4509 EDGEMERE TRACE                9.500          3,409.39
    80
                                       9.125          3,409.39
 504,271.00
    MARIETTA         GA   30062          1            03/15/95
    00
    2276020                              03           05/01/95
     0
    2276020                              O            06/01/24
    0


    1406827          375/375             F          223,600.00
    ZZ
    TOLAND              MICHAEL          360        223,492.88
     1
    2134 DESERT CREEK AVENUE           9.625          1,900.58
    80
                                       9.375          1,900.58
 281,000.00
    SIMI VALLEY      CA   93063          1            02/21/95
    00
    320432                               05           04/01/95
     0
    320432                               O            03/01/25
    0


    1406897          429/429             F          189,900.00
    ZZ
    ELEFTHERIO          MELANIE  L       360        189,735.71
     3
    20 PARK STREET                    10.125          1,684.08
    90
                                       9.875          1,684.08
 211,000.00
    CHARLESTOWN      MA   02129          1            01/19/95
    14
    94126418                             05           03/01/95
    20
1


    94126418                             O            02/01/25
    0


    1406898          429/429             F          300,000.00
    ZZ
    CASALE              GERARD   M       360        299,354.08
     2
    21 KERRY LANE                      9.125          2,440.90
    80
                                       8.875          2,440.90
 375,000.00
    STATEN ISLAND    NY   10307          1            11/07/94
    00
    93100589                             05           01/01/95
     0
    93100589                             O            12/01/24
    0


    1406899          429/429             F          260,000.00
    ZZ
    GERSTENLAUER        JOHN     M       360        259,714.89
     1
    75 CANTERBURY LANE                 9.000          2,092.02
    79
                                       8.750          2,092.02
 333,000.00
    EAST GREENWICH   RI   02818          1            01/25/95
    00
    94063578                             05           03/01/95
     0
    94063578                             O            02/01/25
    0


    1406901          429/429             F          400,000.00
    ZZ
    ZAZZARO             FRANK    J       360        399,572.64
     1
    10 LOVEYS DRIVE                    9.125          3,254.54
    75
                                       8.875          3,254.54
 540,000.00
    FLORHAM PARK     NJ   07932          1            01/26/95
    00
    94037165                             05           03/01/95
     0
    94037165                             O            02/01/25
    0


    1406909          052/052             F          298,500.00
    ZZ
    HALPERN             RICHARD  G       360        298,500.00
     1
    44 FERNHILL ROAD                   9.625          2,537.22
    75
                                       9.375          2,537.22
 398,000.00
    SPRINGFIELD      NJ   07081          1            03/02/95
    00
    286262                               05           05/01/95
     0
    286262                               O            04/01/25
    0


    1406910          052/052             F          222,000.00
    ZZ
    MULLER              ROBERT   J       360        221,896.42
     1
    16 MILL CREEK ROAD                 9.750          1,907.33
    80
                                       9.500          1,907.33
 277,612.00
    SPARTA           NJ   07871          1            02/17/95
    00
    298729                               05           04/01/95
     0
    298729                               O            03/01/25
    0


1


    1406912          052/052             F          248,750.00
    ZZ
    FEHR JR             JOHN     K       360        248,636.99
     1
    14398 EAST SHEPHERD AVENUE         9.875          2,160.02
    71
                                       9.625          2,160.02
 352,500.00
    CLOVIS           CA   93611          4            02/10/95
    00
    287930                               03           04/01/95
     0
    287930                               O            03/01/25
    0


    1406957          450/728             F          165,000.00
    ZZ
    NELSON              BRIAN    F       360        164,916.67
     1
    20131 CRATER CIRCLE                9.375          1,372.39
    53
                                       9.125          1,372.39
 315,000.00
    HUNTINGTON BEAC  CA   92646          1            02/15/95
    00
    0380100769                           05           04/01/95
     0
    3734142                              O            03/01/25
    0


    1406971          560/560             F          215,900.00
    ZZ
    NASH                BRUCE    A       360        214,990.48
     1
    810 COLUMBUS AVENUE                9.750          1,854.91
    90
                                       9.500          1,854.91
 239,900.00
    RARITAN          NJ   08869          1            12/05/94
    14
    450043963                            05           02/01/95
    25
    450043963                            O            01/01/25
    0


    1406972          560/560             F          307,350.00
    ZZ
    HERDMAN             ROBERT   A       360        306,692.21
     1
    132 MONTFORT DRIVE                 9.250          2,528.49
    77
                                       9.000          2,528.49
 399,240.00
    MONTGOMERY TWP   NJ   08502          1            12/29/94
    00
    450058318                            05           02/01/95
     0
    450058318                            O            01/01/25
    0


    1406973          560/560             F          152,000.00
    ZZ
    ALESSI              MICHAEL  J       360        151,837.61
     1
    20 SPRINGHOUSE DRIVE               9.125          1,236.72
    73
                                       8.875          1,236.72
 208,550.00
    MEDFORD TWP.     NJ   08055          1            01/27/95
    00
    450072525                            05           03/01/95
     0
    450072525                            O            02/01/25
    0


    1406974          560/560             F          162,000.00
    ZZ
    MAY                 JEFFREY  P       360        161,831.39
     2
    2624 WROXTON                       9.250          1,332.73
    90
                                       9.000          1,332.73
 180,000.00
1


    HOUSTON          TX   77005          1            01/30/95
    10
    450073572                            05           03/01/95
    25
    450073572                            O            02/01/25
    0


    1406975          560/560             F          224,800.00
    ZZ
    MCGOORTY            WILLIAM  G       360        224,577.98
     1
    40 STONEHEDGE DRIVE                9.500          1,890.24
    90
                                       9.250          1,890.24
 249,833.00
    EAST WINDSOR     NJ   08520          1            01/30/95
    14
    450073895                            05           03/01/95
    25
    450073895                            O            02/01/25
    0


    1406976          560/560             F          255,000.00
    ZZ
    WOLFE               TONY     K       360        254,734.60
     1
    CONSCIENCE MEADOW PATH             9.250          2,097.82
    60
                                       9.000          2,097.82
 425,000.00
    SETAUKET         NY   11733          4            01/31/95
    00
    450078340                            05           03/01/95
     0
    450078340                            O            02/01/25
    0


    1406977          560/560             F          282,750.00
    ZZ
    CRAWFORD            PATRICK  N       360        282,614.54
     1
    4200 RANCHO BENITO NW              9.625          2,403.35
    75
                                       9.375          2,403.35
 377,000.00
    ALBUQUERQUE      NM   87120          4            02/10/95
    00
    450080734                            05           04/01/95
     0
    450080734                            O            03/01/25
    0


    1406978          560/560             F           86,000.00
    ZZ
    ROBSON              PHILIP   B       360         85,957.70
     1
    1000 CREEK FRONT COURT             9.500            723.13
    64
                                       9.250            723.13
 134,450.00
    WILLOW SPRINGS   NC   27592          4            02/14/95
    00
    450080858                            05           04/01/95
     0
    450080858                            O            03/01/25
    0


    1406979          560/560             F        1,000,000.00
    ZZ
    RUTH                COREY    K       360        999,495.01
     1
    1200 FARVIEW ROAD                  9.375          8,317.49
    59
                                       9.125          8,317.49
1,706,310.00
    VILLANOVA        PA   19085          4            02/16/95
    00
    450082656                            03           04/01/95
     0
    450082656                            O            03/01/25
    0
1




    1406980          560/560             F          150,000.00
    ZZ
    SANTOS              JEFFREY          360        149,926.22
     1
    56 DEVON LANE                      9.500          1,261.28
    75
                                       9.250          1,261.28
 200,000.00
    CLARK            NJ   07066          1            02/17/95
    00
    450083704                            05           04/01/95
     0
    450083704                            O            03/01/25
    0


    1406981          560/560             F          218,400.00
    ZZ
    BASHAM              TONY     A       360        218,289.71
     1
    11 SADDLEBROOK DRIVE               9.375          1,816.54
    85
                                       9.125          1,816.54
 257,000.00
    WASHINGTON       NJ   07882          1            02/20/95
    04
    450084363                            05           04/01/95
    20
    450084363                            O            03/01/25
    0


    1406982          560/560             F          365,000.00
    ZZ
    OSTAD               AZIN             360        364,820.46
     1
    21 HICKORY DRIVE                   9.500          3,069.12
    69
                                       9.250          3,069.12
 535,500.00
    GREAT NECK       NY   11021          1            02/21/95
    00
    450084611                            05           04/01/95
     0
    450084611                            O            03/01/25
    0


    1406983          560/560             F          276,100.00
    ZZ
    TAYLOR              RICHARD  T       360        275,949.19
     1
    105 TWIN CREEK LANE                9.000          2,221.56
    80
                                       8.750          2,221.56
 345,150.00
    KENNETT SQUARE   PA   19348          1            02/21/95
    00
    450084793                            03           04/01/95
     0
    450084793                            O            03/01/25
    0


    1406984          560/560             F          269,700.00
    ZZ
    MARSHALL            MICHAEL  J       360        266,361.98
     1
    15 SHEPHERD HILL ROAD              9.375          2,243.23
    90
                                       9.125          2,243.23
 299,700.00
    BEDFORD          NH   03110          1            02/22/95
    14
    450085071                            05           04/01/95
    25
    450085071                            O            03/01/25
    0


    1406985          560/560             F          100,000.00
    ZZ
    MAGLIULO            ROBERT           360         99,945.38
     1
1


    815 CENTER STREET                  9.000            804.62
    65
                                       8.750            804.62
 155,000.00
    MIDDLETOWN       NJ   07701          1            02/23/95
    00
    450085550                            05           04/01/95
     0
    450085550                            O            03/01/25
    0


    1406986          560/560             F          376,800.00
    ZZ
    NISTA               JOHN     M       360        376,599.48
     1
    6 ASTON CIRCLE                     9.125          3,065.77
    80
                                       8.875          3,065.77
 471,000.00
    HOCKESSIN        DE   19707          1            02/24/95
    00
    450086699                            03           04/01/95
     0
    450086699                            O            03/01/25
    0


    1406987          560/560             F          101,000.00
    ZZ
    BURNHAM             JOHN     C       360        100,947.64
     1
    1088 PORTSIDE DRIVE                9.250            830.90
    67
                                       9.000            830.90
 152,900.00
    CORDOVA          TN   38018          1            02/24/95
    00
    450087085                            03           04/01/95
     0
    450087085                            O            03/01/25
    0


    1406988          560/560             F          284,800.00
    ZZ
    BENZEL              MARK     A       360        284,656.18
     1
    1045 CHERRY AVENUE                 9.375          2,368.82
    80
                                       9.125          2,368.82
 356,000.00
    SAN JOSE         CA   95125          2            02/14/95
    00
    450088356                            05           04/01/95
     0
    450088356                            O            03/01/25
    0


    1406989          560/560             F          290,000.00
    ZZ
    BARRETO III         ALBERT           360        289,841.59
     1
    1103 SAWMILL GULCH ROAD            9.000          2,333.41
    72
                                       8.750          2,333.41
 405,000.00
    PEBBLE BEACH     CA   93953          1            02/16/95
    00
    450088471                            05           04/01/95
     0
    450088471                            O            03/01/25
    0


    1406990          560/560             F          204,850.00
    ZZ
    SENDRO              PAUL     J       360        204,735.16
     1
    198 CINNABAR LANE                  8.875          1,629.88
    79
                                       8.625          1,629.88
 259,621.00
    YARDLEY          PA   19067          1            02/28/95
    00
    450090170                            05           04/01/95
     0
1


    450090170                            O            03/01/25
    0


    1406991          560/560             F          211,000.00
    ZZ
    DENNEHY             TIMOTHY          360        211,000.00
     1
    159-39 90TH ST                     9.250          1,735.85
    75
                                       9.000          1,735.85
 283,000.00
    HOWARD BEACH     NY   11414          1            03/01/95
    00
    450090246                            05           05/01/95
     0
    450090246                            O            04/01/25
    0


    1406992          560/560             F          413,600.00
    ZZ
    DUDEK               MICHAEL  H       360        413,379.89
     1
    1179 HARMONY HILL ROAD             9.125          3,365.19
    80
                                       8.875          3,365.19
 517,000.00
    DOWNINGTOWN      PA   19335          1            02/28/95
    00
    450090303                            05           04/01/95
     0
    450090303                            O            03/01/25
    0


    1406993          560/560             F          250,000.00
    ZZ
    ROULEAU             ROBERT   P       360        249,866.96
     1
    10822 EAST SUTHERLAND WAY          9.125          2,034.08
    73
                                       8.875          2,034.08
 342,776.00
    SCOTTSDALE       AZ   85255          4            02/24/95
    00
    450091186                            03           04/01/95
     0
    450091186                            O            03/01/25
    0


    1406994          560/560             F          379,000.00
    ZZ
    FOSTER              GEORGE   P       360        379,000.00
     1
    6100 BOHLYSVILLE ROAD              9.250          3,117.94
    63
                                       9.000          3,117.94
 605,000.00
    MILLSTADT        IL   62260          2            02/27/95
    00
    450092473                            05           05/01/95
     0
    450092473                            O            04/01/25
    0


    1406995          560/560             F          202,500.00
    ZZ
    GRECI               HAROLD   J       360        202,500.00
     1
    10081 COOL SPRINGS ROAD            9.375          1,684.29
    75
                                       9.125          1,684.29
 270,000.00
    MECHANICSVILLE   VA   23111          1            03/03/95
    00
    450092614                            05           05/01/95
     0
    450092614                            O            04/01/25
    0


1


    1406996          560/560             F          441,000.00
    ZZ
    RODRIGUEZ           ROBERTO          360        441,000.00
     1
    83 MOUNTAIN AVENUE                 9.500          3,708.17
    90
                                       9.250          3,708.17
 490,000.00
    WEST ORANGE      NJ   07052          1            03/03/95
    04
    450092663                            05           05/01/95
    30
    450092663                            O            04/01/25
    0


    1406997          560/560             F          220,800.00
    ZZ
    VER HELST           STEVEN   J       360        220,800.00
     1
    10800 CORONA AVENUE NE             9.250          1,816.47
    80
                                       9.000          1,816.47
 276,000.00
    ALBUQUERQUE      NM   87122          1            03/03/95
    00
    450092838                            05           05/01/95
     0
    450092838                            O            04/01/25
    0


    1406998          560/560             F          405,000.00
    T
    MORITZ              JAMES    W       360        405,000.00
     1
    0226 SAWATCH DRIVE                 9.125          3,295.21
    80
                                       8.875          3,295.21
 506,915.00
    EDWARDS          CO   81632          1            03/03/95
    00
    450092853                            03           05/01/95
     0
    450092853                            O            04/01/25
    0


    1406999          560/560             F          160,850.00
    ZZ
    GUTFLAIS            ITSIK            360        160,850.00
     1
    141-25 72ND DRIVE                  9.500          1,352.51
    75
    FLUSHING                           9.250          1,352.51
 214,500.00
    QUEENS           NY   11367          1            03/06/95
    00
    450093265                            05           05/01/95
     0
    450093265                            O            04/01/25
    0


    1407000          560/560             F          110,000.00
    ZZ
    HUGHES              MARY     C       360        110,000.00
     1
    1179 WASHINGTON STREET             9.750            945.07
    68
                                       9.500            945.07
 163,000.00
    GLOUCESTER       MA   01930          1            03/08/95
    00
    450093877                            05           05/01/95
     0
    450093877                            O            04/01/25
    0


    1407001          560/560             F          118,400.00
    T
    HARDIN              MICHAEL  T       360        118,400.00
     1
    18 HUNTER HILL RD. U#J304          9.250            974.05
    80
                                       9.000            974.05
 148,000.00
1


    MT CRESTED BUTT  CO   81225          1            03/10/95
    00
    450095450                            01           05/01/95
     0
    450095450                            O            04/01/25
    0


    1407002          560/560             F          232,650.00
    ZZ
    WHEATLEY            JOSEPH   G       360        232,650.00
     1
    348 SAN VICENTE LANE               8.875          1,851.07
    95
                                       8.625          1,851.07
 244,900.00
    ANAHEIM          CA   92807          1            03/10/95
    10
    450097290                            01           05/01/95
    30
    450097290                            O            04/01/25
    0


    1407008          A50/A50             F          237,500.00
    ZZ
    SIMPSON             L        C       360        237,500.00
     1
    3852 BROOK HOLLOW LANE             9.625          2,018.72
    95
                                       9.375          2,018.72
 250,000.00
    BIRMINGHAM       AL   35243          1            03/15/95
    11
    10616                                05           05/01/95
    30
    10616                                O            04/01/25
    0


    1407587          158/158             F          272,700.00
    ZZ
    WITHERS             THOMAS   B       360        272,572.77
     1
    8862 MAC COVE                      9.750          2,342.92
    90
                                       9.500          2,342.92
 303,000.00
    GERMANTOWN       TN   38138          1            02/24/95
    11
    2543999                              05           04/01/95
    20
    2543999                              O            03/01/25
    0


    1407600          324/728             F          250,000.00
    ZZ
    DYSON               LEROY    F       360        250,000.00
     1
    1946 OAKSHIRE LANE                 9.625          2,124.98
    75
                                       9.375          2,124.98
 335,000.00
    SANDY            UT   84092          5            03/15/95
    00
    0380101106                           05           05/01/95
     0
    502753                               O            04/01/25
    0


    1407611          439/439             F          220,000.00
    ZZ
    HARRIS              PAUL     A       360        220,000.00
     1
    2323 ASHLEY ROAD AKA 910 GEM L     9.050          1,778.10
    80
                                       8.800          1,778.10
 275,000.00
    RAMONA           CA   92065          1            03/15/95
    00
    1769645                              05           05/01/95
     0
    1769645                              O            04/01/25
    0
1




    1407617          439/439             F          336,000.00
    ZZ
    KELLEY              JOSEPH   E       360        336,000.00
     1
    3765 GREENHILL ROAD                8.950          2,691.46
    80
                                       8.700          2,691.46
 420,000.00
    PASADENA         CA   91107          1            03/03/95
    00
    1767612                              05           05/01/95
     0
    1767612                              O            04/01/25
    0


    1407619          439/439             F          244,800.00
    ZZ
    BUSTIN              BLANCHE          360        244,800.00
     1
    41935 CALLE CABRILLO               9.200          2,005.05
    80
                                       8.950          2,005.05
 306,000.00
    TEMECULA         CA   92592          2            03/14/95
    00
    17641416                             05           05/01/95
     0
    17641416                             O            04/01/25
    0


    1407620          083/728             F          299,500.00
    ZZ
    FRICKE              THOMAS   S       360        299,344.74
     1
    540 CROYDON LANE                   9.250          2,463.91
    90
                                       9.000          2,463.91
 333,000.00
    ALPHARETTA       GA   30202          1            02/17/95
    14
    0380102229                           05           04/01/95
    27
    1081320                              O            03/01/25
    0


    1407632          439/439             F          220,000.00
    ZZ
    FEMENIA             JOSE             360        220,000.00
     1
    174 CONNETQUOT DRIVE               8.450          1,683.83
    68
                                       8.200          1,683.83
 324,000.00
    OAKDALE          NY   11769          1            03/17/95
    00
    1756282                              05           05/01/95
     0
    1756282                              O            04/01/25
    0


    1407639          083/728             F          217,600.00
    ZZ
    LEFFERT             RUSSELL  W       360        217,600.00
     1
    50 REINMAN ROAD                    9.500          1,829.70
    80
                                       9.250          1,829.70
 275,000.00
    WARREN           NJ   07059          1            03/14/95
    00
    0380102203                           05           05/01/95
     0
    1080206                              O            04/01/25
    0


    1407643          083/728             F          297,000.00
    ZZ
    LEVIN               JOHN     R       360        297,000.00
     1
1


    609 IROQUOIS STREET                9.625          2,524.47
    84
                                       9.375          2,524.47
 355,000.00
    ORADELL          NJ   07649          1            03/10/95
    14
    0380102211                           05           05/01/95
    22
    1080289                              O            04/01/25
    0


    1407645          324/728             F          298,000.00
    ZZ
    TOGNI               MARTIN           360        298,000.00
     1
    16952 BOLERO LANE                  8.875          2,371.03
    80
                                       8.625          2,371.03
 372,500.00
    HUNTINGTON BEAC  CA   92649          1            03/15/95
    00
    0380101064                           05           05/01/95
     0
    5027818                              O            04/01/25
    0


    1407649          083/728             F          258,750.00
    ZZ
    DANIEL              CARL             360        258,622.73
     1
    6700 MORROWICK CIRCLE DRIVE        9.500          2,175.71
    94
                                       9.250          2,175.71
 277,000.00
    CHARLOTTE        NC   28226          1            02/24/95
    10
    0380102195                           05           04/01/95
    27
    986817                               O            03/01/25
    0


    1407652          637/728             F          226,100.00
    ZZ
    HIETT               MICHAEL  W       360        226,100.00
     1
    445 GREENWOOD DRIVE                9.000          1,819.26
    95
                                       8.750          1,819.26
 238,000.00
    SANTA CLARA      CA   95054          1            03/02/95
    21
    0380101932                           05           05/01/95
    30
    3431152                              O            04/01/25
    0


    1407655          637/728             F          245,000.00
    ZZ
    STANSBERRY          DOMENIC          360        245,000.00
     1
    100 PALM AVENUE                    9.000          1,971.33
    54
                                       8.750          1,971.33
 459,000.00
    CORTE MADERA     CA   94925          1            03/06/95
    00
    0380101700                           05           05/01/95
     0
    3500519                              O            04/01/25
    0


    1407659          686/686             F           98,000.00
    ZZ
    MELENDEZ            ESTUARDO J       360         98,000.00
     1
    655 NW 158 AVE                     9.375            815.12
    75
                                       9.125            815.12
 132,000.00
    PEMBROKE PINES   FL   33028          1            03/10/95
    00
    30815976956                          03           05/01/95
     0
1


    30815976956                          O            04/01/25
    0


    1407662          686/686             F          110,250.00
    ZZ
    LOOK                BRENT    A       360        110,250.00
     1
    10600 NW 6TH COURT                 9.500            927.05
    75
                                       9.250            927.05
 147,000.00
    PLANTATION       FL   33324          1            03/17/95
    00
    30816862122                          05           05/01/95
     0
    30816862122                          O            04/01/25
    0


    1407673          249/249             F          314,250.00
    ZZ
    WINTER              CONSTANCE        360        314,250.00
     1
    14 TALON WAY                      10.000          2,757.77
    75
                                       9.750          2,757.77
 419,000.00
    DIX HILLS        NY   11746          1            03/21/95
    00
    606060875                            05           05/01/95
     0
    606060875                            O            04/01/25
    0


    1407674          158/158             F          220,000.00
    ZZ
    TOSCANO             STEPHEN          360        220,000.00
     1
    1039 86TH STREET                   9.375          1,829.85
    90
                                       9.125          1,829.85
 245,000.00
    BROOKLYN         NY   11228          1            03/03/95
    04
    2540516                              05           05/01/95
    20
    2540516                              O            04/01/25
    0


    1407676          083/728             F           84,000.00
    ZZ
    RAMUDIT             ROOPNARIN        360         83,790.10
     1
    103-04 LEFFERTS BOULEVARD          9.500            706.32
    70
                                       9.250            706.32
 120,000.00
    RICHMOND HILL    NY   11419          1            10/13/94
    00
    0380102336                           05           12/01/94
     0
    1072193                              O            11/01/24
    0


    1407678          083/728             F          106,200.00
    ZZ
    ORTIZ, JR.          GABRIEL          360        105,941.49
     1
    2931 MILES AVENUE                  9.625            902.69
    60
                                       9.375            902.69
 177,000.00
    BRONX            NY   10465          1            10/11/94
    00
    0380102344                           02           12/01/94
     0
    1069449                              O            11/01/24
    0


1


    1407679          083/728             F          307,400.00
    ZZ
    SWEET               JAMES    G       360        307,088.31
     1
    47 HILLRISE                        9.375          2,556.80
    80
                                       9.125          2,556.80
 384,292.00
    AREA OF DOVE CA  CA   92679          1            01/19/95
    00
    0380102260                           03           03/01/95
     0
    1080459                              O            02/01/25
    0


    1407680          083/728             F          225,000.00
    ZZ
    MORIARTY            DEBORAH  M       360        224,628.54
     1
    312 GRANDE RIVER BOULEVARD         9.000          1,810.40
    90
                                       8.750          1,810.40
 252,000.00
    DOVER TOWNSHIP   NJ   08755          1            12/16/94
    04
    0380102302                           05           02/01/95
    22
    1075717                              O            01/01/25
    0


    1407682          A06/728             F          211,500.00
    ZZ
    BARNHART            CRAIG    T       360        211,500.00
     1
    310 WESTCHESTER WAY                9.625          1,797.73
    90
                                       9.375          1,797.73
 235,000.00
    BIRMINGHAM       MI   48009          1            03/27/95
    11
    0380101486                           05           05/01/95
    25
    001000950000358                      O            04/01/25
    0


    1407683          083/728             F          248,000.00
    ZZ
    LAWRENCE            JOHN             360        247,506.22
     1
    121 EAST SKYLINE DRIVE             9.500          2,085.32
    80
                                       9.250          2,085.32
 310,000.00
    LA HABRA HEIGHT  CA   90631          1            11/17/94
    00
    0380102252                           05           01/01/95
     0
    1073372                              O            12/01/24
    0


    1407685          083/728             F          115,500.00
    T
    WEISBART            DAPHNE           360        115,187.94
     1
    TOWN FARM ROAD                     9.125            939.75
    70
                                       8.875            939.75
 165,000.00
    LUDLOW           VT   05149          1            10/28/94
    00
    0380102435                           05           12/01/94
     0
    1074174                              O            11/01/24
    0


    1407693          163/728             F          240,000.00
    ZZ
    STONE JR.           WALTER   V       360        239,762.97
     1
    LOT #1 FORSYTHIA DRIVE             9.500          2,018.05
    70
                                       9.250          2,018.05
 343,957.00
1


    WALPOLE          MA   02081          1            01/27/95
    00
    0380101866                           05           03/01/95
     0
    0371506383                           O            02/01/25
    0


    1407695          163/728             F          213,750.00
    ZZ
    ASHTON              JACKLYN          360        213,217.99
     1
    69 UPLAND ROAD                     9.125          1,739.14
    90
                                       8.875          1,739.14
 237,500.00
    WINTHROP         MA   02152          1            11/28/94
    04
    0380101783                           05           01/01/95
    17
    0371565382                           O            12/01/24
    0


    1407698          083/728             F          246,400.00
    ZZ
    KARLOS              MILTIADESL       360        246,013.83
     1
    4905 SUNSET FOREST CIRCLE          9.250          2,027.07
    80
                                       9.000          2,027.07
 308,000.00
    HOLLY SPRINGS    NC   27540          1            12/06/94
    00
    0380102310                           03           02/01/95
     0
    1064497                              O            01/01/25
    0


    1407699          163/728             F          304,000.00
    ZZ
    BLAZAR              STEVEN   L       360        303,345.50
     1
    252 FREEMAN PARKWAY                9.125          2,473.44
    80
                                       8.875          2,473.44
 380,000.00
    PROVIDENCE       RI   02906          1            11/22/94
    00
    0380101759                           05           01/01/95
     0
    0371566585                           O            12/01/24
    0


    1407704          163/728             F          298,000.00
    ZZ
    WESTCOTT            DAVID    A       360        297,532.95
     1
    56 BORDER ROAD                     9.250          2,451.57
    76
                                       9.000          2,451.57
 392,705.00
    CONCORD          MA   01742          1            12/29/94
    00
    0380101734                           05           02/01/95
     0
    0371569948                           O            01/01/25
    0


    1407707          163/728             F          230,000.00
    ZZ
    DIOGUARDI           ANTHONY  T       360        229,630.00
     1
    67 CHRISTOPHER LANE                9.125          1,871.36
    77
                                       8.875          1,871.36
 300,000.00
    GUILFORD         CT   06437          1            12/27/94
    00
    0380101833                           05           02/01/95
     0
    0371573701                           O            01/01/25
    0
1




    1407710          163/728             F          227,500.00
    ZZ
    PONGRATZ            ERNO     M       360        227,378.93
     1
    20 CEDAR STREET                    9.125          1,851.02
    61
                                       8.875          1,851.02
 375,000.00
    LEXINGTON        MA   02173          2            02/23/95
    00
    0380101817                           05           04/01/95
     0
    0371586293                           O            03/01/25
    0


    1407715          163/728             F          229,500.00
    ZZ
    PUENTE              SALVADOR         360        229,387.11
     1
    75 EDGEMONT ROAD                   9.500          1,929.77
    90
                                       9.250          1,929.77
 255,000.00
    MONTCLAIR        NJ   07043          1            02/10/95
    14
    0380101809                           05           04/01/95
    17
    371641989                            O            03/01/25
    0


    1407722          163/728             F          300,000.00
    ZZ
    DE MARINO           ROBERT           360        299,827.39
     1
    4 COBBLESTONE LANE                 8.750          2,360.11
    58
                                       8.500          2,360.11
 525,000.00
    MORRIS           NJ   07960          1            02/15/95
    00
    0380101858                           05           04/01/95
     0
    371643864                            O            03/01/25
    0


    1407724          163/728             F          223,200.00
    ZZ
    SENERCHIA           PETER            360        222,868.01
     1
    323 NORTH IOWA AVENUE              9.500          1,876.79
    80
                                       9.250          1,876.79
 279,000.00
    MASSAPEQUA       NY   11758          1            12/15/94
    00
    0380102013                           05           02/01/95
     0
    371136711                            O            01/01/25
    0


    1407725          163/728             F           80,000.00
    ZZ
    SWANN               POLLY    L       360         79,752.82
     1
    2170 CENTURY PARK EAST #1501       9.375            665.40
    67
                                       9.125            665.40
 120,000.00
    LOS ANGELES      CA   90067          1            09/21/94
    00
    0380102021                           06           11/01/94
     0
    53844923                             O            10/01/24
    0


    1407727          163/728             F          330,000.00
    ZZ
    SUSAVAGE            BERNARD  A       360        329,828.92
     1
1


    6480 EAST CRABTREE PLACE           9.250          2,714.83
    75
                                       9.000          2,714.83
 440,000.00
    YUMA             AZ   85365          1            02/13/95
    00
    0380102039                           05           04/01/95
     0
    54000119                             O            03/01/25
    0


    1407728          163/728             F          220,000.00
    ZZ
    FOGLE               ELIZABETHA       360        219,894.60
     1
    DUELL HOLLOW ROAD                  9.625          1,869.98
    76
                                       9.375          1,869.98
 290,000.00
    DOVER            NY   12522          1            02/24/95
    00
    0380101999                           05           04/01/95
     0
    371481893                            O            03/01/25
    0


    1407730          163/728             F          101,500.00
    ZZ
    SMITH               WILLIAM  D       360        101,218.61
     1
    5601 NORTH CAMINO DE LA NOCHE      9.000            816.69
    70
                                       8.750            816.69
 145,000.00
    TUCSON           AZ   85718          1            10/17/94
    00
    0380102005                           09           12/01/94
     0
    53844787                             O            11/01/24
    0


    1407732          429/429             F          261,000.00
    ZZ
    FELDNER             EDWARD   S       360        260,748.91
     1
    55 THIRD AVENUE                    9.625          2,218.48
    90
                                       9.375          2,218.48
 290,000.00
    LITTLE FALLS     NJ   07424          1            01/27/95
    04
    94115339                             05           03/01/95
    20
    94115339                             O            02/01/25
    0


    1407735          447/447             F          562,500.00
    ZZ
    CRAMER              ANDREW   A       360        549,012.44
     1
    2 CASTENADA STREET                 9.875          4,884.47
    75
                                       9.625          4,884.47
 750,000.00
    SAN FRANCISCO    CA   94116          2            07/20/91
    00
    825141                               05           09/01/91
     0
    825141                               O            08/01/21
    0


    1407738          447/447             F          500,000.00
    ZZ
    CONWAY              RICHARD  J       360        474,820.01
     1
    36 CROSBY BROWN ROAD              10.250          4,480.51
    50
                                      10.000          4,480.51
1,000,000.00
    GLADWYNE         PA   19035          1            04/08/88
    00
    337853                               05           06/01/88
     0
1


    337853                               O            05/01/18
    0


    1407739          447/447             F          425,000.00
    ZZ
    PLOWFIELD           PHYLLIS  L       360        416,186.34
     1
    347 REGATTA DRIVE                  9.250          3,496.38
    80
                                       9.000          3,496.38
 532,000.00
    JUPITER          FL   33458          1            04/24/92
    00
    380589                               03           06/01/92
     0
    380589                               O            05/01/22
    0


    1407740          447/447             F          340,000.00
    ZZ
    KABAKER             ALAN     C       360        332,662.03
     1
    5141 DENSMORE AVENUE               8.875          2,705.20
    74
                                       8.625          2,705.20
 460,000.00
    ENCINO           CA   91436          2            05/26/92
    00
    439327                               05           07/01/92
     0
    439327                               O            06/01/22
    0


    1407741          447/447             F          255,000.00
    ZZ
    ARGON               CHARLES  F       360        246,777.74
     1
    30912 SUTHERLAND DRIVE            10.875          2,404.37
    75
                                      10.625          2,404.37
 340,000.00
    REDLANDS         CA   92373          2            10/10/89
    00
    450262                               05           12/01/89
     0
    450262                               O            11/01/19
    0


    1407743          163/728             F          230,000.00
    ZZ
    KOBREN              LAWRENCE J       360        228,902.15
     1
    5 BALLSTEN DRIVE                   9.125          1,871.36
    60
                                       8.875          1,871.36
 389,000.00
    WOODBURY         NY   11797          1            12/28/94
    00
    0380101643                           05           02/01/95
     0
    371456459                            O            01/01/25
    0


    1407744          447/447             F          226,800.00
    ZZ
    BEN-MOHA            ROGER            360        210,223.64
     1
    2157 EAST 70TH STREET              9.000          1,824.89
    90
                                       8.750          1,824.89
 252,000.00
    BROOKLYN         NY   11234          1            07/02/92
    04
    452967                               05           09/01/92
    25
    452967                               O            08/01/22
    0


1


    1407745          447/447             F          404,000.00
    ZZ
    BAME                FRED     H       360        395,569.76
     1
    5110 MEADVILLE STREET              8.875          3,214.41
    68
                                       8.625          3,214.41
 600,000.00
    EXCELSIOR        MN   55331          2            06/15/92
    00
    459579                               05           08/01/92
     0
    459579                               O            07/01/22
    0


    1407746          447/447             F          281,000.00
    ZZ
    DEASY               JOHN     P       360        275,121.69
     1
    7001 WEST 85TH STREET              8.500          2,160.65
    72
                                       8.250          2,160.65
 395,000.00
    LOS ANGELES      CA   90045          5            08/21/92
    00
    473470                               05           10/01/92
     0
    473470                               O            09/01/22
    0


    1407747          163/728             F          229,600.00
    ZZ
    GARBER              DMITRI           360        229,373.22
     1
    47 DUTCHESS DRIVE                  9.500          1,930.61
    80
                                       9.250          1,930.61
 287,000.00
    ORANGETOWN       NY   10962          1            01/25/95
    00
    0380101676                           05           03/01/95
     0
    371481880                            O            02/01/25
    0


    1407748          447/447             F          425,000.00
    ZZ
    IVANOV              STEVE            360        414,811.83
     1
    16023 AVENIDA CALMA                9.875          3,690.49
    58
                                       9.625          3,690.49
 738,000.00
    RANCHO SANTA FE  CA   92067          5            07/30/91
    00
    848961                               05           09/01/91
     0
    848961                               O            08/01/21
    0


    1407749          447/447             F          500,000.00
    ZZ
    BERKIN              LARRY            360        488,931.20
     2
    224 LINNIE CANAL                  10.000          4,387.86
    75
                                       9.750          4,387.86
 675,000.00
    VENICE           CA   90291          2            09/12/91
    00
    853365                               05           11/01/91
     0
    853365                               O            10/01/21
    0


    1407750          447/447             F          276,000.00
    ZZ
    ORLOFF              MARTIN   P       360        269,610.84
     1
    9933 WILEY BURKE AVENUE            9.625          2,345.98
    80
                                       9.375          2,345.98
 345,000.00
1


    DOWNEY           CA   90240          5            10/02/91
    00
    855613                               05           12/01/91
     0
    855613                               O            11/01/21
    0


    1407751          163/728             F          244,000.00
    ZZ
    PETERS              MICHAEL          360        243,752.60
     1
    24 PENBROKE AVENUE                 9.375          2,029.47
    80
                                       9.125          2,029.47
 305,000.00
    STATEN ISLAND    NY   10301          1            02/01/95
    00
    0380101650                           05           03/01/95
     0
    371455285                            O            02/01/25
    0


    1407753          447/447             F          252,000.00
    ZZ
    LESTER              STEVEN   C       360        247,403.32
     1
    RR8 BOX 4690                       8.625          1,960.04
    80
                                       8.375          1,960.04
 315,000.00
    RAPID CITY       SD   57702          1            11/12/92
    00
    926844                               05           01/01/93
     0
    926844                               O            12/01/22
    0


    1407755          163/728             F          243,000.00
    ZZ
    LOYOLA              RAFAEL           360        242,867.26
     1
    496 NORTH SIXTH STREET             9.000          1,955.24
    90
                                       8.750          1,955.24
 270,000.00
    NEW HYDE PARK    NY   11040          1            02/22/95
    14
    0380102054                           05           04/01/95
    25
    371460047                            O            03/01/25
    0


    1407756          447/447             F          324,000.00
    ZZ
    KNOP                ROMAN            360        318,418.20
     1
    2585 ARDEE LANE                    8.500          2,491.28
    90
                                       8.250          2,491.28
 360,000.00
    SOUTH SAN FRANC  CA   94080          2            01/11/93
    11
    1016889                              05           03/01/93
    17
    1016889                              O            02/01/23
    0


    1407757          447/447             F          242,000.00
    BB
    HAAKE               KENT     A       360        234,877.54
     1
    210 HOWES DRIVE                    9.375          2,012.83
    80
                                       9.125          2,012.83
 302,500.00
    LOS GATOS        CA   95032          1            12/24/91
    00
    921319                               05           02/01/92
     0
    921319                               O            01/01/22
    0
1




    1407758          163/728             F          245,000.00
    ZZ
    BERLINGIERI         MICHAEL  C       360        244,444.47
     1
    20 ALYSSA COURT                    8.875          1,949.33
    88
                                       8.625          1,949.33
 281,050.00
    HOLBROOK         NY   11741          4            11/15/94
    04
    0380102062                           05           01/01/95
    17
    371446812                            O            12/01/24
    0


    1407761          163/728             F          300,000.00
    ZZ
    HERCUS              RICHARD          360        293,995.24
     1
    87 HEMLOCK DRIVE                   9.375          2,495.25
    65
                                       9.125          2,495.25
 463,769.00
    HOLLAND          PA   18966          1            12/30/94
    00
    0380101981                           05           02/01/95
     0
    371267075                            O            01/01/25
    0


    1407762          163/728             F          211,500.00
    ZZ
    MCLAUGHLIN          FRANCIS  P       360        210,712.86
     1
    574 YALE STREET                    9.000          1,701.78
    90
                                       8.750          1,701.78
 235,000.00
    OCEANSIDE        NY   11572          1            09/09/94
    04
    0380106162                           05           11/01/94
    25
    371153600                            O            10/01/24
    0


    1407764          163/728             F          103,250.00
    ZZ
    SYMMES              EDWIN    C       360        102,939.20
     1
    3977 BRIARCLIFF ROAD               9.500            868.18
    70
                                       9.250            868.18
 147,500.00
    ATLANTA          GA   30345          1            09/15/94
    00
    0380101544                           05           11/01/94
     0
    53844952                             O            10/01/24
    0


    1407765          163/728             F          229,800.00
    ZZ
    CAMACHO             MARIA    E       360        229,686.97
     1
    41904 TUSCON COURT                 9.500          1,932.28
    90
                                       9.250          1,932.28
 255,458.00
    PALMDALE         CA   93552          1            02/10/95
    14
    0380101528                           05           04/01/95
    25
    340381                               O            03/01/25
    0


    1407766          163/728             F          213,500.00
    ZZ
    TORRES              OSCAR    C       360        213,190.69
     1
1


    1613 TANGLEWOOD DRIVE              9.625          1,814.73
    89
                                       9.375          1,814.73
 240,000.00
    WICHITA FALLS    TX   76309          1            12/16/94
    10
    0380101502                           05           02/01/95
    20
    53763169                             O            01/01/25
    0


    1407767          429/429             F          249,200.00
    ZZ
    DELL                NORMAN   J       360        248,703.83
     1
    7619 EAST KRALL STREET             9.500          2,095.41
    70
                                       9.250          2,095.41
 356,000.00
    SCOTTSDALE       AZ   85250          1            11/16/94
    00
    94025318                             03           01/01/95
     0
    94025318                             O            12/01/24
    0


    1407768          163/728             F          124,800.00
    ZZ
    ORTEGA              ORLANDO          360        124,205.17
     1
    13940 SW 18 TERRACE                9.875          1,083.70
    80
                                       9.625          1,083.70
 156,000.00
    MIAMI            FL   33175          1            10/19/94
    00
    0380101668                           05           12/01/94
     0
    53844509                             O            11/01/24
    0


    1407769          163/728             F          305,000.00
    ZZ
    BANEY               DOUGLAS  M       360        304,849.97
     1
    897 CLINTON ROAD                   9.500          2,564.61
    77
                                       9.250          2,564.61
 400,000.00
    LOS ALTOS        CA   94024          1            01/26/95
    00
    0380101585                           05           04/01/95
     0
    10067979                             O            03/01/25
    0


    1407770          163/728             F          301,500.00
    ZZ
    TORGERSEN           JAN              360        301,347.74
     1
    99 SOUTH BENSON ROAD               9.375          2,507.73
    90
                                       9.125          2,507.73
 335,000.00
    FAIRFIELD        CT   06430          1            02/24/95
    14
    0380101536                           05           04/01/95
    25
    50686401                             O            03/01/25
    0


    1407771          163/728             F          150,000.00
    ZZ
    CIRLINCIONE         CRAIG            360        149,707.11
     1
    6 APRIL DRIVE                      9.625          1,274.98
    58
                                       9.375          1,274.98
 260,000.00
    SOUTH BRUNSWICK  NJ   08852          1            11/18/94
    00
    0380101684                           05           01/01/95
     0
1


    53844541                             O            12/01/24
    0


    1407772          163/728             F          144,000.00
    ZZ
    MEADOR JR.          JOHN     G       360        143,509.41
     1
    10130 PINE FOREST ROAD             9.125          1,171.64
    69
                                       8.875          1,171.64
 209,000.00
    HOUSTON          TX   77042          1            10/14/94
    00
    0380101593                           05           12/01/94
     0
    53844677                             O            11/01/24
    0


    1407774          163/728             F          140,900.00
    ZZ
    KIM                 UNG      S       360        140,701.18
     1
    301 TREE HAVEN AVENUE              9.750          1,210.55
    75
                                       9.500          1,210.55
 187,885.00
    POWELL           OH   43065          1            12/29/94
    00
    0380101627                           05           02/01/95
     0
    53844004                             O            01/01/25
    0


    1407775          163/728             F           94,500.00
    ZZ
    GOMEZ               NUBIA    E       360         94,231.13
     1
    12271 SW 94TH STREET               8.875            751.89
    70
                                       8.625            751.89
 135,000.00
    MIAMI            FL   33186          1            10/28/94
    00
    0380101551                           05           12/01/94
     0
    53844017                             O            11/01/24
    0


    1407776          163/728             F          159,000.00
    ZZ
    TIERNAN             JOHN     H       360        158,570.43
     1
    2275 CASTLE LAKE DRIVE             9.125          1,293.68
    60
                                       8.875          1,293.68
 265,000.00
    TYRONE           GA   30290          5            10/19/94
    00
    0380101601                           05           12/01/94
     0
    53844499                             O            11/01/24
    0


    1407778          163/728             F          243,000.00
    ZZ
    DAVIDOV             SAM              360        242,886.63
     1
    8693 17TH AVENUE                   9.750          2,087.75
    90
                                       9.500          2,087.75
 270,000.00
    BROOKLYN         NY   11214          1            02/15/95
    14
    0380101619                           05           04/01/95
    17
    53766506                             O            03/01/25
    0


1


    1407779          429/429             F          105,000.00
    ZZ
    BOLEN               BRENT    F       360        104,881.83
     1
    19633 EAST OCOTILLO RD             8.875            835.43
    53
                                       8.625            835.43
 201,527.00
    QUEEN CREEK      AZ   85242          4            01/26/95
    00
    94052884                             05           03/01/95
     0
    94052884                             O            02/01/25
    0


    1407788          429/429             F          233,250.00
    ZZ
    DEPEW               ROBERT           360        232,893.86
     1
    9567 EAST BALANCING ROCK ROAD      9.375          1,940.06
    75
                                       9.125          1,940.06
 311,000.00
    SCOTTSDALE       AZ   85262          1            12/20/94
    00
    94036958                             03           02/01/95
     0
    94036958                             O            01/01/25
    0


    1407789          670/728             F          300,000.00
    ZZ
    SALZMAN             MARC             360        299,832.68
     1
    52 HUNT DRIVE                      8.900          2,392.32
    72
                                       8.650          2,392.32
 417,500.00
    JERICHO          NY   11753          1            02/23/95
    00
    0380102443                           03           04/01/95
     0
    445622                               O            03/01/25
    0


    1407790          670/728             F          273,000.00
    T
    GERLITZ             KEVIN            360        273,000.00
     1
    57 OYSTER SHORES ROAD              9.875          2,370.60
    70
                                       9.625          2,370.60
 390,000.00
    EAST HAMPTON     NY   11937          1            03/06/95
    00
    0380102476                           05           05/01/95
     0
    564117                               O            04/01/25
    0


    1407791          670/728             F          220,000.00
    ZZ
    HERMANN             FREDERICKP       360        220,000.00
     1
    11 ROXBURY LANE                    8.625          1,711.14
    60
                                       8.375          1,711.14
 372,594.00
    PITTSFORD        NY   14534          1            03/10/95
    00
    0380102526                           05           05/01/95
     0
    570508                               O            04/01/25
    0


    1407792          670/728             F          278,800.00
    ZZ
    CRAWFORD            GERALD   W       360        278,673.33
     1
    2079 BOULDER ROAD                  9.875          2,420.96
    95
                                       9.625          2,420.96
 293,500.00
1


    CHANHASSEN       MN   55317          1            02/21/95
    10
    0380102559                           05           04/01/95
    25
    656289                               O            03/01/25
    0


    1407793          670/728             F          500,000.00
    ZZ
    JOHNSTON            JAMES    M       360        499,733.91
     1
    2185 N SUNSET PEAK ROAD            9.125          4,068.17
    77
                                       8.875          4,068.17
 650,000.00
    BOISE            ID   83702          2            02/15/95
    00
    0380102971                           05           04/01/95
     0
    659590                               O            03/01/25
    0


    1407794          670/728             F          500,000.00
    ZZ
    DE VINE JR          JOHN     C       360        500,000.00
     1
    54 GUERRERO AVENUE                 8.750          3,933.50
    72
                                       8.500          3,933.50
 700,000.00
    HALF MOON BAY    CA   94019          2            03/02/95
    00
    0380103128                           05           05/01/95
     0
    719749                               O            04/01/25
    0


    1407796          670/728             F          216,450.00
    ZZ
    MORRIS              RUDOLPH  A       360        216,340.69
     1
    11710 HEARTWOOD DRIVE              9.375          1,800.33
    95
                                       9.125          1,800.33
 227,890.00
    BELTSVILLE       MD   20705          1            02/28/95
    14
    0380103276                           03           04/01/95
    30
    923621                               O            03/01/25
    0


    1407797          670/728             F          223,250.00
    ZZ
    BALTES              MICHELLE M       360        223,134.27
     1
    23722 ROTUNDA                      9.250          1,836.62
    95
                                       9.000          1,836.62
 235,000.00
    VALENCIA         CA   91355          1            02/07/95
    14
    0380103342                           05           04/01/95
    30
    1038330                              O            03/01/25
    0


    1407798          670/728             F          300,000.00
    ZZ
    YUNG                YUK      S       360        299,852.44
     1
    10460 STOKES AVENUE                9.500          2,522.56
    80
                                       9.250          2,522.56
 375,000.00
    CUPERTINO        CA   95014          1            02/07/95
    00
    0380103359                           05           04/01/95
     0
    1054217                              O            03/01/25
    0
1




    1407800          670/728             F          437,600.00
    ZZ
    LEUNG               KA       W       360        437,384.75
     1
    10882 LEAVESLEY PLACE              9.500          3,679.58
    80
                                       9.250          3,679.58
 547,000.00
    CUPERTINO        CA   95014          1            02/22/95
    00
    0380103409                           05           04/01/95
     0
    1060654                              O            03/01/25
    0


    1407802          670/728             F          326,000.00
    ZZ
    ALTZNAUER           MILTON   J       360        326,000.00
     1
    2 MEADOW PLACE                     9.250          2,681.93
    37
                                       9.000          2,681.93
 900,000.00
    OLD GREENWICH    CT   06870          2            03/07/95
    00
    0380103425                           05           05/01/95
     0
    1062571                              O            04/01/25
    0


    1407803          670/728             F          254,700.00
    ZZ
    EARLEY              THOMAS   J       360        254,413.36
     1
    270 COLLINS PLACE                  8.875          2,026.51
    90
                                       8.625          2,026.51
 283,000.00
    AMBLER           PA   19002          1            01/30/95
    10
    0380103474                           05           03/01/95
    25
    1076729                              O            02/01/25
    0


    1407804          670/728             F          230,000.00
    ZZ
    KROEGER             MICHAEL  J       360        229,867.66
     1
    108 POMEROY ROAD                   8.750          1,809.42
    46
                                       8.500          1,809.42
 500,000.00
    MADISON          NJ   07940          1            02/28/95
    00
    0380103490                           05           04/01/95
     0
    1368354                              O            03/01/25
    0


    1407805          670/728             F          265,000.00
    ZZ
    MATNEY              MICHAEL  G       360        264,876.36
     1
    1615 KNOX DRIVE                    9.750          2,276.76
    78
                                       9.500          2,276.76
 340,000.00
    BRENTWOOD        TN   37027          2            02/16/95
    00
    0380103508                           05           04/01/95
     0
    1590324                              O            03/01/25
    0


    1407806          670/728             F          496,000.00
    ZZ
    DAVIS               JAMES    W       360        495,762.38
     1
1


    701 BOHLIG ROAD                    9.625          4,215.95
    80
                                       9.375          4,215.95
 620,000.00
    GLENDALE         CA   91207          1            02/08/95
    00
    0380103680                           05           04/01/95
     0
    1668455                              O            03/01/25
    0


    1407807          670/728             F          275,000.00
    ZZ
    LATHAM              MARTIN   P       360        274,853.66
     1
    6260 EAST FOX GLEN DRIV            9.125          2,237.49
    70
                                       8.875          2,237.49
 397,079.00
    ANAHEIM          CA   92807          1            02/16/95
    00
    0380103524                           03           04/01/95
     0
    2288567                              O            03/01/25
    0


    1407808          670/728             F          230,000.00
    ZZ
    SIMONSON            ALBERT   B       360        229,874.36
     1
    2 FERN STREET                      9.000          1,850.63
    80
                                       8.750          1,850.63
 289,240.00
    BEVERLY          MA   01915          1            02/14/95
    00
    0380103532                           05           04/01/95
     0
    2312417                              O            03/01/25
    0


    1407809          670/728             F          520,000.00
    ZZ
    O'NEIL              JOSEPH   E       360        519,723.28
     1
    706 TURNBRIDGE ROAD                9.125          4,230.89
    80
                                       8.875          4,230.89
 650,000.00
    WAYNE            PA   19087          1            02/17/95
    00
    0380103557                           03           04/01/95
     0
    2314631                              O            03/01/25
    0


    1407813          670/728             F          342,000.00
    ZZ
    SUSSMAN             CLIFFORD L       360        342,000.00
     1
    4769 LIVE OAK CANYON ROAD          9.375          2,844.59
    90
                                       9.125          2,844.59
 380,000.00
    LA VERNE         CA   91750          1            03/02/95
    10
    0380102781                           05           05/01/95
    20
    2356228                              O            04/01/25
    0


    1407814          670/728             F          488,000.00
    ZZ
    STEIN               MARC     E       360        487,740.30
     1
    461 BUCKBOARD LANE                 9.125          3,970.53
    80
                                       8.875          3,970.53
 610,000.00
    OJAI             CA   93023          1            02/17/95
    00
    0380102807                           03           04/01/95
     0
1


    2366002                              O            03/01/25
    0


    1407815          670/728             F          768,000.00
    ZZ
    STRASSBERG          MARK     H       360        767,622.24
     1
    2752 BAKER STREET                  9.500          6,457.76
    80
                                       9.250          6,457.76
 960,000.00
    SAN FRANCISCO    CA   94123          1            02/14/95
    00
    0380102815                           05           04/01/95
     0
    2399130                              O            03/01/25
    0


    1407817          670/728             F          265,000.00
    ZZ
    YETNIKOFF           CYNTHIA          360        264,868.54
     1
    MISSION ST 7 SE OF 8TH AVENUE      9.460          2,220.54
    73
                                       9.210          2,220.54
 365,000.00
    CARMEL           CA   93921          1            02/22/95
    00
    0380102864                           05           04/01/95
     0
    2939894                              O            03/01/25
    0


    1407818          670/728             F          384,000.00
    ZZ
    SUBAR               DAVID            360        383,789.81
     1
    4007 VAN NOORD AVENUE              8.990          3,086.99
    80
                                       8.740          3,086.99
 480,000.00
    LOS ANGELES      CA   91604          1            02/23/95
    00
    0380102872                           05           04/01/95
     0
    2958317                              O            03/01/25
    0


    1407819          670/728             F          420,000.00
    ZZ
    KIRBY               THOMAS   W       360        419,804.05
     1
    4206 MAPLE TERRACE                 9.750          3,608.45
    80
                                       9.500          3,608.45
 525,000.00
    CHEVY CHASE      MD   20815          1            02/28/95
    00
    0380102880                           05           04/01/95
     0
    2962381                              O            03/01/25
    0


    1407820          670/728             F          625,000.00
    ZZ
    HOPP                MARTIN   L       360        624,675.98
     1
    1868 N DOHENY DRIVE                9.250          5,141.73
    61
                                       9.000          5,141.73
1,035,000.00
    LOS ANGELES      CA   90069          2            02/22/95
    00
    0380102906                           05           04/01/95
     0
    2964317                              O            03/01/25
    0


1


    1407821          670/728             F          416,000.00
    ZZ
    HARBOUR             JOHN     R       360        415,787.47
     1
    6112 LAUREL VALLEY COURT           9.320          3,443.46
    80
                                       9.070          3,443.46
 520,000.00
    FORT WORTH       TX   76132          2            02/24/95
    00
    0380102922                           03           04/01/95
     0
    2966476                              O            03/01/25
    0


    1407822          670/728             F        1,000,000.00
    ZZ
    RAISS               JOHN     C       360        999,508.12
     1
    701 21ST STREET                    9.500          8,408.55
    75
                                       9.250          8,408.55
1,350,000.00
    SANTA MONICA     CA   90402          4            02/22/95
    00
    0380102948                           05           04/01/95
     0
    2966531                              O            03/01/25
    0


    1407823          670/728             F          375,000.00
    ZZ
    GAY                 THOMAS   C       360        374,810.62
     1
    102 PARKVIEW DRIVE                 9.375          3,119.07
    77
                                       9.125          3,119.07
 490,000.00
    SEWICKLEY        PA   15143          1            02/24/95
    00
    0380103094                           05           04/01/95
     0
    4852834                              O            03/01/25
    0


    1407824          670/728             F          400,000.00
    ZZ
    FLEECE              JOSEPH   E       360        399,823.04
     1
    2759 DEERFIELD ROAD               10.000          3,510.29
    80
                                       9.750          3,510.29
 500,000.00
    SAG HARBOR       NY   11963          1            02/24/95
    00
    0380106386                           05           04/01/95
     0
    5099021                              O            03/01/25
    0


    1407825          670/728             F          264,000.00
    ZZ
    CATON               BRIAN    E       360        264,000.00
     1
    23 NORTH BULLMOOSE CIRCLE          9.500          2,219.86
    80
                                       9.250          2,219.86
 330,000.00
    CHANDLER         AZ   85224          1            03/07/95
    00
    0380103136                           03           05/01/95
     0
    7881428                              O            04/01/25
    0


    1407826          670/728             F          223,400.00
    ZZ
    MEYER               GREGORY  C       360        223,287.18
     1
    1275 BAY COURT                     9.375          1,858.13
    80
                                       9.125          1,858.13
 279,250.00
1


    BRENTWOOD        CA   94513          1            02/21/95
    00
    0380103144                           05           04/01/95
     0
    7893094                              O            03/01/25
    0


    1407827          670/728             F          250,000.00
    ZZ
    SPECTOR             ISRAEL           360        249,873.74
     1
    5809 NICHOLSON LANE #1114          9.375          2,079.38
    54
                                       9.125          2,079.38
 464,000.00
    NORTH BETHESDA   MD   20852          1            02/28/95
    00
    0380103169                           06           04/01/95
     0
    7908024                              O            03/01/25
    0


    1407828          670/728             F          328,400.00
    ZZ
    O'BRIEN JR          BARRY    W       360        328,234.16
     1
    15017 SKYRIDGE ROAD                9.375          2,731.47
    90
                                       9.125          2,731.47
 364,900.00
    POWAY            CA   92064          1            02/09/95
    10
    0380103185                           05           04/01/95
    20
    7923058                              O            03/01/25
    0


    1407829          670/728             F          387,000.00
    ZZ
    VALJI               KARIM            360        386,819.44
     1
    3312 FRONT STREET                  9.750          3,324.93
    90
                                       9.500          3,324.93
 430,000.00
    SAN DIEGO        CA   92103          1            02/23/95
    11
    0380103193                           05           04/01/95
    17
    7929986                              O            03/01/25
    0


    1407830          670/728             F          287,450.00
    ZZ
    NETTLETON           TIMOTHY  J       360        287,300.98
     1
    14600 SIXES BRIDGE ROAD            9.250          2,364.78
    70
                                       9.000          2,364.78
 415,000.00
    EMMITSBURG       MD   21727          2            02/22/95
    00
    0380103227                           05           04/01/95
     0
    7930241                              O            03/01/25
    0


    1407831          670/728             F          231,750.00
    ZZ
    MACRAE              MARGARET A       360        231,632.97
     1
    4940 DODD ROAD                     9.375          1,927.58
    90
                                       9.125          1,927.58
 257,500.00
    EAGAN            MN   55123          1            02/15/95
    04
    0380103235                           05           04/01/95
    25
    7940025                              O            03/01/25
    0
1




    1407832          670/728             F          345,750.00
    ZZ
    DEMITZ              CHARLES  G       360        345,579.93
     1
    3155 MONTECITO MEADOW DRIVE        9.500          2,907.26
    75
                                       9.250          2,907.26
 461,000.00
    SANTA ROSA       CA   95404          5            02/17/95
    00
    0380103243                           03           04/01/95
     0
    7999712                              O            03/01/25
    0


    1407833          670/728             F          287,900.00
    ZZ
    ERLICH              MICHAEL  S       360        287,746.79
     1
    408 KRENWINKLE COURT               9.125          2,342.45
    80
                                       8.875          2,342.45
 359,900.00
    SIMI VALLEY      CA   93065          1            02/23/95
    00
    0380103250                           05           04/01/95
     0
    8019711                              O            03/01/25
    0


    1407834          670/728             F          293,400.00
    ZZ
    LEAR                DONALD   R       360        293,400.00
     1
    1720 CHARLES LAM COURT             9.000          2,360.77
    90
                                       8.750          2,360.77
 326,000.00
    LAS VEGAS        NV   89117          1            03/02/95
    04
    0380103268                           05           05/01/95
    25
    8104379                              O            04/01/25
    0


    1407835          670/728             F          215,900.00
    ZZ
    BROOKS              ROBERT   A       360        215,900.00
     1
    3520 E BARRINGTON DRIVE            9.250          1,776.16
    95
                                       9.000          1,776.16
 227,330.00
    ORANGE           CA   92669          1            03/06/95
    10
    0380103284                           03           05/01/95
    25
    8283281                              O            04/01/25
    0


    1407836          670/728             F          314,300.00
    ZZ
    WATT                JOHN     L       360        314,137.06
     1
    350 S. HIDDEN GROVE LANE           9.250          2,585.67
    80
                                       9.000          2,585.67
 392,900.00
    ANAHEIM          CA   92807          1            02/27/95
    00
    0380103292                           03           04/01/95
     0
    8289239                              O            03/01/25
    0


    1407837          670/728             F          211,500.00
    ZZ
    GASKINS             TAYLOR   A       360        211,500.00
     1
1


    1842 KNOXVILLE AVENUE              9.250          1,739.96
    90
                                       9.000          1,739.96
 235,000.00
    LONG BEACH       CA   90815          1            03/06/95
    04
    0380103300                           05           05/01/95
    20
    8290491                              O            04/01/25
    0


    1407838          670/728             F          279,000.00
    ZZ
    SCIALLI             JOHN     V       360        278,866.34
     1
    2554 E VERMONT AVENUE              9.625          2,371.47
    90
                                       9.375          2,371.47
 310,000.00
    PHOENIX          AZ   85016          1            02/16/95
    10
    0380103318                           03           04/01/95
    17
    8295221                              O            03/01/25
    0


    1407839          670/728             F          239,950.00
    ZZ
    CYPRIEN             MARK     J       360        239,950.00
     1
    6420 REGENTS COURT                 9.125          1,952.32
    80
                                       8.875          1,952.32
 299,990.00
    YORBA LINDA      CA   92686          1            03/10/95
    00
    0380103326                           03           05/01/95
     0
    8296235                              O            04/01/25
    0


    1407840          670/728             F          314,000.00
    ZZ
    PICACHE             GUALBERT V       360        313,849.57
     1
    30 SEVILLE WAY                     9.625          2,668.97
    88
                                       9.375          2,668.97
 360,000.00
    SO SAN FRANCISC  CA   94080          2            02/24/95
    14
    0380102575                           05           04/01/95
    25
    8296651                              O            03/01/25
    0


    1407841          670/728             F          307,400.00
    ZZ
    GOLDEN              MATTHEW  J       360        307,400.00
     1
    8276 ST HELENA HIGHWAY             8.875          2,445.82
    80
                                       8.625          2,445.82
 384,300.00
    RUTHERFORD       CA   94573          1            03/02/95
    00
    0380102617                           05           05/01/95
     0
    8304238                              O            04/01/25
    0


    1407842          670/728             F          300,000.00
    ZZ
    DINKINS             JACK     B       360        300,000.00
     1
    519 YACHTING RD                    9.125          2,440.90
    58
                                       8.875          2,440.90
 525,000.00
    LEXINGTON        SC   29072          2            03/14/95
    00
    0380102633                           05           05/01/95
     0
1


    8546568                              O            04/01/25
    0


    1407844          670/728             F        1,000,000.00
    ZZ
    HUGHES              MARK             360        999,520.93
     1
    1100 CAROLYN WAY                   9.625          8,499.90
    17
                                       9.375          8,499.90
6,000,000.00
    BEVERLY HILLS    CA   90210          5            02/01/95
    00
    0380102989                           05           04/01/95
     0
    9815589                              O            03/01/25
    0


    1407845          670/728             F          409,500.00
    ZZ
    ASIANO              EDWARD   J       360        409,287.70
     1
    4050 FARMOUTH DRIVE                9.250          3,368.86
    90
                                       9.000          3,368.86
 455,000.00
    LOS ANGELES      CA   90027          1            02/22/95
    11
    0380103060                           05           04/01/95
    25
    9816232                              O            03/01/25
    0


    1407847          670/728             F          250,000.00
    ZZ
    POWERS              SUZI             360        249,883.36
     1
    1105 OAKWOOD CIRCLE                9.750          2,147.89
    55
                                       9.500          2,147.89
 460,000.00
    CLAYTON          CA   94517          1            02/22/95
    00
    0380103201                           05           04/01/95
     0
    9817328                              O            03/01/25
    0


    1407851          429/429             F          208,000.00
    ZZ
    DUNNING             JOHN     R       360        207,656.58
     1
    570 GREAT ROAD                     9.000          1,673.62
    80
                                       8.750          1,673.62
 260,000.00
    STOW             MA   01775          1            12/15/94
    00
    94102931                             05           02/01/95
     0
    94102931                             O            01/01/25
    0


    1407854          429/429             F          700,000.00
    ZZ
    GRODMAN             JOEL             360        699,290.24
     1
    3 THAMES DRIVE                     9.375          5,822.25
    66
                                       9.125          5,822.25
1,062,487.00
    LIVINGSTON       NJ   07039          1            01/20/95
    00
    93034979                             05           03/01/95
     0
    93034979                             O            02/01/25
    0


1


    1407877          051/728             F          227,500.00
    T
    MCGIRR              MARILYN  V       360        227,500.00
     1
    1302 BARTLETT COURT                9.375          1,892.23
    70
                                       9.125          1,892.23
 325,000.00
    SANTA FE         NM   87501          1            03/22/95
    00
    0380102088                           05           05/01/95
     0
    30100290                             O            04/01/25
    0


    1407892          696/728             F          250,000.00
    ZZ
    TRILLING            HELEN    R       360        250,000.00
     1
    3503 MORRISON STREET NW            8.750          1,966.75
    59
                                       8.500          1,966.75
 430,000.00
    WASHINGTON       DC   20015          1            03/15/95
    00
    0380106469                           05           05/01/95
     0
    3123236                              O            04/01/25
    0


    1412546          334/334             F          291,600.00
    ZZ
    LAMBERT             JAMES    L       360        291,456.56
     1
    31 QUINELLA COURT                  9.500          2,451.94
    90
                                       9.250          2,451.94
 324,000.00
    SPRINGTOWN       TX   76082          4            02/03/95
    10
    863258                               05           04/01/95
    17
    863258                               O            03/01/25
    0


    1412562          324/728             F          229,500.00
    ZZ
    HUBBARD             WENDALL  G       360        229,500.00
     1
    449 WEST 64TH STREET               8.750          1,805.48
    90
                                       8.500          1,805.48
 255,000.00
    INGLEWOOD        CA   90302          1            03/20/95
    04
    0380101973                           05           05/01/95
    25
    2053422476                           O            04/01/25
    0


    1414355          074/728             F          350,000.00
    ZZ
    JAFFIN              BRUCE    D       360        349,840.98
     1
    10 DOVER FARM ROAD                 9.875          3,039.23
    73
                                       9.625          3,039.23
 485,000.00
    MEDFIELD         MA   02052          1            03/03/95
    00
    0380106485                           05           04/01/95
     0
    1580008016                           O            03/01/25
    0


    1414641          074/728             F          255,000.00
    ZZ
    ONO                 CURTIS   A       360        254,874.57
     1
    822 WEST BARRETT STREET            9.500          2,144.18
    85
                                       9.230          2,144.18
 300,000.00
1


    SEATTLE          WA   98119          1            02/17/95
    10
    0380106147                           05           04/01/95
    17
    01269564                             O            03/01/25
    0


    1414645          074/728             F          650,000.00
    ZZ
    KUSTRA              THOMAS   A       360        649,727.42
     1
    48 ROSEWELL ROAD                  10.250          5,824.66
    69
                                       9.980          5,824.66
 950,000.00
    BEDFORD          NH   03110          4            02/17/95
    00
    0380106154                           05           04/01/95
     0
    1580008581                           O            03/01/25
    0


    1414655          074/728             F          333,750.00
    ZZ
    PATERSON            JAMES    K       360        333,750.00
     1
    227 BELDEN HILL ROAD               9.375          2,775.97
    75
                                       9.125          2,775.97
 445,000.00
    WILTON           CT   06897          1            03/09/95
    00
    0380106543                           05           05/01/95
     0
    1112007169                           O            04/01/25
    0


    1414658          074/728             F          440,000.00
    ZZ
    HARRISON            RICHARD  P       360        439,753.33
     1
    7646 HUNTMASTER LANE               8.875          3,500.84
    80
                                       8.605          3,500.84
 550,000.00
    MCLEAN           VA   22102          1            02/27/95
    00
    0380106030                           03           04/01/95
     0
    1761070479                           O            03/01/25
    0


    1414661          074/728             F          233,700.00
    ZZ
    TRIGG               DONALD   L       360        233,590.97
     1
    246 EAST CHESTNUT COURT            9.750          2,007.85
    95
                                       9.480          2,007.85
 246,000.00
    VISALIA          CA   93277          1            02/07/95
    01
    0380106279                           05           04/01/95
    25
    95001035                             O            03/01/25
    0


    1414662          074/728             F          218,500.00
    ZZ
    YIP                 SHELTON  B       360        218,383.72
     1
    3909 HOOPA PLACE                   9.125          1,777.79
    75
                                       8.855          1,777.79
 295,000.00
    DAVIS            CA   95616          1            02/22/95
    00
    0380106220                           05           04/01/95
     0
    1573117420                           O            03/01/25
    0
1




    1414663          074/728             F          255,500.00
    ZZ
    KO                  JAE YOUNG        360        255,500.00
     1
    10641 YEARLING CROSSING            9.500          2,148.38
    70
                                       9.230          2,148.38
 365,000.00
    ORLAND PARK      IL   60462          1            03/08/95
    00
    0380106121                           05           05/01/95
     0
    1601133728                           O            04/01/25
    0


    1414664          074/728             F          280,000.00
    ZZ
    SMITH               DANIEL   M       360        279,865.86
     1
    602 HARVARD DRIVE                  9.625          2,379.97
    75
                                       9.375          2,379.97
 375,000.00
    GLENWOOD SPRING  CO   81601          2            01/30/95
    00
    0380106493                           05           04/01/95
     0
    1506000060                           O            03/01/25
    0


    1414665          074/728             F          236,000.00
    ZZ
    PURIFOY             WILLIAM  R       360        235,880.82
     1
    1 BRANCH BEND CIRCLE               9.375          1,962.93
    45
                                       9.125          1,962.93
 535,000.00
    HOUSTON          TX   77024          1            02/17/95
    00
    0380106634                           05           04/01/95
     0
    1571110678                           O            03/01/25
    0


    1414666          074/728             F          307,500.00
    ZZ
    JOHNSSON            MARY     C       360        307,340.58
     1
    156 KEELER DRIVE                   9.250          2,529.73
    75
                                       8.980          2,529.73
 413,000.00
    RIDGEFIELD       CT   06877          1            02/24/95
    00
    0380106196                           05           04/01/95
     0
    1112005414                           O            03/01/25
    0


    1414667          429/429             F          120,000.00
    ZZ
    CERRETO             JOHN     J       360        120,000.00
     1
    648 SEAGULL DRIVE                  9.750          1,030.99
    46
                                       9.500          1,030.99
 265,000.00
    PARAMUS          NJ   07652          1            03/06/95
    00
    94063656                             05           05/01/95
     0
    94063656                             O            04/01/25
    0


    1414668          074/728             F          262,500.00
    ZZ
    COOPERMAN           THOMAS           360        262,500.00
     1
1


    256 MAMARONECK ROAD                9.500          2,207.25
    75
                                       9.250          2,207.25
 350,000.00
    SCARSDALE        NY   10583          1            03/20/95
    00
    0380106550                           05           05/01/95
     0
    1112005072                           O            04/01/25
    0


    1414669          074/728             F          217,900.00
    ZZ
    NAZELROD  JR        CLARENCE W       360        217,795.61
     1
    4280 HERMITAGE COURT               9.625          1,852.13
    90
                                       9.355          1,852.13
 242,200.00
    LINEBORO         MD   21088          1            02/27/95
    10
    0380106089                           05           04/01/95
    17
    1721147716                           O            03/01/25
    0


    1414670          074/728             F          244,800.00
    ZZ
    HERNDON             ALEXANDER        360        244,800.00
     1
    8 OVERLOOK TERRACE                 9.500          2,058.42
    90
                                       9.250          2,058.42
 272,000.00
    DANBURY          CT   06810          1            03/13/95
    04
    0380106584                           05           05/01/95
    17
    1112004965                           O            04/01/25
    0


    1414672          074/728             F          399,900.00
    T
    GRISWOLD            FRANK    C       360        399,708.42
     1
    4509 WINDSOR CT NORTH              9.625          3,399.11
    80
                                       9.375          3,399.11
 499,900.00
    HILTON HEAD ISL  SC   29928          1            02/28/95
    00
    0380106402                           08           04/01/95
     0
    1577008030                           O            03/01/25
    0


    1414674          074/728             F          225,000.00
    BB
    MATTHEWS            ROBERT   W       360        224,883.35
     1
    25039 YOSHIDA DR                   9.250          1,851.02
    80
                                       8.980          1,851.02
 283,836.00
    HAYWARD          CA   94545          1            02/08/95
    00
    0380106063                           05           04/01/95
     0
    1507012316                           O            03/01/25
    0


    1414680          074/728             F          220,800.00
    ZZ
    SUSANO              SCHERRIE L       360        220,696.99
     1
    3001 DRURY LN                      9.750          1,897.01
    80
                                       9.500          1,897.01
 276,000.00
    DUNKIRK          MD   20754          2            02/23/95
    00
    0380106535                           05           04/01/95
     0
1


    1834002886                           O            03/01/25
    0


    1414683          074/728             F          279,000.00
    ZZ
    PARENTEAU           MARK     P       360        278,855.36
     1
    48 SOUTH MILL STREET               9.250          2,295.27
    90
                                       9.000          2,295.27
 310,000.00
    HOPKINTON        MA   01748          1            02/23/95
    14
    0380106436                           05           04/01/95
    17
    1580009620                           O            03/01/25
    0


    1414685          575/728             F          467,100.00
    ZZ
    BOWDEN JR           ROOSEVELT        360        466,844.86
     1
    12612 PLEASANT PROSPECT            9.000          3,758.39
    80
                                       8.750          3,758.39
 588,634.00
    MITCHELLVILLE    MD   20721          1            02/09/95
    00
    0380101890                           03           04/01/95
     0
    450005749                            O            03/01/25
    0


    1414688          074/728             F          240,000.00
    ZZ
    FAIRFIELD           STEVEN   N       360        240,000.00
     1
    1030 SAN MIGUEL ROAD               9.250          1,974.43
    85
                                       8.980          1,974.43
 285,000.00
    CONCORD          CA   94518          2            03/02/95
    01
    0380106238                           05           05/01/95
    12
    1561287987                           O            04/01/25
    0


    1414692          074/728             F          340,000.00
    ZZ
    GERARD              WILLIAM          360        339,841.37
     1
    72 FOREST AVENUE                   9.750          2,921.13
    78
                                       9.480          2,921.13
 437,300.00
    GLEN RIDGE       NJ   07028          4            02/06/95
    00
    0380106212                           05           04/01/95
     0
    4000002022                           O            03/01/25
    0


    1414693          074/728             F          295,200.00
    ZZ
    PI                  OSVALDO          360        295,200.00
     1
    6405 SW 104 STREET                 9.125          2,401.84
    80
                                       8.855          2,401.84
 369,000.00
    MIAMI            FL   33156          1            03/22/95
    00
    0380106105                           05           05/01/95
     0
    1311221848                           O            04/01/25
    0


1


    1414701          074/728             F          260,000.00
    ZZ
    HETHCOX             PHILLIP  C       360        259,857.98
     1
    1920 HUGHES DRIVE                  9.000          2,092.02
    80
                                       8.730          2,092.02
 325,000.00
    CUMMING          GA   30130          2            03/01/95
    00
    0380106048                           05           04/01/95
     0
    1566057576                           O            03/01/25
    0


    1414702          074/728             F          297,600.00
    ZZ
    HOKAMP              RICHARD  L       360        297,600.00
     1
    5405 CROSS CREEK LANE              9.000          2,394.56
    80
                                       8.750          2,394.56
 372,000.00
    RENO             NV   89511          1            03/09/95
    00
    0380106477                           03           05/01/95
     0
    1507020110                           O            04/01/25
    0


    1414704          074/728             F          165,000.00
    ZZ
    KLUGE               DAVID            360        164,909.87
     1
    273 DEVONSHIRE DRIVE               9.000          1,327.63
    75
                                       8.750          1,327.63
 220,000.00
    NEW HYDE PARK    NY   11040          1            02/24/95
    00
    0380106444                           05           04/01/95
     0
    11112004477                          O            03/01/25
    0


    1414705          074/728             F          230,400.00
    ZZ
    KANE                J        R       360        230,400.00
     1
    2458 EAST DESERT WILLOW DRIVE      9.250          1,895.45
    80
                                       8.980          1,895.45
 288,000.00
    PHOENIX          AZ   85048          1            03/07/95
    00
    0380106139                           03           05/01/95
     0
    1569117754                           O            04/01/25
    0


    1414706          074/728             F          560,000.00
    ZZ
    KORSON              STEPHEN  B       360        558,446.90
     1
    115 KENT PLACE BOULEVARD           9.500          4,708.79
    47
                                       9.250          4,708.79
1,200,000.00
    SUMMIT           NJ   07901          2            01/10/95
    00
    0380106642                           05           03/01/95
     0
    4000001990                           O            02/01/25
    0


    1414707          074/728             F          311,200.00
    ZZ
    FORAN               CHARLES  R       360        311,200.00
     1
    309 NORTH STREET                   9.250          2,560.17
    57
                                       9.000          2,560.17
 548,000.00
1


    MEDFIELD         MA   02052          5            03/08/95
    00
    0380106659                           05           05/01/95
     0
    1580008639                           O            04/01/25
    0


    1414712          074/728             F          180,000.00
    ZZ
    IZZO                MICHAEL          360        179,926.52
     1
    351 WYNSUM AVENUE                 10.375          1,629.73
    75
                                      10.125          1,629.73
 240,000.00
    MERRICK          NY   11566          1            02/14/95
    00
    0380106626                           05           04/01/95
     0
    1500014834                           O            03/01/25
    0


    1414717          074/728             F          187,500.00
    ZZ
    SIMPSON             DALSTON          360        187,414.82
     2
    257-11 145TH AVENUE                9.875          1,628.15
    75
                                       9.625          1,628.15
 250,000.00
    ROSEDALE         NY   11422          1            02/24/95
    00
    0380106618                           05           04/01/95
     0
    1500015225                           O            03/01/25
    0


    1414721          074/728             F          280,000.00
    ZZ
    DAVIS               JOSEPH           360        280,000.00
     1
    ONE LINCOLN PLAZA 36J              9.500          2,354.39
    75
                                       9.250          2,354.39
 375,000.00
    NEW YORK         NY   10023          2            03/07/95
    00
    0380106410                           06           05/01/95
     0
    15000022683                          O            04/01/25
    0


    1414726          560/560             F          213,750.00
    ZZ
    BENANTI             JULIE    A       360        212,162.67
     1
    16 JAN COURT                       9.500          1,797.33
    75
                                       9.250          1,797.33
 285,000.00
    ELMWOOD PARK     NJ   07407          5            07/25/94
    00
    221527484                            05           09/01/94
     0
    221527484                            O            08/01/24
    0


    1414727          560/560             F          502,900.00
    ZZ
    WONG                TERRENCE R       360        497,328.28
     1
    734 STILL BREEZE WAY               7.750          3,602.84
    79
                                       7.500          3,602.84
 637,000.00
    SACRAMENTO       CA   95831          6            12/10/93
    00
    448270504                            03           02/01/94
     0
    448270504                            O            01/01/24
    0
1




    1414806          729/728             F          230,000.00
    ZZ
    THOMPSON            DAVID    A       360        230,000.00
     1
    1029 OAKPOINTE PLACE               9.375          1,913.03
    77
                                       9.125          1,913.03
 300,000.00
    DUNWOODY         GA   30338          1            03/30/95
    00
    0380102237                           03           05/01/95
     0
    959648                               O            04/01/25
    0


    1414807          696/728             F          483,750.00
    ZZ
    KUZMENKO            GENNADI          360        483,750.00
     1
    1144 ROUND PEBBLE LANE             8.875          3,848.93
    75
                                       8.625          3,848.93
 645,000.00
    RESTON           VA   22094          1            03/24/95
    00
    0380102419                           05           05/01/95
     0
    7020402                              O            04/01/25
    0


    1414817          637/728             F          206,250.00
    ZZ
    MALLOY              PATRICIA S       360        206,250.00
     1
    3 AULDWOOD RD                      9.500          1,734.27
    75
                                       9.250          1,734.27
 275,000.00
    STAMFORD         CT   06902          1            03/17/95
    00
    0380105925                           05           05/01/95
     0
    4460143                              O            04/01/25
    0


    1414823          439/439             F          288,000.00
    ZZ
    BISHOP              ALLEN    R       360        288,000.00
     1
    310 2ND STREET SE                  8.800          2,275.99
    80
                                       8.550          2,275.99
 360,000.00
    WASHINGTON       DC   20003          1            03/24/95
    00
    1769172                              05           05/01/95
     0
    1769172                              O            04/01/25
    0


    1414824          439/439             F          248,800.00
    ZZ
    FAZELI              SEYED    A       360        248,800.00
     1
    5607 WOODED VILLAS                 8.600          1,930.72
    79
                                       8.350          1,930.72
 315,000.00
    KINGWOOD         TX   77345          1            03/23/95
    00
    17701319                             05           05/01/95
     0
    17701319                             O            04/01/25
    0


    1414825          637/728             F          171,200.00
    ZZ
    MANZO               ARTURO           360        171,200.00
     1
1


    157 LEVERONI ROAD                  9.500          1,439.55
    80
                                       9.250          1,439.55
 214,000.00
    SONOMA           CA   95476          1            03/17/95
    00
    0380103847                           05           05/01/95
     0
    3501749                              O            04/01/25
    0


    1414829          637/728             F          140,000.00
    ZZ
    NIEBERGALL          ROLF             360        140,000.00
     1
    139 LOWELL AVE                     9.500          1,177.20
    67
    AKA 258-09 87TH ROAD               9.250          1,177.20
 210,000.00
    FLORAL PARK      NY   11001          1            03/28/95
    00
    0380103987                           05           05/01/95
     0
    4460051                              O            04/01/25
    0


    1414868          575/728             F          275,450.00
    ZZ
    OCHOADA             WILFREDO C       360        275,450.00
     1
    20618 BRIDGEPORT COURT             8.500          2,117.97
    90
                                       8.250          2,117.97
 306,082.00
    STERLING         VA   20165          1            03/17/95
    12
    0380104076                           03           05/01/95
    20
    1056779                              O            04/01/25
    0


    1414871          575/728             F          213,750.00
    ZZ
    PASTRANA            RICHARD          360        213,147.60
     1
    3957 BIRDSVILLE ROAD               9.625          1,816.85
    75
                                       9.375          1,816.85
 285,000.00
    DAVIDSONVILLE    MD   21035          2            02/23/95
    00
    0380105289                           05           04/01/95
     0
    1053479                              O            03/01/25
    0


    1414882          729/729             F          288,000.00
    ZZ
    CAVANAUGH           WILLIAM  S       360        288,000.00
     1
    125 SPALDING SPRINGS COURT         9.500          2,421.66
    80
                                       9.250          2,421.66
 360,000.00
    DUNWOODY         GA   30350          1            03/30/95
    00
    2950209441                           05           05/01/95
     0
    2950209441                           O            04/01/25
    0


    1414884          070/070             F          250,000.00
    ZZ
    FERA  JR            WILLIAM  A       360        249,230.02
     1
    224 CYPRESS KNOLL DRIVE            8.500          1,922.28
    90
    LOT 107B                           8.250          1,922.28
 278,000.00
    SEWICKELY        PA   15143          4            10/26/94
    14
    1643635                              07           12/01/94
    20
1


    1643635                              O            11/01/24
    0


    1414886          070/070             F          387,000.00
    ZZ
    COLLINS             CHARLES  T       360        386,361.06
     1
    11731 SOUTHSHORE COURT             9.000          3,113.89
    90
                                       8.750          3,113.89
 430,000.00
    CUPERTINO        CA   95014          1            12/08/94
    04
    2949590                              05           02/01/95
    17
    2949590                              O            01/01/25
    0


    1414888          070/070             F          255,950.00
    ZZ
    MULLINS             MICHAEL  P       360        255,548.85
     1
    4318 GIBRALTAR DRIVE               9.250          2,105.64
    90
                                       9.000          2,105.64
 284,400.00
    FREMONT          CA   94536          1            12/08/94
    04
    2389094                              05           02/01/95
    17
    2389094                              O            01/01/25
    0


    1414890          070/070             F          224,000.00
    ZZ
    HARRISON            WILLIAM  A       360        223,778.77
     1
    74 VIA DE LAURENCIO                9.500          1,883.51
    80
                                       9.250          1,883.51
 280,000.00
    CHULA VISTA      CA   91910          1            01/19/95
    00
    1112375                              05           03/01/95
     0
    1112375                              O            02/01/25
    0


    1414891          070/070             F          504,000.00
    ZZ
    BOEGEL  DR          WILLIAM  A       360        502,853.70
     1
    14263 212TH DRIVE NORTHEAST       10.250          4,516.35
    80
                                      10.000          4,516.35
 630,000.00
    WOODINVILLE      WA   98072          2            11/22/94
    00
    2514558                              03           01/01/95
     0
    2514558                              O            12/01/24
    0


    1414892          070/070             F          146,000.00
    ZZ
    HADER               DIANA            360        145,855.79
     1
    11840 EAST TERRA DRIVE             9.500          1,227.65
    60
                                       9.250          1,227.65
 245,496.00
    SCOTTSDALE       AZ   85259          1            01/18/95
    00
    2177729                              05           03/01/95
     0
    2177729                              O            02/01/25
    0


1


    1414893          A39/728             F          260,000.00
    ZZ
    PROVENCHER          MONA     L       360        260,000.00
     1
    630 GAYER DRIVE                    9.125          2,115.45
    80
                                       8.875          2,115.45
 325,000.00
    CALABASA AREA    CA   91302          1            03/22/95
    00
    0380105248                           05           05/01/95
     0
    9500113RFC                           O            04/01/25
    0


    1414895          083/728             F          285,000.00
    BB
    PENDLETON           PETER    E       360        285,000.00
     1
    918 AVENIDA PRESIDIO              10.125          2,527.44
    95
                                       9.875          2,527.44
 300,000.00
    SAN CLEMENTE     CA   92672          1            03/09/95
    14
    0380106071                           05           05/01/95
    30
    1080697                              O            04/01/25
    0


    1414898          171/728             F          232,400.00
    ZZ
    BARRY               PAUL     M       360        232,288.66
     1
    5414 TURNER COURT                  9.625          1,975.38
    80
                                       9.375          1,975.38
 290,500.00
    LAKEWOOD         CA   90712          1            02/21/95
    00
    0380105933                           03           04/01/95
     0
    58073022                             O            03/01/25
    0


    1414900          405/405             F           65,000.00
    ZZ
    COSTELLO            BARRY    L       360         65,000.00
     1
    326 EAST 11TH STREET               9.875            564.43
    55
                                       9.625            564.43
 120,000.00
    PORT ANGELES     WA   98362          2            03/07/95
    00
    0003520517                           05           05/01/95
     0
    0003520517                           O            04/01/25
    0


    1414912          736/728             F          169,050.00
    ZZ
    LEE                 SUNG     B       360        169,050.00
     1
    365 S.W. 169TH COURT               9.250          1,390.73
    75
                                       9.000          1,390.73
 225,400.00
    BEAVERTON        OR   97006          1            03/23/95
    00
    0380106725                           05           05/01/95
     0
    437065                               O            04/01/25
    0


    1414970          405/405             F           68,000.00
    ZZ
    CASAREZ             ARCELIA          360         68,000.00
     1
    1591 PINE DRIVE                    9.000            547.15
    54
                                       8.750            547.15
 128,000.00
1


    LA HABRA         CA   90631          1            03/16/95
    00
    3596178                              03           05/01/95
     0
    3596178                              O            04/01/25
    0


    1414977          429/429             F          253,700.00
    ZZ
    HARPER              DAVID    B       360        253,700.00
     1
    114 CRIMSON PLACE                  8.750          1,995.86
    90
                                       8.500          1,995.86
 281,900.00
    CHESTER SPRINGS  PA   19425          1            03/31/95
    14
    94114457                             03           05/01/95
    25
    94114457                             O            04/01/25
    0


    1414978          429/429             F          230,350.00
    ZZ
    GLAUSER             JOHN     G       360        230,350.00
     1
    4 WEST PERIWINKLE LANE             8.875          1,832.77
    76
                                       8.625          1,832.77
 305,000.00
    NEWARK           DE   19711          2            03/27/95
    00
    0021005574                           05           05/01/95
     0
    0021005574                           O            04/01/25
    0


    1414981          429/429             F          220,800.00
    ZZ
    MARGOLIS            RICHARD  S       360        220,121.61
     1
    30 ELLEN COURT                     8.500          1,697.77
    80
                                       8.250          1,697.77
 276,000.00
    HILLSDALE        NJ   07642          1            10/07/94
    00
    94063654                             05           12/01/94
     0
    94063654                             O            11/01/24
    0


    1414985          429/429             F          254,400.00
    ZZ
    PATEL               NILESH           360        254,400.00
     1
    143 DORSET CIRCLE                  8.875          2,024.13
    80
                                       8.625          2,024.13
 318,000.00
    PHOENIXVILLE     PA   19460          1            03/17/95
    00
    94075607                             05           05/01/95
     0
    94075607                             O            04/01/25
    0


    1415007          670/670             F          424,300.00
    ZZ
    KOVEN               MARSHALL B       360        424,080.03
     1
    11 BARBERA DRIVE                   9.250          3,490.62
    80
                                       9.000          3,490.62
 530,395.00
    HOLMDEL          NJ   07733          1            02/24/95
    00
    692786                               05           04/01/95
     0
    692786                               O            03/01/25
    0
1




    1415010          670/670             F          288,000.00
    ZZ
    HORGAN              CHRISTOPHT       360        288,000.00
     1
    448 ACKERMAN AVENUE                9.250          2,369.31
    90
                                       9.000          2,369.31
 320,000.00
    GLEN ROCK        NJ   07452          1            03/10/95
    04
    561550                               05           05/01/95
    20
    561550                               O            04/01/25
    0

   TOTAL NUMBER OF LOANS   :        669

   TOTAL ORIGINAL BALANCE  :   189,402,031.11

   TOTAL PRINCIPAL BALANCE :   188,983,349.15

   TOTAL ORIGINAL P+I      :     1,564,626.74

   TOTAL CURRENT P+I       :     1,564,626.74


                             ***************************
                             *      END OF REPORT      *
                             ***************************

  RUN ON     : 04/18/95           RFC DISCLOSURE SYSTEM
RFFSDFIX-01
  AT         : 16.30.50           FIXED PASSTHRU REPORT
AMORTIZED BALANCE
  SERIES     : RFMSI I 1995-S3
CUTOFF : 04/01/95
  POOL       : 0004167
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP

- -----------------------------------------------------------------
- --------------

      1343925                              .3750
      125,339.20                           .0800
            7.8750                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.4200                         .0000

      1352659                              .7500
      338,988.93                           .0800
            7.6250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.7950                         .0000

      1398001                              .2500
      875,000.00                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1400142                              .2500
      329,534.36                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         .0000
            8.5000                         .9700

      1402613                              .2500
      599,734.57                           .0300
           10.0000                         .0000
            9.7500                         .0000
            9.7200                         .0000
            8.5000                        1.2200

      1402652                              .2500
      140,000.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            8.5000                         .7950
1



      1402728                              .2500
      220,172.06                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1403166                              .2500
      370,000.00                           .0300
            9.8750                         .0000
            9.6250                         .0000
            9.5950                         .0000
            8.5000                        1.0950

      1403560                              .2500
      357,500.00                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         .0000
            8.5000                         .9700

      1403563                              .2500
      302,000.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1403730                              .2500
      500,000.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.5000                         .3450

      1403765                              .2500
      350,000.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.5000                         .3450

      1403780                              .2500
      272,710.51                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            7.0450                         .0000

      1403830                              .2500
      222,600.00                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200
1



      1403850                              .2500
      300,000.00                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1403867                              .2500
      300,000.00                           .0300
            9.8750                         .0000
            9.6250                         .0000
            9.5950                         .0000
            8.5000                        1.0950

      1403931                              .2500
      380,000.00                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.5000                         .5950

      1403932                              .2500
      980,000.00                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1404461                              .2500
      225,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1404467                              .2500
       99,911.15                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            8.5000                        1.1700

      1404480                              .2500
      464,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.5000                         .0950

      1404590                              .2500
      300,000.00                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200
1



      1404632                              .2500
      188,900.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1404636                              .2500
      300,000.00                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.5000                         .5950

      1404643                              .2500
       48,000.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1404739                              .2500
      350,000.00                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1404746                              .2500
      276,500.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1404808                              .2500
      219,771.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1404813                              .2500
      214,787.65                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1404832                              .2500
      341,679.58                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         .0000
            8.5000                         .9700
1



      1405121                              .2500
       72,550.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            8.5000                        1.0450

      1405176                              .2500
      249,873.75                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            8.5000                         .5450

      1405192                              .2500
      637,500.00                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.5000                         .5950

      1405193                              .2500
      330,000.00                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1405197                              .2500
      181,500.00                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1405216                              .2500
      165,000.00                           .0300
            9.8750                         .0000
            9.6250                         .0000
            9.5950                         .0000
            8.5000                        1.0950

      1405235                              .2500
      217,287.29                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1405275                              .2500
      145,800.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            8.5000                        1.0450
1



      1405280                              .2500
      167,900.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1405284                              .2500
      287,950.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1405288                              .2500
       72,000.00                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1405304                              .2500
      216,900.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            8.2200                         .0000

      1405331                              .2500
      448,950.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1405336                              .2500
      285,000.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1405341                              .2500
      306,000.00                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.5000                         .5950

      1405344                              .2500
      380,000.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700
1



      1405345                              .2500
      256,000.00                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         .0000
            8.5000                         .9700

      1405362                              .2500
      231,300.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.5000                         .3450

      1405371                              .2500
      363,200.00                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.5000                         .5950

      1405380                              .2500
      187,500.00                           .0800
            9.4000                         .0000
            9.1500                         .0000
            9.0700                         .0000
            8.5000                         .5700

      1405383                              .2500
      340,000.00                           .0300
           10.0000                         .0000
            9.7500                         .0000
            9.7200                         .0000
            8.5000                        1.2200

      1405388                              .2500
      224,706.76                           .0800
           10.1250                         .0000
            9.8750                         .0000
            9.7950                         .0000
            8.5000                        1.2950

      1405390                              .2500
      197,778.70                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.5000                         .3450

      1405397                              .2500
      123,000.00                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            8.5000                        1.1700
1



      1405403                              .2500
       99,953.34                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         .0000
            8.5000                         .9700

      1405409                              .2500
      233,884.90                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1405414                              .2500
      299,504.69                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1405416                              .2500
      300,824.93                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         .0000
            8.5000                         .9700

      1405418                              .2500
      259,263.80                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1405419                              .2500
      235,589.66                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.4700                         .0000

      1405420                              .2500
      515,102.85                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.4700                         .0000

      1405421                              .2500
      223,610.54                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.4700                         .0000
1



      1405422                              .2500
      236,665.58                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         .0000
            8.5000                         .9700

      1405424                              .2500
      390,836.68                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.5000                         .0950

      1405425                              .2500
      391,411.58                           .0300
            9.8750                         .0000
            9.6250                         .0000
            9.5950                         .0000
            8.5000                        1.0950

      1405427                              .2500
      259,679.42                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1405429                              .2500
      323,418.25                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1405432                              .2500
      239,633.55                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.5000                         .5950

      1405439                              .2500
      219,255.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1405444                              .2500
      249,628.15                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200
1



      1405447                              .2500
      287,524.52                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1405453                              .2500
      262,299.56                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.4700                         .0000

      1405455                              .2500
      209,535.97                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1405464                              .2500
      437,267.17                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.5000                         .3450

      1405479                              .2500
      235,491.83                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.5000                         .3450

      1405489                              .2500
      599,083.88                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.5000                         .5950

      1405491                              .2500
      299,671.03                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1405493                              .2500
      239,756.65                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.5000                         .5950
1



      1405496                              .2500
      215,703.18                           .0300
            9.8750                         .0000
            9.6250                         .0000
            9.5950                         .0000
            8.5000                        1.0950

      1405505                              .2500
      293,299.08                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.5000                         .0950

      1405512                              .2500
      223,490.19                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1405513                              .2500
      271,882.08                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.5000                         .0950

      1405516                              .2500
      258,750.00                           .0300
           10.0000                         .0000
            9.7500                         .0000
            9.7200                         .0000
            8.5000                        1.2200

      1405519                              .2500
      372,917.05                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.5000                         .0950

      1405520                              .2500
      114,940.38                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1405523                              .2500
      231,460.20                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.4700                         .0000
1



      1405586                              .2500
      259,000.00                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         .0000
            8.5000                         .9700

      1405589                              .2500
      247,500.00                           .0300
           10.0000                         .0000
            9.7500                         .0000
            9.7200                         .0000
            8.5000                        1.2200

      1405594                              .2500
      148,000.00                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1405611                              .2500
      148,400.00                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         .0000
            8.5000                         .9700

      1405612                              .2500
      347,741.94                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            8.5000                        1.0450

      1405751                              .5000
      281,868.43                           .0800
            9.7500                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.5000                         .6700

      1405752                              .2500
      225,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1405791                              .2500
      311,054.81                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            8.5000                         .9200
1



      1405793                              .2500
      224,528.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.5000                         .4200

      1405794                              .2500
      286,879.47                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            8.5000                         .2950

      1405795                              .2500
      262,219.54                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            8.5000                         .2950

      1405796                              .2500
      279,623.57                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.5000                         .6700

      1405797                              .2500
      147,925.26                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            8.5000                         .5450

      1405798                              .2500
      252,782.01                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            8.5000                         .9200

      1405799                              .2500
      231,885.89                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.5000                         .6700

      1405800                              .2500
      399,813.38                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            8.5000                         .9200
1



      1405801                              .2500
      244,788.73                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            8.5000                        1.0450

      1405802                              .2500
      579,714.71                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.5000                         .6700

      1405803                              .2500
      151,297.23                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            8.5000                        1.0450

      1405804                              .2500
      244,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.5000                         .4200

      1405805                              .2500
      100,000.79                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.5000                         .6700

      1405820                              .2500
      544,000.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1405828                              .2500
      249,860.68                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.4700                         .0000

      1405832                              .2500
      479,701.65                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            8.0450                         .0000
1



      1405833                              .2500
      209,687.67                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.5000                         .6700

      1405834                              .2500
      103,497.69                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.5000                         .6700

      1405835                              .2500
      283,339.22                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            8.4200                         .0000

      1405836                              .2500
      228,521.82                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            8.5000                         .0450

      1405837                              .2500
    1,945,496.86                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            8.5000                        1.0450

      1405838                              .2500
      217,968.14                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            8.5000                         .7950

      1405840                              .2500
      208,463.96                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            8.5000                         .5450

      1405841                              .2500
      459,035.01                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.5000                         .4200
1



      1405842                              .2500
      206,939.41                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            8.5000                         .2950

      1405844                              .2500
      246,085.14                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            8.5000                         .9200

      1405845                              .2500
      209,193.46                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.5000                         .6700

      1405846                              .2500
      242,508.13                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            8.5000                         .0450

      1405847                              .2500
      265,866.09                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            8.5000                         .2950

      1405848                              .2500
      263,888.98                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.5000                         .6700

      1405849                              .2500
      102,851.19                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            8.5000                         .9200

      1405850                              .2500
      268,344.58                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            8.5000                         .0450
1



      1405851                              .2500
      272,078.06                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.5000                         .4200

      1405852                              .2500
      259,868.70                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            8.5000                         .5450

      1405853                              .2500
      435,316.68                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.5000                         .4200

      1405854                              .2500
      224,990.51                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            8.5000                         .2950

      1405855                              .2500
      209,162.10                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            8.4200                         .0000

      1405856                              .2500
      218,178.56                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            8.5000                         .5450

      1405857                              .2500
      269,959.71                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            8.4200                         .0000

      1405859                              .2500
      275,278.31                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            8.5000                         .7950
1



      1405860                              .2500
      264,616.09                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            8.5000                         .7950

      1405863                              .2500
       90,958.65                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            8.5000                        1.0450

      1405864                              .2500
      314,840.93                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            8.5000                         .5450

      1405865                              .2500
       79,962.68                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            8.5000                         .9200

      1405866                              .2500
       48,777.23                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            8.5000                         .9200

      1405867                              .2500
      251,869.36                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.5000                         .4200

      1405868                              .2500
      234,601.47                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            8.5000                         .5450

      1405869                              .2500
       64,972.74                           .0800
           10.2500                         .0000
           10.0000                         .0000
            9.9200                         .0000
            8.5000                        1.4200
1



      1405870                              .2500
      257,839.17                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5450                         .0000

      1405871                              .2500
      259,872.11                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.5000                         .6700

      1405873                              .2500
      229,389.81                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            8.5000                         .7950

      1405874                              .2500
      251,726.10                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.5000                         .6700

      1405875                              .2500
      237,870.14                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            8.5000                        1.1700

      1405876                              .2500
      314,352.07                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            8.5000                         .1700

      1405877                              .2500
      231,474.86                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.5000                         .4200

      1405878                              .2500
      350,000.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            8.5000                         .7950
1



      1405879                              .2500
       93,757.39                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            8.5000                        1.0450

      1405880                              .2500
      386,814.60                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            8.5000                         .7950

      1405881                              .2500
      174,808.10                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            8.5000                         .1700

      1405882                              .2500
      239,881.95                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.5000                         .6700

      1405884                              .2500
      111,568.79                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            8.5000                        1.0450

      1405885                              .2500
      301,995.31                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            8.5000                        1.1700

      1405886                              .2500
      498,510.99                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            8.5000                         .7950

      1405887                              .2500
      459,269.32                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            8.5000                         .9200
1



      1405889                              .2500
       80,526.46                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            8.5000                        1.0450

      1405890                              .2500
      229,860.67                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            8.1700                         .0000

      1405891                              .2500
      249,771.91                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            8.5000                        1.0450

      1405892                              .2500
      244,951.39                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            8.5000                         .5450

      1405893                              .2500
      310,109.18                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            8.5000                         .9200

      1405894                              .2500
      170,913.65                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            8.5000                         .5450

      1405895                              .2500
       99,901.25                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.5000                         .6700

      1405896                              .2500
      139,861.72                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.5000                         .6700
1



      1405898                              .2500
      299,748.50                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            8.5000                         .5450

      1405899                              .2500
      224,683.46                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.5000                         .4200

      1405900                              .2500
      511,727.53                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            8.5000                         .2950

      1405901                              .2500
      185,821.08                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            8.5000                         .7950

      1405902                              .2500
      254,748.15                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.5000                         .6700

      1405903                              .2500
      259,781.01                           .0800
           10.2500                         .0000
           10.0000                         .0000
            9.9200                         .0000
            8.5000                        1.4200

      1405904                              .2500
      335,685.21                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            8.5000                         .9200

      1405905                              .2500
      269,733.31                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.5000                         .6700
1



      1405907                              .2500
      278,752.11                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            8.5000                        1.1700

      1405908                              .2500
      192,400.20                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.5000                         .4200

      1405909                              .2500
      222,076.43                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            8.5000                         .7950

      1405911                              .2500
      331,654.45                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.5000                         .4200

      1405912                              .2500
      292,211.12                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.5000                         .6700

      1405913                              .2500
      257,310.11                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            8.5000                         .0450

      1405914                              .2500
      249,765.77                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            8.5000                         .9200

      1405915                              .2500
      349,827.84                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.5000                         .6700
1



      1405916                              .2500
      520,000.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            8.5000                         .5450

      1405917                              .2500
      133,871.09                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            8.5000                         .7950

      1405918                              .2500
      421,971.71                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            8.5000                         .5450

      1405919                              .2500
      263,746.05                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            8.5000                         .7950

      1405920                              .2500
      481,369.28                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            8.5000                         .7950

      1405921                              .2500
      242,883.59                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            8.5000                         .7950

      1405922                              .2500
       74,831.66                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            8.5000                        1.0450

      1405924                              .2500
      284,216.40                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            8.5000                         .5450
1



      1405925                              .2500
      411,571.16                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.5000                         .4200

      1405926                              .2500
       37,387.28                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            8.5000                         .1700

      1405927                              .2500
      310,325.93                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            8.5000                         .0450

      1405928                              .2500
       21,990.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            8.5000                        1.0450

      1405929                              .2500
       99,844.41                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.5000                         .6700

      1405930                              .2500
      241,700.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            8.5000                         .1700

      1405931                              .2500
      244,673.09                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.5000                         .4200

      1405932                              .2500
      351,593.48                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            8.4200                         .0000
1



      1405933                              .2500
      353,406.85                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            8.5000                         .1700

      1405934                              .2500
       80,300.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.5000                         .6700

      1405936                              .2500
      224,771.85                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            8.5000                         .5450

      1405937                              .2500
      749,650.09                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            8.5000                         .9200

      1405938                              .2500
      262,033.79                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5450                         .0000

      1405939                              .2500
      214,888.54                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.5000                         .4200

      1405940                              .2500
      244,676.38                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            8.5000                         .5450

      1405941                              .2500
       58,069.88                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.5000                         .4200
1



      1405942                              .2500
      236,841.55                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            8.5000                         .1700

      1405943                              .2500
      267,861.06                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.5000                         .4200

      1405944                              .2500
      284,306.30                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            8.5000                         .7950

      1405945                              .2500
      325,716.55                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.5000                         .6700

      1405946                              .2500
      227,268.20                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            8.5000                         .1700

      1405963                              .2500
       71,251.92                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            8.5000                         .1700

      1405964                              .2500
      223,000.00                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.5000                         .5950

      1405969                              .2500
      144,784.33                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.5000                         .6700
1



      1405970                              .2500
      204,670.21                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            8.5000                         .2950

      1405972                              .2500
      269,747.04                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         .0000
            8.5000                         .9700

      1405973                              .2500
       90,754.14                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            8.5000                         .2950

      1405974                              .2500
      106,832.29                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.5000                         .4200

      1405976                              .2500
      269,442.70                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            8.5000                         .0450

      1405980                              .2500
      215,474.23                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            8.5000                         .7950

      1405982                              .2500
      224,374.48                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            7.5450                         .0000

      1405984                              .2500
      251,316.46                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.5000                         .0950
1



      1405985                              .2500
      349,254.13                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            7.4200                         .0000

      1405986                              .2500
      260,729.85                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.5000                         .6700

      1405989                              .2500
      229,886.86                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.5000                         .6700

      1405993                              .2500
      169,563.97                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            8.5000                         .5450

      1405995                              .2500
      279,737.66                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            8.5000                         .9200

      1405996                              .2500
      169,643.37                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.5000                         .4200

      1405999                              .2500
      388,000.00                           .0800
            8.9900                         .0000
            8.7400                         .0000
            8.6600                         .0000
            8.5000                         .1600

      1406000                              .2500
      240,750.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200
1



      1406003                              .2500
      284,447.26                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            8.5000                         .7950

      1406004                              .2500
       58,448.02                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            8.5000                        1.1700

      1406006                              .2500
      218,077.81                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.5000                         .0950

      1406015                              .2500
      255,933.22                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            8.5000                         .1700

      1406016                              .2500
      211,279.86                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.5000                         .4200

      1406017                              .2500
      215,882.01                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            8.5000                         .1700

      1406020                              .2500
      224,889.32                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.5000                         .6700

      1406024                              .2500
      361,509.62                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            8.5000                         .5450
1



      1406027                              .2500
      274,407.87                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.5000                         .3450

      1406028                              .2500
      215,510.19                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            8.5000                         .0450

      1406029                              .2500
      244,503.51                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            7.6700                         .0000

      1406030                              .2500
      244,080.71                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            8.5000                         .1700

      1406032                              .2500
      139,931.13                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1406034                              .2500
      515,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1406036                              .2500
      225,489.03                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.5000                         .6700

      1406038                              .2500
      419,782.26                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.5000                         .4200
1



      1406039                              .2500
      237,264.75                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         .0000
            8.5000                         .9700

      1406041                              .2500
      498,775.45                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            8.1700                         .0000

      1406043                              .2500
      134,814.45                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            8.5000                        1.0450

      1406045                              .2500
      298,969.64                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            8.5000                         .9200

      1406046                              .2500
      178,115.65                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            8.5000                         .2950

      1406047                              .2500
      278,544.33                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.5000                         .6700

      1406049                              .2500
      297,000.00                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            8.5000                         .2950

      1406051                              .2500
       50,954.68                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            8.5000                        1.1700
1



      1406052                              .2500
      371,156.50                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            8.5000                         .0450

      1406056                              .2500
      223,895.49                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            8.5000                         .9200

      1406057                              .2500
      185,231.24                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            8.5000                         .7950

      1406058                              .2500
      224,528.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.5000                         .4200

      1406060                              .2500
      339,167.29                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            8.1700                         .0000

      1406061                              .2500
      131,069.63                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            8.5000                        1.0450

      1406062                              .2500
      112,446.10                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            8.5000                         .7950

      1406063                              .2500
      214,885.58                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            8.5000                         .2950
1



      1406066                              .2500
      256,867.73                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            8.5000                         .1700

      1406068                              .2500
      242,522.56                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            8.5000                         .9200

      1406069                              .2500
      319,255.44                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            8.4200                         .0000

      1406070                              .2500
      244,499.26                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            8.5000                         .5450

      1406071                              .2500
      299,265.24                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            8.1700                         .0000

      1406072                              .2500
      260,778.28                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            8.5000                         .9200

      1406073                              .2500
       93,453.31                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.5000                         .4200

      1406074                              .2500
      174,603.19                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            8.5000                         .0450
1



      1406075                              .2500
      330,000.00                           .0800
            8.9900                         .0000
            8.7400                         .0000
            8.6600                         .0000
            8.5000                         .1600

      1406076                              .2500
      349,098.00                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            7.9200                         .0000

      1406086                              .2500
      362,631.66                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            8.5000                         .5450

      1406088                              .2500
      269,844.65                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            8.4200                         .0000

      1406089                              .2500
       92,653.45                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.5000                         .4200

      1406091                              .2500
      112,450.23                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            8.5000                        1.1700

      1406093                              .2500
       58,862.31                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.5000                         .6700

      1406094                              .2500
      236,055.89                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            8.0450                         .0000
1



      1406096                              .2500
      271,350.68                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            8.2950                         .0000

      1406108                              .2500
      543,750.00                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1406111                              .2500
      217,500.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1406221                              .2500
      299,831.81                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.5000                         .0950

      1406238                              .2500
      285,000.00                           .0300
           10.0000                         .0000
            9.7500                         .0000
            9.7200                         .0000
            8.5000                        1.2200

      1406565                              .2500
      328,820.29                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            8.5000                         .1700

      1406617                              .2500
      250,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.5000                         .0950

      1406638                              .2500
      243,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            8.5000                         .1700
1



      1406642                              .2500
      284,662.69                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.4700                         .0000

      1406643                              .2500
      233,177.35                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.4700                         .0000

      1406644                              .2500
      278,511.20                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.4700                         .0000

      1406645                              .2500
      592,096.10                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.5000                         .3450

      1406646                              .2500
      256,639.12                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.4700                         .0000

      1406647                              .2500
      270,014.17                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1406648                              .2500
      265,599.02                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1406649                              .2500
      281,631.62                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.5000                         .0950
1



      1406650                              .2500
       62,715.58                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.5000                         .5950

      1406651                              .2500
      613,381.14                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1406652                              .2500
      269,995.31                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1406653                              .2500
      214,476.66                           .0300
            9.6250                         .0000
            9.3750                         .0000
            9.3450                         .0000
            8.5000                         .8450

      1406654                              .2500
      328,843.04                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.5000                         .3450

      1406655                              .2500
      258,956.49                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.5000                         .0950

      1406656                              .2500
      237,703.50                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1406657                              .2500
      251,636.39                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.5000                         .0950
1



      1406658                              .2500
      279,040.52                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.5000                         .0950

      1406659                              .2500
      242,995.54                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.4700                         .0000

      1406660                              .2500
      339,248.74                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1406661                              .2500
      374,529.58                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1406662                              .2500
      215,110.81                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.4700                         .0000

      1406663                              .2500
      248,816.27                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1406664                              .2500
      278,019.19                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.4700                         .0000

      1406665                              .2500
      258,578.47                           .0300
            9.8750                         .0000
            9.6250                         .0000
            9.5950                         .0000
            8.5000                        1.0950
1



      1406666                              .2500
      231,473.04                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.5000                         .0950

      1406667                              .2500
      398,891.04                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1406668                              .2500
      104,077.43                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.5000                         .5950

      1406669                              .2500
      235,375.89                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1406670                              .2500
      291,009.01                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.5000                         .0950

      1406671                              .2500
      291,197.58                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1406672                              .2500
      348,800.73                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.5000                         .0950

      1406673                              .2500
      228,579.09                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.5000                         .0950
1



      1406674                              .2500
      344,366.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.5000                         .0950

      1406675                              .2500
      234,033.21                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1406676                              .2500
      242,068.51                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.5000                         .0950

      1406677                              .2500
      336,343.54                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.5000                         .0950

      1406678                              .2500
      362,897.17                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1406679                              .2500
      118,413.36                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.5000                         .3450

      1406681                              .2500
      433,884.34                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.5000                         .5950

      1406682                              .2500
      523,839.95                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200
1



      1406683                              .2500
      255,598.79                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1406684                              .2500
      298,922.56                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.5000                         .0950

      1406685                              .2500
      331,658.11                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.5000                         .0950

      1406686                              .2500
      221,285.34                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.4700                         .0000

      1406687                              .2500
      348,559.19                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.4700                         .0000

      1406688                              .2500
      267,172.02                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.5000                         .5950

      1406689                              .2500
      224,768.54                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.5000                         .0950

      1406690                              .2500
      229,689.42                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700
1



      1406691                              .2500
      299,304.38                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1406692                              .2500
      339,032.70                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.5000                         .0950

      1406693                              .2500
      200,835.02                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1406694                              .2500
      268,028.78                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1406695                              .2500
      298,841.62                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.5000                         .0950

      1406696                              .2500
      298,943.62                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1406697                              .2500
      448,686.49                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.4700                         .0000

      1406698                              .2500
      264,897.97                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.5000                         .0950
1



      1406699                              .2500
      244,121.30                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1406700                              .2500
      219,672.79                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1406701                              .2500
      224,292.36                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.5000                         .3450

      1406702                              .2500
      215,385.47                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.5000                         .0950

      1406703                              .2500
      209,523.84                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.5000                         .0950

      1406704                              .2500
       69,890.28                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1406705                              .2500
      958,605.94                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1406706                              .2500
      271,650.76                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200
1



      1406707                              .2500
      276,854.33                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.4700                         .0000

      1406708                              .2500
      336,289.86                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.5000                         .0950

      1406710                              .2500
      139,236.47                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         .0000
            8.5000                         .9700

      1406711                              .2500
      256,118.47                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1406712                              .2500
      492,509.35                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1406713                              .2500
      244,372.16                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.4700                         .0000

      1406714                              .2500
      228,127.63                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         .0000
            8.5000                         .9700

      1406715                              .2500
       96,160.49                           .0300
            9.6250                         .0000
            9.3750                         .0000
            9.3450                         .0000
            8.5000                         .8450
1



      1406717                              .2500
      250,924.56                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1406718                              .2500
      342,401.54                           .0300
           10.1250                         .0000
            9.8750                         .0000
            9.8450                         .0000
            8.5000                        1.3450

      1406719                              .2500
      469,571.21                           .0300
            9.8750                         .0000
            9.6250                         .0000
            9.5950                         .0000
            8.5000                        1.0950

      1406720                              .2500
      243,975.11                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.5000                         .0950

      1406721                              .2500
      231,636.38                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1406722                              .2500
      324,831.51                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1406723                              .2500
      399,572.66                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.5000                         .3450

      1406724                              .2500
    1,293,818.46                           .0300
            9.8750                         .0000
            9.6250                         .0000
            9.5950                         .0000
            8.5000                        1.0950
1



      1406725                              .2500
      229,176.14                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         .0000
            8.5000                         .9700

      1406726                              .2500
      569,437.04                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1406727                              .2500
      250,131.60                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.5000                         .0950

      1406728                              .2500
      304,569.58                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         .0000
            8.5000                         .9700

      1406729                              .2500
      310,080.78                           .0300
            9.8750                         .0000
            9.6250                         .0000
            9.5950                         .0000
            8.5000                        1.0950

      1406730                              .2500
      299,491.72                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.5000                         .0950

      1406733                              .2500
      391,416.32                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.4700                         .0000

      1406734                              .2500
      298,972.02                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.5000                         .0950
1



      1406735                              .2500
      258,439.33                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1406736                              .2500
      254,255.66                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.4700                         .0000

      1406737                              .2500
      287,062.71                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.5000                         .3450

      1406738                              .2500
       67,274.52                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1406740                              .2500
       45,290.89                           .0300
           10.1250                         .0000
            9.8750                         .0000
            9.8450                         .0000
            8.5000                        1.3450

      1406742                              .2500
      264,226.46                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.4700                         .0000

      1406743                              .2500
      896,835.94                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.4700                         .0000

      1406744                              .2500
      949,350.68                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.4700                         .0000
1



      1406746                              .2500
      258,065.45                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1406747                              .2500
      314,663.45                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.5000                         .3450

      1406749                              .2500
      299,454.36                           .0300
            9.6250                         .0000
            9.3750                         .0000
            9.3450                         .0000
            8.5000                         .8450

      1406750                              .2500
      328,690.77                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.5000                         .3450

      1406752                              .2500
      229,362.31                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1406753                              .2500
      227,234.61                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.5000                         .5950

      1406754                              .2500
      259,495.73                           .0300
            9.6250                         .0000
            9.3750                         .0000
            9.3450                         .0000
            8.5000                         .8450

      1406755                              .2500
      259,642.40                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200
1



      1406757                              .2500
      359,464.55                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1406758                              .2500
      431,406.33                           .0300
            9.8750                         .0000
            9.6250                         .0000
            9.5950                         .0000
            8.5000                        1.0950

      1406759                              .2500
       47,135.11                           .0300
            9.8750                         .0000
            9.6250                         .0000
            9.5950                         .0000
            8.5000                        1.0950

      1406761                              .2500
      239,769.12                           .0300
            9.6250                         .0000
            9.3750                         .0000
            9.3450                         .0000
            8.5000                         .8450

      1406762                              .2500
      559,122.30                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1406763                              .2500
      250,770.98                           .0300
            9.8750                         .0000
            9.6250                         .0000
            9.5950                         .0000
            8.5000                        1.0950

      1406764                              .2500
      647,360.00                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1406765                              .2500
      263,690.74                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.4700                         .0000
1



      1406766                              .2500
      427,599.00                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         .0000
            8.5000                         .9700

      1406767                              .2500
       56,746.78                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         .0000
            8.5000                         .9700

      1406768                              .2500
      114,877.13                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.5000                         .3450

      1406769                              .2500
      222,032.78                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1406770                              .2500
      294,659.30                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.4700                         .0000

      1406771                              .2500
      385,888.14                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         .0000
            8.5000                         .9700

      1406772                              .2500
      321,849.77                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         .0000
            8.5000                         .9700

      1406773                              .2500
      229,784.52                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         .0000
            8.5000                         .9700
1



      1406775                              .2500
      484,994.68                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1406777                              .2500
      248,867.49                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.5000                         .3450

      1406778                              .2500
      224,476.54                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.4700                         .0000

      1406779                              .2500
      654,660.43                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1406780                              .2500
      259,749.85                           .0300
            9.6250                         .0000
            9.3750                         .0000
            9.3450                         .0000
            8.5000                         .8450

      1406781                              .2500
      406,576.38                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1406783                              .2500
      341,634.63                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.5000                         .3450

      1406785                              .2500
      224,794.72                           .0300
            9.8750                         .0000
            9.6250                         .0000
            9.5950                         .0000
            8.5000                        1.0950
1



      1406786                              .2500
      251,605.04                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1406787                              .2500
      430,263.30                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.5000                         .5950

      1406788                              .2500
      240,918.30                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1406789                              .2500
      419,764.54                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.5000                         .0950

      1406791                              .2500
      349,404.01                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.5000                         .0950

      1406792                              .2500
      220,335.71                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1406793                              .2500
      225,479.94                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.5000                         .3450

      1406794                              .2500
       53,949.40                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         .0000
            8.5000                         .9700
1



      1406795                              .2500
      479,776.05                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         .0000
            8.5000                         .9700

      1406796                              .2500
      331,827.88                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1406797                              .2500
      207,786.43                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1406798                              .2500
      261,110.97                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.5000                         .3450

      1406799                              .2500
      300,000.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1406803                              .2500
      299,831.81                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            8.5000                         .0450

      1406805                              .2500
      337,500.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            8.5000                         .7950

      1406812                              .2500
       59,687.80                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.5000                         .4200
1



      1406816                              .2500
      322,000.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            8.5000                         .7950

      1406820                              .2500
      284,460.50                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            8.5000                         .9200

      1406823                              .2500
      259,069.11                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            8.5000                         .5450

      1406824                              .3750
      403,400.00                           .0800
            9.5000                         .0000
            9.1250                         .0000
            9.0450                         .0000
            8.5000                         .5450

      1406827                              .2500
      223,492.88                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            8.5000                         .7950

      1406897                              .2500
      189,735.71                           .0800
           10.1250                         .0000
            9.8750                         .0000
            9.7950                         .0000
            8.5000                        1.2950

      1406898                              .2500
      299,354.08                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            8.5000                         .2950

      1406899                              .2500
      259,714.89                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            8.5000                         .1700
1



      1406901                              .2500
      399,572.64                           .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            8.5000                         .2950

      1406909                              .2500
      298,500.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            8.5000                         .7950

      1406910                              .2500
      221,896.42                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            8.5000                         .9200

      1406912                              .2500
      248,636.99                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            8.5000                        1.0450

      1406957                              .2500
      164,916.67                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.5000                         .5950

      1406971                              .2500
      214,990.48                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         .0000
            8.5000                         .9700

      1406972                              .2500
      306,692.21                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1406973                              .2500
      151,837.61                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.5000                         .3450
1



      1406974                              .2500
      161,831.39                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1406975                              .2500
      224,577.98                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1406976                              .2500
      254,734.60                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1406977                              .2500
      282,614.54                           .0300
            9.6250                         .0000
            9.3750                         .0000
            9.3450                         .0000
            8.5000                         .8450

      1406978                              .2500
       85,957.70                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1406979                              .2500
      999,495.01                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.5000                         .5950

      1406980                              .2500
      149,926.22                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1406981                              .2500
      218,289.71                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.5000                         .5950
1



      1406982                              .2500
      364,820.46                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1406983                              .2500
      275,949.19                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1406984                              .2500
      266,361.98                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.5000                         .5950

      1406985                              .2500
       99,945.38                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1406986                              .2500
      376,599.48                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.5000                         .3450

      1406987                              .2500
      100,947.64                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1406988                              .2500
      284,656.18                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.5000                         .5950

      1406989                              .2500
      289,841.59                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200
1



      1406990                              .2500
      204,735.16                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.5000                         .0950

      1406991                              .2500
      211,000.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1406992                              .2500
      413,379.89                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.5000                         .3450

      1406993                              .2500
      249,866.96                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.5000                         .3450

      1406994                              .2500
      379,000.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1406995                              .2500
      202,500.00                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.5000                         .5950

      1406996                              .2500
      441,000.00                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1406997                              .2500
      220,800.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700
1



      1406998                              .2500
      405,000.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.5000                         .3450

      1406999                              .2500
      160,850.00                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1407000                              .2500
      110,000.00                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         .0000
            8.5000                         .9700

      1407001                              .2500
      118,400.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1407002                              .2500
      232,650.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.5000                         .0950

      1407008                              .2500
      237,500.00                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            8.5000                         .7950

      1407587                              .2500
      272,572.77                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            8.5000                         .9200

      1407600                              .2500
      250,000.00                           .0300
            9.6250                         .0000
            9.3750                         .0000
            9.3450                         .0000
            8.5000                         .8450
1



      1407611                              .2500
      220,000.00                           .0800
            9.0500                         .0000
            8.8000                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1407617                              .2500
      336,000.00                           .0800
            8.9500                         .0000
            8.7000                         .0000
            8.6200                         .0000
            8.5000                         .1200

      1407619                              .2500
      244,800.00                           .0800
            9.2000                         .0000
            8.9500                         .0000
            8.8700                         .0000
            8.5000                         .3700

      1407620                              .2500
      299,344.74                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1407632                              .2500
      220,000.00                           .0800
            8.4500                         .0000
            8.2000                         .0000
            8.1200                         .0000
            8.1200                         .0000

      1407639                              .2500
      217,600.00                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1407643                              .2500
      297,000.00                           .0300
            9.6250                         .0000
            9.3750                         .0000
            9.3450                         .0000
            8.5000                         .8450

      1407645                              .2500
      298,000.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.5000                         .0950
1



      1407649                              .2500
      258,622.73                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1407652                              .2500
      226,100.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1407655                              .2500
      245,000.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1407659                              .2500
       98,000.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            8.5000                         .5450

      1407662                              .2500
      110,250.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.5000                         .6700

      1407673                              .2500
      314,250.00                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            8.5000                        1.1700

      1407674                              .2500
      220,000.00                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            8.5000                         .5450

      1407676                              .2500
       83,790.10                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200
1



      1407678                              .2500
      105,941.49                           .0300
            9.6250                         .0000
            9.3750                         .0000
            9.3450                         .0000
            8.5000                         .8450

      1407679                              .2500
      307,088.31                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.5000                         .5950

      1407680                              .2500
      224,628.54                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1407682                              .2500
      211,500.00                           .0300
            9.6250                         .0000
            9.3750                         .0000
            9.3450                         .0000
            8.5000                         .8450

      1407683                              .2500
      247,506.22                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1407685                              .2500
      115,187.94                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.5000                         .3450

      1407693                              .2500
      239,762.97                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1407695                              .2500
      213,217.99                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.5000                         .3450
1



      1407698                              .2500
      246,013.83                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1407699                              .2500
      303,345.50                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.5000                         .3450

      1407704                              .2500
      297,532.95                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1407707                              .2500
      229,630.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.5000                         .3450

      1407710                              .2500
      227,378.93                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.5000                         .3450

      1407715                              .2500
      229,387.11                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1407722                              .2500
      299,827.39                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.4700                         .0000

      1407724                              .2500
      222,868.01                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200
1



      1407725                              .2500
       79,752.82                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.5000                         .5950

      1407727                              .2500
      329,828.92                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1407728                              .2500
      219,894.60                           .0300
            9.6250                         .0000
            9.3750                         .0000
            9.3450                         .0000
            8.5000                         .8450

      1407730                              .2500
      101,218.61                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1407732                              .2500
      260,748.91                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            8.5000                         .7950

      1407735                              .2500
      549,012.44                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            8.5000                        1.0450

      1407738                              .2500
      474,820.01                           .0800
           10.2500                         .0000
           10.0000                         .0000
            9.9200                         .0000
            8.5000                        1.4200

      1407739                              .2500
      416,186.34                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.5000                         .4200
1



      1407740                              .2500
      332,662.03                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            8.5000                         .0450

      1407741                              .2500
      246,777.74                           .0800
           10.8750                         .0000
           10.6250                         .0000
           10.5450                         .0000
            8.5000                        2.0450

      1407743                              .2500
      228,902.15                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.5000                         .3450

      1407744                              .2500
      210,223.64                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            8.5000                         .1700

      1407745                              .2500
      395,569.76                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            8.5000                         .0450

      1407746                              .2500
      275,121.69                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            8.1700                         .0000

      1407747                              .2500
      229,373.22                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1407748                              .2500
      414,811.83                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            8.5000                        1.0450
1



      1407749                              .2500
      488,931.20                           .0800
           10.0000                         .0000
            9.7500                         .0000
            9.6700                         .0000
            8.5000                        1.1700

      1407750                              .2500
      269,610.84                           .0800
            9.6250                         .0000
            9.3750                         .0000
            9.2950                         .0000
            8.5000                         .7950

      1407751                              .2500
      243,752.60                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.5000                         .5950

      1407753                              .2500
      247,403.32                           .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            8.2950                         .0000

      1407755                              .2500
      242,867.26                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1407756                              .2500
      318,418.20                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            8.1700                         .0000

      1407757                              .2500
      234,877.54                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            8.5000                         .5450

      1407758                              .2500
      244,444.47                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.5000                         .0950
1



      1407761                              .2500
      293,995.24                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.5000                         .5950

      1407762                              .2500
      210,712.86                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1407764                              .2500
      102,939.20                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1407765                              .2500
      229,686.97                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1407766                              .2500
      213,190.69                           .0300
            9.6250                         .0000
            9.3750                         .0000
            9.3450                         .0000
            8.5000                         .8450

      1407767                              .2500
      248,703.83                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.5000                         .6700

      1407768                              .2500
      124,205.17                           .0300
            9.8750                         .0000
            9.6250                         .0000
            9.5950                         .0000
            8.5000                        1.0950

      1407769                              .2500
      304,849.97                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200
1



      1407770                              .2500
      301,347.74                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.5000                         .5950

      1407771                              .2500
      149,707.11                           .0300
            9.6250                         .0000
            9.3750                         .0000
            9.3450                         .0000
            8.5000                         .8450

      1407772                              .2500
      143,509.41                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.5000                         .3450

      1407774                              .2500
      140,701.18                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         .0000
            8.5000                         .9700

      1407775                              .2500
       94,231.13                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.5000                         .0950

      1407776                              .2500
      158,570.43                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.5000                         .3450

      1407778                              .2500
      242,886.63                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         .0000
            8.5000                         .9700

      1407779                              .2500
      104,881.83                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            8.5000                         .0450
1



      1407788                              .2500
      232,893.86                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            8.5000                         .5450

      1407789                              .2500
      299,832.68                           .0300
            8.9000                         .0000
            8.6500                         .0000
            8.6200                         .0000
            8.5000                         .1200

      1407790                              .2500
      273,000.00                           .0300
            9.8750                         .0000
            9.6250                         .0000
            9.5950                         .0000
            8.5000                        1.0950

      1407791                              .2500
      220,000.00                           .0300
            8.6250                         .0000
            8.3750                         .0000
            8.3450                         .0000
            8.3450                         .0000

      1407792                              .2500
      278,673.33                           .0300
            9.8750                         .0000
            9.6250                         .0000
            9.5950                         .0000
            8.5000                        1.0950

      1407793                              .2500
      499,733.91                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.5000                         .3450

      1407794                              .2500
      500,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.4700                         .0000

      1407796                              .2500
      216,340.69                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.5000                         .5950
1



      1407797                              .2500
      223,134.27                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1407798                              .2500
      299,852.44                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1407800                              .2500
      437,384.75                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1407802                              .2500
      326,000.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1407803                              .2500
      254,413.36                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.5000                         .0950

      1407804                              .2500
      229,867.66                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.4700                         .0000

      1407805                              .2500
      264,876.36                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         .0000
            8.5000                         .9700

      1407806                              .2500
      495,762.38                           .0300
            9.6250                         .0000
            9.3750                         .0000
            9.3450                         .0000
            8.5000                         .8450
1



      1407807                              .2500
      274,853.66                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.5000                         .3450

      1407808                              .2500
      229,874.36                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1407809                              .2500
      519,723.28                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.5000                         .3450

      1407813                              .2500
      342,000.00                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.5000                         .5950

      1407814                              .2500
      487,740.30                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.5000                         .3450

      1407815                              .2500
      767,622.24                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1407817                              .2500
      264,868.54                           .0300
            9.4600                         .0000
            9.2100                         .0000
            9.1800                         .0000
            8.5000                         .6800

      1407818                              .2500
      383,789.81                           .0300
            8.9900                         .0000
            8.7400                         .0000
            8.7100                         .0000
            8.5000                         .2100
1



      1407819                              .2500
      419,804.05                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         .0000
            8.5000                         .9700

      1407820                              .2500
      624,675.98                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1407821                              .2500
      415,787.47                           .0300
            9.3200                         .0000
            9.0700                         .0000
            9.0400                         .0000
            8.5000                         .5400

      1407822                              .2500
      999,508.12                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1407823                              .2500
      374,810.62                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.5000                         .5950

      1407824                              .2500
      399,823.04                           .0300
           10.0000                         .0000
            9.7500                         .0000
            9.7200                         .0000
            8.5000                        1.2200

      1407825                              .2500
      264,000.00                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1407826                              .2500
      223,287.18                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.5000                         .5950
1



      1407827                              .2500
      249,873.74                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.5000                         .5950

      1407828                              .2500
      328,234.16                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.5000                         .5950

      1407829                              .2500
      386,819.44                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         .0000
            8.5000                         .9700

      1407830                              .2500
      287,300.98                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1407831                              .2500
      231,632.97                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.5000                         .5950

      1407832                              .2500
      345,579.93                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1407833                              .2500
      287,746.79                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.5000                         .3450

      1407834                              .2500
      293,400.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200
1



      1407835                              .2500
      215,900.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1407836                              .2500
      314,137.06                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1407837                              .2500
      211,500.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1407838                              .2500
      278,866.34                           .0300
            9.6250                         .0000
            9.3750                         .0000
            9.3450                         .0000
            8.5000                         .8450

      1407839                              .2500
      239,950.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.5000                         .3450

      1407840                              .2500
      313,849.57                           .0300
            9.6250                         .0000
            9.3750                         .0000
            9.3450                         .0000
            8.5000                         .8450

      1407841                              .2500
      307,400.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.5000                         .0950

      1407842                              .2500
      300,000.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.5000                         .3450
1



      1407844                              .2500
      999,520.93                           .0300
            9.6250                         .0000
            9.3750                         .0000
            9.3450                         .0000
            8.5000                         .8450

      1407845                              .2500
      409,287.70                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1407847                              .2500
      249,883.36                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         .0000
            8.5000                         .9700

      1407851                              .2500
      207,656.58                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            8.5000                         .1700

      1407854                              .2500
      699,290.24                           .0800
            9.3750                         .0000
            9.1250                         .0000
            9.0450                         .0000
            8.5000                         .5450

      1407877                              .2500
      227,500.00                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.5000                         .5950

      1407892                              .2500
      250,000.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.4700                         .0000

      1412546                              .2500
      291,456.56                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.5000                         .6700
1



      1412562                              .2500
      229,500.00                           .0300
            8.7500                         .0000
            8.5000                         .0000
            8.4700                         .0000
            8.4700                         .0000

      1414355                              .2500
      349,840.98                           .0300
            9.8750                         .0000
            9.6250                         .0000
            9.5950                         .0000
            8.5000                        1.0950

      1414641                              .2700
      254,874.57                           .0300
            9.5000                         .0000
            9.2300                         .0000
            9.2000                         .0000
            8.5000                         .7000

      1414645                              .2700
      649,727.42                           .0300
           10.2500                         .0000
            9.9800                         .0000
            9.9500                         .0000
            8.5000                        1.4500

      1414655                              .2500
      333,750.00                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.5000                         .5950

      1414658                              .2700
      439,753.33                           .0300
            8.8750                         .0000
            8.6050                         .0000
            8.5750                         .0000
            8.5000                         .0750

      1414661                              .2700
      233,590.97                           .0300
            9.7500                         .0000
            9.4800                         .0000
            9.4500                         .0000
            8.5000                         .9500

      1414662                              .2700
      218,383.72                           .0300
            9.1250                         .0000
            8.8550                         .0000
            8.8250                         .0000
            8.5000                         .3250
1



      1414663                              .2700
      255,500.00                           .0300
            9.5000                         .0000
            9.2300                         .0000
            9.2000                         .0000
            8.5000                         .7000

      1414664                              .2500
      279,865.86                           .0300
            9.6250                         .0000
            9.3750                         .0000
            9.3450                         .0000
            8.5000                         .8450

      1414665                              .2500
      235,880.82                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.5000                         .5950

      1414666                              .2700
      307,340.58                           .0300
            9.2500                         .0000
            8.9800                         .0000
            8.9500                         .0000
            8.5000                         .4500

      1414667                              .2500
      120,000.00                           .0800
            9.7500                         .0000
            9.5000                         .0000
            9.4200                         .0000
            8.5000                         .9200

      1414668                              .2500
      262,500.00                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1414669                              .2700
      217,795.61                           .0300
            9.6250                         .0000
            9.3550                         .0000
            9.3250                         .0000
            8.5000                         .8250

      1414670                              .2500
      244,800.00                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200
1



      1414672                              .2500
      399,708.42                           .0300
            9.6250                         .0000
            9.3750                         .0000
            9.3450                         .0000
            8.5000                         .8450

      1414674                              .2700
      224,883.35                           .0300
            9.2500                         .0000
            8.9800                         .0000
            8.9500                         .0000
            8.5000                         .4500

      1414680                              .2500
      220,696.99                           .0300
            9.7500                         .0000
            9.5000                         .0000
            9.4700                         .0000
            8.5000                         .9700

      1414683                              .2500
      278,855.36                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1414685                              .2500
      466,844.86                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1414688                              .2700
      240,000.00                           .0300
            9.2500                         .0000
            8.9800                         .0000
            8.9500                         .0000
            8.5000                         .4500

      1414692                              .2700
      339,841.37                           .0300
            9.7500                         .0000
            9.4800                         .0000
            9.4500                         .0000
            8.5000                         .9500

      1414693                              .2700
      295,200.00                           .0300
            9.1250                         .0000
            8.8550                         .0000
            8.8250                         .0000
            8.5000                         .3250
1



      1414701                              .2700
      259,857.98                           .0300
            9.0000                         .0000
            8.7300                         .0000
            8.7000                         .0000
            8.5000                         .2000

      1414702                              .2500
      297,600.00                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1414704                              .2500
      164,909.87                           .0300
            9.0000                         .0000
            8.7500                         .0000
            8.7200                         .0000
            8.5000                         .2200

      1414705                              .2700
      230,400.00                           .0300
            9.2500                         .0000
            8.9800                         .0000
            8.9500                         .0000
            8.5000                         .4500

      1414706                              .2500
      558,446.90                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1414707                              .2500
      311,200.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700

      1414712                              .2500
      179,926.52                           .0300
           10.3750                         .0000
           10.1250                         .0000
           10.0950                         .0000
            8.5000                        1.5950

      1414717                              .2500
      187,414.82                           .0300
            9.8750                         .0000
            9.6250                         .0000
            9.5950                         .0000
            8.5000                        1.0950
1



      1414721                              .2500
      280,000.00                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1414726                              .2500
      212,162.67                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1414727                              .2500
      497,328.28                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                         .0000
            7.4700                         .0000

      1414806                              .2500
      230,000.00                           .0300
            9.3750                         .0000
            9.1250                         .0000
            9.0950                         .0000
            8.5000                         .5950

      1414807                              .2500
      483,750.00                           .0300
            8.8750                         .0000
            8.6250                         .0000
            8.5950                         .0000
            8.5000                         .0950

      1414817                              .2500
      206,250.00                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1414823                              .2500
      288,000.00                           .0800
            8.8000                         .0000
            8.5500                         .0000
            8.4700                         .0000
            8.4700                         .0000

      1414824                              .2500
      248,800.00                           .0800
            8.6000                         .0000
            8.3500                         .0000
            8.2700                         .0000
            8.2700                         .0000
1



      1414825                              .2500
      171,200.00                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1414829                              .2500
      140,000.00                           .0300
            9.5000                         .0000
            9.2500                         .0000
            9.2200                         .0000
            8.5000                         .7200

      1414868                              .2500
      275,450.00                           .0300
            8.5000                         .0000
            8.2500                         .0000
            8.2200                         .0000
            8.2200                         .0000

      1414871                              .2500
      213,147.60                           .0300
            9.6250                         .0000
            9.3750                         .0000
            9.3450                         .0000
            8.5000                         .8450

      1414882                              .2500
      288,000.00                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.5000                         .6700

      1414884                              .2500
      249,230.02                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            8.1700                         .0000

      1414886                              .2500
      386,361.06                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            8.5000                         .1700

      1414888                              .2500
      255,548.85                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.5000                         .4200
1



      1414890                              .2500
      223,778.77                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.5000                         .6700

      1414891                              .2500
      502,853.70                           .0800
           10.2500                         .0000
           10.0000                         .0000
            9.9200                         .0000
            8.5000                        1.4200

      1414892                              .2500
      145,855.79                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         .0000
            8.5000                         .6700

      1414893                              .2500
      260,000.00                           .0300
            9.1250                         .0000
            8.8750                         .0000
            8.8450                         .0000
            8.5000                         .3450

      1414895                              .2500
      285,000.00                           .0300
           10.1250                         .0000
            9.8750                         .0000
            9.8450                         .0000
            8.5000                        1.3450

      1414898                              .2500
      232,288.66                           .0300
            9.6250                         .0000
            9.3750                         .0000
            9.3450                         .0000
            8.5000                         .8450

      1414900                              .2500
       65,000.00                           .0800
            9.8750                         .0000
            9.6250                         .0000
            9.5450                         .0000
            8.5000                        1.0450

      1414912                              .2500
      169,050.00                           .0300
            9.2500                         .0000
            9.0000                         .0000
            8.9700                         .0000
            8.5000                         .4700
1



      1414970                              .2500
       68,000.00                           .0800
            9.0000                         .0000
            8.7500                         .0000
            8.6700                         .0000
            8.5000                         .1700

      1414977                              .2500
      253,700.00                           .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            8.4200                         .0000

      1414978                              .2500
      230,350.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            8.5000                         .0450

      1414981                              .2500
      220,121.61                           .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            8.1700                         .0000

      1414985                              .2500
      254,400.00                           .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            8.5000                         .0450

      1415007                              .2500
      424,080.03                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.5000                         .4200

      1415010                              .2500
      288,000.00                           .0800
            9.2500                         .0000
            9.0000                         .0000
            8.9200                         .0000
            8.5000                         .4200

  TOTAL NUMBER OF LOANS:      669
  TOTAL BALANCE........:        188,983,349.15



  RUN ON     : 04/18/95            RFC DISCLOSURE SYSTEM
RFFSDFIX-01
  AT         : 16.30.50            INITIAL SECURITY FEES
AMORTIZED BALANCE
  SERIES     : RFMSI I 1995-S3      FIXED SUMMARY REPORT
CUTOFF : 04/01/95
  POOL       : 0004167
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM
    TO

- -----------------------------------------------------------------
- --------------
  CURR NOTE RATE                        9.2886            7.3750
  10.8750
  RFC NET RATE                          9.0365            6.8750
  10.6250
  NET MTG RATE(INVSTR RATE)             8.9891            6.7950
  10.5450
  POST STRIP RATE                       8.4729            6.7950
   8.5000
  SUB SERV FEE                           .2521             .2500
    .7500
  MSTR SERV FEE                          .0474             .0300
    .0800
  ALL EXP                                .0000             .0000
    .0000
  MISC EXP                               .0000             .0000
    .0000
  SPREAD                                 .0000             .0000
    .0000
  STRIP                                  .5162             .0000
   2.0450







  TOTAL NUMBER OF LOANS:   669
  TOTAL BALANCE........:     188,983,349.15


                             ***************************
                             *      END OF REPORT      *
                             ***************************





                            EXHIBIT G

                FORM OF SELLER/SERVICER CONTRACT


    This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this _________ day of _______, 19____, by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and _____________________ (the "Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

    WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

    NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1.  Incorporation of Guides by Reference.

    The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.  Amendments.

    This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.  Representations and Warranties.

    a.   Reciprocal Representations and Warranties.

         The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this
Contract:

         (1) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

         (2) This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

         (3) There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

         (4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

    b.   Seller/Servicer's Representations, Warranties and
Covenants.

         In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.  Remedies of Residential Funding.

    If an Event of Seller Default or an Event of Servicer
Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.  Seller/Servicer's Status as Independent Contractor.

    At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

6.  Prior Agreements Superseded.

    This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.  Assignment.

    This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.  Notices.

    All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below.
However,
another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:







    Attention:

    Telefacsimile Number:  (___) ___-____

9.  Jurisdiction and Venue.

    Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10. Miscellaneous.

    This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.
    IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                      SELLER/SERVICER

[Corporate Seal]


(Name of
Seller/Servicer)

By:                               By:
    (Signature)                        (Signature)


                             By:
    (Typed Name)                       (Typed Name)


Title:                       Title:




ATTEST:                      RESIDENTIAL FUNDING
CORPORATION

By:                               By:
    (Signature)                        (Signature)


                             By:
    (Typed Name)                       (Typed Name)


Title:                       Title:
                            EXHIBIT H
                  FORMS OF REQUEST FOR RELEASE

DATE:
TO:
RE:      REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage
Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request: (circle one)   Mortgage Loan Prepaid
in
Full
                                  Mortgage Loan
Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."


Residential Funding Corporation
Authorized Signature

*****************************************************************
*
************
TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

         Enclosed Documents: [ ] Promissory Note
                             [ ] Primary Insurance Policy
                             [ ] Mortgage or Deed of Trust
                             [ ] Assignment(s) of Mortgage
or Deed of Trust
                             [ ] Title Insurance Policy
                             [ ] Other:



Name

Title

Date
                           EXHIBIT I-1

            FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF      )
              : ss.:
COUNTY OF          )

         [NAME OF OFFICER], being first duly sworn, deposes and says:

         1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Pass-Through Certificates, Series 1995-S3, Class [R-I] [R-II] (the "Owner")), a
[savings institution] [corporation] duly organized and existing under the laws of [the State of __________________] [the United States], on behalf of which he makes this affidavit and agreement.

         2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class [R-I] [R-II] Certificates, and
(iii) is acquiring the Class [R-I] [R-II] Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal
Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

         3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class [R-I] [R-II] Certificates to disqualified organizations under the Code, that applies to all transfers of Class [R-I] [R-II] Certificates after March 31, 1988;
(ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class [R-I] [R-II] Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

         4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class [R-I] [R-II] Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

         5. The Purchaser is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.

         6. That the Owner is aware that the Trustee will not register the transfer of any Class [R-I] [R-II] Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

         7. That the Owner has reviewed the restrictions set forth on the face of the Class [R-I] [R-II] Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class [R-I] [R-II] Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

         8. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class [R-I] [R-II] Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

         9.  The Owner's Taxpayer Identification Number is
______________.

         10. This affidavit and agreement relates only to the Class [R-I] [R-II] Certificates held by the Owner and not to any other holder of the Class [R-I] [R-II] Certificates. The Owner understands that the liabilities described herein relate only to the Class [R-I] [R-II] Certificates.

         11. That no purpose of the Owner relating to the transfer of any of the Class [R-I] [-II] Certificates by the Owner is or will be to impede the assessment or collection of any tax.

         12. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class [R-I] [R-II] Certificate that the Owner intends to pay taxes associated with holding such Class [R-I] [R-II] Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class [R-I] [R-II] Certificate.

         13. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class [R-I]
[R-II]
Certificates remain outstanding.

         14. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.
         IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of _______________, 199__.

                             [NAME OF OWNER]


                             By:
                             [Name of Officer]
                             [Title of Officer]
[Corporate Seal]

ATTEST:



[Assistant] Secretary



         Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

         Subscribed and sworn before me this ____ day of ________________, 199__.




                             NOTARY PUBLIC

                             COUNTY OF
                             STATE OF
                             My Commission expires the ____
                             day of _______________, 19__.
                           EXHIBIT I-2

                 FORM OF TRANSFEROR CERTIFICATE


                               __________________, 19__


Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

The First National Bank of Chicago
One First National Plaza
Suite 0126
Chicago, Illinois  60670-0126
Attention:  Residential Funding Corporation Series 1995-S3

         Re:  Mortgage Pass-Through Certificates,
              Series 1995-S3, Class [R-I] [R-II]

Ladies and Gentlemen:

         This letter is delivered to you in connection with the transfer by _______________________________ (the "Seller") to
_______________________________ (the "Purchaser") of
$_____________ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1995-S3, Class [R-I] [R-II] (the
"Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of April 1, 1995 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

         1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

         2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit I-1. The Seller does not know or believe that any representation contained therein is false.


         3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class [R-I] [R-II] Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

         4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                               Very truly yours,




                               (Seller)


                               By:
                               Name:
                               Title:
                            EXHIBIT J

             FORM OF INVESTOR REPRESENTATION LETTER

                       ______________, 19__

Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The First National Bank of Chicago
One First National Plaza
Suite 0126
Chicago, Illinois  60670-0126

Attention:  Residential Funding Corporation Series 1995-S3

         RE:  Mortgage Pass-Through Certificates,
              Series 1995-S3, Class B-

Ladies and Gentlemen:

         _________________________ (the "Purchaser") intends to
purchase from ___________________________ (the "Seller")
$_____________ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1995-S3, Class __ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of April 1, 1995 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

              1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

              2.     The Purchaser is acquiring the
         Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

              3.     The Purchaser is (a) a substantial,
         sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

              4.     The Purchaser has been furnished with,
         and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated ___________________, 19__, relating to the
         Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates.
         The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

              5.     The Purchaser has not and will not nor
         has it authorized or will it authorize any person to
         (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

              6. The Purchaser is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan, and understands that registration of transfer of any Certificate to any such employee benefit plan, or to any person acting on behalf of or purchasing any Certificate with "plan assets" of any such plan, will not be made unless such employee benefit plan delivers an opinion of its counsel, addressed and satisfactory to the Trustee, the Company and the Master Servicer, to the effect that the purchase and holding of a Certificate by, on behalf of, or with "plan assets" of any such plan is permissible under applicable law, would not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or
         Section 4975 of the Code, and would not subject the Company, the Master Servicer or the Trustee to any obligation or liability (including obligations or liabilities under Section 406 of ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

              7. The Purchaser is not a non-United States person.

                               Very truly yours,




                               By:

                               Name:

                               Title:

                            EXHIBIT K

            FORM OF TRANSFEROR REPRESENTATION LETTER




                                , 19


Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The First National Bank of Chicago
One First National Plaza
Suite 0126
Chicago, Illinois  60670-0126

Attention: Residential Funding Corporation Series 1995-S3

         Re:  Mortgage Pass-Through Certificates,
              Series 1995-S3, Class B-

Ladies and Gentlemen:

         In connection with the sale by              (the
"Seller") to                    (the "Purchaser") of $
Initial Certificate Principal Balance of Mortgage Pass-Through
Certificates, Series 1995-S3, Class   (the "Certificates"),
issued
pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of April 1, 1995 among Residential
Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and The First
National Bank of Chicago, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

         Neither the Seller nor anyone acting on its behalf has
(a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of
Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                       Very truly yours,



                       (Seller)



                       By:

                       Name:

                       Title:

                            EXHIBIT L

          [FORM OF RULE 144A INVESTMENT REPRESENTATION]


     Description of Rule 144A Securities, including numbers:
         _______________________________________________
         _______________________________________________
         _______________________________________________
         _______________________________________________


         The undersigned  seller, as registered holder (the
"Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

         1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts:
Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

         2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of April 1, 1995 among Residential Funding Corporation as Master Servicer, Residential Funding Mortgage Securities I, Inc. as depositor pursuant to Section 5.02 of the Agreement and The First National Bank of Chicago as trustee, as follows:

              a.  The Buyer understands that the Rule 144A
    Securities have not been registered under the 1933 Act or the securities laws of any state.

              b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

              c.  The Buyer has been furnished with all
    information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

              d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of
    Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

              e.  The Buyer is a "qualified institutional
    buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only
    (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

         [3. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee, Master Servicer and the Company that either (1) the Buyer is (A) not an employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), or a plan (within the meaning of Section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code")), which (in either case) is subject to ERISA or Section 4975 of the Code (both a "Plan"), and (B) is not directly or indirectly purchasing the Rule 144A Securities on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with "plan assets" of a Plan, or (2) the Buyer understands that registration of transfer of any Rule 144A Securities to any Plan, or to any Person acting on behalf of any Plan, will not be made unless such Plan delivers an opinion of its counsel, addressed and satisfactory to the Trustee, the Company and the Master Servicer, to the effect that the purchase and holding of the Rule 144A Securities by, on behalf of or with "plan assets" of any Plan would not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and would not subject the Company, the Master Servicer or the Trustee to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement or any other liability.]

         4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

         IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.




Print Name of Seller              Print Name of Buyer

By:                               By:

    Name:                                   Name:
    Title:                                  Title:

Taxpayer Identification:                    Taxpayer
Identification:

No.                               No.


Date:                               Date:





                                             ANNEX 1 TO EXHIBIT L


    QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

     [For Buyers Other Than Registered Investment Companies]


         The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

         1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

         2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because
(i) the Buyer owned and/or invested on a discretionary basis $______________________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

    ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
         Section 501(c)(3) of the Internal Revenue Code.

    ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission
         or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least
         $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.
    ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which
         is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

    ___ Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

    ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar
         official or agency of a State or territory or the District of Columbia.

    ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any
         agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

    ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income
         Security Act of 1974.

    ___  Investment Adviser.   The Buyer is an investment adviser
         registered under the Investment Advisers Act of 1940.

    ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under
         Section 301(c) or (d) of the Small Business Investment
         Act of 1958.

    ___ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

    ___ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or
         (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

         3. The term "securities" as used herein does not include
(i) securities of issuers that are affiliated with the Buyer,
(ii)
securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

         5. The Buyer acknowledges that it is familiar with Rule
144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___     ___      Will the Buyer be purchasing the Rule 144A
  Yes     No       Securities only for the Buyer's own
account?

         6. If the answer to the foregoing question is "no", the
Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

         7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.



                             Print Name of Buyer

                             By:

                                  Name:
                                  Title:

                             Date:

                                             ANNEX 2 TO EXHIBIT L


    QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

      [For Buyers That Are Registered Investment Companies]


          The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

           1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the
Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933
("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

          2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment
Companies, the cost of such securities was used.

____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

          4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies,
(ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

          5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

          6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.




                              Print Name of Buyer


                              By:

                                 Name:

                                 Title:


                              IF AN ADVISER:



                              Print Name of Buyer


                              Date:






                            EXHIBIT M

           [Text of Amendment to Pooling and Servicing
          Agreement Pursuant to Section 11.01(e) for a
                        Limited Guaranty]


                           ARTICLE XII

     Subordinate Certificate Loss Coverage; Limited Guaranty

          Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Subservicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Subservicer Advances previously made, (which will not be Advances or Subservicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Subservicer Advances reimbursed pursuant to Section 4.02(a), to the extent such Advances or Subservicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to
Section 4.02(a).

          (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to
Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the
Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

          (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the
Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections
(a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection
(d)
and (Y) the then outstanding Certificate Principal Balances of the
Class B Certificates, or such lower amount as may be established pursuant to Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

          (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General
Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

          (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B
Certificateholders.

          (f) The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless
(A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and
(b)
the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

          Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss
Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless
(A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Company obtains, in the case of a material amendment or supersession (but not a reduction, cancellation or deletion of the
Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supersession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) either REMIC I or REMIC II to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.
                            EXHIBIT N

                   [Form of Limited Guaranty]

                        LIMITED GUARANTY

         RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

               Mortgage Pass-Through Certificates
                         Series 1995-S3



, 199__

The First National Bank of Chicago
One First National Plaza
Suite 0126
Chicago, Illinois  60670-0126

Attention:  Residential Funding Corporation Series 1995-S3

Ladies and Gentlemen:

          WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of April 1, 1995 (the "Servicing Agreement"), among Residential Funding Mortgage Securities I, Inc. (the "Company"), Residential Funding and The First National Bank of Chicago (the "Trustee") as amended by Amendment No. ___ thereto, dated as of ________, with respect to the Mortgage Pass-Through Certificates, Series 1995-S3 (the "Certificates"); and

          WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

          WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate
Certificate Loss Obligation;

          NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

          1.   Provision of Funds.  (a) GMAC agrees to
contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related
Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section 12.01 of the Servicing Agreement.

          (b)  The agreement set forth in the preceding clause
(a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the
Trust Fund pursuant to the Servicing Agreement.

          2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

          3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section
12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

          4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

          5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

          6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the
Servicing Agreement and GMAC hereby authorizes the Company and the
Trustee to rely on the covenants and agreements set forth herein.

          7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

          8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, GMAC has caused this Limited
Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                              GENERAL MOTORS ACCEPTANCE
                              CORPORATION


                              By:
                              Name:
                              Title:


Acknowledged by:

THE FIRST NATIONAL BANK OF CHICAGO,
  as Trustee


By:
Name:
Title:


RESIDENTIAL FUNDING MORTGAGE
  SECURITIES I, INC.


By:
Name:
Title:
                            EXHIBIT O

  FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                   __________________,
19____

Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

The First National Bank of Chicago
One First National Plaza
Suite 0126
Chicago, Illinois  60670-0126

Attention:  Residential Funding Corporation Series 1995-S3

          Re:  Mortgage Pass-Through Certificates, Series 1995-
               S3 Assignment of Mortgage Loan


Ladies and Gentlemen:

          This letter is delivered to you in connection with the assignment by _________________ (the "Trustee") to _______________________ (the "Lender") of _______________ (the
"Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of April 1, 1995 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

       (i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

      (ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

     (iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

      (iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                              Very truly yours,




                              (Lender)

                              By:

                              Name:

                              Title:

                            EXHIBIT P


   Planned Principal Balances and Targeted Principal Balances
                         (see attached)

     For information on the Planned Principal Balances and Targeted Principal Balances, see Prospectus
     Supplement dated April 21,1995 to the Prospectus dated April 20,1995 for the Residential Funding
     Securities I, INC., Mortgage Pass-Through Certificates
     Series 1995-S3.  See pages S-34 through S-40.


                            EXHIBIT Q


                 Schedule of Discount Fractions

                               EXHIBIT Q

                      Schedule of Discount Fractions

                PRINCIPAL     NET MORTGAGE      DISCOUNT
PO
     LOAN #      BALANCE          RATE          FRACTION
BALANCE
     1343925      125,339.20         7.420     12.7058823529%
15,925.45
     1352659      338,988.93         6.795     20.0588235294%
67,997.19
     1403780      272,710.51         7.045     17.1176470588%
46,681.62
     1405304      216,900.00         8.220      3.2941176471%
7,144.94
     1405419      235,589.66         8.470      0.3529411765%
831.49
     1405420      515,102.85         8.470      0.3529411765%
1,818.01
     1405421      223,610.54         8.470      0.3529411765%
789.21
     1405453      262,299.56         8.470      0.3529411765%
925.76
     1405523      231,460.20         8.470      0.3529411765%
816.92
     1405828      249,860.68         8.470      0.3529411765%
881.86
     1405832      479,701.65         8.045      5.3529411765%
25,678.15
     1405835      283,339.22         8.420      0.9411764706%
2,666.72
     1405855      209,162.10         8.420      0.9411764706%
1,968.58
     1405857      269,959.71         8.420      0.9411764706%
2,540.80
     1405870      257,839.17         7.545     11.2352941176%
28,968.99
     1405890      229,860.67         8.170      3.8823529412%
8,924.00
     1405932      351,593.48         8.420      0.9411764706%
3,309.12
     1405938      262,033.79         7.545     11.2352941176%
29,440.27
     1405982      224,374.48         7.545     11.2352941176%
25,209.13
     1405985      349,254.13         7.420     12.7058823529%
44,375.82
     1406029      244,503.51         7.670      9.7647058824%
23,875.05
     1406041      498,775.45         8.170      3.8823529412%
19,364.22
     1406060      339,167.29         8.170      3.8823529412%
13,167.67
     1406069      319,255.44         8.420      0.9411764706%
3,004.76
     1406071      299,265.24         8.170      3.8823529412%
11,618.53
     1406076      349,098.00         7.920      6.8235294118%
23,820.80
     1406088      269,844.65         8.420      0.9411764706%
2,539.71
     1406094      236,055.89         8.045      5.3529411765%
12,635.93
     1406096      271,350.68         8.295      2.4117647059%
6,544.34
     1406642      284,662.69         8.470      0.3529411765%
1,004.69
     1406643      233,177.35         8.470      0.3529411765%
822.98
     1406644      278,511.20         8.470      0.3529411765%
982.98
     1406646      256,639.12         8.470      0.3529411765%
905.79
     1406659      242,995.54         8.470      0.3529411765%
857.63
     1406662      215,110.81         8.470      0.3529411765%
759.21
     1406664      278,019.19         8.470      0.3529411765%
981.24
     1406686      221,285.34         8.470      0.3529411765%
781.01
     1406687      348,559.19         8.470      0.3529411765%
1,230.21
     1406697      448,686.49         8.470      0.3529411765%
1,583.60
     1406707      276,854.33         8.470      0.3529411765%
977.13
     1406713      244,372.16         8.470      0.3529411765%
862.49
     1406733      391,416.32         8.470      0.3529411765%
1,381.47
     1406736      254,255.66         8.470      0.3529411765%
897.37
     1406742      264,226.46         8.470      0.3529411765%
932.56
     1406743      896,835.94         8.470      0.3529411765%
3,165.30
     1406744      949,350.68         8.470      0.3529411765%
3,350.65
     1406765      263,690.74         8.470      0.3529411765%
930.67
     1406770      294,659.30         8.470      0.3529411765%
1,039.97
     1406778      224,476.54         8.470      0.3529411765%
792.27
     1407632      220,000.00         8.120      4.4705882353%
9,835.29
     1407722      299,827.39         8.470      0.3529411765%
1,058.21
     1407746      275,121.69         8.170      3.8823529412%
10,681.20
     1407753      247,403.32         8.295      2.4117647059%
5,966.79
     1407756      318,418.20         8.170      3.8823529412%
12,362.12
     1407791      220,000.00         8.345      1.8235294118%
4,011.76
     1407794      500,000.00         8.470      0.3529411765%
1,764.71
     1407804      229,867.66         8.470      0.3529411765%
811.30
     1407892      250,000.00         8.470      0.3529411765%
882.35
     1412562      229,500.00         8.470      0.3529411765%
810.00
     1414727      497,328.28         7.470     12.1176470588%
60,264.49
     1414823      288,000.00         8.470      0.3529411765%
1,016.47
     1414824      248,800.00         8.270      2.7058823529%
6,732.24
     1414868      275,450.00         8.220      3.2941176471%
9,073.65
     1414884      249,230.02         8.170      3.8823529412%
9,675.99
     1414977      253,700.00         8.420      0.9411764706%
2,387.76
     1414981      220,121.61         8.170      3.8823529412%
8,545.90

              $20,106,849.90        8.2448      3.0018850813%
$603,584.53